                [PHOTO OF DOLLAR AND POCKET WATCH APPEARS HERE]

-----------------------
Annual Report
November 30, 1997
-----------------------

Money Market Portfolio
Treasury Money Market Portfolio
Tax-Exempt Money Market Portfolio
Growth & Income Equity Portfolio
Small Cap Equity Portfolio
International Equity Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Equity Portfolio
Balanced Portfolio
Government & Corporate Bond Portfolio
U.S. Government Securities Portfolio
Short-Intermediate Municipal Portfolio
Missouri Tax-Exempt Bond Portfolio
National Municipal Bond Portfolio                                  [LOGO OF ARCH
Intermediate Corporate Bond Portfolio                              APPEARS HERE]
Bond Index Portfolio                                              The ARCH Funds

THE ARCH FUND, INC.

                          MESSAGE FROM YOUR CHAIRMAN

Dear Shareholders,

  We are pleased to present this report for the ARCH Fund, Inc. for the 12 months ended November 30, 1997. During the period, the ARCH family of mutual funds saw its assets increase to nearly $3.8 billion.

  We also introduced five new portfolios, bringing our total number of offerings to 17. The new portfolios are the Intermediate Corporate Bond Portfolio, Bond Index Portfolio, Equity Income Portfolio, Equity Index Portfolio, and our newest addition, the Growth Equity Portfolio. These new portfolios offer shareholders exposure to an even wider range of segments of the financial markets.

  If you are a customer of the ARCH Asset Adviser program, you are aware that your investment adviser, Mississippi Valley Advisors Inc., rebalanced and reallocated its growth model portfolio during the recent period. It increased slightly the portfolio's allocation to the ARCH Small Cap Equity Portfolio and reduced the allocation to the Arch Growth & Income Equity Portfolio. We will continue to monitor the financial markets and to allocate shareholder assets according to market conditions and opportunities.

  While its impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principals that can help you as an investor to plan for your future needs.

  First, we encourage investors to take a long-term view of their portfolios. If you can afford to leave the money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation. Of course past performance is no guarantee of future results.

  Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short time horizon, you might want to consider investments such as money market mutual funds, which seek income and a stable share price by investing in high-quality, short-term instruments.

  Finally, no matter what your time horizon, tolerance for risk, or portfolio diversity, it makes good sense to follow a regular investing plan. By investing a certain amount of money in a fund at the same time each month or quarter, and periodically reviewing your portfolio, you will not get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy--known as dollar cost averaging--will not assure you a profit or protect you from a loss in a declining market, Investors should consider his/her financial ability to continue purchases through periods of low price levels, it should help you lower the average cost of your purchases over time.

  The ARCH family of mutual funds offers a broad spectrum of mutual fund investments to meet almost any investment need, including stock, bond, and money market funds. Using the ARCH funds, you can build a well diversified portfolio that can help you towards your future savings and investment goals.

  You will find detailed discussions of each Portfolio of the ARCH Fund, Inc. in the following pages. These discussions will help you understand your investments and their current prospects. If you would like any more information about any of the Portfolios, please call your investment representative or the ARCH Shareholder Servicing Center at 1-800-452-ARCH.


 THE ARCH FUNDS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, THE DISTRIBUTOR OR ANY OF THEIR AFFILIATES, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    MESSAGE FROM YOUR INVESTMENT ADVISER, MISSISSIPPI VALLEY ADVISERS INC.

  During the recent 12-month period, the U.S. economy was characterized by strong growth, increased consumer spending, a shrinking federal deficit and low unemployment and inflation. The stock and bond markets benefited from this combination of positive economic conditions.

  Shares of large domestic firms continued to perform well during the recent period. For example, the 20 largest stocks in the Standard and Poor's 500 Stock Index accounted for 40% of the index's price movement. Large-company stocks have dominated the stock market for a long time, and we believe that such shares are very fully valued relative to stocks of smaller firms. Shares of small or midsized companies eventually will catch up. Meanwhile, there continues to be large inflows of money into stocks from individuals and through 401(k) plans.

  The bond markets fluctuated early in the period due to inflation concerns, and the Federal Reserve Board raised short-term interest rates in late March. However, inflation remained low and bond prices rallied during much of the period. The recent return on bonds is attractive relative to the rate of inflation, and we believe that bonds offer good opportunities for investors in the current low-inflation environment.

  Going forward, the economy's growth rate likely will decline from around 3.6% in 1997 to a healthy and more sustainable rate of 1.5% to 2.5%. We expect corporate profits to grow by 6.5% annually in 1998. Recent economic troubles in many Asian countries could contribute to a slowdown in the U.S. economy, as Asian manufacturers export more goods to the United States. We also believe that the current strong level of consumer spending is unsustainable. Real after-tax income has risen only 2.6% over the past year, while the savings rate is 3.7%, near the record low. At the same time, consumers continue to take on high levels of personal installment loan debt. However, productivity improvements that have helped fuel a strong-growth, low-inflation economy likely will continue. As a result, the Federal Reserve is unlikely to raise interest rates in the near term.

  Even in a relatively positive environment for financial assets, investors should not be complacent about their savings. There is some risk in that shares of the largest companies are somewhat overvalued. Shares of small or medium-sized firms have lagged shares of larger firms for some time and may perform well in the months ahead. Regardless of what type of stock does best in the short-term, investors' portfolios should be well diversified among several types of assets, including stocks, bonds and cash reserves. Such portfolios offer investors the best chance for good returns without unnecessary risk.

  The stock market in 1997 posted its third consecutive year of gains of 20% or more. In that environment, we urge investors to keep realistic expectations about the potential for stock market gains. For example, the average one-year return for stocks since 1945 is 13.8%. Remember that we will not always experience the level of returns that we've seen during the last three years. That said, we believe stocks still offer investors the best chance of any type of asset for long-term growth.

THE ARCH MONEY MARKET PORTFOLIO+

  Q. What is the objective of this Portfolio?

  A. The ARCH Money Market Portfolio seeks current income with liquidity and stability of principal. The Portfolio's net assets on November 30, 1997, were approximately $1.2 billion.
------
+ An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the portfolio will be able to maintain a stable Net Asset Value of $1.00 per share.

  Q. What were the conditions in the money markets during the 12 months ended November 30, 1997?

  A. It was a mostly uneventful year in the money markets. The Federal Reserve raised rates in late March from 5.25% to 5.50%. Since then, short-term interest rates have remained relatively stable. Economic problems in Asia late in the period caused many buyers of Japanese securities to shift their money to U.S. issues. That helped support prices of U.S. money market securities.

  Q. How did you manage the Portfolio in that environment?

  A. In general, the Portfolio's average maturity remained around 40 days during most of the period. We did lengthen that average maturity to around 50 days on occasion to take advantage of opportunities. Specifically, we lengthened when the Fed raised rates in March. We also extended the Portfolio's average maturity near the end of each fiscal quarter. At those times, many issuers clean up their balance sheets and offered securities with relatively high yields. The average maturity as of November 30, 1997, was 37 days.

  Q. What types of securities constituted the Portfolio's largest holdings during the period?

  A. Commercial paper, the Portfolio's largest holding, accounted for approximately 60% of the Portfolio. Such securities were the most readily available issues during the period. Bank certificates of deposit, floating rate notes and government agency issues made up the remainder of the Portfolio.

  Q. What is your strategy going forward?

  A. We expect that problems in Asian markets will dampen growth in the United States and that short-term interest rates likely will remain somewhat stable as a result. We will therefore maintain our current strategy of extending the Portfolio's average maturity near the end of each quarter to take advantage of yield opportunities.

THE ARCH TREASURY MONEY MARKET PORTFOLIO+

  Q. What is the Portfolio's objective?

  A. The ARCH Treasury Money Market Portfolio seeks a high level of current income exempt from state income tax, consistent with liquidity and security of principal. The Portfolio's net assets on November 30, 1997 were roughly $292 million.

  Q. What was your strategy during the 12 months ended November 30, 1997?

  A. The Portfolio maintained an average maturity of 45 to 50 days during the first few months of the period. We then extended that average maturity to the mid-50 day range later in the period to take advantage of higher interest rates. The Portfolio is rated AAA managed by Standard and Poor's, and therefore has a maximum average maturity restriction of 59 days. We continued to structure the Portfolio using a laddered approach to provide adequate liquidity.

  Q. How was the Portfolio divided between different Treasury securities?

  A. Treasury bills made up 78% of the Portfolio's assets at the end of the period. We tend to prefer Treasury bills, as they are easier to trade than Treasury notes and provide a greater opportunity for gains when we sell them. Those opportunities occur because many municipalities are required to buy bills with certain maturities. That demand typically boosts those bills' prices.
------
+ An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the portfolio will be able to maintain a stable Net Asset Value of $1.00 per share.

  Q. How will you manage the Portfolio during the coming months?

  A. We expect the Portfolio's average maturity to remain between the mid-40- to mid-50-day range going forward. We also will structure the Portfolio with a laddered maturity to accommodate cash flows in and out of the Portfolio.

THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO+

  Q. How did the tax-exempt money markets perform during the 12-month period ended November 30, 1997?

  A. Yields on tax-exempt money market securities declined during the period, due in part to a lack of supply. When supply is low, issuers can get away with paying relatively low rates to investors. Those low yields during the period made short-term tax-exempt issues less attractive relative to taxable securities such as Treasury bills.

  Q. How did you manage the Portfolio in that environment?

  A. The ARCH Tax-Exempt Money Market Portfolio seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio attempts to achieve this objective while maintaining strict credit quality standards.

  The Portfolio's average maturity primarily was in the 30-day range during the period. That is shorter than the Portfolio's Comparison index, which has an average maturity of 40 to 50 days. We were able to deliver competitive performance while taking less risk than the index. The Portfolio invested mainly in daily and weekly securities that offered attractive yields and liquidity.

  Q. How will you manage the Portfolio in the months ahead?

  A. We intend to increase our position in tax-exempt commercial paper and notes to guard against interest rate fluctuations brought on by changes in daily and weekly securities. But we do not intend to alter the Portfolios' current strategy significantly, as long as inflation remains in check and the economy grows at a reasonable pace.
------
+ An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the portfolio will be able to maintain a stable Net Asset Value of $1.00 per share.

THE ARCH SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]

                                                  Lehman
                                                 Municipal
             Investor A        Investor A       Bond Index
              (No Load)          (Load)*          3 year
             ----------        ----------       ----------
 7/95          10,000            9,747            10,000
11/95          10,080            9,825            10,220
11/96          10,485           10,220            10,713
11/97          10,918           10,641            11,229

*Reflects 2.50% sales charge.


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year        (7/10/95)
--------------------------------------------------------------
Investor A (No Load)                  4.12%          3.74%
--------------------------------------------------------------
Investor A*                           1.51%          2.63%
--------------------------------------------------------------

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


                                         Lehman
                                       Municipal
                                       Bond Index
                      Trust              3 year
                     -------           ----------
 7/95                 10,000             10,000
11/95                 10,213             10,220
11/96                 10,636             10,713
11/97                 11,103             11,229


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year        (7/10/95)
--------------------------------------------------------------
Trust                                 4.39%          4.47%
--------------------------------------------------------------




  The ARCH Short-Intermediate Municipal Portfolio is measured against the Lehman Brothers Municipal Bond Index-3 year, an unmanaged Index representative of the total return of municipal bonds with remaining maturities of 3 years or less. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares. The Portfolio may be subject to certain state and local taxes and, depending on an investor's tax status, the federal alternative minimum tax.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Q. What were the conditions in the municipal bond market during the 12 months ended November 30, 1997?

  A. A limited supply of municipal issues helped boost prices of municipal bonds during the period. Municipal bonds with relatively long maturities outperformed both comparable longer term Treasuries and municipal bonds with shorter maturities.

  Q. How did you manage the Portfolio in that environment?

  A. The Portfolio remained fully invested during the period to participate in the strong tax-exempt market. The Portfolio's average maturity was approximately four years at the beginning of the period and declined to around
3.25 years at the end of the period.

  Q. What was the Portfolio's average credit rating during the period?

  A. We continued to maintain a high-quality, AA2-rated Portfolio. Yields on lower-quality issues were not high enough to justify their additional risk.

  Q. How will you manage the Portfolio going forward?

  A. We expect the economy to continue to grow at a steady pace and the supply of municipal issues to remain low relative to taxable Treasuries. Those factors likely will benefit the municipal market in the year ahead.

  We intend to increase the Portfolio's average maturity closer to 4.5 years, to take advantage of positive conditions in the municipal market. Of course, we will continue to favor issues with high credit quality to help protect shareholders against market declines.

THE ARCH NATIONAL MUNICIPAL BOND PORTFOLIO

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]

                                                                                    Lehman
                                                                                   Municipal
             Investor A        Investor A       Investor B       Investor B       Bond Index
              (No Load)          (Load)*         (No CDSC)        (CDSC)**          10 year
             ----------        ----------       ----------       ----------       ----------
11/18/96       10,000            9,551            10,000           9,500            10,000
11/30/96       10,073            9,620            10,070           9,570            10,566
11/30/97       10,839           10,352            10,775          10,275            11,311

*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charges.
   (Maximum 5.00%)


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year        (11/18/96)
--------------------------------------------------------------
Investor A (No Load)                  7.61%          8.09%
--------------------------------------------------------------
Investor A*                           2.80%          3.40%
--------------------------------------------------------------
Investor B (No CDSC)                  7.01%          7.47%
--------------------------------------------------------------
Investor B (CDSC)**                   3.01%          2.65%
--------------------------------------------------------------

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


                                         Lehman
                                       Municipal
                                       Bond Index
                      Trust              10 year
                     -------           ----------
11/18/96              10,000             10,000
11/30/96              10,074             10,566
11/30/97              10,876             11,311


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year        (11/18/96)
--------------------------------------------------------------
Trust                                 7.97%          8.45%
--------------------------------------------------------------


  The Arch National Municipal Bond Portfolio is measured against the Lehman Municipal Bond Index-10 year, an unmanaged Index representative of the total return of municipal bonds with remaining maturities of 10 years or less. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares. The portfolio may be subject to certain state and local taxes and, depending on an Investors's tax status, the federal alternative minimum tax.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original costs.

  Investor B shares were initially offered on November 18, 1996. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the continent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Q. How did municipal bonds perform during the 12 months ended November 30, 1997?

  A. The low supply of municipal issues during the period boosted municipal bond prices. Demand was especially strong for municipal bonds with maturities of around 18 years. Municipal bonds with relatively long maturities outperformed Treasuries with comparable maturity dates.

  Q. What was your strategy in that environment?

  A. We increased the Portfolio's average maturity during the period to around ten years. We did so by purchasing securities that mature in 15 to 20 years to take advantage of opportunities in that portion of the yield curve.

  Q. How did you manage credit risk during the period?

  A. The average credit rating of the Portfolio remained AA1. As a rule, the Portfolio invests in issues with high credit quality. The credit risk associated with lower rated bonds was too great to warrant purchasing them. During the period, we were able to replace some lower rated issues with higher quality bonds.

  Q. How will you manage the Portfolio during the months ahead?

  A. We will continue to hold a significant portion of the Portfolio's assets in securities that mature in roughly 18 years, since those issues offer investors attractive yields given their risk. However, we likely will avoid most issues that mature in longer than 18 years. The yields on such longer term bonds are not high enough to justify taking on the additional risk inherent in long-term bonds.

THE ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


                                                                                    Lehman
                                                                                   Brothers
             Investor A        Investor A       Investor B       Investor B        Municipal
              (No Load)          (Load)*         (No CDSC)        (CDSC)**        Bond Index
             ----------        ----------       ----------       ----------       ----------
7/88           10,000            9,551            10,000           9,500            10,000
11/88          10,523           10,050            10,523          10,023            10,341
11/89          11,622           11,100            11,622          11,222            11,480
11/90          12,320           11,767            12,320          12,020            12,363
11/91          13,493           12,887            13,493          13,193            13,632
11/92          14,833           14,166            14,760          14,560            14,999
11/93          16,393           15,657            16,313          16,213            16,662
11/94          15,387           14,696            15,312          15,312            15,787
11/95          18,221           17,403            18,007          18,007            18,770
11/96          19,024           18,170            18,634          18,634            19,874
11/97          20,217           19,309            19,645          19,645            21,299

*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charges.
   (Maximum 5.00%)


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                             Since
                                                           Inception
                                     1 Year     5 Year      (7/15/88)
----------------------------------------------------------------------
Investor A (No Load)                  6.27%      6.39%       7.79%
----------------------------------------------------------------------
Investor A*                           1.49%      5.41%       7.26%
----------------------------------------------------------------------
Investor B (No CDSC)                  5.43%      5.88%       7.46%
----------------------------------------------------------------------
Investor B (CDSC)**                   1.43%      5.73%       7.46%
----------------------------------------------------------------------

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


                                         Lehman
                                        Brothers
                                       Municipal
                      Trust            Bond Index
                     -------           ----------
7/88                  10,000             10,000
11/88                 10,523             10,341
11/89                 11,622             11,480
11/90                 12,353             12,363
11/91                 13,546             13,632
11/92                 14,915             14,999
11/93                 16,517             16,662
11/94                 15,535             15,787
11/95                 18,430             18,770
11/96                 19,281             19,874
11/97                 20,531             21,299


                -----------------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                -----------------------------------------------------

                                                            Since
                                                          Inception
                                     1 Year     5 Year    (7/15/88)
---------------------------------------------------------------------
Trust                                 6.48%      6.60%      7.97%
---------------------------------------------------------------------



  The ARCH Missouri Tax-Exempt Bond Portfolio is measured against the Lehman Brothers Municipal Bond Index, an unmanaged Index representative of the total return of municipal bonds. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares. The Portfolio may be subject to certain state and local taxes and, depending on an investor's tax status, the federal alternative minimum tax.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Q. What were conditions like in the Missouri municipal bond market during the 12 months ended November 30, 1997?

  A. There was a relatively low supply of large bond issuances in the Missouri market during the period, causing strong demand for those bonds. Nevertheless, we were able to find good issues trading at attractive prices.

  Q. How did you position the Portfolio to take advantage of those conditions?

  A. The lack of available securities and a significant increase in the Portfolio's assets caused the Portfolio's average maturity to decrease slightly during the first half of the period. The Portfolio's average maturity stood at
6.01 years at the end of the period.

  We purchased general obligation bonds and revenue bonds that mature in 15 to 18 years. Those securities typically offered investors the most attractive returns without exposing them to excess risk.

  Q. What is the average credit quality of the Portfolio's holdings?

  A. The Portfolio's average credit rating was AA1 at the end of the period. We favored issues with high credit quality because lower quality issues did not offer enough extra yield to justify their credit risk.

  Q. What is your outlook for the Missouri municipal bond market?

  A. We feel that the lack of supply of large issues will continue. However, if interest rates continue to decline, we may see more new bonds issued in Missouri.

  We will continue to invest new cash in longer term issues and increase the Portfolio's average maturity. As always, we will focus on securities with high credit quality, since we feel it is as important to protect shareholders against down markets as it is to participate in up markets.

THE ARCH INTERNATIONAL EQUITY PORTFOLIO+

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]

                                                                                  Morgan Stanley
                                                                                      Europe,
             Investor A        Investor A       Investor B       Investor B         Australia &
              (No Load)          (Load)*          (CDSC)**        (No CDSC)        Far East Index
             ----------        ----------       ----------       ----------       ---------------
4/94           10,000            9,551            10,000          10,000            10,000
11/94           9,900            9,456             9,405           9,900            10,370
11/95          10,780           10,296            10,330          10,730            11,189
11/96          12,072           11,530            11,622          11,922            12,543
11/97          12,384           11,828            11,838          12,138            12,528

*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charges.
   (Maximum 5.00%)



                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year         (4/4/94)
--------------------------------------------------------------
Investor A (No Load)                  2.58%          6.01%
--------------------------------------------------------------
Investor A*                          -2.05%          4.69%
--------------------------------------------------------------
Investor B (No CDSC)                  1.82%          5.43%
--------------------------------------------------------------
Investor B (CDSC)**                  -2.14%          4.71%
--------------------------------------------------------------

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


                                                            Morgan Stanley
                                                                Europe,
                                                              Australia &
                      Trust             Institutional        Far East Index
                     -------           ---------------      ---------------
4/94                  10,000               10,000               10,000
11/94                  9,920                9,900               10,370
11/95                 10,810               10,770               11,189
11/96                 12,142               12,052               12,543
11/97                 12,495               12,364               12,528


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year         (4/4/94)
--------------------------------------------------------------
Trust                                 2.91%          6.27%
--------------------------------------------------------------
Institutional                         2.59%          5.96%
--------------------------------------------------------------

------
+ International investing involves increased risk and volatility.

  The ARCH International Equity Portfolio is measured against the unmanaged Morgan Stanley EAFE (Europe, Australia and Far East) Index, which generally is representative of the performance of international stocks. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Q. What were the conditions like for global equity investors during the 12-month period ended November 30, 1997?

  A. Overall, the global markets were quite volatile during the period, with the Morgan Stanley EAFE Index down 0.1%. The biggest story was economic turmoil in Asia, which caused many stock markets in that region to vastly underperform the index. Japan, in particular, had problems, from a drop in consumer spending, to a national banking crisis. As a result, the Japanese portion of the EAFE lost 24.5% of its value during the period.

  Not all markets, however, were plagued by economic and market turmoil. In particular, the United Kingdom, Holland and Switzerland maintained strong economies, and their stock markets rewarded investors with impressive gains. For example, Swiss stocks were up 34.5% during the period.

  Q. How did you manage the Portfolio in that environment?

  A. We decreased the Portfolio's exposure to troubled Asian markets during the period. For example, we reduced the fund's holdings in Japanese stocks from approximately 26.4% to 19.8%. We reduced the Portfolio's holdings elsewhere in the Far East from 11% to around 4.0%.

  We increased the Portfolio's holdings in other parts of the world to take advantage of good opportunities. For example, the Scandinavian countries looked promising for investors, so we upped our allocation from 5.2% to 7.4% of the Portfolio's assets.

  We established positions in the emerging markets of Europe, such as Hungary, Poland and Russia; our exposure represented 2% of the Portfolio.

  Q. How did those regional and country allocations help the Portfolio's performance?

  A. We emphasize careful stock selection in each region of the world, targeting shares of large, well-established firms with above-average growth potential. This disciplined approach helped the Portfolio outperform the EAFE index in many sectors. For example, we were rewarded by our careful stock picks in Japanese electronics makers such as Canon and Sony. As a result, the Portfolio's Japanese holdings delivered a positive return of 1.8%

  Our investments in other regions of the world also performed well. The Portfolio's investments in the United Kingdom, for example, returned 27% versus 22% for the U.K. stocks represented in the index. Good performance from stocks such as the Swedish (CK) life insurance company Skandia helped the Portfolio's Scandinavian investments gain 28.6%, versus 22% for that portion of the index. Our stock picks in the emerging markets of Hungary, Poland and Russia also helped the Portfolio outperform the index, with a 4.6% gain, versus a 0.4% gain for that portion of the index.

  Q. What is your outlook for overseas markets and the Portfolio during the next several months?

  A. Although problems persist in Japan and other Asian countries, we will cautiously look for opportunities in those markets. On the other hand, we are generally enthusiastic about investment prospects in Europe, particularly the Nordic countries, United Kingdom and Ireland. Other European markets we feel positive about include Spain, Italy and Portugal.

  Our method of stock selection will remain the same. We will continue to emphasize shares of large, well-positioned firms that trade at attractive valuations.

THE ARCH GROWTH & INCOME EQUITY PORTFOLIO

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]



             Investor A        Investor A       Investor B       Investor B         S&P 500
              (No Load)          (Load)*         (CDSC)**         (No CDSC)          Index
             ----------        ----------       ----------       ----------       ----------
6/88           10,000            9,551            10,000          10,000            10,000
11/88          10,346            9,882             9,846          10,346            10,620
11/89          13,151           12,561            12,751          13,151            13,912
11/90          12,973           12,390            12,673          12,973            13,439
11/91          15,228           14,545            14,928          15,228            16,167
11/92          18,364           17,539            18,164          18,364            19,142
11/93          20,135           19,267            20,035          20,135            21,075
11/94          20,176           19,305            20,176          20,176            21,307
11/95          26,622           25,473            26,472          26,472            29,188
11/96          32,743           31,274            32,371          32,371            37,366
11/97          40,569           38,748            39,829          39,829            48,019

*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charges.
   (Maximum 5.00%)



                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                                   Since
                                                                 Inception
                                     1 Year        5 Year         (6/2/88)
----------------------------------------------------------------------------
Investor A (No Load)                 23.90%        17.18%         15.88%
----------------------------------------------------------------------------
Investor A*                          18.32%        16.11%         15.32%
----------------------------------------------------------------------------
Investor B (No CDSC)                 23.04%        16.75%         15.65%
----------------------------------------------------------------------------
Investor B (CDSC)**                  19.04%        16.64%         15.65%
----------------------------------------------------------------------------

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]




                                                                 S&P 500
                       Trust            Institutional             Index
                  ---------------      ---------------       ---------------
6/88                  10,000               10,000                 10,000
11/88                 10,345               10,346                 10,620
11/89                 13,150               13,151                 13,912
11/90                 12,971               12,973                 13,439
11/91                 15,227               15,228                 16,167
11/92                 18,362               18,364                 19,142
11/93                 20,134               20,135                 21,075
11/94                 20,206               20,173                 21,307
11/95                 26,727               26,604                 29,188
11/96                 32,994               32,745                 37,366
11/97                 41,093               40,571                 48,019


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                                   Since
                                                                 Inception
                                     1 Year        5 Year        (6/2/88)
----------------------------------------------------------------------------
Trust                                24.55%        17.48%         16.03%
----------------------------------------------------------------------------
Institutional                        23.90%        17.18%         15.88%
----------------------------------------------------------------------------





  The performance of the ARCH Growth & Income Equity Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged Index generally representative of the U.S. stock market. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Q. What were the conditions in the stock market during the 12 months ended November 30, 1997?

  A. Stocks continued to perform well, despite a market correction in October and increased volatility late in the period due to problems in many Asian markets. Shares of large company stocks posted the strongest gains during the period. Those gains did broaden out somewhat during the period to include shares of some smaller firms.

  Q. How did you manage the Portfolio in that environment?

  A. We continued to take a bottom-up approach to stock selection, looking for good values. We also took a very diversified approach toward managing the Portfolio. We did not bet on the fortunes of any particular sector.

  Our Portfolio is broadly diversified across eight market sectors: 24% in consumer growth stocks; 21% in interest-rate sensitive stocks such as banks and financial institutions; 15% in industrial cyclicals; 14% in technology stocks; 13% in consumer staples stocks; 6% in energy stocks; 4% in capital goods stocks; and 3% in consumer cyclicals.

  Q. What changes did you make to the Portfolio during the period?

  A. We purchased shares of select technology companies that traded at attractive prices. We also found opportunities among certain consumer staples stocks, as well as shares of drug makers and industrial cyclical companies. We reduced the Portfolio's exposure to energy stocks and capital goods stocks. Those sectors performed very well recently and appeared to be overvalued relative to the market.

  Q. How will you manage the Portfolio going forward?

  A. We will continue to carefully select stocks that appear undervalued. Currently, such stocks include medical and drug stocks, financial services companies and technology firms. We also will continue to maintain a broadly diversified portfolio, giving investors exposure to various sectors of the stock market without taking excessive or unnecessary risks.

THE ARCH EQUITY INCOME PORTFOLIO

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


                                                                                   Russell
             Investor A        Investor A       Investor B       Investor B       1000 Value
              (No Load)          (Load)*       (No CDSC)**         (CDSC)           Index
             ----------        ----------      -----------       ----------       ----------
 2/26/97       10,000            9,551            10,000           9,500            10,000
11/30/97       11,742           11,215            11,675          11,175            12,013

*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charges.
   (Maximum 5.00%)


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year        (2/27/97)
--------------------------------------------------------------
Investor A (No Load)                  N/A           17.42%
--------------------------------------------------------------
Investor A*                           N/A           12.15%
--------------------------------------------------------------
Investor B (No CDSC)                  N/A           16.75%
--------------------------------------------------------------
Investor B (CDSC)**                   N/A           11.75%
--------------------------------------------------------------

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]



                                                         Russell
                                                          1000
                      Trust           Institutional       Index
                  ------------        -------------    ------------
 2/26/97              10,000             10,000           10,000
11/30/97              11,764             11,764           12,013


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year        (2/27/97)
--------------------------------------------------------------
Trust                                 N/A           17.64%
--------------------------------------------------------------
Institutional                         N/A           17.64%
--------------------------------------------------------------

  The Arch Equity Income Portfolio is measured against the Russell 1000 Value Index, generally representative of those securities in The Russell 1000 Index with a less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios, higher dividend yields and lower forecasted growth values. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares.

  The portfolio may be subject to certain state and local taxes and, depending on an Investor's tax status, the federal alternative minimum tax.

  Past performance is not Predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Q. Describe the overall environment for stocks since the Portfolio's February 27, 1997, inception.

  A. The overall stock market environment was generally very favorable during the period. Factors contributing to stocks' strong performance were continued corporate earnings growth, low interest rates and low inflation. The flow of money into the stock market was also steady during the period, driven primarily by individuals contributing to their 401(k) plans.

  Q. How did you manage the Portfolio in that environment?

  A. We take a disciplined, value-oriented approach to stock selection, focusing on shares that offer attractive yields and are selling at low prices relative to the stock's actual worth. The Russell 1000 Value Index is our benchmark, so the Portfolio consists primarily of high-quality, large-company stocks.

  The financial services sector offered some of the best investment opportunities during the period, as these stocks benefited from low interest rates and consolidation within the banking industry. For example, we bought shares of Core States Financial, a regional bank that has since received buyout offers from other institutions. Those offers helped boost the stock's price.

  We also have increased the Portfolio's weighting in utility stocks, from 5% to 10%, to take advantage of these stocks' higher yields. Two recent purchases in this sector were Baltimore Gas & Electric and Union Electric (Ameren Corp.).

  We were underweighted in the telecommunications sector during the period because we felt that competition in the industry might hurt corporate profits. However, we found good values in shares of SBC Communications, Bell Atlantic and U.S. West.

  Q: What is your outlook going forward?

  A. We anticipate continuing low inflation and low interest rates, making for predictable corporate earnings growth. In that favorable environment, we will continue to focus on individual stock selection, looking for value in stocks that haven't taken part in group moves.

THE ARCH BALANCED PORTFOLIO

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]

                                                                                                    Lehman
                                                                                                   Brothers
             Investor A        Investor A       Investor B       Investor B        S&P 500         Aggregate
              (No Load)          (Load)*         (CDSC)**         (No CDSC)         Index          Bond Index
             ----------        ----------       ----------       ----------       ----------       ----------
4/93           10,000            9,551            10,000          10,000            10,000           10,000
11/93          10,386            9,920            10,174          10,674            10,421           10,529
11/94          10,188            9,730             9,950          10,335            10,536           10,207
11/95          12,719           12,148            12,506          12,806            14,433           12,007
11/96          14,640           13,983            14,134          14,434            18,477           12,736
11/97          16,892           16,134            16,339          16,537            23,745           13,698

*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charges.
   (Maximum 5.00%)



                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year         (4/1/93)
--------------------------------------------------------------
Investor A (No Load)                 15.38%         11.88%
--------------------------------------------------------------
Investor A*                          10.21%         10.78%
--------------------------------------------------------------
Investor B (No CDSC)                 14.57%         11.37%
--------------------------------------------------------------
Investor B (CDSC)**                  10.57%         11.08%
--------------------------------------------------------------

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


                                                                                     Lehman
                                                                                    Brothers
                                                                S&P 500             Aggregate
                       Trust            Institutional            Index              Bond Index
                  ---------------      ---------------      ---------------      ---------------
4/93                  10,000               10,000               10,000                10,000
11/93                 10,387               10,386               10,421                10,529
11/94                 10,199               10,179               10,536                10,207
11/95                 12,744               12,690               14,433                12,007
11/96                 14,727               14,601               18,477                12,736
11/97                 17,054               16,868               23,745                13,698




                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year         (4/1/93)
--------------------------------------------------------------
Trust                                15.81%         12.11%
--------------------------------------------------------------
Institutional                        15.52%         11.84%
--------------------------------------------------------------


  The performance of the ARCH Balanced Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market, and the Lehman Brothers Aggregate Bond Index, an unmanaged Index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. Investors are unable to purchase the Indices directly, although they can invest in the underlying securities. The performance of the Indices does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B Shares.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Q. What market conditions influenced the Portfolio's performance during the 12 months ended November 30, 1997?

  A. The Portfolio is designed for investors who want exposure to both equities and fixed-income securities, and its performance was affected by trends in both the stock and bond markets. Stocks continued to perform well during the period, with shares of large-company stocks posting the biggest gains.

  In the fixed-income markets, prices of longer-term bonds declined through March due to concerns that strong economic growth could lead to rising inflation. Bond prices rose during most of the rest of the period, however, as such concerns diminished.

  Q. How did you manage the Portfolio to address those conditions?

  A. The Portfolio typically invests about 50% to 60% of its assets in stocks, with the remainder in bonds. During the period, we reduced the Portfolio's stock allocation from around 60% of assets to roughly 57%. That decision was based largely on the possibility of declining corporate profits going forward. Approximately 34% of the Portfolio's assets were invested in bonds, while cash equivalents made up the remaining 9%.

  Q. What types of stocks did you favor during the period?

  A. The Portfolio's stock investments are similar to those in the ARCH Growth & Income Equity Portfolio. They include undervalued shares of companies with strong earnings growth potential.

  High valuations in the stock market caused us to take a relatively defensive position in stocks. We emphasized shares of industrial cyclical stocks and consumer staples stocks. These sectors of the market typically hold up well when overall stock prices decline. We also reduced the Portfolio's holdings in oil and energy services stocks.

  Q. What types of bonds did the Portfolio hold?

  A. The bond portion of the Portfolio is based on the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. The Portfolio invested mainly in high-quality Treasury securities and mortgage-backed securities, as well as some bonds issued by corporations.

  Q. How will you manage the Portfolio going forward?

  A. We remain cautiously optimistic about the stock market's prospects, and we may increase the Portfolio's equity holdings to around 60% of assets in the months ahead. Whatever happens, the Investment Adviser's investment management committee will carefully monitor the financial markets and make any necessary changes to the Portfolio that may help to enhance returns or reduce risk.

THE ARCH SMALL CAP EQUITY PORTFOLIO+

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


                                                                                    Russell
             Investor A        Investor A       Investor B       Investor B          2000
              (No Load)          (Load)*         (CDSC)**         (No CDSC)         Index
             ----------        ----------       ----------       ----------       ----------
5/92           10,000            9,551            10,000          10,000            10,000
11/92          11,255           10,750            10,755          11,255            11,032
11/93          13,478           12,873            13,078          13,478            13,128
11/94          14,473           13,823            14,172          14,472            12,981
11/95          17,579           16,790            17,187          17,487            16,680
11/96          19,049           18,193            18,622          18,822            19,434
11/97          22,754           21,733            22,226          22,326            23,984

*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charges.
   (Maximum 5.00%)



                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                                    Since
                                                                  Inception
                                     1 Year        5 Year         (5/6/92)
-----------------------------------------------------------------------------
Investor A (No Load)                 19.45%        15.12%           15.89%
-----------------------------------------------------------------------------
Investor A*                          14.09%        14.06%           14.94%
-----------------------------------------------------------------------------
Investor B (No CDSC)                 18.62%        14.68%           15.50%
-----------------------------------------------------------------------------
Investor B (CDSC)**                  14.62%        16.64%           15.40%
-----------------------------------------------------------------------------

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


                                                                 Russell
                                                                  2000
                       Trust            Institutional             Index
                  ---------------      ---------------       ---------------
5/92                  10,000               10,000                 10,000
11/92                 11,255               11,255                 11,032
11/93                 13,478               13,478                 13,128
11/94                 14,497               14,436                 12,981
11/95                 17,642               17,531                 16,680
11/96                 19,181               19,002                 19,434
11/97                 22,973               22,691                 23,984


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                                    Since
                                                                  Inception
                                     1 Year        5 Year          (5/6/92)
-----------------------------------------------------------------------------
Trust                                19.77%        15.34%          16.09%
-----------------------------------------------------------------------------
Institutional                        19.41%        15.05%          15.83%
-----------------------------------------------------------------------------


  The ARCH Small Cap Equity Portfolio is measured against the Russell 2000 Index, an unmanaged index generally representative of the total return of small to mid-sized companies. Investors cannot purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Q. What was the overall environment for small-company stocks during the 12-month period ended November 30, 1997?

  A. Small-company shares underperformed large-company stocks during the first few months of the period. In April, however, a strengthening dollar and earnings disappointments by large companies such as Coca-Cola and Gillette contributed to a shift in favor of small-company stocks. From April 25 to September 30, 1997, small-company shares gained 35% versus 24% for the Standard & Poor 500.

  But in the fourth quarter, uncertainty over economic turmoil in Asia caused investors to seek safety in shares of large, well-established companies. As a result, small-company stocks underperformed again. Overall, 1997 marked the third straight year that small-company stocks underperformed large-company stocks.
------
+ Small-capital companies typically carry additional risks, since smaller companies generally have a higher risk of failure and by definition, are not as well established as "blue chip" companies. Historically, small-company stocks have experienced a greater degree of market volatility than Large-Company stocks on average.

  Q. How did those factors affect the Portfolio's performance during the period?

  A. The Portfolio outperformed the small-cap universe in the first half of 1997, thanks to our bottom-up, individual-company approach to stock selection. We were able to find excellent values in several areas of the market. For instance, we acquired shares of broadcasting companies SFX (since sold) and Evergreen Media (since sold), whose stock prices climbed more than 50% in the third quarter. The Portfolio also benefited when two of our technology holdings were acquired by larger companies: Verifone was bought by Hewlett-Packard and Network General was acquired by McAfee Associates.

  The market's shift away from small-company stocks in the fourth quarter created more buying opportunities for the Portfolio. Technology stocks in particular were hit very hard in the fourth quarter, allowing us to add shares of carefully selected companies such as software maker SPSS, semiconductor and capital goods manufacturer CFM Technology and computer-based systems company SBS Technology.

  Q. What is your outlook for small-company stocks going forward?

  A. We believe that small-company stocks will continue to provide excellent values. They offer lower price-to-earnings ratios, lower price-to-book values and more growth potential than large-company stocks. What's more, we expect the three-year trend of small-company stocks' underperformance to reverse itself at some point. This means the values we find now have good potential for price appreciation going forward.

  We will continue to seek out the best values in the small-cap universe, using careful bottom-up, stock-by-stock security analysis.

THE ARCH EQUITY INDEX PORTFOLIO

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


             Investor A        Investor A                                          S&P 500
              (No Load)          (Load)*          Trust         Institutional       Index
             ----------        ----------       ----------      -------------     ----------
5/1/97         10,000            9,747            10,000          10,000            10,000
11/30/97       12,014           11,710            12,040          12,040            11,964

*  Reflects 2.50% sales charge.



                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year         (5/1/97)
--------------------------------------------------------------
Investor A (No Load)                   N/A          20.14%
--------------------------------------------------------------
Investor A*                            N/A          17.10%
--------------------------------------------------------------
Trust                                  N/A          20.40%
--------------------------------------------------------------
Institutional                          N/A          20.40%
--------------------------------------------------------------


  The ARCH Equity Index Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. Stock Market. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares. The portfolio may be subject to certain state and local taxes and, depending on an Investor's tax status, the federal alternative minimum tax.

  Past performance is not Predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Q. Discuss the Portfolio's performance during the recent period?

  A. As an index fund, the ARCH Equity Index Portfolio attempts to mirror the performance of the Standard & Poor's 500 Index, the domestic stock market's most widely used performance benchmark. The Portfolio's net assets increased from $25 million to around $32 million during the period

  Q. What accounts for differences between the Portfolio's return and the return of the index?

  A. Index funds tend to lag their benchmarks by a small margin. The Funds' transaction costs are one reason for that difference. Another reason: The funds generally hold a small amount of cash unless they rebalance their portfolios every day, and that cash can act as a slight anchor on performance when the market is rising. Going forward, the Portfolio's performance should be very close to that of its benchmark index.

THE ARCH BOND INDEX PORTFOLIO

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]

                                                                                   Lehman
             Investor A        Investor A                                         Aggregate
              (No Load)          (Load)*          Trust        Institutional      Bond Index
             ----------        ----------       ----------     -------------      ----------
 2/10/97       10,000            9,747            10,000          10,000            10,000
11/30/97       10,693           10,422            10,715          10,720            10,823

*  Reflects 4.50% sales charge.


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year        (2/10/97)
--------------------------------------------------------------
Investor A (No Load)                  N/A            6.93%
--------------------------------------------------------------
Investor A*                           N/A            4.22%
--------------------------------------------------------------
Trust                                 N/A            7.15%
--------------------------------------------------------------
Institutional                         N/A            7.20%
--------------------------------------------------------------

  The ARCH Bond Index Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged Index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares.

  The portfolio may be subject to certain state and local taxes and, depending on an Investor's tax status, the federal alternative minimum tax.

  Past performance is not Predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Q. What were the conditions in the bond market during the period from this Portfolio's inception on February 10, 1997, through November 30, 1997?

  A. Interest rates rose initially during the period. Investors suspected that the Federal Reserve would raise interest rates, which did occur in March. But rates peaked in April and then declined throughout the remainder of the period.

  Q. How did you manage the Portfolio during the period?

  A. This Portfolio holds 125 securities in roughly the same percentage weightings as the Lehman Brothers Aggregate Bond Index across market sectors and average maturities. The Portfolio tracked the index very well during the period.

  Q. What is the Portfolio's average credit rating?

  A. The Portfolio's average credit rating remains AAA, since a large percentage of the Portfolio is U.S. Treasury and government agency securities.

  Q. What is your outlook for the markets and the Portfolio?

  A. We don't anticipate any significant interest rate moves--perhaps a change of one-half to one percentage point in either direction. We will continue to maintain a broadly diversified Portfolio that attempts to track the performance of our benchmark.

THE ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO

[LINE GRAPH APPEARS HERE]

Value of a $10,000 Investment
---------------------------------------------------------

                                                                                   Lehman
                                                                                   Brothers
             Investor A        Investor A       Investor B       Investor B     Aggregate Bond
              (No Load)          (Load)*         (CDSC)**        (No CDSC)          Index
             ----------        ----------       ----------       ----------       ----------
6/88           10,000            9,551            10,000           10,000           10,000
11/88          10,266            9,805             9,770           10,266           10,265
11/89          11,476           10,960            11,076           11,476           11,738
11/90          12,045           11,504            11,754           12,045           12,627
11/91          13,586           12,976            13,286           13,586           14,447
11/92          14,647           13,989            14,447           14,647           15,727
11/93          16,145           15,367            16,045           16,145           17,441
11/94          15,609           14,857            15,609           15,609           16,907
11/95          18,104           17,232            17,994           17,994           19,889
11/96          18,920           18,070            18,675           18,675           21,096
11/97          20,013           19,114            19,658           19,658           22,689

*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.
   (Maximum 5.00%)



                     Average Annual Total Return
                          as of 11/30/97
----------------------------------------------------------------------
                                                             Since
                                                           Inception
                                     1 Year     5 Year     (11/18/88)
----------------------------------------------------------------------
Investor A (No Load)                  5.78%      6.44%       7.60%
----------------------------------------------------------------------
Investor A*                           0.99%      5.47%       7.08%
----------------------------------------------------------------------
Investor B (No CDSC)                  5.76%      6.06%       7.40%
----------------------------------------------------------------------
Investor B (CDSC)**                   1.26%      9.90%       7.40%
----------------------------------------------------------------------

[LINE GRAPH APPEARS HERE]

Value of a $10,000 Investment
---------------------------------------------------------


                                                     Lehman
                                                    Brothers
                                                    Aggregate
                      Trust       Institutional    Bond Index
                    ----------    -------------    ----------
6/88                  10,000         10,000          10,000
11/88                 10,266         10,266          10,265
11/89                 11,476         11,476          11,738
11/90                 12,045         12,045          12,627
11/91                 13,616         13,586          14,447
11/92                 14,724         14,647          15,727
11/93                 16,278         16,145          17,441
11/94                 15,785         15,609          16,907
11/95                 18,359         18,104          19,889
11/96                 19,244         18,920          21,096
11/97                 20,460         20,055          22,689


                          Average Annual Total Return
                                as of 11/30/97
---------------------------------------------------------------------
                                                             Since
                                                           Inception
                                     1 Year     5 Year     (6/15/88)
---------------------------------------------------------------------
Trust                                6.37%      6.80%        7.85%
---------------------------------------------------------------------
Institutional                        6.00%      6.49%        7.63%
---------------------------------------------------------------------


  The Arch National Municipal Bond Portfolio is measured against the Lehman Municipal Bond Index-10 year, an unmanaged Index representative of the total return of municipal bonds with remaining maturities of 10 years or less. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares. The portfolio may be subject to certain state and local taxes and, depending on an Investors's tax status, the federal alternative minimum tax.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original costs.

  Investor B shares were initially offered on November 18, 1996. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the continent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Q. What were the conditions in the taxable bond markets during the period ended November 30, 1997?

  A. Interest rates rose during the first several months of the period, due to investors' fears of potential rising inflation. But the Federal Reserve raised short-term interest rates in March, after which the bond market rallied and rates began to decline. The yield on the 10-year Treasury began the period at 6.06%, rose to a high of 7% in April, and then fell to 5.85% at the end of November.

  Q. How did you manage the Portfolio in that environment?

  A. We shortened the Portfolio's average maturity from 9.8 years to 8.1 years as interest rates fell during the period. We also decreased the Portfolio's duration from 5.3 years to 4.6 years to bring it more in line with the duration of our new benchmark, the Lehman Brothers Aggregate Bond Index.

  We chose this index because it includes government agency and mortgage-backed securities, which made up 41% of the Portfolio at the end of the period. Corporate securities now make up about 5% of the Portfolio, up from 0% at the beginning of the period. Treasuries accounted for the remaining 54% of the Portfolio.

  Q. What was the Portfolio's average credit quality?

  A. The corporate securities we added to the Portfolio generally had high credit ratings, allowing us to maintain an average credit rating of AAA.

  Q. What's your outlook for the bond market and your strategy going forward?

  A. We anticipate a stable or slightly rising interest rate environment next year. We also are looking to add more corporate securities to the Portfolio as they become cheaper and their yields become more attractive.

THE ARCH INTERMEDIATE CORPORATE BOND PORTFOLIO


[LINE GRAPH APPEARS HERE]

Value of a $10,000 Investment
---------------------------------------------------------

                                                                                    Lehman
                                                                                 Intermediate
             Investor A        Investor A                                         Corporate
              (No Load)          (Load)*          Trust         Institutional     Bond Index
             ----------        ----------       ----------      -------------     ----------
 2/10/97       10,000             9,551           10,000            10,000          10,000
11/30/97       10,648            10,170           10,665            10,660          10,711

*  Reflects 4.50% sales charge.


--------------------------------------------------------------
                 Average Annual Total Return
                       as of 11/30/97
--------------------------------------------------------------
                                                     Since
                                                   Inception
                                     1 Year        (2/10/97)
--------------------------------------------------------------
Investor A (No Load)                   N/A           6.48%
--------------------------------------------------------------
Investor A*                            N/A           1.70%
--------------------------------------------------------------
Trust                                  N/A           6.65%
--------------------------------------------------------------
Institutional                          N/A           6.60%
--------------------------------------------------------------


  The ARCH Bond Index Portfolio is measured against the Lehman Brothers Intermediate Corporate Bond Index, an unmanaged Index comprised of the Lehman Brothers Intermediate Index including intermediate and long term components, and sub indices covering AAA Corporates, AA Corporates, A Corporates and BAA Corporates each of which also include intermediate and long term components. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares. The portfolio may be subject to certain state and local taxes and, depending on an Investor's tax status, the federal alternative minimum tax.

  Past performance is not Predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Q. What economic or market conditions affected intermediate-term bonds during the period?

  A. The yield curve has flattened considerably since the Portfolio's February 10, 1997, inception. In particular, long-term interest rates declined during the period, which made the intermediate-term securities that the Portfolio holds more attractive for income investors.

  Q. How did you structure the Portfolio in that environment?

  A. The Portfolio has 70% of its assets invested in corporate debt. We invest for as high a level of current income as is consistent with preservation of capital. During this period, we focused on bonds in the five- to ten-year maturity range, where yields were most attractive relative to risk.

  The Portfolio's average maturity finished the period at 6.7 years, which is in between the average maturities of the U.S. Government Securities Portfolio and the longer term Government & Corporate Bond Portfolio.

  Q. Where did you find the best opportunities in the corporate markets during the period?

  A. We found the best investments in bonds issued by strong industrial corporations, and this area accounted for approximately 34% of the Portfolio's assets. For example, we added bonds issued by Campbell's Soup.

  Q. What is the average credit rating of the Portfolio's holdings?

  A. The Portfolio's average credit rating is AA2, which is fairly high for this Portfolio. We feel that higher rated corporate issues offer more value at this time, and therefore have been concentrating our investments in such securities.

  Q. What is your outlook for the bond markets and the Portfolio going forward?

  A. We are looking to add to the Portfolio's investments in the corporate sector as opportunities arise. We can hold up to 100% of the Portfolio's assets in corporate securities. We expect that we will continue to buy bonds in the five to ten year maturity range, as longer maturity bonds still do not offer a yield advantage to justify their additional risk.

THE ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]

                                                                                    Lehman
                                                                                 Intermediate
             Investor A        Investor A       Investor B       Investor B       Government
              (No Load)          (Load)*         (CDSC)**        (No CDSC)        Bond Index
             ----------        ----------       ----------       ----------       ----------
6/88           10,000            9,551            10,000          10,000            10,000
11/88          10,305            9,842             9,808          10,305            10,374
11/89          11,339           10,830            10,939          11,339            11,666
11/90          12,435           11,877            12,135          12,435            12,644
11/91          13,972           13,345            13,672          13,972            14,281
11/92          14,978           14,306            14,778          14,978            15,442
11/93          16,480           15,699            16,380          16,480            16,849
11/94          15,962           15,205            15,962          15,962            16,512
11/95          18,302           17,434            18,012          18,012            18,833
11/96          19,138           18,279            18,705          18,705            19,899
11/97          20,133           19,230            19,541          19,541            21,149

*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charges.
   (Maximum 5.00%)


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                              Since
                                                            Inception
                                     1 Year      5 Year     (6/2/88)
-----------------------------------------------------------------------
Investor A (No Load)                  5.20%       6.09%       7.64%
-----------------------------------------------------------------------
Investor A*                           2.60%       5.55%       7.35%
-----------------------------------------------------------------------
Investor B (No CDSC)                  4.47%       5.46%       7.30%
-----------------------------------------------------------------------
Investor B (CDSC)**                   0.49%       5.30%       7.30%
-----------------------------------------------------------------------

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]

                                                      Lehman
                                                   Intermediate
                                                    Government
                       Trust     Institutional      Bond Index
                      -------    -------------      ----------
6/88                   10,000           10,000          10,000
11/88                  10,305           10,305          10,374
11/89                  11,339           11,339          11,666
11/90                  12,435           12,435          12,644
11/91                  14,004           13,972          14,281
11/92                  15,056           14,978          15,442
11/93                  16,616           16,480          16,849
11/94                  16,142           15,910          16,512
11/95                  18,564           18,247          18,833
11/96                  19,469           19,077          19,899
11/97                  20,543           20,050          21,149


                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                            Since
                                                          Inception
                                     1 Year     5 Year     (6/2/88)
----------------------------------------------------------------------
Trust                                 5.51%      6.41%       7.87%
----------------------------------------------------------------------
Institutional                         5.10%      6.01%       7.59%
----------------------------------------------------------------------

  The ARCH U.S. Government Securities Portfolio is measured against the unmanaged Lehman Brothers Intermediate Government Bond Index, which is generally representative of the total return of intermediate-term U.S. Government securities. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B Shares.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Q. What were the conditions in the Treasury market during the 12-month period ended November 30, 1997?

  A. Interest rates are lower now than at the start of the period, but that rally didn't start until midway though the year. The yield on the five-year Treasury rose from 5.88% in December to 6.49% in May 1997, as a result of the Federal Reserve raising interest rates in March. In the second half of the period, though, rates began falling and haven't stopped since. The yield on the five-year Treasury dropped to 5.84% by the end of the period.

  Q. How did you structure the Portfolio to address those conditions?

  A. We have shortened the Portfolio's average duration, from 2.91 years to
2.30 years. Its average maturity declined from 4.3 years to 3.5 years. As the yield curve flattened out during the period, there wasn't much yield incentive to take on the additional risk that longer term securities carry.

  We increased our exposure to mortgage-backed securities slightly during the second half of the year, from 40% to 41% of the Portfolio, because they offered better income than other government issues did. Treasuries accounted for 57% of the Portfolio at the end of the period, with the remaining 2% in mutual funds and Corporate Bonds.

  Q. Did the Portfolio's credit quality change?

  A. No. The Portfolio's average credit rating remains AAA, since we invest in Treasuries and high-quality government agency securities.

  Q. What is your outlook for the Treasury market and the Portfolio?

  A. We expect interest rates to remain stable or rise slightly, since they currently stand close to their 20-year lows. In that environment we will try to increase income while avoiding additional risk. Since there is currently no real yield advantage in longer term securities, we likely will keep the Portfolio's average maturity toward the short end of its historical range.

THE ARCH GROWTH EQUITY PORTFOLIO

---------------------------------------------------------
Value of a $10,000 Investment
---------------------------------------------------------

[LINE GRAPH APPEARS HERE]


             Investor A        Investor A
              (No Load)          (Load)*          Trust           S&P 500
             ----------        ----------       ----------       ----------
1/4/93         10,000            9,551            10,000          10,000
11/30/93        9,870            9,427             9,870          10,421
11/30/94        9,643            9,287             9,724          10,536
11/30/95       14,179           13,655            14,297          14,433
11/30/96       17,086           16,455            17,228          18,477
11/30/97       20,440           19,685            20,610          23,745

*  Reflects 4.50% sales charge.
+ Prior to the commencement of operations on 11/24/97. The performance for the Class A shares and Trust Shares was the performance of the arrow equity Portfolio.



                ----------------------------------------------
                          Average Annual Total Return
                                as of 11/30/97
                ----------------------------------------------

                                                     Since
                                                   Inception
                                     1 Year        (11/24/97)+
--------------------------------------------------------------
Investor A (No Load)                 19.63%         15.68%
--------------------------------------------------------------
Investor A*                          14.28%         14.80%
--------------------------------------------------------------
Trust                                19.63%         16.10%
--------------------------------------------------------------



GROWTH EQUITY

  The ARCH Growth Equity Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged Index generally representative of the U.S. stock market. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment-management and fund-accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares. The portfolio may be subject to certain state and local taxes and, depending on an Investors's tax status, the federal alternative minimum tax.

  Past performance is not Predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  Q. What is the Portfolio's objective?

  A. As the name implies, this new Portfolio's objective is growth of principal. We pursue that goal by maintaining a diversified approach to stock selection, looking to buy shares of high-quality companies that we believe are well positioned to provide above-average returns to investors.

  Q. How are you managing the Portfolio?

  A. The Portfolio will have larger weightings in high-growth sectors of the stock market. For example, we will favor the technology sector, investing in shares of electrical components makers and software companies. We also will emphasize the financial services sector by holding stocks of banks, investment firms and consumer finance companies. The medical sector is another high-growth area--particularly shares of pharmaceutical companies. We will underweight utility stocks, since they do not offer as much potential for growth.

  Q. What type of investor should consider this Portfolio?

  This Portfolio is best suited for an aggressive investor with a higher risk profile who is willing to take a long-term approach for the potential to achieve above-average returns.

                               TABLE OF CONTENTS

                          Independent Auditors Report
                                    Page 23

                      Statements of Assets and Liabilities
                                    Page 24

                            Statements of Operations
                                    Page 34

                      Statements of Changes in Net Assets
                                    Page 39

                       Schedules of Portfolio Investments
                                    Page 47

                         Notes to Financial Statements
                                    Page 108

                              Financial Highlights
                                    Page 132

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
 The ARCH Fund, Inc.

  We have audited the accompanying statements of assets and liabilities of The ARCH Fund, Inc.--Money Market Portfolio, Treasury Money Market Portfolio, Tax-Exempt Money Market Portfolio, Growth & Income Equity Portfolio, Growth Equity Portfolio, Small Cap Equity Portfolio, International Equity Portfolio, Equity Income Portfolio, Equity Index Portfolio, Balanced Portfolio, Government & Corporate Bond Portfolio, U.S. Government Securities Portfolio, Short-Intermediate Municipal Portfolio, Missouri Tax-Exempt Bond Portfolio, National Municipal Bond Portfolio, Intermediate Corporate Bond Portfolio, and Bond Index Portfolio including the schedules of portfolio investments, as of November 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The ARCH Fund, Inc.'s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of November 30, 1997, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising The ARCH Fund, Inc. at November 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

Columbus, Ohio
January 23, 1998

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997

                                                         TREASURY    TAX-EXEMPT
                                        MONEY MARKET   MONEY MARKET MONEY MARKET
                                         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                       --------------  ------------ ------------
               ASSETS:
Investments, at value (Amortized cost
 $1,237,715,387; $292,336,676; and
 $158,971,414; respectively).........  $1,237,715,387  $292,336,676 $158,971,414
Cash.................................           5,107           418          948
Interest and dividends receivable....       6,686,700     1,048,286      816,622
Receivable for capital shares issued.             818            --           --
Prepaid expenses and other assets....          22,251        28,243        5,662
                                       --------------  ------------ ------------
   Total Assets......................   1,244,430,263   293,413,623  159,794,646
                                       --------------  ------------ ------------
            LIABILITIES:
Dividends payable....................       4,878,762     1,025,628      419,368
Payable for investments purchased....      10,000,000            --           --
Payable for capital shares redeemed..           5,052            --           --
Accrued expenses and other payables:
 Investment advisory fees............         243,868        56,601       46,197
 Administration fees.................          33,996         7,911        2,177
 Distribution and services fees, In-
  vestor A Shares....................          31,746         1,551        3,353
 Distribution and services fees, In-
  vestor B Shares....................              67            --           --
 Administrative services fees, Trust
  Shares.............................          99,606        17,601        5,929
 Administrative services fees, In-
  stitutional Shares.................           4,596            48           --
 Directors' fees.....................           7,646         1,228        1,260
 Accounting and custodian fees.......          31,630         5,616        4,170
 Other liabilities...................          70,115         2,695        6,119
                                       --------------  ------------ ------------
   Total Liabilities.................      15,407,084     1,118,879      488,573
                                       --------------  ------------ ------------
             NET ASSETS:
Capital..............................   1,229,020,635   292,274,278  159,293,913
Accumulated undistributed net invest-
 ment income.........................           7,451         6,076       12,160
Accumulated undistributed net real-
 ized gains (losses) from investment
 transactions........................          (4,907)       14,390           --
                                       --------------  ------------ ------------
   Net Assets........................  $1,229,023,179  $292,294,744 $159,306,073
                                       ==============  ============ ============




                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                                                        TREASURY    TAX-EXEMPT
                                        MONEY MARKET  MONEY MARKET MONEY MARKET
                                         PORTFOLIO     PORTFOLIO    PORTFOLIO
                                       -------------- ------------ ------------
Net Assets:
 Investor A Shares.................... $  164,776,975 $  8,408,870 $ 15,788,710
 Investor B Shares....................         72,695           --           --
 Trust Shares.........................  1,042,151,260  283,653,158  143,517,363
 Institutional Shares.................     22,022,249      232,716           --
                                       -------------- ------------ ------------
   Total.............................. $1,229,023,179 $292,294,744 $159,306,073
                                       ============== ============ ============
Outstanding Shares of Common Stock:
 Investor A Shares....................    164,776,758    8,408,569   15,788,672
 Investor B Shares....................         72,696           --           --
 Trust Shares.........................  1,042,148,999  283,635,416  143,517,330
 Institutional Shares.................     22,022,182      232,709           --
                                       -------------- ------------ ------------
   Total..............................  1,229,020,635  292,276,694  159,306,002
                                       ============== ============ ============
Net Asset Value:
 Investor A Shares (a)................ $         1.00 $       1.00 $       1.00
 Investor B Shares (a)................           1.00           --           --
 Trust Shares (a).....................           1.00         1.00         1.00
 Institutional Shares (a).............           1.00         1.00           --
                                       ============== ============ ============

------
(a) Offering price and redemption price are the same.



                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997

                                          GROWTH &
                                           INCOME     SMALL CAP   INTERNATIONAL
                                           EQUITY       EQUITY       EQUITY
                                         PORTFOLIO    PORTFOLIO     PORTFOLIO
                                        ------------ ------------ -------------
               ASSETS:
Investments, at value (Cost
 $341,113,405; $229,123,387;
 and $56,404,049; respectively).......  $467,321,522 $261,841,715  $62,450,160
Cash..................................           214          659          479
Foreign currency, at value (Cost 0; 0;
 and $2,512,983; respectively)........            --           --    2,475,299
Interest and dividends receivable.....       469,778      120,025       34,484
Receivable for capital shares issued..       301,408       11,523           --
Receivable for investments sold.......            --           --      589,076
Tax reclaim receivable................            --           --       98,821
Unamortized organization costs........           --            --        7,404
Prepaid expenses and other assets.....        19,246       10,637        3,136
                                        ------------ ------------  -----------
   Total Assets.......................   468,112,168  261,984,559   65,658,859
                                        ------------ ------------  -----------
             LIABILITIES:
Dividends payable.....................       237,052           --           --
Payable for investments purchased.....            --           --      287,424
Payable for capital shares redeemed...        18,111        8,675          220
Accrued expenses and other payables:
 Investment advisory fees.............       209,558      163,339       53,996
 Administration fees..................         6,388        3,590          889
 Distribution and services fees, In-
  vestor A Shares.....................        11,286        3,681          707
 Distribution and services fees, In-
  vestor B Shares.....................         5,073        1,246          473
 Administrative services fees, Insti-
  tutional Shares.....................        22,462        8,535        1,695
 Directors' fees......................         2,338        2,088          504
 Accounting and custodian fees........        21,488       14,288       53,137
 Other liabilities....................        38,524       25,220        7,458
                                        ------------ ------------  -----------
   Total Liabilities..................       572,280      230,662      406,503
                                        ------------ ------------  -----------
             NET ASSETS:
Capital...............................   263,643,901  208,276,335   56,800,419
Accumulated undistributed net invest-
 ment income (loss)...................        63,954           --      113,227
Accumulated undistributed net realized
 gains (losses) from investment
 transactions.........................    77,623,916   20,759,234      730,807
Net unrealized appreciation
 (depreciation) from translation of
 assets and liabilities in foreign
 currencies...........................            --           --   (2,462,967)
Net unrealized appreciation (deprecia-
 tion) from investments...............   126,208,117   32,718,328    8,468,980
Accumulated undistributed net realized
 gains (losses) from foreign currency
 transactions.........................            --           --    1,601,890
                                        ------------ ------------  -----------
   Net Assets.........................  $467,539,888 $261,753,897  $65,252,356
                                        ============ ============  ===========



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                                        GROWTH &
                                         INCOME      SMALL CAP    INTERNATIONAL
                                         EQUITY        EQUITY        EQUITY
                                       PORTFOLIO     PORTFOLIO      PORTFOLIO
                                      ------------  ------------  -------------
Net Assets:
 Investor A Shares..................  $ 46,371,949  $ 14,213,142   $ 2,853,914
 Investor B Shares..................     6,349,091     1,503,048       561,707
 Trust Shares.......................   322,303,707   211,642,698    55,038,329
 Institutional Shares...............    92,515,141    34,395,009     6,798,406
                                      ------------  ------------   -----------
   Total............................  $467,539,888  $261,753,897   $65,252,356
                                      ============  ============   ===========
Outstanding Shares of Common Stock:
 Investor A Shares..................     2,195,391       945,598       238,056
 Investor B Shares..................       303,265       101,938        47,740
 Trust Shares.......................    15,211,749    13,949,792     4,552,299
 Institutional Shares...............     4,379,638     2,295,362       567,936
                                      ------------  ------------   -----------
   Total............................    22,090,043    17,292,690     5,406,031
                                      ============  ============   ===========
Net Asset Value:
 Investor A Shares -- redemption
  price per share...................  $      21.12  $      15.03   $     11.99
 Investor B Shares -- offering
  price per share*..................         20.94         14.74         11.77
 Trust Shares -- offering and re-
  demption price per share..........         21.19         15.17         12.09
 Institutional Shares -- offering
  and redemption price per share....         21.12         14.98         11.97
                                      ============  ============   ===========
Maximum Sales Charge: Investor A
 Shares.............................          4.50%         4.50%         4.50%
                                      ============  ============   ===========
Maximum Offering Price (100%/(100% -
  Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per
 share:
 Investor A Shares..................  $      22.12  $      15.74   $     12.55
                                      ============  ============   ===========

------
* Redemption price of Investor B Shares varies based on length of time held.


                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997

                                  EQUITY      EQUITY      GROWTH
                                  INCOME       INDEX      EQUITY      BALANCED
                                PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO
                               ------------ ----------- ----------- ------------
           ASSETS:
Investments, at value (Cost
 $91,177,252; $27,126,890;
 $45,927,466; and
 $108,707,400; respectively).  $132,214,090 $31,972,943 $67,211,688 $127,236,430
Cash.........................           823         837         202          114
Interest and dividends
 receivable..................       287,631      57,733      57,747      632,336
Receivable for capital shares
 issued......................            --          --          --       32,679
Unamortized organization
 costs.......................        28,264      23,443          --        1,899
Prepaid expenses and other
 assets......................         3,718         511          --        1,248
                               ------------ ----------- ----------- ------------
   Total Assets..............   132,534,526  32,055,467  67,269,637  127,904,706
                               ------------ ----------- ----------- ------------
        LIABILITIES:
Dividends payable............       290,797      38,725          --      235,711
Payable for investments
 purchased...................            --          --          --    1,152,826
Payable for capital shares
 redeemed....................            --         220          --           --
Accrued expenses and other
 payables:
 Investment advisory fees....            --          --       9,654       76,789
 Administration fees.........           996         437       1,287        1,729
 Distribution and services
  fees, Investor A Shares....            42          44       1,248        2,432
 Distribution and services
  fees, Investor B Shares....            57          --          --          414
 Administrative services
  fees, Trust Shares.........            --          --       2,614           --
 Administrative services
  fees, Institutional
  Shares.....................            --          --          --       15,058
 Directors' fees.............           846         171          28          946
 Accounting and custodian
  fees.......................         2,433       9,825         514        6,837
 Other liabilities...........        14,668       5,497       1,283       12,587
                               ------------ ----------- ----------- ------------
   Total Liabilities.........       309,839      54,919      16,628    1,505,329
                               ------------ ----------- ----------- ------------
         NET ASSETS:
Capital......................    64,928,315  27,085,850  45,968,787   93,867,682
Accumulated undistributed net
 investment income (loss)....        87,616      11,748          --       52,975
Accumulated undistributed net
 realized gains (losses) from
 investment transactions.....    26,171,918      56,897          --   13,949,690
Net unrealized appreciation
 (depreciation) from
 investments.................    41,036,838   4,846,053  21,284,222   18,529,030
                               ------------ ----------- ----------- ------------
   Net Assets................  $132,224,687 $32,000,548 $67,253,009 $126,399,377
                               ============ =========== =========== ============



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                            EQUITY       EQUITY       GROWTH
                            INCOME        INDEX       EQUITY       BALANCED
                          PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                         ------------  -----------  -----------  ------------
Net Assets:
 Investor A Shares...... $    173,410  $   205,851  $ 3,467,455  $  9,922,872
 Investor B Shares......      131,473           --           10       522,202
 Trust Shares...........  131,918,630   31,786,716   63,785,534    54,299,482
 Institutional Shares...        1,174        7,981           10    61,654,821
                         ------------  -----------  -----------  ------------
   Total................ $132,224,687  $32,000,548  $67,253,009  $126,399,377
                         ============  ===========  ===========  ============
Outstanding Shares of
 Common Stock:
 Investor A Shares......       15,004       17,248      213,232       748,059
 Investor B Shares......       11,383           --            1        39,698
 Trust Shares...........   11,410,190    2,662,668    3,922,003     4,092,138
 Institutional Shares...          102          669            1     4,660,917
                         ------------  -----------  -----------  ------------
   Total................   11,436,679    2,680,585    4,135,237     9,540,812
                         ============  ===========  ===========  ============
Net Asset Value:
 Investor A Shares --
   redemption price per
  share................. $      11.56  $     11.93  $     16.26  $      13.26
 Investor B Shares --
   offering price per
  share *...............        11.55           --        16.27         13.15
 Trust Shares --
   offering and
  redemption price per
  share.................        11.56        11.94        16.26         13.27
 Institutional
  Shares -- offering
  and redemption price
  per share.............        11.56        11.94        16.27         13.23
                         ============  ===========  ===========  ============
Maximum Sales Charge:
 Investor A Shares......         4.50%        2.50%        4.50%         4.50%
                         ============  ===========  ===========  ============
Maximum Offering Price
 (100%/(100% -- Maximum
 Sales Charge) of net
 asset value adjusted to
 nearest cent) per
 share:
 Investor A Shares...... $      12.10  $     12.24  $     17.03  $      13.88
                         ============  ===========  ===========  ============

------
* Redemption price of Investor B Shares varies based on length of time held.



                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997

                                        GOVERNMENT &     U.S.         SHORT-
                                         CORPORATE    GOVERNMENT   INTERMEDIATE
                                            BOND      SECURITIES    MUNICIPAL
                                         PORTFOLIO     PORTFOLIO    PORTFOLIO
                                        ------------  -----------  ------------
               ASSETS:
Investments, at value (Cost
 $188,285,105; $84,305,561; and
 $29,899,826; respectively)...........  $193,799,372  $84,973,584  $30,172,193
Cash..................................           450          212          868
Interest and dividends receivable.....     2,045,306      915,871      409,448
Receivable for capital shares issued..        11,753           --           --
Prepaid expenses and other assets.....         5,803        3,652           --
                                        ------------  -----------  -----------
   Total Assets.......................   195,862,684   85,893,319   30,582,509
                                        ------------  -----------  -----------
             LIABILITIES:
Dividends payable.....................       849,629      398,707       94,900
Payable for capital shares redeemed...         2,137           --           --
Accrued expenses and other payables:
 Investment advisory fees.............        67,538       31,496           --
 Administration fees..................         2,671        1,171          417
 Distribution and services fees, In-
  vestor A Shares.....................         1,571        1,282           --
 Distribution and services fees, In-
  vestor B Shares.....................           479          383           --
 Administrative services fees, Insti-
  tutional Shares.....................         4,165        1,736           --
 Directors' fees......................           671          572          353
 Accounting and custodian fees........         9,164        4,434        3,334
 Other liabilities....................        14,783        4,901       13,358
                                        ------------  -----------  -----------
   Total Liabilities..................       952,808      444,682      112,362
                                        ------------  -----------  -----------
             NET ASSETS:
Capital...............................   190,767,939   85,127,376   30,197,780
Accumulated undistributed net invest-
 ment income..........................        75,019      258,001           --
Accumulated undistributed net realized
 gains (losses) from investment
 transactions.........................    (1,447,349)    (604,763)          --
Net unrealized appreciation (deprecia-
 tion) from investments...............     5,514,267      668,023      272,367
                                        ------------  -----------  -----------
   Net Assets.........................  $194,909,876  $85,448,637  $30,470,147
                                        ============  ===========  ===========



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                                       GOVERNMENT &     U.S.         SHORT-
                                        CORPORATE    GOVERNMENT   INTERMEDIATE
                                           BOND      SECURITIES    MUNICIPAL
                                        PORTFOLIO     PORTFOLIO    PORTFOLIO
                                       ------------  -----------  ------------
Net Assets:
 Investor A Shares.................... $  4,773,548  $ 5,180,865  $    16,337
 Investor B Shares....................      545,335      466,051           --
 Trust Shares.........................  172,636,534   72,752,723   30,453,810
 Institutional Shares.................   16,954,459    7,048,998           --
                                       ------------  -----------  -----------
   Total.............................. $194,909,876  $85,448,637  $30,470,147
                                       ============  ===========  ===========
Outstanding Shares of Common Stock:
 Investor A Shares....................      461,121      488,002        1,617
 Investor B Shares....................       52,581       43,923           --
 Trust Shares.........................   16,650,349    6,852,567    3,015,862
 Institutional Shares.................    1,635,202      666,200           --
                                       ------------  -----------  -----------
   Total..............................   18,799,253    8,050,692    3,017,479
                                       ============  ===========  ===========
Net Asset Value:
 Investor A Shares -- redemption
  price per share..................... $      10.35  $     10.62  $     10.11
 Investor B Shares -- offering price
  per share *.........................        10.37        10.61           --
 Trust Shares -- offering and redemp-
  tion price per share................        10.37        10.62        10.10
 Institutional Shares -- offering and
  redemption price per share..........        10.37        10.58           --
                                       ============  ===========  ===========
Maximum Sales Charge: Investor A
 Shares...............................         4.50%        2.50%        2.50%
                                       ============  ===========  ===========
Maximum Offering Price (100%/(100% --
  Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per
 share:
Investor A Shares..................... $      10.84  $     10.89  $     10.37
                                       ============  ===========  ===========

------
* Redemption price of Investor B Shares varies based on length of time held.


                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997

                            MISSOURI      NATIONAL   INTERMEDIATE
                           TAX-EXEMPT    MUNICIPAL    CORPORATE       BOND
                              BOND          BOND         BOND        INDEX
                           PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                          ------------  ------------ ------------ ------------
        ASSETS:
Investments, at value
 (Cost $95,215,701;
 $362,674,799;
 $43,752,063; and
 $133,282,321; respec-
 tively)................  $ 99,516,311  $374,468,781 $44,901,302  $137,808,197
Cash....................           709           993         193            91
Interest and dividends
 receivable.............     1,465,217     5,883,163     651,548     1,365,058
Receivable for capital
 shares issued..........            --        19,907          --            --
Unamortized organization
 costs..................            --        27,732      18,241        14,385
Prepaid expenses and
 other assets...........         3,239        20,474          --         8,832
                          ------------  ------------ -----------  ------------
   Total Assets.........   100,985,476   380,421,050  45,571,284   139,196,563
                          ------------  ------------ -----------  ------------
      LIABILITIES:
Dividends payable.......       377,867     1,479,306     244,416       752,082
Payable for investments
 purchased..............            --    10,874,790     540,265            --
Accrued expenses and
 other payables:
 Investment advisory
  fees..................        36,807            --          --            --
 Administration fees....         1,377         2,772       1,081         6,467
 Distribution and serv-
  ices fees, Investor A
  Shares................         3,896           346          66            12
 Distribution and serv-
  ices fees, Investor B
  Shares................         1,146           313          --            --
 Directors' fees........           677         2,567         418         1,056
 Accounting and custo-
  dian fees.............         5,144           887         694         4,962
 Other liabilities......         8,187        45,983      37,123        30,913
                          ------------  ------------ -----------  ------------
   Total Liabilities....       435,101    12,406,964     824,063       795,492
                          ------------  ------------ -----------  ------------
      NET ASSETS:
Capital.................    96,368,333   343,664,623  43,089,915   133,587,174
Accumulated undistrib-
 uted net investment in-
 come (loss)............            --            --       7,399      (184,726)
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........      (118,568)   12,555,481     500,668       472,747
Net unrealized apprecia-
 tion (depreciation)
 from investments.......     4,300,610    11,793,982   1,149,239     4,525,876
                          ------------  ------------ -----------  ------------
   Net Assets...........  $100,550,375  $368,014,086 $44,747,221  $138,401,071
                          ============  ============ ===========  ============



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                           MISSOURI      NATIONAL    INTERMEDIATE
                          TAX-EXEMPT    MUNICIPAL     CORPORATE        BOND
                             BOND          BOND          BOND         INDEX
                          PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                         ------------  ------------  ------------  ------------
Net Assets:
 Investor A Shares...... $ 23,721,870  $    716,757  $   276,844   $     54,696
 Investor B Shares......    1,397,932       408,107           --             --
 Trust Shares...........   75,430,573   366,889,222   44,442,957    138,318,895
 Institutional Shares...           --            --       27,420         27,480
                         ------------  ------------  -----------   ------------
   Total................ $100,550,375  $368,014,086  $44,747,221   $138,401,071
                         ============  ============  ===========   ============
Outstanding Shares of
 Common Stock:
 Investor A Shares......    1,998,194        69,821       27,384          5,377
 Investor B Shares......      117,871        39,675           --             --
 Trust Shares...........    6,353,207    35,691,518    4,398,020     13,614,389
 Institutional Shares...           --            --        2,713          2,703
                         ------------  ------------  -----------   ------------
   Total................    8,469,272    35,801,014    4,428,117     13,622,469
                         ============  ============  ===========   ============
Net Asset Value:
 Investor A Shares --
   redemption price per
  share................. $      11.87  $      10.27  $     10.11   $      10.17
 Investor B Shares --
   offering price per
  share *...............        11.86         10.29           --              -
 Trust Shares -- offer-
  ing and redemption
  price per share.......        11.87         10.28        10.11          10.16
 Institutional
  Shares -- offering
  and redemption price
  per share.............           --            --        10.11          10.17
                         ------------  ------------  -----------   ------------
Maximum Sales Charge:
 Investor A Shares......         4.50%         4.50%        4.50%          2.50%
                         ============  ============  ===========   ============
Maximum Offering Price
 (100%/(100% -- Maximum
 Sales Charge) of net
 asset value adjusted to
 nearest cent) per
 share:
 Investor A Shares...... $      12.43  $      10.75  $     10.59   $      10.43
                         ============  ============  ===========   ============

------
* Redemption price of Investor B Shares varies based on length of time held.


                       See notes to financial statements

THE ARCH FUND, INC.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1997


                                                          TREASURY    TAX-EXEMPT
                                          MONEY MARKET  MONEY MARKET MONEY MARKET
                                           PORTFOLIO     PORTFOLIO    PORTFOLIO
                                          ------------  ------------ ------------
INVESTMENT INCOME:
Interest income.........................  $55,195,674    $8,808,910   $5,312,741
Dividend income.........................           --            --       42,442
                                          -----------    ----------   ----------
   Total income.........................   55,195,674     8,808,910    5,355,183
                                          -----------    ----------   ----------
EXPENSES:
Investment advisory fees................    3,940,122       677,129      592,523
Administration fees.....................    1,970,078       338,568      148,129
Distribution and services fees, Investor
 A Shares...............................      288,584        15,941       42,161
Distribution and services fees, Investor
 B Shares...............................          718            --           --
Administrative services fees, Trust
 Shares.................................    2,119,401       406,388      328,165
Administrative services fees, Institu-
 tional Shares..........................       54,407           871           --
Accounting and custodian fees...........      142,902        23,663       22,071
Legal and audit fees....................      108,465        13,860       15,411
Directors' fees and expenses............       27,678         3,917        4,097
Transfer agent fees.....................      240,018        31,846       33,731
Registration and filing fees............       49,990        11,923       19,580
Printing costs..........................       94,969        14,147       15,385
Amortization of organization costs......           --           105           --
Other expenses..........................       24,851        25,567        2,157
                                          -----------    ----------   ----------
Total expenses before voluntary fee re-
 ductions...............................    9,062,183     1,563,925    1,223,410
Expenses voluntarily reduced............   (2,546,244)     (526,499)    (330,884)
                                          -----------    ----------   ----------
   Net expenses.........................    6,515,939     1,037,426      892,526
                                          -----------    ----------   ----------
Net Investment Income...................   48,679,735     7,771,484    4,462,657
                                          -----------    ----------   ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gains (losses) from invest-
 ment transactions......................        1,631        14,390           --
                                          -----------    ----------   ----------
Change in net assets resulting from op-
 erations...............................  $48,681,366    $7,785,874   $4,462,657
                                          ===========    ==========   ==========



                       See notes to financial statements

THE ARCH FUND, INC.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1997

                                            GROWTH &     SMALL CAP   INTERNATIONAL
                                          INCOME EQUITY   EQUITY        EQUITY
                                            PORTFOLIO    PORTFOLIO     PORTFOLIO
                                          ------------- -----------  -------------
INVESTMENT INCOME:
Interest income.........................   $   629,528  $   584,420   $  123,947
Dividend income.........................     6,437,875    1,548,239      813,569
Income from securities lending..........        69,842      151,231           --
Foreign tax withholding.................            --           --      (39,832)
                                           -----------  -----------   ----------
   Total income.........................     7,137,245    2,283,890      897,684
                                           -----------  -----------   ----------
EXPENSES:
Investment advisory fees................     2,392,991    1,783,322      641,772
Administration fees.....................       870,355      475,558      130,263
Distribution and services fees, Investor
 A Shares...............................       125,783       41,732        8,598
Distribution and services fees, Investor
 B Shares...............................        49,370       13,863        5,161
Administrative services fees, Trust
 Shares.................................       919,816      569,663      165,438
Administrative services fees, Institu-
 tional Shares..........................       245,299       97,893       19,844
Accounting and custodian fees...........       134,705       78,332      112,961
Legal and audit fees....................        48,300       27,114       12,323
Directors' fees and expenses............        11,982        7,045        1,824
Transfer agent fees.....................       114,862       61,107       19,585
Registration and filing fees............        14,385       30,331       12,676
Printing costs..........................        37,516       25,571        8,030
Amortization of organization costs......            --        5,634        5,475
Other expenses..........................        12,642        6,088        2,104
                                           -----------  -----------   ----------
Total expenses before voluntary fee re-
 ductions...............................     4,978,006    3,223,253    1,146,054
Expenses voluntarily reduced............    (1,354,985)    (807,438)    (272,966)
                                           -----------  -----------   ----------
   Net expenses.........................     3,623,021    2,415,815      873,088
                                           -----------  -----------   ----------
Net Investment Income...................     3,514,224     (131,925)      24,596
                                           -----------  -----------   ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gains (losses) from invest-
 ment transactions......................    78,993,806   20,891,156    2,787,030
Net realized gains (losses) from foreign
 currency transactions..................            --           --     (170,822)
Net change in unrealized
 appreciation/depreciation from invest-
 ments..................................     9,568,676   21,069,188      238,656
Net change in unrealized
 appreciation/depreciation from transla-
 tion of assets and liabilities in for-
 eign currencies........................            --           --   (1,301,985)
                                           -----------  -----------   ----------
Net realized/unrealized gains (losses)
 from investments and foreign currency..    88,562,482   41,960,344    1,552,879
                                           -----------  -----------   ----------
Change in net assets resulting from op-
 erations...............................   $92,076,706  $41,828,419   $1,577,475
                                           ===========  ===========   ==========


                       See notes to financial statements

THE ARCH FUND, INC.

                            STATEMENTS OF OPERATIONS

                               EQUITY        EQUITY              GROWTH
                               INCOME        INDEX               EQUITY             BALANCED
                             PORTFOLIO     PORTFOLIO           PORTFOLIO           PORTFOLIO
                            ------------  ------------ -------------------------- ------------
                              FOR THE       FOR THE      FOR THE       FOR THE      FOR THE
                            PERIOD ENDED  PERIOD ENDED PERIOD ENDED  YEAR ENDED    YEAR ENDED
                            NOVEMBER 30,  NOVEMBER 30, NOVEMBER 30, SEPTEMBER 30, NOVEMBER 30,
                              1997 (A)      1997 (B)     1997 (C)      1997(D)        1997
                            ------------  ------------ ------------ ------------- ------------
INVESTMENT INCOME:
Interest income...........  $   266,612    $   18,949   $    3,395   $    35,267  $ 3,463,618
Dividend income...........    2,148,185       300,983      102,217       954,331    1,027,528
Income from securities
 lending..................       12,047           144           --            --       31,285
Foreign tax withholding...           --        (1,150)          --            --           --
                            -----------    ----------   ----------   -----------  -----------
   Total income...........    2,426,844       318,926      105,612       989,598    4,522,431
                            -----------    ----------   ----------   -----------  -----------
EXPENSES:
Investment advisory fees..      681,294        51,115       86,057       468,080      885,481
Administration fees.......      181,680        34,077       17,897        90,965      236,131
Distribution and services
 fees, Investor A Shares..          221           110       26,716       156,027       28,732
Distribution and services
 fees, Investor B Shares..          170            --           --            --        4,308
Administrative services
 fees, Trust Shares.......      272,243        50,999        2,614            --      148,419
Administrative services
 fees, Institutional
 Shares...................            3             7           --            --      175,784
Accounting and custodian
 fees.....................       33,220        28,973       10,867        70,426       46,505
Legal and audit fees......       11,930         7,474        4,813        16,477       12,241
Directors' fees and
 expenses.................        2,511           478          878         1,475        3,520
Transfer agent fees.......       30,968         5,325        7,834        35,707       31,611
Registration and filing
 fees.....................       19,997         6,680        1,501        16,223       23,247
Printing costs............       13,062         3,254        2,312         5,591       11,581
Amortization of
 organization costs.......        2,216         1,704          132            --        5,110
Other expenses............        1,800           904          999         9,422        2,975
                            -----------    ----------   ----------   -----------  -----------
Total expenses before
 voluntary fee reductions.    1,251,315       191,100      162,620       870,393    1,615,645
Expenses voluntarily
 reduced..................   (1,112,607)     (124,298)     (26,755)     (156,027)    (266,482)
                            -----------    ----------   ----------   -----------  -----------
   Net expenses...........      138,708        66,802      135,865       714,366    1,349,163
                            -----------    ----------   ----------   -----------  -----------
Net Investment Income.....    2,288,136       252,124      (30,253)      275,232    3,173,268
                            -----------    ----------   ----------   -----------  -----------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM
 INVESTMENTS:
Net realized gains
 (losses) from investment
 transactions.............   26,171,918        56,897    3,407,020     4,917,751   14,346,475
Net change in unrealized
 appreciation/depreciation
 from investments.........   (7,875,618)    4,846,053   (4,228,822)   13,265,621     (420,214)
                            -----------    ----------   ----------   -----------  -----------
Net realized/unrealized
 gains (losses) from
 investments..............   18,296,300     4,902,950     (821,802)   18,183,372   13,926,261
                            -----------    ----------   ----------   -----------  -----------
Change in net assets
 resulting from
 operations...............  $20,584,436    $5,155,074   $ (852,055)  $18,458,604  $17,099,529
                            ===========    ==========   ==========   ===========  ===========

------

(a) Period commenced on February 27, 1997.
(b) Period commenced on May 1, 1997.
(c) Period commenced on October 1, 1997.
(d) Formerly the Arrow Equity Portfolio.





                       See notes to financial statements

THE ARCH FUND, INC.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1997

                                             GOVERNMENT &     U.S.        SHORT-
                                              CORPORATE    GOVERNMENT  INTERMEDIATE
                                                 BOND      SECURITIES   MUNICIPAL
                                              PORTFOLIO    PORTFOLIO    PORTFOLIO
                                             ------------  ----------  ------------
INVESTMENT INCOME:
Interest income............................  $10,578,072   $5,098,539   $1,249,165
Dividend income............................       79,691       51,851       27,476
Income from securities lending.............       77,095       28,078           --
                                             -----------   ----------   ----------
   Total income............................   10,734,858    5,178,468    1,276,641
                                             -----------   ----------   ----------
EXPENSES:
Investment advisory fees...................      743,332      357,824      160,035
Administration fees........................      330,385      159,034       58,195
Distribution and services fees, Investor A
 Shares....................................       14,222       17,483          161
Distribution and services fees, Investor B
 Shares....................................        5,572        4,349           --
Administrative services fees, Trust Shares.      432,811      203,924       87,151
Administrative services fees, Institutional
 Shares....................................       46,967       15,879           --
Accounting and custodian fees..............       60,528       32,252       19,280
Legal and audit fees.......................       18,349        9,179       14,718
Directors' fees and expenses...............        4,084        2,246          943
Transfer agent fees........................       43,735       21,475        9,563
Registration and filing fees...............       14,004       15,448       15,511
Printing costs.............................       16,334        9,639       10,197
Amortization of organization costs.........           --           --       10,585
Other expenses.............................        4,876        2,326        1,356
                                             -----------   ----------   ----------
Total expenses before voluntary fee reduc-
 tions.....................................    1,735,199      851,058      387,695
Expenses voluntarily reduced...............     (598,000)    (283,439)    (276,310)
                                             -----------   ----------   ----------
   Net expenses............................    1,137,199      567,619      111,385
                                             -----------   ----------   ----------
Net Investment Income......................    9,597,659    4,610,849    1,165,256
                                             -----------   ----------   ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM IN-
 VESTMENTS:
Net realized gains (losses) from investment
 transactions..............................      (18,762)    (202,303)          --
Change in unrealized
 appreciation/depreciation from invest-
 ments.....................................      653,623       17,120       64,888
                                             -----------   ----------   ----------
Net realized/unrealized gains (losses) from
 investments...............................      634,861     (185,183)      64,888
                                             -----------   ----------   ----------
Change in net assets resulting from opera-
 tions.....................................  $10,232,520   $4,425,666   $1,230,144
                                             ===========   ==========   ==========



                       See notes to financial statements

THE ARCH FUND, INC.

                            STATEMENTS OF OPERATIONS

                                 MISSOURI     NATIONAL    INTERMEDIATE
                                TAX-EXEMPT   MUNICIPAL     CORPORATE       BOND
                                   BOND         BOND          BOND        INDEX
                                PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                               ------------ ------------  ------------ ------------
                                 FOR THE      FOR THE       FOR THE      FOR THE
                                YEAR ENDED   YEAR ENDED   PERIOD ENDED PERIOD ENDED
                               NOVEMBER 30, NOVEMBER 30,  NOVEMBER 30, NOVEMBER 30,
                                   1997         1997        1997 (A)     1997 (A)
                               ------------ ------------  ------------ ------------
INVESTMENT INCOME:
Interest income..............   $4,858,572  $18,070,484    $2,245,472   $7,328,295
Dividend income..............      136,991      123,440        27,650       43,106
Income from securities lend-
 ing.........................           --           --         5,025       25,824
                                ----------  -----------    ----------   ----------
   Total income..............    4,995,563   18,193,924     2,278,147    7,397,225
                                ----------  -----------    ----------   ----------
EXPENSES:
Investment advisory fees.....      414,195    1,812,782       175,432      312,722
Administration fees..........      184,088      659,337        63,794      208,482
Distribution and services
 fees, Investor A Shares.....       72,543        1,456           332           76
Distribution and services
 fees, Investor B Shares.....        9,737          652            --           --
Administrative services fees,
 Trust Shares................      200,722      987,353        95,336      312,619
Administrative services fees,
 Institutional Shares........           --           --            23           28
Accounting and custodian
 fees........................       38,559      119,192        16,350       45,634
Legal and audit fees.........       10,939       43,706        10,244       19,278
Directors' fees and expenses.        2,486       11,380           968        2,904
Transfer agent fees..........       22,573       64,660        32,762       18,908
Registration and filing fees.       11,751       89,636        15,132       22,264
Printing costs...............       11,463       43,040         5,486       23,480
Amortization of organization
 costs.......................           --        6,270         2,352        4,116
Other expenses...............        2,567        7,032         1,262        2,922
                                ----------  -----------    ----------   ----------
Total expenses before volun-
 tary fee reductions.........      981,623    3,846,496       419,473      973,433
Expenses voluntarily reduced.     (316,956)  (3,377,581)     (326,643)    (739,782)
                                ----------  -----------    ----------   ----------
   Net expenses..............      664,667      468,915        92,830      233,651
                                ----------  -----------    ----------   ----------
Net Investment Income........    4,330,896   17,725,009     2,185,317    7,163,574
                                ==========  ===========    ==========   ==========
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized/unrealized gains
 (losses) from investment
 transactions................          (31)  12,555,443       502,907      279,085
Change in unrealized
 appreciation/depreciation
 from investments............    1,604,104   (4,335,052)     (131,490)   1,574,992
                                ----------  -----------    ----------   ----------
Net realized/unrealized gains
 (losses) from investments...    1,604,073    8,220,391       371,417    1,854,077
                                ----------  -----------    ----------   ----------
Change in net assets result-
 ing from operations.........   $5,934,969  $25,945,400    $2,556,734   $9,017,651
                                ==========  ===========    ==========   ==========

------
(a) Period commenced February 10, 1997.




                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                   MONEY MARKET                    TREASURY MONEY
                                     PORTFOLIO                    MARKET PORTFOLIO
                          --------------------------------  ------------------------------
                               YEAR             YEAR            YEAR            YEAR
                               ENDED            ENDED           ENDED           ENDED
                           NOVEMBER 30,     NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                               1997             1996            1997            1996
                          ---------------  ---------------  -------------  ---------------
FROM INVESTMENT ACTIVI-
 TIES:
Operations:
 Net investment income..  $    48,679,735  $    41,477,587  $   7,771,484  $    11,384,162
 Net realized gains
  (losses) from
  investment
  transactions..........            1,631              234         14,390           11,653
                          ---------------  ---------------  -------------  ---------------
Change in net assets re-
 sulting from opera-
 tions..................       48,681,366       41,477,821      7,785,874       11,395,815
                          ---------------  ---------------  -------------  ---------------
DISTRIBUTIONS TO IN-
 VESTOR A SHAREHOLDERS:
 From net investment in-
  come..................       (5,589,497)      (3,378,057)      (282,566)        (214,227)
 From net realized
  gains.................               --              (21)          (469)            (132)
 In excess of net real-
  ized gains............               --             (368)            --               --
DISTRIBUTIONS TO IN-
 VESTOR B SHAREHOLDERS:
 From net investment in-
  come..................           (2,942)          (1,099)            --               --
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment in-
  come..................      (42,036,602)     (37,166,284)    (7,473,431)     (11,150,554)
 From net realized
  gains.................               --             (205)        (8,023)         (11,519)
 In excess of net real-
  ized gains............               --           (4,060)            --             (527)
DISTRIBUTIONS TO INSTI-
 TUTIONAL SHAREHOLDERS:
 From net investment in-
  come..................       (1,050,694)        (932,147)       (15,487)         (19,381)
 From net realized
  gains.................               --               (8)           (18)              (2)
 In excess of net real-
  ized gains............               --              (71)            --               --
                          ---------------  ---------------  -------------  ---------------
Change in net assets
 from shareholder
 distributions..........      (48,679,735)     (41,482,320)    (7,779,994)     (11,396,342)
                          ---------------  ---------------  -------------  ---------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................    4,493,292,615    2,299,943,459    994,133,011      919,067,677
 Dividends reinvested...       20,572,814       14,874,622      3,497,675        3,510,783
 Cost of shares re-
  deemed................   (4,109,236,440)  (2,266,756,713)  (844,629,782)  (1,038,874,963)
                          ---------------  ---------------  -------------  ---------------
Change in net assets
 from capital
 transactions...........      404,628,989       48,061,368    153,000,904     (116,296,503)
                          ---------------  ---------------  -------------  ---------------
Change in net assets....      404,630,620       48,056,869    153,006,784     (116,297,030)
NET ASSETS:
 Beginning of period....      824,392,559      776,335,690    139,287,960      255,584,990
                          ---------------  ---------------  -------------  ---------------
 End of period..........  $ 1,229,023,179  $   824,392,559  $ 292,294,744  $   139,287,960
                          ===============  ===============  =============  ===============
SHARE TRANSACTIONS:
 Issued.................    4,493,292,615    2,299,943,459    994,133,011      919,067,677
 Reinvested.............       20,572,814       14,874,622      3,497,675        3,510,783
 Redeemed...............   (4,109,236,440)  (2,266,756,713)  (844,629,782)  (1,038,874,963)
                          ---------------  ---------------  -------------  ---------------
Change in shares........      404,628,989       48,061,368    153,000,904     (116,296,503)
                          ===============  ===============  =============  ===============


                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                    TAX-EXEMPT                 GROWTH & INCOME
                              MONEY MARKET PORTFOLIO           EQUITY PORTFOLIO
                            ----------------------------  ---------------------------
                                YEAR           YEAR           YEAR           YEAR
                                ENDED          ENDED          ENDED         ENDED
                            NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                1997           1996           1997           1996
                            -------------  -------------  -------------  ------------
FROM INVESTMENT
 ACTIVITIES:
Operations:
 Net investment income....  $   4,462,657  $   2,853,695  $   3,514,224  $  5,818,734
 Net realized gains
  (losses) from investment
  transactions............             --             --     78,993,806    36,039,992
 Net change in unrealized
  appreciation/depreciation
  investments.............             --             --      9,568,676    45,449,749
                            -------------  -------------  -------------  ------------
Change in net assets re-
 sulting from operations..      4,462,657      2,853,695     92,076,706    87,308,475
                            -------------  -------------  -------------  ------------
DISTRIBUTIONS TO INVESTOR
 A SHAREHOLDERS:
 From net investment
  income..................       (476,137)      (265,973)      (285,613)     (375,855)
 In excess of net
  investment income.......             --             --        (66,559)       (1,697)
 From net realized gains..             --             --     (2,994,148)   (1,443,632)
 In excess of net realized
  gains...................             --           (250)            --            --
DISTRIBUTIONS TO INVESTOR
 B SHAREHOLDERS:
 From net investment
  income..................             --             --             --       (11,083)
 In excess of net
  investment income.......             --             --        (19,623)       (2,688)
 From net realized gains..             --             --       (278,321)      (49,605)
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment
  income..................     (3,986,520)    (2,587,722)    (3,247,480)   (4,795,604)
 In excess of net
  investment income.......             --             --             --       (49,002)
 From net realized gains..             --             --    (27,210,627)  (16,436,950)
 In excess of net realized
  gains...................             --         (3,631)            --            --
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
 From net investment
  income..................             --             --       (539,466)     (636,192)
 In excess of net
  investment income.......             --             --       (149,417)       (1,490)
 From net realized gains..             --             --     (5,714,817)   (2,330,241)
                            -------------  -------------  -------------  ------------
Change in net assets from
 shareholder
 distributions............     (4,462,657)    (2,857,576)   (40,506,071)  (26,134,039)
                            -------------  -------------  -------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued..................    377,981,080    213,251,311     93,672,278    92,320,506
 Dividends reinvested.....        841,226        562,557     32,712,133    22,057,938
 Cost of shares redeemed..   (333,226,212)  (183,534,633)  (173,314,237)  (65,290,328)
                            -------------  -------------  -------------  ------------
Change in net assets from
 capital transactions.....     45,596,094     30,279,235    (46,929,826)   49,088,116
                            -------------  -------------  -------------  ------------
Change in net assets......     45,596,094     30,275,354      4,640,809   110,262,552
NET ASSETS:
 Beginning of period......    113,709,979     83,434,625    462,899,079   352,636,527
                            -------------  -------------  -------------  ------------
 End of period............  $ 159,306,073  $ 113,709,979  $ 467,539,888  $462,899,079
                            =============  =============  =============  ============
SHARE TRANSACTIONS:
 Issued...................    377,981,080    213,251,311      5,129,079     5,578,024
 Reinvested...............        841,226        562,557      1,904,973     1,403,626
 Redeemed.................   (333,226,212)  (183,534,633)    (9,699,793)   (3,843,934)
                            -------------  -------------  -------------  ------------
Change in shares..........     45,596,094     30,279,235     (2,665,741)    3,137,716
                            =============  =============  =============  ============



                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                    SMALL CAP                 INTERNATIONAL
                                EQUITY PORTFOLIO            EQUITY PORTFOLIO
                            --------------------------  --------------------------
                                YEAR          YEAR          YEAR          YEAR
                               ENDED         ENDED         ENDED         ENDED
                            NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                1997          1996          1997          1996
                            ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVI-
 TIES:
OPERATIONS:
 Net investment income
  (loss)..................  $   (131,925) $    232,304  $    24,596   $   248,827
 Net realized gains (loss-
  es) from investment
  transactions............    20,891,156    13,981,122    2,787,030      (931,659)
 Net realized gains
  (losses) from foreign
  currency transactions...            --            --     (170,822)    3,133,420
 Net change in unrealized
  appreciation/depreciation
  from investments........    21,069,188     3,579,525      238,656     4,679,792
 Net change in unrealized
  appreciation
  (depreciation) from
  translation of assets
  and liabilities in
  foreign currencies......            --            --   (1,301,985)   (1,058,982)
                            ------------  ------------  -----------   -----------
Change in net assets re-
 sulting from operations..    41,828,419    17,792,951    1,577,475     6,071,398
                            ------------  ------------  -----------   -----------
DISTRIBUTIONS TO INVESTOR
 A SHAREHOLDERS:
 In excess of net invest-
  ment income.............        (4,444)       (6,160)     (11,517)           --
 From net realized gains..      (848,322)   (1,177,710)     (67,022)           --
DISTRIBUTIONS TO INVESTOR
 B SHAREHOLDERS:
 In excess of net invest-
  ment income.............            --            --       (1,047)           --
 From net realized gains..       (78,682)      (51,148)     (11,381)           --
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment in-
  come....................      (128,362)     (214,557)    (156,995)           --
 In excess of net invest-
  ment income.............            --            --     (109,629)           --
 From net realized gains..   (10,472,317)  (11,321,459)  (1,335,713)           --
DISTRIBUTIONS TO INSTITU-
 TIONAL SHAREHOLDERS:
 In excess of net invest-
  ment income.............        (2,874)      (13,982)     (26,541)           --
 From net realized gains..    (1,844,024)   (1,397,709)    (156,272)           --
                            ------------  ------------  -----------   -----------
Change in net assets from
 shareholder distribu-
 tions....................   (13,379,025)  (14,182,725)  (1,876,117)           --
                            ------------  ------------  -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
  sued....................    47,775,524    79,498,432   11,479,086    23,675,008
 Dividends reinvested.....    11,927,072    12,406,113    1,101,785            --
 Cost of shares redeemed..   (42,935,629)  (51,937,381)  (8,279,933)   (8,420,843)
                            ------------  ------------  -----------   -----------
Change in net assets from
 capital transactions.....    16,766,967    39,967,164    4,300,938    15,254,165
                            ------------  ------------  -----------   -----------
Change in net assets......    45,216,361    43,577,390    4,002,296    21,325,563
NET ASSETS:
 Beginning of period......   216,537,536   172,960,146   61,250,060    39,924,497
                            ------------  ------------  -----------   -----------
 End of period............  $261,753,897  $216,537,536  $65,252,356   $61,250,060
                            ============  ============  ===========   ===========
SHARE TRANSACTIONS:
 Issued...................     3,321,786     6,245,178      935,064     2,083,892
 Reinvested...............       937,465     1,012,913       93,796            --
 Redeemed.................    (3,053,206)   (4,004,332)    (681,990)     (724,654)
                            ------------  ------------  -----------   -----------
Change in shares..........     1,206,045     3,253,759      346,870     1,359,238
                            ============  ============  ===========   ===========


                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                               EQUITY        EQUITY                      GROWTH
                               INCOME        INDEX                       EQUITY
                             PORTFOLIO     PORTFOLIO                   PORTFOLIO
                            ------------  ------------  -----------------------------------------
                              FOR THE       FOR THE       FOR THE        FOR THE       FOR THE
                            PERIOD ENDED  PERIOD ENDED  PERIOD ENDED   YEAR ENDED    YEAR ENDED
                            NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                              1997 (A)      1997 (B)      1997 (C)      1997 (D)      1996 (D)
                            ------------  ------------  ------------  ------------- -------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)..................  $  2,288,136  $   252,124   $   (30,253)   $   275,232   $   423,781
 Net realized gains
  (losses) from investment
  transactions............    26,171,918       56,897     3,407,020      4,917,751     4,612,534
 Net change in unrealized
  appreciation/depreciation
  from investments........    (7,875,618)   4,846,053    (4,228,822)    13,265,621       (11,835)
                            ------------  -----------   -----------    -----------   -----------
Change in net assets
 resulting from
 operations...............    20,584,436    5,155,074      (852,055)    18,458,604     5,024,480
                            ------------  -----------   -----------    -----------   -----------
DISTRIBUTIONS TO INVESTOR
 A SHAREHOLDERS:
 From net investment
  income..................        (1,695)        (378)           --       (330,048)     (381,222)
 In excess of net
  investment income.......           (68)         (81)           --             --            --
 From net realized gains..            --           --    (8,120,294)    (3,886,419)     (218,057)
DISTRIBUTIONS TO INVESTOR
 B SHAREHOLDERS:
 From net investment
  income..................          (267)          --            --             --            --
 In excess of net
  investment income.......          (200)          --            --             --            --
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment
  income..................    (2,205,201)    (243,890)           --             --            --
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
 From net investment
  income..................           (19)         (31)           --             --            --
                            ------------  -----------   -----------    -----------   -----------
Change in net assets from
 shareholder
 distributions............    (2,207,450)    (244,380)   (8,120,294)    (4,216,467)     (599,279)
                            ------------  -----------   -----------    -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued..................   125,452,086   26,938,358     1,137,408     15,587,127    12,339,545
 Dividends reinvested.....        41,672      204,469     8,110,971        407,045        47,007
 Cost of shares redeemed..   (11,646,057)     (52,973)   (1,988,138)   (16,843,944)   (4,946,669)
                            ------------  -----------   -----------    -----------   -----------
Change in net assets from
 capital transactions.....   113,847,701   27,089,854     7,260,241       (849,772)    7,439,883
                            ------------  -----------   -----------    -----------   -----------
Change in net assets......   132,224,687   32,000,548    (1,712,108)    13,392,365    11,865,084
NET ASSETS:
 Beginning of period......            --           --    68,965,117     55,572,752    43,707,668
                            ------------  -----------   -----------    -----------   -----------
 End of period............  $132,224,687  $32,000,548   $67,253,009    $68,965,117   $55,572,752
                            ============  ===========   ===========    ===========   ===========
SHARE TRANSACTIONS:
 Issued...................    12,546,857    2,667,117        62,618        993,820       867,438
 Reinvested...............         3,877       18,022       502,850         26,717         3,298
 Redeemed.................    (1,114,055)      (4,554)     (108,433)    (1,032,878)     (346,978)
                            ------------  -----------   -----------    -----------   -----------
Change in shares..........    11,436,679    2,680,585       457,035        (12,341)      523,758
                            ============  ===========   ===========    ===========   ===========

------
(a)  Period commenced February 27, 1997.
(b)  Period commenced May 1, 1997.
(c)  Period commenced October 1, 1997.
(d) Formerly the Arrow Equity Portfolio.


                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                         GOVERNMENT & CORPORATE
                               BALANCED PORTFOLIO            BOND PORTFOLIO
                            --------------------------  --------------------------
                                YEAR          YEAR          YEAR          YEAR
                               ENDED         ENDED         ENDED         ENDED
                            NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                1997          1996          1997          1996
                            ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVI-
 TIES:
OPERATIONS:
 Net investment income
  (loss)..................  $  3,173,268  $  3,743,265  $  9,597,659  $  9,481,729
 Net realized gains (loss-
  es) from investment
  transactions............    14,346,475     7,057,146       (18,762)    1,012,372
 Net change in unrealized
  appreciation/depreciation
  from investments........      (420,214)    7,234,948       653,623    (2,852,662)
                            ------------  ------------  ------------  ------------
Change in net assets re-
 sulting from operations..    17,099,529    18,035,359    10,232,520     7,641,439
                            ------------  ------------  ------------  ------------
DISTRIBUTIONS TO INVESTOR
 A SHAREHOLDERS:
 From net investment in-
  come....................      (303,011)     (235,477)     (259,040)     (325,323)
 In excess of net invest-
  ment income.............        (1,886)           --            --            --
 From net realized gains..      (528,296)     (306,345)           --       (10,112)
DISTRIBUTIONS TO INVESTOR
 B SHAREHOLDERS:
 From net investment in-
  come....................        (8,541)       (4,068)      (26,993)      (18,810)
 In excess of net invest-
  ment income.............        (1,786)           --            --            --
 From net realized gains..       (18,182)       (1,338)           --          (207)
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment in-
  come....................    (1,722,814)   (2,248,807)   (8,442,748)   (8,420,741)
 From net realized gains..    (3,475,261)   (2,656,748)           --      (232,344)
DISTRIBUTIONS TO INSTITU-
 TIONAL SHAREHOLDERS:
 From net investment in-
  come....................    (1,749,881)   (1,181,916)     (868,878)     (716,855)
 In excess of net invest-
  ment income.............      (126,370)           --            --            --
 From net realized gains..    (3,086,347)   (1,351,994)           --       (17,276)
                            ------------  ------------  ------------  ------------
Change in net assets from
 shareholder distribu-
 tions....................   (11,022,375)   (7,986,693)   (9,597,659)   (9,741,668)
                            ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares is-
  sued....................    26,138,331    25,923,740    82,490,117    42,646,634
 Dividends reinvested.....    10,530,259     7,792,122     5,247,903     5,921,069
 Cost of shares redeemed..   (42,547,536)  (35,443,035)  (55,203,906)  (27,482,599)
                            ------------  ------------  ------------  ------------
Change in net assets from
 capital transactions.....    (5,878,946)   (1,727,173)   32,534,114    21,085,104
                            ------------  ------------  ------------  ------------
Change in net assets......       198,208     8,321,493    33,168,975    18,984,875
NET ASSETS:
 Beginning of period......   126,201,169   117,879,676   161,740,901   142,756,026
                            ------------  ------------  ------------  ------------
 End of period............  $126,399,377  $126,201,169  $194,909,876  $161,740,901
                            ============  ============  ============  ============
SHARE TRANSACTIONS:
 Issued...................     2,107,878     2,238,696     8,017,350     4,197,687
 Reinvested...............       883,349       684,060       516,545       580,294
 Redeemed.................    (3,496,906)   (3,006,390)   (5,379,742)   (2,689,747)
                            ------------  ------------  ------------  ------------
Change in shares..........      (505,679)      (83,634)    3,154,153     2,088,234
                            ============  ============  ============  ============



                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                 U.S. GOVERNMENT           SHORT-INTERMEDIATE
                              SECURITIES PORTFOLIO         MUNICIPAL PORTFOLIO
                            --------------------------  --------------------------
                                YEAR          YEAR          YEAR          YEAR
                               ENDED         ENDED         ENDED         ENDED
                            NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                1997          1996          1997          1996
                            ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVI-
 TIES:
OPERATIONS:
 Net investment income
  (loss)..................  $ 4,610,849   $ 3,774,130   $ 1,165,256   $ 1,094,106
 Net realized gains
  (losses) from investment
  transactions............     (202,303)     (408,957)           --            --
 Net change in unrealized
  appreciation/depreciation
  from investments........       17,120      (197,452)       64,888       (16,660)
                            -----------   -----------   -----------   -----------
Change in net assets
 resulting from
 operations...............    4,425,666     3,167,721     1,230,144     1,077,446
                            -----------   -----------   -----------   -----------
DISTRIBUTIONS TO INVESTOR
 A SHAREHOLDERS:
 From net investment
  income..................     (323,804)     (445,187)       (2,039)       (1,458)
 In excess of net realized
  gains...................           --       (27,732)           --            --
DISTRIBUTIONS TO INVESTOR
 B SHAREHOLDERS:
 From net investment
  income..................      (21,080)      (12,608)           --            --
 In excess of net realized
  gains...................           --          (165)           --            --
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment
  income..................   (3,973,203)   (3,231,786)   (1,163,217)   (1,092,648)
 In excess of net realized
  gains...................           --      (154,647)           --            --
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
 From net investment
  income..................     (292,762)      (84,549)           --            --
 In excess of net realized
  gains...................           --        (2,281)           --            --
                            -----------   -----------   -----------   -----------
Change in net assets from
 shareholder
 distributions............   (4,610,849)   (3,958,955)   (1,165,256)   (1,094,106)
                            -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued..................   29,671,357    20,374,470     5,447,634     9,484,969
 Dividends reinvested.....    2,589,224     2,512,482        44,343        64,963
 Cost of shares redeemed..  (16,450,421)   (6,672,311)   (4,609,803)   (3,763,873)
                            -----------   -----------   -----------   -----------
Change in net assets from
 capital transactions.....   15,810,160    16,214,641       882,174     5,786,059
                            -----------   -----------   -----------   -----------
Change in net assets......   15,624,977    15,423,407       947,062     5,769,399
NET ASSETS:
 Beginning of period......   69,823,660    54,400,253    29,523,085    23,753,686
                            -----------   -----------   -----------   -----------
 End of period............  $85,448,637   $69,823,660   $30,470,147   $29,523,085
                            ===========   ===========   ===========   ===========
SHARE TRANSACTIONS:
 Issued...................    2,824,987     1,922,232       541,891       944,068
 Reinvested...............      245,427       236,847         4,418         6,499
 Redeemed.................   (1,564,985)     (627,360)     (460,336)     (377,354)
                            -----------   -----------   -----------   -----------
Change in shares..........    1,505,429     1,531,719        85,973       573,213
                            ===========   ===========   ===========   ===========


                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                               MISSOURI TAX-EXEMPT         NATIONAL MUNICIPAL
                                 BOND PORTFOLIO              BOND PORTFOLIO
                            --------------------------  --------------------------
                                YEAR          YEAR          YEAR         PERIOD
                               ENDED         ENDED         ENDED         ENDED
                            NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                1997          1996          1997        1996 (A)
                            ------------  ------------  ------------  ------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)..................  $  4,330,896  $  3,550,097  $ 17,725,009  $    735,988
 Net realized gains
  (losses) from investment
  transactions............           (31)       70,177    12,555,443       115,325
 Net change in unrealized
  appreciation/depreciation
  from investments........     1,604,104       (87,057)   (4,335,052)    1,278,075
                            ------------  ------------  ------------  ------------
Change in net assets
 resulting from
 operations...............     5,934,969     3,533,217    25,945,400     2,129,388
                            ------------  ------------  ------------  ------------
DISTRIBUTIONS TO INVESTOR
 A SHAREHOLDERS:
 From net investment
  income..................    (1,104,237)   (1,169,732)      (22,941)           (4)
 From net realized gains..            --            --          (183)           --
DISTRIBUTIONS TO INVESTOR
 B SHAREHOLDERS:
 From net investment
  income..................       (36,663)      (25,005)       (2,703)           (3)
 From net realized gains..            --            --           (25)           --
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment
  income..................    (3,189,996)   (2,355,360)  (17,699,373)     (735,973)
 From net realized gains..            --            --      (115,079)           --
                            ------------  ------------  ------------  ------------
Change in net assets from
 shareholder
 distributions............    (4,330,896)   (3,550,097)  (17,840,304)     (735,980)
                            ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued..................    26,218,164    18,205,943    74,899,754   314,008,996
 Dividends reinvested.....     1,140,970     1,325,915        15,632            --
 Cost of shares redeemed..   (10,136,557)  (10,722,765)  (25,421,039)   (4,987,761)
                            ------------  ------------  ------------  ------------
Change in net assets from
 capital transactions.....    17,222,577     8,809,093    49,494,347   309,021,235
                            ------------  ------------  ------------  ------------
Change in net assets......    18,826,650     8,792,213    57,599,443   310,414,643
NET ASSETS:
 Beginning of period......    81,723,725    72,931,512   310,414,643            --
                            ------------  ------------  ------------  ------------
 End of period............  $100,550,375  $ 81,723,725  $368,014,086  $310,414,643
                            ============  ============  ============  ============
SHARE TRANSACTIONS:
 Issued...................     2,250,051     1,584,195     7,407,726    31,400,289
 Reinvested...............        97,885       114,877         1,545            --
 Redeemed.................      (870,226)     (921,381)   (2,510,363)     (498,183)
                            ------------  ------------  ------------  ------------
Change in shares..........     1,477,710       777,691     4,898,908    30,902,106
                            ============  ============  ============  ============

------
(a) Period commenced November 18, 1996.



                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    INTERMEDIATE
                                                     CORPORATE     BOND INDEX
                                                   BOND PORTFOLIO  PORTFOLIO
                                                   -------------- ------------
                                                      FOR THE       FOR THE
                                                    PERIOD ENDED  PERIOD ENDED
                                                    NOVEMBER 30,  NOVEMBER 30,
                                                      1997 (A)      1997 (A)
                                                   -------------- ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income (loss).....................  $ 2,185,317   $  7,163,574
 Net realized gains (losses) from investment
  transactions....................................      502,907        279,085
 Net change in unrealized
  appreciation/depreciation from investments......     (131,490)     1,574,992
                                                    -----------   ------------
Change in net assets resulting from operations....    2,556,734      9,017,651
                                                    -----------   ------------
DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS:
 From net investment income.......................       (7,181)        (1,698)
DISTRIBUTIONS TO TRUST SHAREHOLDERS:
 From net investment income.......................   (2,177,609)    (7,161,244)
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
 From net investment income.......................         (527)          (632)
                                                    -----------   ------------
Change in net assets from shareholder
 distributions....................................   (2,185,317)    (7,163,574)
                                                    -----------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued......................   47,887,842    142,252,314
 Dividends reinvested.............................       98,815         65,878
 Cost of shares redeemed..........................   (3,610,853)    (5,771,198)
                                                    -----------   ------------
Change in net assets from capital transactions....   44,375,804    136,546,994
                                                    -----------   ------------
Change in net assets..............................   44,747,221    138,401,071
NET ASSETS:
 Beginning of period..............................           --             --
                                                    -----------   ------------
 End of period....................................  $44,747,221   $138,401,071
                                                    ===========   ============
SHARE TRANSACTIONS:
 Issued...........................................    4,782,066     14,193,040
 Reinvested.......................................        9,948          6,605
 Redeemed.........................................     (363,897)      (577,176)
                                                    -----------   ------------
Change in shares..................................    4,428,117     13,622,469
                                                    ===========   ============

------
(a) Period commenced February 10, 1997.



                       See notes to financial statements

THE ARCH FUND, INC.
Money Market Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997


  Principal                    Security                      Amortized
    Amount                    Description                       Cost
---------------  -------------------------------------   -----------------
Certificates of Deposit (16.1%):
   $20,000,000    Bayerische Landesbank Co.,
                     5.78%, 7/27/98..................    $      19,992,124
    20,000,000    Deutsche Bank, 6.21%, 4/20/98......           20,011,541
    15,000,000    Dresdner Bank, 5.95%, 4/13/98......           15,008,185
    12,000,000    Morgan Guaranty, 5.71%, 1/6/98.....           11,999,706
    25,000,000    Old Kent Bank & Trust, 5.66%,
                     3/31/98.........................           25,000,000
    30,000,000    U.S. Bancorp, 5.61%, 12/17/97......           30,000,000
    31,350,000    West Landing Giron, 5.64%,
                     12/19/97........................           31,350,662
    20,000,000    Wilmington Trust, 5.55%,
                     12/31/97........................           20,000,000
    25,000,000    Wilmington Trust, 5.77%, 2/17/98...           25,000,000
                                                         -----------------
   Total Certificates of Deposit
      (Amortized cost $198,362,218)                            198,362,218
                                                         -----------------
Commercial Paper (61.2%):
Aerospace (2.9%):
    35,860,000    Rockwell International, 5.55%*,
                     12/3/97.........................           35,848,943
                                                         -----------------
Automotive (1.7%):
     6,252,000    Ford Motor Credit, 5.60%*,
                     12/17/97........................            6,236,439
    15,000,000    General Motors Acceptance
                     Corp., 5.58%*, 3/23/98..........           14,739,600
                                                         -----------------
                                                                20,976,039
                                                         -----------------
Beverages (2.0%):
    25,000,000    Anheuser-Busch Cos., Inc.,
                     5.63%*, 12/17/97................           24,937,444
                                                         -----------------
Chemical (2.3%):
    14,937,000    Monsanto, 5.52%*,
                     12/1/97 (b).....................           14,937,000
    12,802,000    Monsanto, 5.70%*,
                     12/1/97 (b).....................           12,802,000
                                                         -----------------
                                                                27,739,000
                                                         -----------------
Electrical & Electronic (6.0%):
    15,000,000    CSC Enterprises, 5.53%*, 12/4/97...           14,993,088
   $14,000,000    CSC Enterprises, 5.72%*, 2/10/98...    $      13,842,064
    45,000,000    Panasonic, 5.68%*, 12/1/97 (b).....           45,000,000
                                                         -----------------
                                                                73,835,152
                                                         -----------------

Finance (14.0%):
    31,254,000    AES Barbers Point, Inc.,
                     5.57%*, 12/5/97.................           31,234,657
     4,406,000    AI Credit, 5.72%*, 12/1/97.........            4,406,000
    30,000,000    AIG Funding, 5.50%*, 12/1/97.......           30,000,000

    10,000,000    Bank of New York, 5.51%*,
                     12/15/97........................            9,978,572
    25,042,000    General Electric Capital,
                     5.50%*, 12/31/97................           24,927,224
     5,000,000    General Electric Capital Corp.,
                     5.56%*, 12/31/97................            4,976,833
    25,000,000    New Center Asset Trust, 5.68%*,
                     2/17/98.........................           24,692,333
    22,037,000    PHH Corp., 5.75%*, 12/1/97.........           22,037,000

    20,000,000    PHH Corp., 5.65%*, 12/11/97........           19,968,611
                                                         -----------------
                                                               172,221,230
                                                         -----------------
Financial Services (4.8%):
    30,000,000    Dean Witter, Discover & Co.,
                     5.65%*, 2/13/98.................           29,651,583
    29,008,000    Household Finance, 5.76%,
                     12/1/97.........................           29,008,000
                                                         -----------------
                                                                58,659,583
                                                         -----------------
Food Products (0.7%):
     8,950,000    General Mills, 5.70%*, 12/1/97.....            8,950,000
                                                         -----------------
Food Service (1.1%):
    13,849,000    McDonalds, 5.52%*, 12/1/97.........           13,849,000
                                                         -----------------
Insurance (0.6%):
     8,000,000    Aetna Services, 5.50%*, 12/1/97....            8,000,000
                                                         -----------------

THE ARCH FUND, INC.
Money Market Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997

  Principal                  Security                       Amortized
    Amount                  Description                        Cost
---------------  ----------------------------------       ---------------
Commercial Paper, continued:
Oil & Gas Exploration Production & Services (5.7%):
   $25,000,000    Consolidated Natural Gas,
                     5.54%*, 12/11/97.............        $    24,961,528
    10,000,000    Michigan Consolidated Gas,
                     5.66%*, 2/18/98..............              9,875,794
    35,000,000    Texaco, 5.56%*, 12/17/97........             34,913,511
                                                          ---------------
                                                               69,750,833
                                                          ---------------
Oil & Gas Transmission (1.1%):
    13,600,000    Colonial Pipeline, 5.50%*,
                     12/8/97......................             13,585,456
                                                          ---------------
Printing & Publishing (3.6%):
    23,000,000    McGraw-Hill, 5.50%*, 12/2/97....             22,996,486
    21,500,000    McGraw-Hill, 5.50%*, 12/31/97...             21,401,458
                                                          ---------------
                                                               44,397,944
                                                          ---------------
Retail-Merchandise (3.0%):
    37,100,000    Dillard Investments, 5.50%*,
                     12/22/97.....................             36,980,971
                                                          ---------------
Retail Stores (3.7%):
    45,000,000    Sears Roebuck Acceptance,
                     5.59%*, 12/18/97.............             44,881,213
                                                          ---------------
Telecommunications (3.6%):
    25,000,000    Bell Atlantic Finance, 5.53%*,
                     12/8/97......................             24,973,118
    19,581,000    Bell Atlantic Finance, 5.56%*,
                     12/30/97.....................             19,493,299
                                                          ---------------
                                                               44,466,417
                                                          ---------------
Toys, Games, Children Vehicles (2.8%):
    34,000,000    Hasbro Corp., 5.50%*, 12/15/97..             33,927,278
                                                          ---------------
Transportation & Shipping (1.6%):
    19,208,000    Matson Navigation, 5.51%*,
                     12/11/97.....................             19,178,601
                                                          ---------------

   Total Commercial Paper
      (Amortized cost $752,185,104)                           752,185,104
                                                          ---------------


Corporate Bonds (7.7%):
Banking (2.0%):
    25,000,000    Bank of America National Trust,
                     5.61%**, 12/1/97.............             24,988,179
                                                          ---------------

Finance (4.1%):


    25,000,000    IBM Credit Corp., 5.60%**,
                     12/1/97......................             24,990,765

    25,000,000    Merrill Lynch & Co., 5.68%**,
                     12/1/97......................             24,997,966
                                                          ---------------
                                                               49,988,731
                                                          ---------------
Insurance (1.6%):
    20,000,000    General American Life Insurance
                     Co., 5.86%**, 12/1/97........             20,000,000
                                                          ---------------

   Total Corporate Bonds
      (Amortized cost $94,976,910)                             94,976,910
                                                          ---------------
Medium Term Notes (3.3%):
Banking (1.7%):
    20,000,000    Lasalle National Bank, 5.73%,
                     4/24/98......................             20,005,876
                                                          ---------------
Finance (1.6%):
    20,000,000    Federal National Mortgage
                     Association, 5.71%, 3/18/98..             19,993,258
                                                          ---------------

   Total Medium Term Notes
      (Amortized cost $39,999,134)                             39,999,134
                                                          ---------------
U.S. Government Agencies (12.4%):
Federal Farm Credit Bank:
    20,000,000    5.51%, 12/1/97  ................             20,000,000
    10,000,000    5.60%, 6/1/98  .................             10,000,000

Federal Home Loan Bank:
    20,000,000    Series 9597, 5.47%**, 12/3/97...             19,999,810

    14,450,000    5.88%, 3/18/98  ................             14,436,474

Federal Home Loan Mortgage Corp. Discount Note:
    48,000,000    5.50%, 12/31/97  ...............             47,780,000

Federal National Mortgage Association:
    30,000,000    5.52%**, 12/1/97  ..............             29,986,090

                                   Continued

THE ARCH FUND, INC.
Money Market Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997

  Principal                  Security                     Amortized
    Amount                  Description                      Cost
---------------  ----------------------------------   -----------------
U.S. Government Agencies, continued:
Federal National Mortgage Association, continued:
   $10,000,000    5.71%, 9/9/98  .................    $       9,989,647
                                                      -----------------
   Total U.S. Government Agencies
      (Amortized cost $152,192,021)                         152,192,021
                                                      -----------------
   Total Investments (Amortized
      cost--$1,237,715,387) (a) (100.7%)                  1,237,715,387
   Liabilities in Excess of Other
      Assets (-0.7%)                                         (8,692,208)
                                                      -----------------
   Total Net Assets (100.0%)                          $   1,229,023,179
                                                      =================

-------------
*   Effective yield at date of purchase.
** Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at November 30, 1997. The date presented reflects the next rate change date.
(a) Cost for federal income tax and financial reporting purposes are the same.
(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.

                       See notes to financial statements

THE ARCH FUND, INC.
Treasury Money Market Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997



   Principal                   Security                      Amortized
     Amount                  Description                       Cost
----------------- -----------------------------------       ------------
U.S. Treasury Bills (77.8%):
$29,125,000       12/4/97...........................        $ 29,113,017
 25,437,000       12/11/97..........................          25,402,401
 32,555,000       12/26/97..........................          32,442,985
 10,773,000       1/2/98............................          10,724,982
 25,725,000       1/8/98............................          25,590,461
 14,601,000       1/15/98...........................          14,508,772
 35,998,000       1/22/98...........................          35,727,180
 27,231,000       1/29/98...........................          27,002,036
 27,065,000       2/5/98............................          26,810,411
                                                            ------------
   Total U.S. Treasury Bills (Amortized cost
      $227,322,245)                                          227,322,245
                                                            ------------
U.S. Treasury Notes (22.2%):
$35,019,000       5.25%, 12/31/97...................        $ 35,016,590
 20,000,000       5.13%, 3/31/98....................          19,976,902
 10,000,000       6.13%, 3/31/98....................          10,020,939
                                                            ------------
   Total U.S. Treasury Notes (Amortized cost
      $65,014,431)                                            65,014,431
                                                            ------------
   Total Investments (Amortized
      cost--$292,336,676)(a) (100.0%)                        292,336,676
   Liabilities in Excess of Other Assets (0.0%)                  (41,932)
                                                            ============
   Total Net Assets (100.0%)                                $292,294,744
                                                            ============

-------------
(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements

THE ARCH FUND, INC.
Tax-Exempt Money Market Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997



  Principal                  Security                      Amortized
   Amount                   Description                       Cost
-------------- --------------------------------------   -----------------
Commercial Paper (7.9%):
Minnesota (2.5%):
$4,000,000      Becker, Pollution Control Revenue,
                   Northern States Power Co., Series
                   A, 3.75%, 5/20/98** ..............   $      4,000,000
Texas (2.3%):
 3,600,000      Houston Texas, Series B, 3.75%,
                   3/26/98 ..........................          3,600,000
                                                        -----------------
Washington (3.1%):
 5,000,000      King County Washington, 3.75%*,
                   3/25/98 ..........................          5,000,000
                                                        -----------------
   Total Commercial Paper
      (Amortized cost--$12,600,000)                           12,600,000
                                                        -----------------

Municipal Bonds (91.5%):

Alabama (7.3%):
 7,000,000      Parrish Industrial Development
                   Board, Pollution Control Revenue,
                   Alabama Power Co. Project,
                   3.80%*, 12/1/97 ..................          7,000,000
 4,650,000      Phenix County, Industrial
                   Development Board, Environmental
                   Improvement Revenue, Geogra Kraft
                   Project, 3.80%*, 12/1/97
                   (LOC-Deutsche Bank A.G.)..........          4,650,000
                                                        -----------------
                                                              11,650,000
                                                        -----------------
Arizona (4.1%):
   975,000      Chandler Industrial Development
                   Authority, Multifamily Housing
                   Revenue, Southpark Apartments
                   Project, 3.90%*, 12/3/97,
                   Callable on 7/1/08 @ 100
                   (LOC-CitiBank N.A.)...............            975,000
 5,600,000      Maricopa County, Pollution Control
                   Corporation, Pollution Control
                   Revenue, Arizona Public Service,
                   Co., Series F, 3.85%*, 12/1/97
                   (LOC-Bank of America
                   NT & SA)..........................          5,600,000
                                                        -----------------
                                                               6,575,000
                                                        -----------------
Delaware (4.9%):
 7,800,000      Delaware State Economic Development
                   Authority, Solid Waste Disposal
                   and Sewage Facility Revenue,
                   Ciba-Geigy, Series A, 4.00%*,
                   12/1/97 (AMT) (LOC-Union Bank of
                   Switzerland)......................          7,800,000
                                                        -----------------
Georgia (7.5%):
 5,000,000      Burke County Development Authority,
                   Pollution Control Revenue,
                   Georgia Power Co. Plant Vogtle
                   Project, 3.80%*, 12/1/97,
                   Callable on 4/1/06 @ 100 .........          5,000,000
 7,000,000      Monroe County Development Authority,
                   Pollution Control Revenue,
                   Georgia Power Co., Scherer, 1st
                   Series, 3.80%*, 12/1/97 ..........          7,000,000
                                                        -----------------
                                                              12,000,000
                                                        -----------------
Idaho (1.9%):
 3,000,000      Idaho State, Tax Anticipation Notes,
                   G.O., 4.63%,
                   6/30/98 ..........................          3,012,434
                                                        -----------------
Illinois (3.6%):
 5,800,000      Chicago, O'Hare International
                   Airport, Revenue, American
                   Airlines, Inc., 3.85%*, 12/1/97
                   (LOC-Royal Bank of Canada)........          5,800,000
                                                        -----------------
Iowa (7.5%):
 4,000,000      Iowa Finance Authority, Solid Waste
                   Disposal Revenue, Cedar River
                   Paper Co., Series A, 4.00%*,
                   12/1/97 (AMT) (LOC-Swiss Bank
                   Corp.)............................          4,000,000


                                   Continued

THE ARCH FUND, INC.
Tax-Exempt Money Market Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


  Principal                  Security                      Amortized
   Amount                   Description                       Cost
-------------- --------------------------------------   -----------------
Municipal Bonds, continued:
Iowa, continued:
$3,400,000      Iowa Finance Authority, Solid Waste
                   Disposal Revenue, Cedar River
                   Paper Co., Series A, 4.00%*,
                   12/1/97 (AMT) (LOC-Swiss Bank
                   Corp.)............................   $      3,400,000
 4,500,000      Iowa State School, Series B, 4.25%,
                   1/30/98 (FSA Insured) ............          4,504,275
                                                        -----------------
                                                              11,904,275
                                                        -----------------
Kentucky (4.5%):
   700,000      Daviess County, Solid Waste Disposal
                   Facilities Revenue, Scott Paper
                   Co., Series A, 3.90%*, 12/1/97
                   (LOC-Kimberly Clark Corp.) .......            700,000
 4,250,000      Daviess County, Solid Waste Disposal
                   Facilities Revenue, Scott Paper
                   Co., Series B, 3.90%*, 12/1/97,
                   (AMT), Callable on 4/1/06 @ 100
                   (LOC-Kimberly Clark Corp.)........          4,250,000
 2,200,000      Daviess County, Solid Waste Disposal
                   Facilities Revenue, Scott Paper
                   Co.,  3.90%*, 12/1/97
                   (LOC-Kimberly Clark Corp.) .......          2,200,000
                                                        -----------------
                                                               7,150,000
                                                        -----------------
Louisiana (6.9%):
 5,300,000      Calcasieu Parish Industrial
                   Development Board, Industrial
                   Revenue, Olin Corp. Project,
                   Series B, 3.90%*, 12/1/97
                   (LOC-Wachovia Bank)...............          5,300,000
   500,000      West Feliciana Parish, Pollution
                   Control Revenue, Gulf States
                   Utilities Co., Series D, 3.95%*,
                   12/1/97 (LOC-Canadian Imperial
                   Bank of Commerce).................            500,000
 5,300,000      Calcasieu Parish Industrial
                   Development Board, Industrial
                   Revenue, Olin Corp. Project,
                   Series B, 3.90%*, 2/1/16
                   (LOC-Wachovia Bank)...............          5,300,000
 5,200,000      West Feliciana Parish, Pollution
                   Control Revenue, Gulf States
                   Utilities, 3.95%*, 12/1/97
                   (LOC-Canadian Imperial Bank of
                   Commerce).........................          5,200,000
                                                        -----------------
                                                              11,000,000
                                                        -----------------
Minnesota (1.5%):
 2,450,000      Minneapolis Community Development
                   Agency, Pollution Control
                   Revenue, Northern States Power
                   Co., 3.95%*, 12/3/97 .............          2,450,000
                                                        -----------------
Missouri (9.7%):
 3,000,000      Missouri State Health & Educational
                   Facilities Authority, Health
                   Facilities Revenue, St. Anthony
                   Medical Center, Series B, 3.85%*,
                   12/2/97 (ABN AMRO Bank Insured) ..          3,000,000
 5,000,000      Missouri State Health & Educational
                   Facilities Authority, Health
                   Facilities Revenue, Barnes
                   Hospital Project, 3.85%*, 12/3/97
                   (LOC-Morgan Guaranty Trust).......          5,000,000
 1,900,000      Missouri Health & Educational
                   Facilities Authority, Health
                   Facilities Revenue, SSM
                   Healthcare Project, Series A,
                   3.90%*, 12/2/97 (LOC-Rabobank
                   Nederland)........................          1,900,000


                                   Continued

THE ARCH FUND, INC.
Tax-Exempt Money Market Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


  Principal                  Security                      Amortized
   Amount                   Description                       Cost
-------------- --------------------------------------   -----------------
Municipal Bonds, continued:
Missouri, continued:
$3,500,000      Missouri State Environmental
                   Improvement and Energy Resource
                   Authority, Pollution Control,
                   Union Electric Co., Series B,
                   3.95%, 6/1/98**, Callable 6/1/98
                   @ 100 (LOC-Union Bank of
                   Switzerland)......................   $      3,504,375
 1,000,000      Missouri State Health & Educational
                   Facilities Authority, Educational
                   Facilities Revenue, Washington
                   University Project, Series B,
                   3.90%*, 12/3/97 ..................          1,000,000
 1,000,000      Missouri State Environmental
                   Improvement and Energy Resource
                   Authority, Pollution Control
                   Revenue, Monsanto Co. Project,
                   3.95%*, 12/3/97 ..................          1,000,000
                                                        -----------------
                                                              15,404,375
                                                        -----------------
Montana (2.4%):
 2,200,000      Forsyth, Pollution Control Revenue,
                   Portland General Electric, Series
                   B, 3.85%*, 12/3/97 (LOC-Swiss
                   Bank Corp.).......................          2,200,000
 1,600,000      Forsyth, Pollution Control Revenue,
                   Portland General Electric, Series
                   D, 3.90%*, 12/3/97 (LOC-Swiss
                   Bank Corp.).......................          1,600,000
                                                        -----------------
                                                               3,800,000
                                                        -----------------
Oregon (0.9%):
 1,500,000      Oregon State, Series 73 G, G.O.,
                   3.85%*, 12/3/97 (LOC-Morgan
                   Guaranty Trust)...................          1,500,000
                                                        -----------------
Pennsylvania (4.6%):
 7,300,000      Pennsylvania State Higher Education
                   Facilities Authority Revenue,
                   Carnegie Mellon University,
                   Series C, 3.85%*, 12/1/97 ........          7,300,000
                                                        -----------------
Tennessee (7.3%):
 7,000,000      Bradley County Industrial
                   Development Board, Industrial
                   Revenue, Olin Corp Project,
                   Series C, 3.90%*, 12/1/97
                   (LOC-Wachovia Bank)...............          7,000,000

 4,600,000      Memphis, Series  A, G.O., 3.90%*,
                   12/3/97...........................          4,600,000
                                                        -----------------
                                                              11,600,000
                                                        -----------------
Texas (12.5%):
 7,000,000      Harris County, Health Facilities
                   Development Corp., Hospital
                   Revenue, Methodist Hospital,
                   3.85%*, 12/1/97...................          7,000,000
 3,800,000      North Central Texas Health
                   Facilities Development Corp.
                   Revenue, Methodist Hospital
                   Dallas, Series B, 3.95%*, 12/1/97
                   (MBIA Insured) ...................          3,800,000
 2,200,000      Port Corpus Christi, Nueces County
                   Marine Terminal Revenue, Reynolds
                   Metals Company, 4.10%*, 12/3/97
                   (LOC-Westdeutsche Landesbank).....          2,200,000
 5,000,000      Texas State, Tax Revenue
                   Anticipation Notes, Series A,
                   4.75%, 8/31/98 ...................          5,032,414
 1,825,000      Trinity River Authority, 7.00%,
                   2/1/98 (AMBAC Insured) ...........          1,834,916
                                                        -----------------
                                                              19,867,330
                                                        -----------------

                                   Continued

THE ARCH FUND, INC.
Tax-Exempt Money Market Portfolio

                  Schedule of Portfolio Investments, Continued
                               November 30, 1997

   Shares
     or
  Principal                  Security                      Amortized
   Amount                   Description                       Cost
-------------- --------------------------------------   -----------------
Municipal Bonds, continued:
Utah (4.4%):
$7,000,000     Salt Lake County, Pollution
                 Control Revenue, SVC
                 Station Holdings Project,
                 British Petroleum Co.,
                 Series B, 3.85%*, 12/1/97 ..........   $      7,000,000
                                                        -----------------
   Total Municipal Bonds
      (Amortized cost--$158,413,414)                          145,813,414
                                                        -----------------
Investment Companies (0.4%):
   557,000   Federated Tax-Free Fund.................            557,000
     1,000   Nuveen Tax-Exempt Fund..................              1,000
                                                        -----------------
   Total Investment Companies
      (Amortized cost--$558,000)                                  558,000
                                                        -----------------
   Total Investments
      (Amortized cost--$158,971,414)(a) (99.8%)               158,971,414
      Other Assets in Excess of Liabilities (0.2%)                334,659
                                                        -----------------
   Total Net Assets (100.0%)                            $     159,306,073
                                                        =================


-------------

* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at November 30, 1997. The date presented reflects the next rate change date.
** Put and demand features exist allowing the fund to require the repurchase of the investment within variable time periods ranging from daily, weekly, monthly or semi-annually. Maturity date reflects the next put date.
(a)  Cost for federal income tax and financial reporting purposes are the same.
AMBAC   AMBAC Indemnity Corp.
AMT     Alternative Minimum Tax
FSA     Financial Securities Assurance, Inc.
G.O.    General Obligation
LOC     Letter of Credit
MBIA    Municipal Bond Insurance Association


                       See notes to financial statements

THE ARCH FUND, INC.
Growth & Income Equity Portfolio

                       Schedule of Portfolio Investments
                               November 30, 1997

   Shares
     or
  Principal                  Security                            Market
   Amount                   Description                          Value
-------------    -------------------------------------      -----------------
Commercial Paper (0.9%):
Financial Services (0.9%):
$4,359,000       Household Finance, 5.76%, 12/1/97....      $       4,359,000
                                                            -----------------
   Total Commercial Paper
      (Cost $4,359,000)                                             4,359,000
                                                            -----------------
Common Stocks (98.5%):
Automotive (0.9%):
   129,600       Echlin, Inc..........................              4,106,700
                                                            -----------------
Banking (7.1%):
   183,096       Banc One Corp........................              9,406,557
    80,100       Chase Manhattan Corp.................              8,700,862
   100,900       Crestar Financial Corp...............              5,183,737
   185,850       First Union Corp.(b).................              9,060,187
    16,000       Southtrust Corp......................                872,000
                                                            -----------------
                                                                   33,223,343
                                                            -----------------
Beverages (2.1%):
   261,200       PepsiCo, Inc.........................              9,631,750
                                                            -----------------
Building Products (1.8%):
   300,000       Sherwin-Williams Co..................              8,568,750
                                                            -----------------
Chemicals (6.8%):
   113,300       Ecolab, Inc..........................              5,778,300
   197,374       Millipore Corp.......................              7,648,243
   166,950       Praxair, Inc.........................              7,335,366
   481,000       Solutia, Inc.........................             10,972,813
                                                            -----------------
                                                                   31,734,722
                                                            -----------------
Computer Software (6.1%):
   213,300       Computer Associates International,
                   Inc................................             11,104,931
    94,000       McAfee Associates, Inc.(b)(c)........              4,300,500
    35,800       Microsoft, Inc.(c)...................              5,065,700
   235,825       Oracle Corp.(c)......................              7,855,920
                                                            -----------------
                                                                   28,327,051
                                                            -----------------
Consumer Goods & Services (2.0%):
   321,600       CUC International Inc.(c)............              9,246,000
                                                            -----------------
Containers & Packaging (4.1%):
   236,804       Avery Dennison Corp..................              9,916,167
                             Security                            Market
   Shares                   Description                          Value
-------------    -------------------------------------      -----------------
Common Stocks, continued:
Containers & Packaging, continued:
   190,350       Crown Cork & Seal Co., Inc...........      $       9,291,459
                                                            -----------------
                                                                   19,207,626
                                                            -----------------
Cosmetics (1.1%):
   100,000       Estee Lauder Cos., Class A...........              5,356,250
                                                            -----------------
Electrical Equipment/Instruments (4.5%):
   149,200       General Electric Co..................             11,003,500
   105,252       Grainger (W.W.), Inc.................              9,854,218
                                                            -----------------
                                                                   20,857,718
                                                            -----------------
Electronic Products (2.0%):
   148,150       Motorola, Inc........................              9,314,931

Financial Services (3.8%):
   198,200       Green Tree Financial Corp............              6,069,875
    58,208       SLM Holding Corp.....................              7,516,108
   198,700       United Cos. Financial Corp.(b).......              4,309,306
                                                            -----------------
                                                                   17,895,289
                                                            -----------------
Food & Related (1.8%):
   372,400       IBP, Inc.............................              8,495,375
                                                            -----------------
Food Wholesale Distribution (2.3%):
   237,235       Sysco Corp...........................             10,571,785
                                                            -----------------
Health Care-Drugs (11.8%):
   114,700       American Home Products Corp..........              8,014,663
   116,716       Bristol-Myers Squibb Co..............             10,927,536
    97,900       Eli Lilly & Co.......................              6,173,819
    97,000       Merck & Co., Inc.....................              9,172,563
   183,756       Schering-Plough Corp.................             11,519,204
   186,200       SmithKline Beecham PLC, ADR..........              9,240,175
                                                            -----------------
                                                                   55,047,960
                                                            -----------------
Insurance (2.2%):
   159,335       PMI Group, Inc.(b)...................             10,356,775

Manufacturing-Consumer Goods (2.1%):
   240,627       Newell Co............................              9,820,589
                                                            -----------------
Medical Equipment & Supplies (1.9%):
   142,550       Allergan, Inc........................              4,828,881
   139,600       Bard (C.R.), Inc.....................              4,179,275
                                                            -----------------
                                                                    9,008,156
                                                            -----------------

                                   Continued

THE ARCH FUND, INC.
Growth & Income Equity Portfolio

                 Schedule of Portfolio Investments, Continued
                               November 30, 1997

                             Security                            Market
   Shares                   Description                          Value
--------------   --------------------------------------     -----------------
Common Stocks, continued:
Metals & Mining (0.9%):
   111,500       UCAR International, Inc.(c)..........      $       4,453,031

Office Equipment (2.6%):
   177,800       Automatic Data Processing, Inc.......             10,001,250
    75,000       First Data Corp......................              2,123,437
                                                            -----------------
                                                                   12,124,687
                                                            -----------------
Oil & Gas Exploration, Production & Services (6.8%):
   248,700       Dresser Industries, Inc..............              9,295,163
    76,750       Tidewater, Inc.(b)...................              4,302,797
   435,750       Union Texas Petroleum Holdings, Inc..              9,504,797
   225,100       Vastar Resources.....................              8,750,763
                                                            -----------------
                                                                   31,853,520
                                                            -----------------
Paper & Related (1.0%):
    71,400       Mead Corp............................              4,609,763
                                                            -----------------
Restaurants (1.0%):
   141,620       Tricon Global Restaurants, Inc.(c)...              4,788,526
                                                            -----------------
Retail Stores (5.6%):
   145,817       Consolidated Stores(c)...............              7,090,352
   164,600       J.C. Penney, Inc.....................             10,575,550
   348,000       Pep Boys Manny Moe & Jack............              8,743,500
                                                            -----------------
                                                                   26,409,402
                                                            -----------------
Retail Stores - Discount (2.1%):
   241,463       Wal-Mart Stores, Inc.................              9,643,429
                                                            -----------------

Retail Stores - Grocery (2.3%):
   247,750       Albertson's Inc......................             10,993,906
                                                            -----------------
Telecommunications (1.2%):
   233,000       Frontier Corp........................              5,708,500
                                                            -----------------
Telecommunications-Services & Equipment (1.4%):
   124,900       Tellabs, Inc.(c).....................              6,494,800
                                                            -----------------
Tire & Rubber (1.0%):
    74,650       Goodyear Tire & Rubber Co............              4,530,322
                                                            -----------------
Tobacco (2.0%):
   211,200       Philip Morris Cos., Inc..............              9,187,200
                                                            -----------------
Transportation & Shipping (1.9%):
    96,500       Burlington Northern Santa Fe.........              8,829,750
                                                            -----------------
Trucking & Leasing (1.1%):
   198,400       Republic Industries, Inc.(b)(c)......              5,170,800
                                                            -----------------
Utilities - Gas & Electric (3.2%):
   245,600       Baltimore Gas & Electric.............              7,536,850
   197,050       Western Resources, Inc.(b)...........              7,697,266
                                                            -----------------
                                                                   15,234,116
                                                            -----------------
   Total Common Stocks
     (Cost $334,594,404)                                          460,802,522
                                                            -----------------
Investment Companies (0.5%):
 2,160,000       Cash Assets Trust Money Market Fund..      $       2,160,000
                                                            -----------------
   Total Investment Companies
     (Cost $2,160,000)                                              2,160,000
                                                            -----------------
   Total Investments (Cost--$341,113,405) (a) (99.9%)             467,321,522
   Other Assets in Excess of Liabilities (0.1%)                       218,366
                                                            =================
   Total Net Assets (100.0%)                                $     467,539,888
                                                            =================

-------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,180,777. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
           Unrealized appreciation .......................  $     129,543,702
           Unrealized depreciation .......................         (4,516,362)
                                                            -----------------
           Net unrealized appreciation ...................  $     125,027,340
                                                            =================

(b)  A portion of this security was loaned as of November 30, 1997.
(c)  Represents non-income producing securities.
ADR -- American Depositary Receipt
PLC -- Public Limited Company

                       See notes to financial statements

THE ARCH FUND, INC.
Small Cap Equity Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997



    Shares
      or
  Principal                   Security                       Market
    Amount                   Description                     Value
---------------  ------------------------------------   -----------------
Commercial Paper (3.7%):
Financial Services (1.8%):
$4,719,000       Household Finance, 5.76%, 12/1/97..    $      4,719,000
                                                        -----------------
Oil & Gas Exploration Production & Services (1.9%):
 5,000,000       Petrofina, 5.57%, 12/4/97..........           4,997,679
                                                        -----------------

   Total Commercial Paper (Cost $9,716,679)                    9,716,679
                                                        -----------------
Common Stocks (95.9%):
Banking (6.7%):
    61,200       Associated Banc-Corp. .............           3,044,700
    30,000       CCB Financial Corp. ...............           2,880,000
   105,843       Charter One Financial, Inc. .......           6,271,198
    45,000       First Commerce Corp. ..............           2,885,625
   105,000       St. Paul Bancorp, Inc. ............           2,572,500
                                                        -----------------
                                                              17,654,023
                                                        -----------------
Beverages (2.2%):
   120,767       Canandaigua Wine, Inc., Class A(b).           5,781,720
                                                        -----------------
Building Products (0.6%):
    30,000       Rayonier, Inc. ....................           1,466,250
                                                        -----------------
Business Services (7.3%):
     7,624       Cotelligent Group, Inc.(b).........             146,762
    90,431       Hub Group, Inc., Class A(b)........           2,893,792
   162,500       Intelliquest Information Group,
                    Inc.(b).........................           2,417,188
   130,000       Interim Services, Inc.(b)..........           3,680,625
   133,500       National Data Corp. ...............           4,722,562
   202,000       SunGard Data Systems, Inc.(b)(c)...           5,226,750
                                                        -----------------
                                                              19,087,679
                                                        -----------------
Chemicals (7.9%):
    55,200       Cytec Industries, Inc.(b)..........           2,525,400
   202,135       Hanna (M.A.) Co. ..................           4,990,208
   140,000       International Specialty Products,
                    Inc. ...........................           2,073,750
   120,736       Minerals Technologies Inc. ........           5,282,200
    64,500       OM Group Inc. .....................           2,475,187
   160,000       RPM, Inc.(c).......................           3,200,000
                                                        -----------------
                                                              20,546,745
                                                        -----------------
Coal (0.9%):
   144,000       Zeigler Coal Holding Co. ............    $    2,286,000
                                                        -----------------
Commercial Services (0.8%):
    95,200       Unitog Co. ..........................         2,189,600
                                                        -----------------
Computer Hardware (3.0%):
   113,510       Komag, Inc.(b)(c)....................         2,277,294
   172,088       Zebra Technologies Corp.(b)(c).......         5,485,305
                                                        -----------------
                                                               7,762,599
                                                        -----------------
Computer Software (5.9%):
   100,000       Active Voice Corp.(b)(c).............         1,375,000
   187,000       Cognos, Inc.(b)(c)...................         3,319,250
   100,000       Discreet Logic, Inc.(b)..............         1,900,000
   110,000       H.T.E., Inc.(b)......................         2,007,500
   209,973       Network General Corp.(b).............         3,963,240
    55,366       SPSS, Inc.(b)........................         1,391,071
   204,036       Systemsoft Corp.(b)..................         1,466,509
                                                        -----------------
                                                              15,422,570
                                                        -----------------
Consumer Goods & Services (1.2%):
    86,000       Samsonite Corp.(b)(c)................         3,117,500
                                                        -----------------
Containers (1.2%):
    78,000       Ball Corp. ..........................         3,003,000
                                                        -----------------
Electrical & Electronic (1.4%):
   120,000       CFM Technologies, Inc.(b)............         2,220,000
    54,142       SBS Technologies, Inc.(b)............         1,556,582
                                                        -----------------
                                                               3,776,582
                                                        -----------------
Electrical Equipment (1.0%):
    60,000       Hubbell, Inc., Class B...............         2,726,250
                                                        -----------------
Financial Services (7.8%):
   132,500       Aames Financial Corp.(c).............         1,788,750
    60,000       Bank United Corp., Class A...........         2,520,000
    68,000       CMAC Investment Corp. ...............         3,531,750
    76,000       Finova Group, Inc. ..................         3,581,500
   127,000       Resource Bancshares Mortgage Group,
                  Inc. .............................           1,746,250
   174,500       Southern Pacific Funding Corp.(b)(c).         2,159,437
   140,000       The Money Store Inc.(c)..............         3,508,750

                                   Continued

THE ARCH FUND, INC.
Small Cap Equity Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


                             Security                        Market
   Shares                   Description                      Value
-------------- --------------------------------------   -----------------
Common Stocks, continued:
Financial Services, continued:
      72,370   United Cos. Financial Corp.(c).......    $      1,569,524
                                                        -----------------
                                                              20,405,961
                                                        -----------------
Food & Related (2.5%):
     115,000   Hormel Foods Corp.(c)................           3,507,500
     146,754   Performance Food Group(b)............           3,081,834
                                                        -----------------
                                                               6,589,334
                                                        -----------------
Home Furnishings (0.8%):
     109,509   Furniture Brands International,
                  Inc.(b)...........................           2,142,270
                                                        -----------------
Insurance (0.9%):
     125,600   HCC Insurance Holdings Inc.(c).......           2,355,000
                                                        -----------------
Machinery & Equipment (3.2%):
     137,000   Albany International Corp. ..........           3,330,812
      65,000   DT Industries, Inc. .................           1,803,750
      83,340   Rental Service Corp.(b)..............           2,093,917
      24,000   Tecumseh Products Co.,
                  Class A...........................           1,182,000
                                                        -----------------
                                                               8,410,479
                                                        -----------------
Manufacturing - Consumer Goods (3.5%):
      42,928   AptaraGroup, Inc. ...................           2,446,896
     120,000   Blyth Industries, Inc.(b)(c).........           3,082,500
      50,000   Libbey, Inc. ........................           1,975,000
      75,000   Lydall, Inc.(b)......................           1,518,750
                                                        -----------------
                                                               9,023,146
                                                        -----------------
Medical Equipment & Supplies (8.5%):
     125,000   Allergan, Inc. ......................           4,234,375
     136,000   Dentsply International, Inc. ........           3,689,000
      93,000   Fisher Scientfic International(c)....           4,464,000
     129,650   Hanger Orthopedic Group, Inc.(b).....           1,604,419
      34,000   Lunar Corp.(b).......................             769,250
     160,000   Penederm, Inc.(b)....................           1,860,000
      60,100   ResMed, Inc.(b)......................           1,803,000
      63,500   Scherer (R.P.) Corp.(b)..............           3,893,344
                                                        -----------------
                                                              22,317,388
                                                        -----------------
Medical Services (7.4%):
      75,020   Alternative Living Services,
                  Inc.(b)(c)........................    $      1,997,408
     213,000   Apria Healthcare Group, Inc.(b)......           3,354,750
     210,000   Beverly Enterprises, Inc.(b).........           3,570,000
      66,000   Emeritus Corp.(b)(c).................             866,250
     114,000   Integrated Health(c).................           3,469,875
     285,032   Sun Healthcare Group, Inc.(b)(c).....           6,128,188
                                                        -----------------
                                                              19,386,471
                                                        -----------------
Oil & Gas Equipment/Services (1.2%):
     139,983   Swift Energy Co.(b)(c)...............           3,044,624
                                                        -----------------
Oil & Gas Exploration, Production & Services (3.5%):
      54,000   Ocean Energy, Inc.(b)................           3,020,625
     158,000   Union Texas Petroleum Holdings, Inc.            3,446,375
      88,567   United Meridian Corp.(b).............           2,662,545
                                                        -----------------
                                                               9,129,545
                                                        -----------------
Paper & Related (0.7%):
      60,000   Caraustar Industries Inc.(c).........           1,938,750
                                                        -----------------
Pharmaceuticals (1.4%):
      92,500   ChiRex Inc.(b)(c)....................           2,254,688
      45,000   Zonagen, Inc.(b)(c)..................           1,395,000
                                                        -----------------
                                                               3,649,688
                                                        -----------------
Printing & Publishing (0.8%):
     150,000   Primedia Inc.(b)(c)..................           1,996,875
                                                        -----------------
Restaurants (1.4%):
     150,000   Brinker International, Inc.(b).......           2,212,500
     174,000   Ryan's Family Steak Houses, Inc.(b)..           1,544,250
                                                        -----------------
                                                               3,756,750
                                                        -----------------
Retail Stores (3.2%):
     101,000   Cole National Corp.,
                  Class A(b)........................           3,484,500
      83,000   Discount Auto Parts, Inc.(b).........           1,551,063
     115,000   Marks Bros. Jewelers, Inc.(b)........           1,725,000
     330,072   The Bombay Company, Inc.(b)..........           1,712,249
                                                        -----------------
                                                               8,472,812
                                                        -----------------

                                   Continued

THE ARCH FUND, INC.
Small Cap Equity Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


                             Security                        Market
   Shares                   Description                      Value
-------------- --------------------------------------   -----------------
Common Stocks, continued:
Steel (1.6%):
   144,000     AK Steel Holding Corp. ..............    $      2,835,000
   130,000     J&L Specialty Steel, Inc. ...........           1,267,500
                                                        -----------------
                                                               4,102,500
                                                        -----------------
Telecommunications (4.2%):
   288,900     Arch Communications Group, Inc.(b)...           2,004,244
   144,000     IXC Communications, Inc.(b)(c).......           4,995,000
   234,425     Mobile Telecom Tech Corp.(b).........           4,073,134
                                                        -----------------
                                                              11,072,378
                                                        -----------------
Transportation & Shipping (1.7%):
    75,000     Simon Transportation Services,
                  Inc.(b)...........................           1,725,000
    91,000     U.S. Freightways Corp. ..............           2,798,250
                                                        -----------------
                                                               4,523,250
                                                        -----------------
Utilities - Gas & Electric (0.8%):
    75,000     Central Louisiana Electric...........    $      2,179,688
                                                        -----------------
Wholesale Distribution (0.7%):
    88,717     Barnett, Inc.(b)(c)..................           1,807,609
                                                        -----------------

   Total Common Stocks
      (Cost $218,406,707)                                    251,125,036
                                                        -----------------
Investment Companies (0.4%):
 1,000,000     Cash Assets Trust Money Market Fund..           1,000,000
                                                        -----------------
   Total Investment Companies
      (Cost $1,000,000)                                        1,000,000
                                                        -----------------
   Total Investments (Cost--$229,123,387)
      (a) (100.0%)                                           261,841,715
   Liabilities in Excess of Other Assets (0.0%)                  (87,818)
                                                        ----------------
   Total Net Assets (100.0%)                            $    261,753,897
                                                        =================

-------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $341,625. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

           Unrealized appreciation .......................   $    48,711,387
           Unrealized depreciation .......................       (16,334,684)
                                                             ----------------
           Net unrealized appreciation ...................   $    32,376,703
                                                             ================

(b)  Represents non-income producing securities.
(c)  A portion of this security was loaned as of November 30, 1997.

                       See notes to financial statements

THE ARCH FUND, INC.
International Equity Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997

                                                          Market Value
                              Security                       in U.S.
    Shares                  Description                      Dollars
------------- ---------------------------------------   ------------------
Common Stocks (89.1%):
Australia (1.2%):
Diversified Operations (0.7%):
     159,000   Southcorp Holdings, Ltd...............    $       490,687
                                                         ----------------
Telecommunications (0.5%):
     157,000   Telstra Corp. Ltd. (b)................            295,436
                                                         ----------------
   Total Australia                                               786,123
                                                         ----------------
Finland (1.3%):
Banking (0.4%):
      48,000   Merita Ltd............................            243,102
                                                         ----------------
Telecommunications (0.9%):
       7,200   Nokia Oyj (b).........................            579,393
                                                         ----------------
   Total Finland                                                 822,495
                                                         ----------------
France (8.3%):
Building Products (1.2%):
       5,550   Compagnie de Saint-Gobain.............            753,976
                                                         ----------------
Construction (1.1%):
       7,250   SocieteTechnip SA.....................            751,588
                                                         ----------------
Electrical & Electronic (2.0%):
       1,900   Le Carbone-Lorraine...................            511,086
      15,000   Schneider SA..........................            802,914
                                                         ----------------
                                                               1,314,000
                                                         ----------------
Health Care-Drugs (1.4%):
      20,000   Rhone-Poulenc, Class A (b)............            899,128
                                                         ----------------
Oil & Gas Exploration, Production & Services (1.2%):
       6,750   Elf Aquitaine SA......................            783,222
                                                         ----------------
Oil Companies - Integrated (1.4%):
       9,000   Total SA, Class B.....................            945,202
                                                         ----------------
   Total France                                                5,447,116
                                                         ----------------
Germany (7.8%):
Automotive (1.2%):
      11,400   Daimler-Benz AG.......................            807,223
                                                         ----------------
Banking (1.3%):
      12,900   Deutsche Bank AG......................            827,139
                                                         ----------------
Chemicals (0.6%):
       3,200   SGL Carbon AG.........................            412,722
                                                         ----------------
Computer Software (2.0%):
       4,150   SAP Preference XIG AG.................          1,277,538
                                                         ----------------
Diversified Operations (1.4%):
      15,700   VEBA AG(b)............................            932,797
                                                         ----------------
Machinery & Equipment (1.3%):
       1,840   Mannesmann AG.........................            856,420
                                                         ----------------
   Total Germany                                               5,113,839
                                                         ----------------
Hong Kong (2.6%):
Banking (0.4%):
     102,000   Dao Heng Bank Group Ltd...............            241,465
                                                         ----------------
Construction (0.7%):
     208,000   Cheung Kong Infrastructure Holdings...            484,328
                                                         ----------------
Diversified Operations (0.4%):
      51,000   Swire Pacific Ltd., Class A...........            255,320
                                                         ----------------
Financial Services (0.6%):
     418,200   Peregrine Investments Holdings Ltd....            411,151
                                                         ----------------
Real Estate (0.5%):
      45,000   Cheung Kong (Holdings) Ltd............            317,258
                                                         ----------------
   Total Hong Kong                                             1,709,522
                                                         ----------------
Italy (1.6%):
Telecommunications (1.6%):
     265,000   Telecom Italia Mobile SpA.............          1,072,698
                                                         ----------------

   Total Italy                                                 1,072,698
                                                         ----------------
Japan (18.1%):
Business Services (0.7%):
       7,000   Secom Co. Ltd.........................            438,786
                                                         ----------------
Computer Services (0.8%):
      17,600   CSK Corp..............................            515,761
                                                         ----------------
Computer Software (1.2%):
      12,100   Meitec................................            374,496

                                   Continued

THE ARCH FUND, INC.
International Equity Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997

                                                          Market Value
                              Security                       in U.S.
    Shares                  Description                      Dollars
------------- ----------------------------------------  ------------------
Common Stocks, continued:
Japan, continued:
Computer Software, continued:
           9   NTT Data Corp.........................    $       437,218
                                                         ----------------
                                                                 811,714
                                                         ----------------
Construction (0.4%):
      13,000   Sho-bond Corp.........................            252,615
                                                         ----------------
Consumer Goods & Services (1.2%):
      18,700   Amway Japan Ltd.......................            303,303
      34,000   Yamaha Corp...........................            476,866
                                                         ----------------
                                                                 780,169
                                                         ----------------
Cosmetics & Toiletries (0.8%):
      21,000   ADERANS Co. Ltd.......................            498,570
                                                         ----------------
Diversified Operations (1.3%):
      33,000   Minebea Co. Ltd.......................            367,169
      68,000   Mitsui & Co...........................            472,603
                                                         ----------------
                                                                 839,772
                                                         ----------------
Electrical & Electronic (4.5%):
       3,000   Keyence Corp..........................            437,218
      24,000   Mitsumi Electric Co. Ltd..............            404,310
       6,000   Rohm Co. Ltd..........................            592,360
       6,400   Sony Corp.............................            546,601
      32,000   Taiyo Yuden Co. Ltd...................            305,896
       5,000   TDK Corp..............................            407,444
       6,000   Tokyo Electron Ltd....................            229,892
                                                         ----------------
                                                               2,923,721
                                                         ----------------
Financial Services (1.9%):
       3,200   Nichiei Co. Ltd.......................            351,028
       6,200   Orix Corp.............................            416,329
       1,600   Shohkoh Fund & Co. Ltd................            455,083
                                                         ----------------
                                                               1,222,440
                                                         ----------------
Machinery - Electrical (0.4%):
       3,200   SMC Corp..............................            283,330
                                                         ----------------
Medical Equipment & Supplies (0.7%):
      29,000   Terumo Corp...........................            454,456
                                                         ----------------
Office Automation & Equipment (0.8%):
      21,000   Canon, Inc............................            506,797
                                                         ----------------
Paper Products (0.7%):
      13,600   Uni-Charm Corp........................            460,349
                                                         ----------------
Real Estate (0.7%):
      37,000   Mitsubishi Estate Co. Ltd.............            429,070
       7,000   Sumitomo Realty & Development Co. Ltd.             46,895
                                                         ----------------
                                                                 475,965
                                                         ----------------
Recreation (0.6%):
       3,800   Nintendo Co. Ltd......................            393,026
                                                         ----------------
Retail Stores (0.7%):
       7,400   Ryohin Keikaku Co. Ltd................            481,254
                                                         ----------------
Telecommunications (0.7%):
          55   Nippon Telegraph & Telephone Corp.....            452,498
                                                         ----------------
   Total Japan                                                11,791,223
                                                         ----------------
Netherlands (8.8%):
Consumer Goods & Services (0.8%):
       9,680   PolyGram NV...........................            489,356
                                                         ----------------
Financial Services (1.2%):
      19,400   ING Groep NV..........................            788,491
                                                         ----------------
Food Products (0.9%):
      40,800   Koninklijke Bols Wessanen NV..........            617,746
                                                         ----------------
Machinery & Equipment (1.1%):
      19,500   Stork NV..............................            714,085
                                                         ----------------
Office Furnishings (1.3%):
      27,158   Koninklijke Ahrend Groep
                  NV (b).............................            840,149
                                                         ----------------
Paper Products (1.2%):
      35,500   Koninklijke KNP BT....................            766,071
                                                         ----------------
Retail Stores (1.2%):
      15,500   Vendex International N.V..............            809,306
                                                         ----------------
Warehousing & Transportation Services (1.1%):
      25,700   Koninklijke Pakhoed NV................            698,089
                                                         ----------------
   Total Netherlands                                           5,723,293
                                                         ----------------
Norway (1.2%):
Oil & Gas Exploration, Production & Services (1.2%):
      42,000   Saga Petroleum ASA, Class A...........            753,358
                                                         ----------------
   Total Norway                                                  753,358
                                                         ----------------

                                   Continued

THE ARCH FUND, INC.
International Equity Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997

                                                          Market Value
                              Security                       in U.S.
    Shares                  Description                      Dollars
------------- ----------------------------------------  ------------------
Common Stocks, continued:
Portugal (1.8%):
Telecommunications (1.8%):
      25,300   Portugal Telecom SA, Registered.......    $     1,165,252
                                                         ----------------
   Total Portugal                                              1,165,252
                                                         ----------------
Singapore (1.3%):
Banking (0.8%):
      54,000   Development Bank of Singapore Ltd.....            508,602
                                                         ----------------
Real Estate (0.5%):
     185,000   DBS Land Ltd..........................            314,800
                                                         ----------------
   Total Singapore                                               823,402
                                                         ----------------
Spain (4.2%):
Banking (1.4%):
      49,000   Banco Central Hispanoamericano SA.....            939,748
                                                         ----------------
Oil Companies - Integrated (1.3%):
      20,300   Repsol SA.............................            878,022
                                                         ----------------
Telecommunications (1.5%):
      33,100   Telefonica de Espana..................            954,434
                                                         ----------------
   Total Spain                                                 2,772,204
                                                         ----------------
Sweden (4.4%):
Appliances (1.4%):
      11,500   Electrolux AB, Series B...............            905,582
                                                         ----------------
Insurance (1.6%):
      19,400   Skandia Forsakrings AB................          1,022,640
                                                         ----------------
Telecommunications (1.4%):
      22,500   Ericsson (L.M.), Class B(b)...........            917,951
                                                         ----------------
   Total Sweden                                                2,846,173
                                                         ----------------
Switzerland (6.4%):
Health Care-Drugs (3.3%):
         200   Ares-Serono Group, Class B............            347,198
         590   Novartis AG Registered................            942,709
         101   Roche Holding AG......................            903,949
                                                         ----------------
                                                               2,193,856
                                                         ----------------
Insurance (3.1%):
       1,400   Swiss Life, Bearer....................            930,911
         655   Swiss Re, Registered..................          1,069,997
                                                         ----------------
                                                               2,000,908
                                                         ----------------
   Total Switzerland                                           4,194,764
                                                         ----------------
United Kingdom (15.0%):
Automotive Parts & Equipment (1.7%):
      50,400   GKN PLC...............................          1,096,317
                                                         ----------------
Banking (1.4%):
      58,000   Abbey National PLC....................            919,596
                                                         ----------------
Business Services (1.2%):
     233,000   Corporate Services Group PLC..........            810,691
                                                         ----------------
Computer Software (1.5%):
      43,300   SEMA Group PLC........................            961,209
                                                         ----------------
Computer Software & Services (1.9%):
      43,800   Misys PLC.............................          1,232,452
                                                         ----------------
Diversified Operations (1.4%):
     223,000   Rentokil Initial PLC..................            939,343
                                                         ----------------
Electrical & Electronic (1.1%):
      98,400   Electrocomponents PLC.................            692,199
                                                         ----------------
Financial Services (1.2%):
      67,200   Lloyds TSB Group PLC..................            766,544
                                                         ----------------
Retail Stores (1.5%):
      84,500   Dixons Group PLC......................            961,036
                                                         ----------------
Telecommunications (1.3%):
      99,200   Cable & Wireless PLC..................            883,356
                                                         ----------------
Transportation & Shipping (0.8%):
      21,100   FirstBus PLC..........................             83,013
      35,600   Stagecoach Holdings PLC...............            459,771
                                                         ----------------
                                                                 542,784
                                                         ----------------
   Total United Kingdom                                        9,805,527
                                                         ----------------
United States (5.1%):
Healthcare (1.4%):
      17,800   Elan Corp. PLC, Sponsored ADR (b).....            938,950
                                                         ----------------
Investment Companies (1.7%):
       4,100   Brazilian Investment Co. (b)..........            173,922
      16,100   Mexico Fund...........................            304,894

                                   Continued

THE ARCH FUND, INC.
International Equity Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


                                                          Market Value
                              Security                       in U.S.
    Shares                  Description                      Dollars
------------- ----------------------------------------  ------------------
Common Stocks, continued:
United States, continued:
Investment Companies, continued:
      30,000   Polish Investment Co. (b).............    $       333,600
      20,300   Russian Investment Co. Sicav (b)......            318,913
                                                         ----------------
                                                               1,131,329
                                                         ----------------
Telecommunications (1.1%):
      23,600   Matav RT, Sponsored ADR (b)...........            477,900
       2,100   Telebras ADR..........................            221,550
                                                         ----------------
                                                                 699,450
                                                         ----------------
Transportation & Shipping (0.9%):
      45,000   Laidlaw, Inc. (b).....................            585,000
                                                         ----------------
   Total United States                                         3,354,729
                                                         ----------------

   Total Common Stocks (Cost $52,039,567)                     58,181,718
                                                         ----------------
U.S. Government Agencies (4.5%):
Student Loan Marketing Assoc:
  $2,943,000   5.60%, 12/1/97 .......................    $     2,942,542
                                                         ----------------
   Total U.S. Government Agencies
      (Cost $2,941,627)                                        2,942,542
                                                         ----------------
Closed End Investment Companies (2.0%):
      18,400   Argentinian Investment Co. (b)........            450,800
      13,600   Genesis Chile Fund....................            520,200
       8,450   India Magnum Fund.....................            354,900
                                                         ----------------
   Total Closed End Investment Companies
      (Cost $1,421,482)                                        1,325,900
                                                         ----------------
   Total Investments (Cost--$56,404,049)(a) (95.6%)
                                                              62,450,160
   Other Assets in Excess of Liabilities (4.4%)                2,802,196
                                                         ----------------
   Total Net Assets (100.0%)                             $    65,252,356
                                                         ================

-------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $415 and by the amount of mark to market adjustment for passive foreign investment companies of $196,786. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

           Unrealized appreciation .............$     9,919,612
           Unrealized depreciation .............     (4,070,702)
                                                ----------------
           Net unrealized appreciation          $     5,848,910
                                                ================

(b)  Represents non-income producing securities.

ADR -- American Depositary Receipt

PLC -- Public Limited Company


                       See notes to financial statements

THE ARCH FUND, INC.
Equity Income Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997



    Shares
      or
  Principal                   Security                       Market
    Amount                   Description                     Value
---------------  ------------------------------------   -----------------
Commercial Paper (5.0%):
Financial Services (5.0%):
$3,599,000   AI Credit, 5.72%, 12/1/97..............    $      3,599,000
 3,000,000   Household Finance, 5.76%, 12/1/97......           3,000,000
                                                        -----------------
                                                               6,599,000
                                                        -----------------
   Total Commercial Paper (Cost $6,599,000)                    6,599,000
                                                        -----------------
Common Stocks (91.3%):
Automotive (2.4%):
    33,000   Chrysler Corp..........................           1,132,312
    62,000   Echlin, Inc............................           1,964,625
                                                        -----------------
                                                               3,096,937
                                                        -----------------
Banking (22.6%):
    50,152   Banc One Corp. ........................           2,576,559
    24,500   Chase Manhattan Corp. .................           2,661,312
    24,000   Comerica, Inc.(b)......................           2,044,500
    41,000   CoreStates Financial Corp. ............           3,169,813
    29,725   Crestar Financial Corp. ...............           1,527,122
    40,000   First Union Corp. .....................           1,950,000
    40,000   KeyCorp. ..............................           2,697,500
    53,400   Mellon Bank Corp. .....................           3,027,112
    28,900   National City Corp. ...................           1,929,075
    50,000   PNC Financial Corp. ...................           2,690,625
    27,500   U.S. Bancorp...........................           2,957,969
    35,000   Wachovia Corp.(b)......................           2,695,000
                                                        -----------------
                                                              29,926,587
                                                        -----------------
Building Products (0.9%):
    43,000   Sherwin-Williams Co. ..................           1,228,188
                                                        -----------------
Chemicals (5.6%):
    19,000   Dow Chemical Co. ......................           1,876,250
    27,000   Ecolab Inc. ...........................           1,377,000
    32,500   Millipore Corp. .......................           1,259,375
    16,200   Praxair, Inc. .........................             711,787
    39,000   RPM, Inc. .............................             780,000
    63,000   Solutia, Inc. .........................           1,437,187
                                                        -----------------
                                                               7,441,599
                                                        -----------------
Containers & Packaging (2.1%):
    40,000   Avery Dennison Corp. ..................           1,675,000
    22,200   Crown Cork & Seal Co., Inc. ...........           1,083,638
                                                        -----------------
                                                               2,758,638
                                                        -----------------
Electrical Equipment (1.1%):
    15,970   Grainger (W.W.), Inc. .................    $      1,495,191
                                                        -----------------
Financial Services (6.9%):
    61,400   Fannie Mae.............................           3,242,687
    52,000   Green Tree Financial Corp. ............           1,592,500
    63,562   MBNA Corp. ............................           1,688,366
    26,600   PMI Group, Inc.(b).....................           1,729,000
     6,987   SLM Holding Corp. .....................             902,196
                                                        -----------------
                                                               9,154,749
                                                        -----------------
Food & Related (3.1%):
    71,000   IBP, Inc. .............................           1,619,688
    47,400   Sara Lee Corp. ........................           2,506,275
                                                        -----------------
                                                               4,125,963
                                                        -----------------
Health Care (10.2%):
    31,300   Abbott Laboratories....................           2,034,500
    36,300   American Home Products Corp. ..........           2,536,463
    28,600   Bristol-Myers Squibb Co. ..............           2,677,675
    52,400   Schering-Plough Corp. .................           3,284,825
    59,000   SmithKline Beecham PLC, ADR............           2,927,875
                                                        -----------------
                                                              13,461,338
                                                        -----------------
Industrial Goods & Services (1.5%):
    34,000   PPG Industries, Inc. ..................           1,969,875
                                                        -----------------
Manufacturing-Consumer Goods (2.0%):
    64,900   Newell Co. ............................           2,648,731
                                                        -----------------
Medical Equipment & Supplies (1.9%):
    39,700   Allergan, Inc. ........................           1,344,838
    40,000   Bard (C.R.), Inc. .....................           1,197,500
                                                        -----------------
                                                               2,542,338
                                                        -----------------
Medical-Hospital Services (0.8%):
    35,000   Columbia/HCA Healthcare Corp. .........           1,032,500
                                                        -----------------
Oil & Gas Exploration Products & Services (2.7%):
    83,100   Dresser Industries, Inc. ..............           3,105,863
    20,100   Union Texas Petroleum Holdings, Inc. ..             438,431
                                                        -----------------
                                                               3,544,294
                                                        -----------------

                                   Continued

THE ARCH FUND, INC.
Equity Income Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997



                             Security                        Market
   Shares                   Description                      Value
-------------- --------------------------------------   -----------------
Common Stocks, continued:
Oil Companies - Integrated (2.7%):
      22,600   Amoco Corp. .........................    $      2,034,000
       1,000   Atlantic Richfield Co. ..............              81,500
      20,000   Mobil Corp. .........................           1,438,750
                                                        -----------------
                                                               3,554,250
                                                        -----------------
Paper Products (1.7%):
      42,500   Consolidated Papers, Inc. ...........           2,289,688
                                                        -----------------
Retail Stores (4.1%):
      43,900   J.C. Penney, Inc. ...................           2,820,575
      26,000   May Department Stores Co. ...........           1,397,500
      45,000   Pep Boys Manny Moe & Jack............           1,130,625
                                                        -----------------
                                                               5,348,700
                                                        -----------------
Retail Stores - Grocery (0.9%):
      27,000   Albertson's, Inc. ...................           1,198,125
                                                        -----------------
Technology (1.2%):
      25,900   Motorola, Inc. ......................           1,628,462
                                                        -----------------
Telecommunications (4.6%):
     126,000   Frontier Corp. ......................           3,087,000
      67,000   US West, Inc. .......................           3,027,562
                                                        -----------------
                                                               6,114,562
                                                        -----------------
Tire & Rubber (1.8%):
      38,000   Goodyear Tire & Rubber Co. ..........           2,306,125
                                                        -----------------
Tobacco (2.0%):
      60,000   Philip Morris Cos., Inc. ............           2,610,000
                                                        -----------------

Transportation & Shipping (1.1%):
      16,200   Burlington Northern Santa Fe.........           1,482,300
                                                        -----------------

Utilities - Gas & Electric (7.4%):
      62,000   Baltimore Gas & Electric Co. ........           1,902,625
      57,000   Central & South West Corp. ..........           1,425,000
      80,000   PacifiCorp...........................           1,865,000
      73,000   Scana Corp. .........................           2,016,625
      36,000   Union Electric Co.(b)................           1,433,250
      30,000   Western Resources, Inc.(b). .........           1,171,875
                                                        -----------------
                                                               9,814,375
                                                        -----------------

   Total Common Stocks
      (Cost $81,262,624)                                     120,773,515
                                                        -----------------
Convertible Bonds (0.7%):
Financial Services (0.7%):
$1,000,000     Southern Pacific Funding, 6.75%,
                    10/15/06........................             857,500
                                                        -----------------
   Total Convertible Bonds
      (Cost $1,010,643)                                          857,500
                                                        -----------------
Convertible Preferred Stock (1.7%):
Banking (1.7%):
      30,000   Union Planters Corp. ................           2,272,500
                                                        -----------------
   Total Convertible Preferred Stock
      (Cost $768,125)                                          2,272,500
                                                        -----------------
Real Estate Investment Trust (1.3%):
Health Care (1.1%):
      60,400   Nationwide Health Properties, Inc. ..           1,426,950
                                                        -----------------
Office Property (0.2%):
      11,000   Prentiss Properties Trust............             284,625
                                                        -----------------

   Total Real Estate Investment Trust
      (Cost $1,536,860)                                        1,711,575
                                                        -----------------
   Total Investments
      (Cost--$91,177,252)(a)(100.0%)                         132,214,090
   Assets in Excess
      of Other Liabilities (0.0%)                                 10,597
                                                        -----------------
   Total Net Assets (100.0%)                            $    132,224,687
                                                        =================

-------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
                 Unrealized appreciation ...................   $    42,113,091
                 Unrealized depreciation ...................        (1,076,253)
                                                               ----------------
                 Net unrealized appreciation ...............   $    41,036,838
                                                               ================

(b) A portion of this security was loaned as of November 30, 1997. ADR -- American Depositary Receipt
PLC -- Public Limited Company


                       See notes to financial statements

THE ARCH FUND, INC.
Equity Index Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997


   Shares
     or
 Principal                    Security                        Market
   Amount                   Description                       Value
-------------  ---------------------------------------   -----------------
Commercial Paper (0.6%):
Financial Services (0.6%):
  $184,000   Household Finance, 5.76%, 12/1/97.......    $       184,000
                                                         ----------------
   Total Commercial Paper (Cost $184,000)                        184,000
                                                         ----------------
Common Stocks (99.3%):
Aerospace/Defense (1.5%):
     4,301   Boeing Co. .............................            228,490
       258   General Dynamics Corp...................             22,349
       812   Lockheed Martin Corp....................             79,221
       286   Northrop Grumman Corp...................             32,247
     1,014   Raytheon Co. ...........................             56,721
       994   United Technologies Corp................             74,488
                                                         ----------------
                                                                 493,516
                                                         ----------------
Aircraft Engines & Engine Parts (0.3%):
     2,460   AlliedSignal............................             91,328
                                                         ----------------
Airlines (0.4%):
       397   AMR Corp(b).............................             48,111
       299   Delta Air Lines.........................             33,320
       925   Southwest Airlines Co...................             22,617
       387   US Airways Group, Inc.(b)...............             21,333
                                                         ----------------
                                                                 125,381
                                                         ----------------
Apparel/Shoes (0.6%):
       314   Fruit of the Loom(b)....................              7,320
     1,140   Gap, Inc. ..............................             61,204
       292   Liz Claiborne, Inc. ....................             14,673
     1,228   Nike, Inc. .............................             59,788
       227   Reebok International Ltd.(b)............              8,924
       156   Russell Corp. ..........................              4,768
       520   VF Corp.................................             24,018
                                                         ----------------
                                                                 180,695
                                                         ----------------
Automotive (1.9%):
     2,919   Chrysler Corp...........................            100,158
       161   Cummins Engine Co. .....................             10,364
       441   Dana Corp...............................             20,617
       255   Echlin, Inc.............................              8,080
     5,117   Ford Motor Co. .........................            220,031
     3,137   General Motors Corp. ...................            191,357
       763   Genuine Parts Co........................             24,416
       300   Navistar International Corp.(b).........              6,600
       318   PACCAR, Inc.............................             17,490
                                                         ----------------
                                                                 599,113
                                                         ----------------
Banking (6.9%):
     2,520   Banc One Corp...........................            129,465
     1,652   Bank of New York, Inc...................             88,795
     3,005   BankAmerica Corp........................            219,365
       625   BankBoston Corp. .......................             55,703
       434   Bankers Trust New York Corp.............             51,456
       852   Barnett Banks, Inc. ....................             59,960
     1,842   Chase Manhattan Corp....................            200,087
     1,992   Citicorp................................            238,915
       439   Comerica, Inc...........................             37,397
       648   Fifth Third Bancorp.....................             45,684
     1,252   First Chicago NBD Corp..................             97,969
     2,468   First Union Corp........................            120,315
       799   Huntington BancShares, Inc..............             27,166
       921   KeyCorp.................................             62,110
     2,172   MBNA Corp...............................             57,694
     1,108   Mellon Bank Corp........................             62,810
       912   National City Corp......................             60,876
     2,998   NationsBank Corp........................            180,067
       226   Republic New York Corp..................             24,578
       683   State Street Corp.......................             40,639
       911   Sun Trust Banks, Inc....................             64,681
     1,039   U.S. Bancorp............................            111,757
       725   Wachovia Corp. .........................             55,825
       378   Wells Fargo Co..........................            116,141
                                                         ----------------
                                                               2,209,455
                                                         ----------------
Beverages (3.4%):
       155   Adolph Coors Co. .......................              5,580
     2,139   Anheuser-Busch Co.......................             92,378
       282   Brown-Forman Corp.......................             14,488
    10,662   Coca-Cola Co............................            666,374
     6,595   PepsiCo, Inc............................            243,190
     1,614   Seagram Co. Ltd.........................             52,152
                                                         ----------------
                                                               1,074,162
                                                         ----------------
Building Products (0.2%):
       705   Masco Corp. ............................             33,223
       238   Owens Corning...........................              8,747


                                   Continued

THE ARCH FUND, INC.
Equity Index Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997

                             Security                         Market
  Shares                    Description                       Value
----------   ----------------------------------------    ----------------
Common Stocks, continued:
Building Products, continued:
       726   Sherwin-Williams Co.....................    $        20,736
                                                         ----------------
                                                                  62,706
                                                         ----------------
Business Services (0.7%):
     1,243   Automatic Data Processing, Inc..........             69,919
       332   Ceridian Corp.(b).......................             14,567
       337   Computer Science Corp.(b)...............             26,686
       720   Dun & Bradstreet Corp. .................             20,160
       638   Equifax, Inc. ..........................             21,772
     1,928   First Data Corp.........................             54,586
       521   Interpublic Group Cos., Inc.............             24,975
                                                         ----------------
                                                                 232,665
                                                         ----------------
Capital Equipment (0.2%):
     1,062   Illinois Tool Works, Inc................             58,211
                                                         ----------------
Chemicals (2.1%):
       456   Air Products & Chemicals, Inc. .........             34,970
     4,848   E. I. duPont de Nemours & Co............            293,606
       342   Eastman Chemical Co. ...................             20,648
       264   Ecolab, Inc. ...........................             13,464
       612   Engelhard Corp..........................             10,901
       246   Great Lakes Chemical Corp...............             11,039
       418   Hercules, Inc...........................             20,299
     2,552   Monsanto Co. ...........................            111,491
       606   Morton International Inc................             20,642
       275   Nalco Chemical Co.......................             10,673
       664   Praxair, Inc............................             29,175
       261   Rohm & Haas Co. ........................             23,996
       433   Sigma-Aldrich Corp. ....................             15,642
       520   Union Carbide Corp......................             22,945
       314   W.R. Grace & Co.........................             22,844
                                                         ----------------
                                                                 662,335
                                                         ----------------
Commercial Services (0.1%):
       845   Browning-Ferris Industries, Inc.........             30,156
       450   H & R Block.............................             18,450
                                                         ----------------
                                                                  48,606
                                                         ----------------
Computer Software (3.3%):
       300   Adobe Systems, Inc......................             12,600
     2,375   Computer Associates International, Inc.             123,622
     5,139   Microsoft, Inc.(b)......................            727,168
     1,488   Novell, Inc.(b).........................             13,764
     4,204   Oracle Corp.(b).........................            140,046
       546   Parametric Technology Corp.(b)..........             27,607
         1   Siebel Systems, Inc.(b).................                 42
                                                         ----------------
                                                               1,044,849
                                                         ----------------
Computers (5.0%):
     1,519   3Com Corp.(b)...........................             55,064
       534   Apple Computer, Inc.(b).................              9,479
       661   Cabletron Systems(b)....................             15,203
     2,885   Cisco Systems Inc.(b)...................            248,830
     3,306   Compaq Computer Corp....................            206,418
       213   Data General Corp.(b)...................              3,821
     1,405   Dell Computer Corp.(b)..................            118,283
       642   Digital Equipment Corp.(b)..............             31,619
     2,108   EMC Corp/Mass(b)........................             63,899
     4,567   Hewlett-Packard Co. ....................            278,871
     4,203   IBM Corp. ..............................            460,490
     1,035   Seagate Technology, Inc.(b).............             23,482
       745   Silicon Graphics, Inc.(b)...............              9,778
     1,603   Sun Microsystems, Inc.(b)...............             57,708
       739   Unisys Corp.(b).........................             10,577
                                                         ----------------
                                                               1,593,522
                                                         ----------------
Construction (0.3%):
       169   Armstrong World Industries, Inc.........             11,650
       118   Centex Corp. ...........................              7,478
       695   Ingersoll-Rand Co.......................             28,408
       159   Kaufman & Broad Home Corp...............              3,448
       749   PPG Industries, Inc.....................             43,395
        95   Pulte Corp..............................              3,853
                                                         ----------------
                                                                  98,232
                                                         ----------------
Consumer Goods & Services (2.0%):
       410   Black & Decker..........................             15,068
       447   Clorox Co...............................             34,698
     1,250   Colgate-Palmolive.......................             83,516
     1,745   CUC International, Inc.(b)..............             50,169
       158   Jostens, Inc............................              3,792
     5,825   Procter & Gamble Co.....................            444,519


                                   Continued

THE ARCH FUND, INC.
Equity Index Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


                              Security                        Market
  Shares                     Description                      Value
----------   ----------------------------------------    ----------------
Common Stocks, continued:
Consumer Goods & Services, continued:
       637   Rubbermaid, Inc. .......................    $        15,447
                                                         ----------------
                                                                 647,209
                                                         ----------------
Containers & Packaging (0.3%):
       426   Avery Dennison Corp.....................             17,839
       125   Ball Corp. .............................              4,813
       214   Bemis Co................................              9,015
       549   Crown Cork & Seal Co., Inc..............             26,798
       585   Owens-Illinois, Inc.(b).................             19,817
       430   Stone Container Corp.(b)................              5,375
                                                         ----------------
                                                                  83,657
                                                         ----------------
Cosmetics & Toiletries (0.9%):
       228   Alberto-Culver Co. .....................              7,111
       568   Avon Products, Inc. ....................             32,838
     2,416   Gillette Co. ...........................            223,027
       451   International Flavors & Fragrances......             21,733
                                                         ----------------
                                                                 284,709
                                                         ----------------
Diversified Operations (2.6%):
       115   Aeroquip-Vickers, Inc. .................              5,872
       695   Cognizant Corp..........................             29,798
       516   Coopers Industries, Inc.................             26,639
       984   Corning Glass...........................             41,759
       188   Crane Co................................              7,920
       967   Dow Chemical Co.........................             95,491
        83   Eastern Enterprises.....................              3,341
       340   Eaton Corp..............................             32,109
       152   FMC Corp.(b)............................             11,106
       500   ITT Corp.(b)............................             37,938
       508   ITT Industries, Inc. ...................             16,129
     1,807   Minnesota Mining & Manufacturing........            176,070
       185   National Service Industries, Inc........              8,660
       182   Raychem Corp............................             17,210
       722   Tenneco, Inc. ..........................             31,272
       701   Textron, Inc............................             41,447
     2,766   Unilever NV New York Shares.............            160,601
     3,092   Westinghouse Electric Corp. ............             92,760
       424   Whitman Corp............................             11,157
                                                         ----------------
                                                                 847,279
                                                         ----------------
Electrical & Electronic (3.9%):
       922   Amp, Inc................................             40,049
     1,926   Emerson Electric........................            105,930
    14,073   General Electric Co.....................          1,037,883
       204   General Signal Corp.....................              8,326
       217   Grainger (W.W.), Inc....................             20,317
       344   KLA-Tencor Corp.(b).....................             13,330
       451   Tandy Corp. ............................             19,393
       202   Tektronix, Inc. ........................              8,471
       242   Thomas & Betts Corp. ...................             10,981
                                                         ----------------
                                                               1,264,680
                                                         ----------------
Engineering (0.1%):
       368   Fluor Corp..............................             13,225
       166   Foster Wheeler Corp.....................              5,115
                                                         ----------------
                                                                  18,340
                                                         ----------------
Entertainment (1.8%):
       427   Brunswick Corp. ........................             14,278
       420   Harrah's Entertainment Inc.(b)..........              8,426
       343   Harris Corp. ...........................             16,271
       840   HBO & Co. ..............................             37,695
       153   King World Productions, Inc.............              8,319
       219   Meredith Corp...........................              7,638
     2,907   The Walt Disney Co. ....................            275,982
     2,422   Time Warner, Inc. ......................            141,082
     1,495   Viacom, Inc.(b).........................             52,325
                                                         ----------------
                                                                 562,016
                                                         ----------------
Environmental Services (0.2%):
       238   Safety-Kleen Corp.......................              6,605
     1,975   Waste Management, Inc...................             48,634
                                                         ----------------
                                                                  55,239
                                                         ----------------
Financial Services (5.5%):
     2,035   American Express Co. ...................            160,511
       221   Beneficial Corp. .......................             17,155
       863   CoreStates Financial Corp. .............             66,721
       455   Countrywide Credit Industries, Inc......             18,627


                                   Continued

THE ARCH FUND, INC.
Equity Index Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


                              Security                        Market
   Shares                   Description                       Value
-------------  ---------------------------------------   -----------------
Common Stocks, continued:
Financial Services, continued:
     4,560   Fannie Mae..............................    $       240,824
     2,996   Freddie Mac.............................            123,585
     1,021   Fleet Financial Group, Inc..............             67,450
       234   Golden West Financial Corp..............             20,972
       586   Green Tree Financial Corp...............             17,946
       406   H.F. Ahmanson & Co. ....................             24,157
       496   Household International.................             62,496
       756   J. P. Morgan & Co., Inc.................             86,326
       379   MBIA, Inc. .............................             23,830
     1,446   Merrill Lynch & Co......................            101,491
       482   MGIC Investment Corp....................             28,167
     2,615   Morgan Stanley Dean Witter
                Discover & Co........................            142,027
     3,224   Norwest Corp............................            120,699
     1,345   PNC Financial Corp. ....................             72,378
       408   Providian Financial Corp................             17,978
     1,121   Schwab (Charles) Corp...................             43,229
     4,892   Travelers Group, Inc. ..................            247,059
     1,055   Washington Mutual, Inc. ................             72,927
                                                         ----------------
                                                               1,776,555
                                                         ----------------
Food & Related (2.5%):
     2,428   Archer-Daniels Midland Co...............             51,899
     1,958   Campbell Soup Co........................            109,648
     2,012   ConAgra, Inc. ..........................             72,306
       612   CPC International, Inc..................             63,266
       154   Fleming Cos., Inc.......................              2,560
       685   General Mills, Inc. ....................             50,690
     1,604   H. J. Heinz Co..........................             80,300
       602   Hershey Foods...........................             36,948
     1,797   Kellogg Co. ............................             83,336
       286   Pioneer Hi-Bred International, Inc. ....             29,208
       580   Quaker Oats Co. ........................             30,740
       459   Ralston Purina Group....................             42,687
     2,090   Sara Lee Corp...........................            110,509
       248   SUPERVALU, Inc. ........................              9,750
       500   Wrigley (Wm) Jr Co. ....................             39,563
                                                         ----------------
                                                                 813,410
                                                         ----------------
Funeral Services (0.1%):
     1,063   Service Corp. International.............             38,866
                                                         ----------------
Health Care (9.1%):
     3,323   Abbott Laboratories.....................            215,995
     2,808   American Home Products Corp.............            196,209
       227   Bausch & Lomb, Inc......................              8,995
     4,266   Bristol-Myers Squibb Co. ...............            399,403
     4,758   Eli Lilly & Co. ........................            300,050
     1,686   HEALTHSOUTH Corp.(b)....................             44,258
       689   Humana, Inc.(b).........................             15,287
     5,739   Johnson & Johnson.......................            361,197
       282   Manor Care, Inc. .......................              9,941
     5,223   Merck & Co., Inc. ......................            493,899
     5,541   Pfizer, Inc. ...........................            403,107
     2,200   Pharmacia & UpJohn, Inc. ...............             74,250
     3,168   Schering-Plough Corp. ..................            198,594
       802   United Healthcare Corp..................             41,754
     1,158   Warner-Lambert Co.......................            161,975
                                                         ----------------
                                                               2,924,914
                                                         ----------------
Hotels & Lodging (0.4%):
       668   HFS, Inc.(b)............................             45,842
     1,059   Hilton Hotels Corp. ....................             32,961
       548   Marriott International, Inc.............             39,696
       753   Mirage Resorts(b).......................             17,884
                                                         ----------------
                                                                 136,383
                                                         ----------------
Household--Major Appliances (0.1%):
       409   Maytag..................................             13,216
       304   Whirlpool Corp..........................             16,663
                                                         ----------------
                                                                  29,879
                                                         ----------------
Instrumentation (0.3%):
       193   EG&G, Inc. .............................              3,788
       543   Honeywell, Inc. ........................             35,567
       365   Johnson Controls, Inc...................             16,722
       177   Millipore Corp. ........................              6,859
       481   Parker-Hannifin Corp....................             21,405
       178   Perkin-Elmer Corp. .....................             12,382
                                                         ----------------
                                                                  96,723
                                                         ----------------
Insurance (3.9%):
       641   Aetna Services, Inc. ...................             48,315


                                   Continued

THE ARCH FUND, INC.
Equity Index Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


                              Security                        Market
   Shares                   Description                       Value
-------------  ---------------------------------------   -----------------
Common Stocks, continued:
Insurance, continued:
     1,891   Allstate Corp. .........................    $       162,390
     1,060   American General Corp. .................             57,108
     3,027   American International Group, Inc. .....            305,158
       713   Aon Corp................................             37,744
       736   Chubb Corp. ............................             52,210
       307   Cigna Corp..............................             51,346
       794   Conseco Inc.............................             36,971
       336   General Re Corp. .......................             66,696
       505   Hartford Financial Services Group.......             42,294
       289   Jefferson-Pilot Corp. ..................             22,054
       426   Lincoln National Corp. .................             30,406
       495   Loews Corp..............................             52,532
       718   March & McLennan Cos., Inc. ............             53,446
       309   Progressive Corp. ......................             31,518
       590   SAFECO Corp.............................             28,836
       364   Saint Paul Companies, Inc...............             29,120
       885   SunAmerica Inc..........................             35,843
       599   Torchmark Corp..........................             24,447
       271   Transamerica Corp. .....................             29,420
       598   UNUM Corp. .............................             28,368
       472   USF&G Corp. ............................              9,529
                                                         ----------------
                                                               1,235,751
                                                         ----------------
Iron/Steel (0.2%):
       737   Alleghany Teledyne, Inc.................             18,978
       460   Armco, Inc.(b)..........................              2,444
       481   Bethlehem Steel Corp.(b)................              4,930
       200   Inland Steel............................              3,825
       383   Nucor Corp. ............................             19,150
       371   USX-US Steel Group, Inc.................             11,617
       419   Worthington Industries..................              7,594
                                                         ----------------
                                                                  68,538
                                                         ----------------
Machinery & Equipment (0.8%):
       325   Case Corp...............................             20,150
     1,639   Caterpillar, Inc........................             78,570
       163   Cincinnati Milacron, Inc. ..............              4,819
     1,070   Deere & Co..............................             58,649
       459   Dover Corp..............................             30,782
       201   Harnischfeger Industries, Inc...........              7,676
       224   McDermott International, Inc. ..........              7,056
        33   Nacco Industries, Inc...................              3,593
       249   Snap-on, Inc. ..........................             10,940
       388   Stanley Works...........................             17,096
       635   Thermo Electron(b)......................             23,376
                                                         ----------------
                                                                 262,707
                                                         ----------------
Manufacturing (0.5%):
       118   Briggs & Stratton.......................              6,033
       145   Fleetwood Enterprises...................              5,175
       674   Newell Co...............................             27,508
       539   Pall Corp. .............................             11,386
       254   Tupperware Corp.........................              6,064
     2,312   Tyco International Ltd..................             90,746
       219   Western Atlas Inc.(b)...................             15,234
                                                         ----------------
                                                                 162,146
                                                         ----------------
Medical Equipment & Supplies (1.0%):
       267   Allergan, Inc. .........................              9,045
       370   Alza Corp.(b)...........................              9,874
       233   Bard (C.R.), Inc........................              6,975
     1,190   Baxter International, Inc...............             60,244
       527   Becton Dickinson & Co...................             27,173
       467   Biomet, Inc.............................             11,150
       817   Boston Scientific Corp.(b)..............             36,918
       631   Guidant Corp. ..........................             40,542
       302   Mallinckrodt, Inc. .....................             11,174
     2,035   Medtronic, Inc..........................             97,171
       381   St. Jude Medical, Inc. .................             11,287
       311   US Surgical Corp. ......................              8,203
                                                         ----------------
                                                                 329,756
                                                         ----------------
Medical Services (0.6%):
     1,130   Amgen, Inc.(b)..........................             57,771
       456   Beverly Enterprises, Inc.(b)............              7,752
     2,817   Columbia/HCA Healthcare Corp............             83,102
        96   Shared Medical Systems Corp.............              6,144
     1,280   Tenet Healthcare Corp.(b)...............             40,560
                                                         ----------------
                                                                 195,329
                                                         ----------------
Metals & Mining (0.5%):
       974   Alcan Aluminum Ltd......................             26,237


                                   Continued

THE ARCH FUND, INC.
Equity Index Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


                              Security                        Market
   Shares                   Description                       Value
-------------  ---------------------------------------   -----------------
Common Stocks, continued:
Metals & Mining, continued:
       733   Aluminum Co. of America.................    $        49,294
       175   Asarco, Inc.............................              4,353
       406   Cyprus Amax Minerals Co.................              7,435
       839   Freeport McMoRan........................             17,567
       712   Inco Ltd................................             13,573
       265   Phelps Dodge Corp. .....................             17,556
       322   Reynolds Metals.........................             18,334
                                                         ----------------
                                                                 154,349
                                                         ----------------
Office Equipment & Supplies (0.6%):
       361   Deluxe Corp. ...........................             12,748
       575   IKON Office Solutions Inc...............             17,502
       126   John H. Harland Co. ....................              2,607
       383   Moore Corp. Ltd. .......................              5,960
       606   Pitney Bowes, Inc. .....................             50,942
     1,376   Xerox Corp..............................            106,898
                                                         ----------------
                                                                 196,657
                                                         ----------------
Oil & Gas Equipment/Services (0.4%):
       719   Baker Hughes, Inc. .....................             30,108
       743   Dresser Industries, Inc.................             27,770
     1,072   Halliburton Co..........................             57,821
                                                         ----------------
                                                                 115,699
                                                         ----------------
Oil & Gas Exploration, Production & Services (2.6%):
       243   Anadarko Petroleum Corp. ...............             15,795
       392   Apache Corp.............................             14,406
       748   Burlington Resources....................             33,286
       455   Coastal Corp............................             26,646
       198   Kerr-McGee Corp. .......................             13,130
       453   Oryx Energy Co.(b)......................             12,231
       374   Rowan Cos., Inc.(b).....................             12,716
     9,231   Royal Dutch Petroleum-NY Shares.........            486,357
     2,137   Schlumberger Ltd. ......................            175,902
       352   Sonat, Inc..............................             15,334
     1,070   Union Pacific Resources.................             26,616
                                                         ----------------
                                                                 832,419
                                                         ----------------
Oil Companies - Integrated (5.8%):
       380   Amerada Hess Corp. .....................             21,280
     2,131   Amoco Corp. ............................            191,790
       328   Ashland, Inc. ..........................    $        15,314
     1,366   Atlantic Richfield Co...................            111,329
     2,815   Chevron Corp............................            225,727
     1,339   Enron Corp..............................             51,886
    10,643   Exxon Corp. ............................            649,222
       102   Helmerich & Payne, Inc..................              7,758
     3,393   Mobil Corp. ............................            244,083
     1,443   Occidental Petroleum Corp. .............             42,839
       190   Pennzoil Co.............................             12,659
     1,125   Phillips Petroleum Co...................             54,492
       298   Sun Co., Inc. ..........................             12,050
     2,285   Texaco, Inc. ...........................            129,103
     1,048   Unocal Corp.............................             41,724
     1,224   USX-Marathon Group......................             41,922
                                                         ----------------
                                                               1,853,178
                                                         ----------------
Paper & Related Products (1.3%):
       248   Boise Cascade Corp. ....................              8,355
       415   Champion International Corp. ...........             22,228
       802   Fort James Corp. .......................             31,378
       398   Georgia Pacific Corp....................             33,979
     1,326   International Paper Co..................             62,902
     2,408   Kimberly-Clark Corp. ...................            125,367
       469   Louisiana-Pacific Corp. ................              9,468
       213   Mead Corp. .............................             13,752
       118   Potlatch Corp. .........................              5,738
       251   Temple-Inland, Inc. ....................             14,338
       284   Union Camp Corp. .......................             17,058
       441   Westvaco Corp. .........................             14,388
       835   Weyerhaeuser Co. .......................             44,098
       477   Williamette Industries, Inc. ...........             16,755
                                                         ----------------
                                                                 419,804
                                                         ----------------
Photography (0.3%):
     1,386   Eastman Kodak...........................             84,026
       186   Polaroid Corp...........................              7,905
                                                         ----------------
                                                                  91,931
                                                         ----------------
Precious Metals (0.2%):
     1,584   Barrick Gold Corp.......................             26,235
       967   Battle Mountain Gold Co. ...............              4,895
       594   Echo Bay Mines Ltd......................              1,374

                                   Continued

THE ARCH FUND, INC.
Equity Index Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


                              Security                        Market
   Shares                   Description                       Value
-------------  ---------------------------------------   -----------------
Common Stocks, continued:
Precious Metals, continued:
       624   Homestake Mining Co. ...................    $         6,552
       661   Newmont Mining Corp.....................             19,871
     1,053   Placer Dome, Inc. ......................             12,899
                                                         ----------------
                                                                  71,826
                                                         ----------------
Printing & Publishing (0.8%):
       331   American Greetings Class A..............             12,164
       395   Dow Jones & Co., Inc. ..................             19,972
     1,202   Gannett Co., Inc........................             69,791
       383   Knight-Ridder, Inc......................             19,198
       431   McGraw-Hill Cos., Inc...................             29,497
       395   New York Times Co.......................             23,453
       616   R.R. Donnelley Co. .....................             21,714
       407   Times Mirror Co. .......................             24,166
       528   Tribune Co. ............................             29,766
                                                         ----------------
                                                                 249,721
                                                         ----------------
Restaurants (0.6%):
       653   Darden Restaurants, Inc. ...............              7,754
     2,975   McDonald's Corp.........................            144,288
       654   Tricon Global Restaurants, Inc.(b)......             22,113
       553   Wendy's International, Inc. ............             11,613
                                                         ----------------
                                                                 185,768
                                                         ----------------
Retail General Merchandise (0.1%):
       899   Federated Department Stores(b)..........             40,961
                                                         -----------------
Retail Stores (4.4%):
     1,050   Albertson's, Inc........................             46,594
     1,165   American Stores Co......................             23,082
       639   AutoZone, Inc.(b).......................             19,170
       455   Charming Shoppes(b).....................              2,232
       425   Circuit City Stores, Inc................             13,945
       732   CVS Corp................................             48,587
       961   Dayton Hudson Corp......................             63,846
       464   Dillard Department Stores...............             16,965
       245   Giant Food, Inc. .......................              8,269
       156   Great Atlantic & Pacific Tea Co.........              4,817
       290   Harcourt General, Inc...................             15,878
     3,155   Home Depot, Inc.........................            176,483
     1,059   J.C. Penney, Inc........................             68,041
     2,103   KMart Corp.(b)..........................             26,419
     1,080   Kroger Co.(b)...........................             37,193
     1,157   Limited, Inc. ..........................             27,840
       159   Longs Drug Stores, Inc..................              4,651
       732   Lowe's Cos..............................             33,626
     1,025   May Department Stores Co................             55,094
       150   Mercantile Stores Co., Inc. ............              9,694
       328   Nordstrom, Inc..........................             19,352
       272   Pep Boys-Manny Moe & Jack...............              6,834
       526   Rite-Aid Corp. .........................             34,585
     1,699   Sears, Roebuck & Co. ...................             77,835
       684   TJX Cos., Inc. .........................             23,598
     1,211   Toys 'R' Us, Inc.(b)....................             41,325
     9,743   Wal-Mart Stores, Inc. ..................            389,110
     2,135   Walgreen Co. ...........................             68,720
       638   Winn-Dixie Stores, Inc. ................             25,799
       572   Woolworth Corp.(b)......................             12,370
                                                         ----------------
                                                               1,401,954
                                                         ----------------
Semiconductors (2.5%):
       608   Advanced Micro Devices(b)...............             13,262
     1,553   Applied Materials, Inc.(b)..............             51,249
     7,027   Intel Corp. ............................            545,470
       599   LSI Logic Corp.(b)......................             13,927
       931   Micron Technology, Inc. (b).............             23,159
       620   National Semiconductor Corp.(b).........             20,538
       894   Rockwell International Corp. ...........             43,583
     1,606   Texas Instruments, Inc. ................             79,096
                                                         ----------------
                                                                 790,284
                                                         ----------------
Technology (0.5%):
       195   Autodesk, Inc...........................              7,495
     2,571   Motorola, Inc...........................            161,652
                                                         ----------------
                                                                 169,147
                                                         ----------------
Telecommunications (3.3%):
     2,173   AirTouch Communication, Inc.(b).........             85,290
       371   Andrew Corp.(b).........................              9,832
       931   Bay Networks, Inc.(b)...................             27,988
       415   Clear Channel Communications, Inc.(b)...             28,116
     1,483   Comcast Corp. ..........................             41,524
       504   DSC Communications Corp.(b).............             11,372
       694   Frontier Corp. .........................             17,003

                                   Continued

THE ARCH FUND, INC.
Equity Index Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


                              Security                        Market
   Shares                   Description                       Value
-------------  ---------------------------------------   -----------------
Common Stocks, continued:
Telecommunications, continued:
     2,781   Lucent Technologies, Inc................    $       222,828
     2,972   MCI Communications......................            130,582
       634   NextLevel Systems, Inc.(b)..............              8,401
     1,105   Northern Telecom Ltd....................             99,243
       341   Scientific-Atlanta, Inc.................              6,820
     2,203   Tele-Communications - TCI Class A(b)....             50,462
       757   Tellabs, Inc............................             39,364
     2,083   US West Communications Group............             94,126
     2,626   U.S. West Media Group(b)................             69,753
     3,935   WorldCom, Inc.(b).......................            125,920
                                                         ----------------
                                                               1,068,624
                                                         ----------------
Textile Products (0.0%):
        82   Springs Industries, Inc. ...............              4,136
                                                         -----------------
Tire & Rubber (0.3%):
       219   B. F. Goodrich Co.......................              9,746
       336   Cooper Tire & Rubber....................              7,518
       660   Goodyear Tire & Rubber Co. .............             40,054
       519   TRW, Inc. ..............................             29,453
                                                         ----------------
                                                                  86,771
                                                         ----------------
Tobacco (1.6%):
       720   Fortune Brands, Inc. ...................             26,055
    10,428   Philip Morris Cos., Inc.................            453,617
       785   UST, Inc. ..............................             24,237
                                                         ----------------
                                                                 503,909
                                                         ----------------
Toys (0.2%):
       528   Hasbro, Inc. ...........................             15,345
     1,230   Mattel, Inc. ...........................             49,277
                                                         ----------------
                                                                  64,622
                                                         ----------------
Transportation & Shipping (0.9%):
       650   Burlington Northern Santa Fe............             59,475
       961   CSX Corp................................             50,272
       491   Federal Express Corp.(b)................             32,928
     1,432   Laidlaw, Inc............................             18,616
     1,608   Norfolk Southern Corp...................             51,155
       256   Timken Co...............................              9,072
     1,050   Union Pacific Corp......................             63,000
                                                         ----------------
                                                                 284,518
                                                         ----------------
Trucking & Leasing (0.1%):
       160   Caliber System, Inc.....................              8,550
       335   Ryder Systems, Inc......................             12,165
                                                         ----------------
                                                                  20,715
                                                         ----------------
Utilities - Gas & Electric (2.9%):
       790   American Electric Power, Inc. ..........             39,154
       628   Baltimore Gas & Electric................             19,272
       643   Carolina Power & Light..................             24,032
       911   Central & South West Corp. .............             22,775
       669   CINergy Corp. ..........................             23,833
       225   Columbia Gas System, Inc. ..............             16,369
     1,035   Consolidated Edison Co. of New York,
                Inc. ................................             39,071
       412   Consolidated Natural Gas Co. ...........             24,875
       786   Dominion Resources Inc/VA...............             30,556
       618   DTE Energy Co. .........................             20,278
     1,567   Duke Power Co. .........................             81,484
     1,694   Edison International....................             45,420
     1,018   Entergy Corp. ..........................             26,468
     1,000   FirstEnergy Corp.(b)....................             27,000
       772   FPL Group, Inc. ........................             43,184
       517   GPU, Inc. ..............................             20,422
     1,302   Houston Industries Inc. ................             30,841
       615   Niagara Mohawk Power Corp.(b)...........              5,881
       203   NICOR, Inc. ............................              8,171
       282   Northern States Power Co. ..............             15,475
       112   Oneok Inc. .............................              4,186
       347   Pacific Enterprises.....................             12,275
     1,253   PacifiCorp. ............................             29,211
       934   Peco Energy Co. ........................             22,708
       143   People's Energy Corp. ..................              5,237
     1,909   PG & E Corp. ...........................             53,929
       688   PP & L Resources, Inc. .................             16,168
       974   Public Service Enterprise Group, Inc....             28,429
     2,951   Southern Co. ...........................             70,824

                                   Continued

THE ARCH FUND, INC.
Equity Index Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


                              Security                        Market
   Shares                   Description                       Value
-------------  ---------------------------------------   -----------------
Common Stocks, continued:
Utilities - Gas & Electric, continued:
     1,030   Texas Utilities Co. ....................    $        41,200
       956   Unicom Corp.............................             27,844
       442   Union Electric Co. .....................             17,597
       666   Williams Cos., Inc. ....................             35,589
                                                         ----------------
                                                                 929,758
                                                         ----------------
Utilities--Telephone (5.4%):
       790   Alltel Corp. ...........................             31,403
     2,369   Ameritech Corp. ........................            182,561
     6,992   AT&T Corp. .............................            390,677
     3,343   Bell Atlantic Corp. ....................            298,362
     4,248   BellSouth Corp. ........................            232,577
     4,103   GTE Corp. ..............................            207,458
     3,920   SBC Communications, Inc. ...............            285,424
     1,833   Sprint Corp. ...........................            107,345
                                                         ----------------
                                                               1,735,807
                                                         ----------------

Wholesale Distribution (0.3%):
       450   Cardinal Health, Inc. ..................    $        34,088
       907   Costo Companies, Inc.(b)................             40,191
       746   Sysco Corp. ............................             33,244
                                                         ----------------
                                                                 107,523
                                                         ----------------
   Total Common Stocks (Cost $26,942,890)                     31,788,943
                                                         ----------------
   Total Investments (Cost--$27,126,890)(a) (99.9%)           31,972,943
   Other Assets in
      Excess of Liabilities (0.1%)                                27,605
                                                         ----------------
   Total Net Assets (100.0%)                             $    32,000,548
                                                         ================

-------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $861. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

           Unrealized appreciation ..........................   $   5,246,119
           Unrealized depreciation ..........................        (400,927)
                                                                --------------
           Net unrealized appreciation ......................   $   4,845,192
                                                                ==============

(b)  Represents non-income producing securities.

                       See notes to financial statements

THE ARCH FUND, INC.
Growth Equity Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997


     Shares
       or
    Principal                      Security                     Market
     Amount                       Description                   Value
   -----------      --------------------------------------   -----------
Commercial Paper (4.7%):
Financial Services (4.7%):
$3,134,000    Household Finance, 5.76%, 12/1/97.....         $  3,134,000
                                                             ------------
   Total Commercial Paper
      (Cost $3,134,000)                                         3,134,000
                                                             ------------
Common Stocks (95.3%):
Banking (12.4%):
    34,000    BankAmerica Corp. ....................            2,482,000
    13,000    Citicorp..............................            1,559,187
    78,000    MBNA Corp. ...........................            2,071,875
    25,000    NationsBank Corp. ....................            1,501,562
    20,000    Norwest Corp. ........................              748,750
                                                             ------------
                                                                8,363,374
                                                             ------------
Beverages (1.4%):
    25,000    PepsiCo, Inc. ........................              921,875
                                                             ------------
Business Services (2.9%):
    22,000    Automatic Data Processing, Inc. ......            1,237,500
    25,000    First Data Corp. .....................              707,813
                                                             ------------
                                                                1,945,313
                                                             ------------
Capital Equipment (2.8%):
    34,000    Illinois Tool Works, Inc. ............            1,863,625
                                                             ------------
Computer Software (6.1%):
    30,000    Computer Associates
                 International, Inc. ...............            1,561,875
    25,000    McAfee Associates, Inc.(b)............            1,143,750
    10,000    Microsoft, Inc.(b)....................            1,415,000
                                                             ------------
                                                                4,120,625
                                                             ------------
Computers (2.5%):
     7,500    Compaq Computer Corp. ................              468,281
    10,000    EMC Corp.(b)..........................              303,125
    15,000    Hewlett Packard Co. ..................              915,938
                                                             ------------
                                                                1,687,344
                                                             ------------
Containers & Packaging (2.6%):
    14,000    Avery Dennison Corp. .................              586,250
    40,000    CUC International Inc.(b).............            1,150,000
                                                             ------------
                                                                1,736,250
                                                             ------------

                                 Security                       Market
       Shares                  Description                      Value
------------------  -------------------------------------    ------------
Common Stocks, continued:
Electrical & Electronic (3.5%):
    32,000    General Electric Co. ...............           $  2,360,000
                                                             ------------
Financial Services (12.4%):
    22,000    Fannie Mae..........................              1,161,875
    46,000    Freddie Mac.........................              1,897,500
    44,000    Green Tree Financial Corp. .........              1,347,500
    15,000    Household International, Inc. ......              1,890,000
    40,500    Travelers Group, Inc. ..............              2,045,250
                                                             ------------
                                                                8,342,125
                                                             ------------
Food Products & Services (2.4%):
    25,000    Kroger Co.(b).......................                860,938
    12,000    Safeway, Inc.(b)....................                729,000
                                                             ------------
                                                                1,589,938
                                                             ------------
Health Care (16.5%):
    25,000    Abbott Laboratories.................              1,625,000
    15,000    Bristol-Myers Squibb Co. ...........              1,404,375
    15,000    Eli Lilly & Co. ....................                945,938
    14,000    Merck & Co., Inc. ..................              1,323,875
    25,000    Pfizer, Inc. .......................              1,818,750
    42,000    Schering-Plough Corp. ..............              2,632,875
    27,000    SmithKline Beecham PLC, ADR.........              1,339,875
                                                             ------------
                                                               11,090,688
                                                             ------------
Industrial Goods & Services (0.7%):
    15,000    U.S. Filter Corp.(b)................                470,625
                                                             ------------
Insurance--Property & Casualty (1.4%):
     9,000    American International Group, Inc.                  907,312
                                                             ------------
Medical Equipment & Supplies (2.8%):
    40,000    Medtronic, Inc. ....................              1,910,000
                                                             ------------
Medical Services (1.9%):
    25,000    Amgen, Inc.(b)......................              1,278,125
                                                             ------------
Oil & Gas Equipment/Services (1.4%):
    25,000    Dresser Industries, Inc. ...........                934,375
                                                             ------------

                                   Continued

THE ARCH FUND, INC.
Growth Equity Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997



                                  Security                      Market
     Shares                     Description                     Value
------------------  ---------------------------------------  -----------
Common Stocks, continued:
Oil Field Services (2.4%):
    30,000    Halliburton Co. ......................   $        1,618,125
                                                             ------------
Restaurants (0.1%):
     2,500    Tricon Global Restaurants, Inc.(b)....               84,531
                                                             ------------
Retail Stores (5.1%):
     7,000    Dayton Hudson Corp. ..................              465,063
    12,500    Dollar General Corp. .................              470,313
    20,000    Home Depot Inc. ......................            1,118,750
    35,000    Wal-Mart Stores, Inc. ................            1,397,812
                                                             ------------
                                                                3,451,938
                                                             ------------
Semiconductors (3.5%):
    30,000    Intel Corp. ..........................            2,328,750
                                                             ------------
Telecommunications (3.6%):
    15,000    Lucent Technologies, Inc. ............   $        1,201,875
    24,000    Tellabs, Inc.(b)......................            1,248,000
                                                             ------------
                                                                2,449,875
                                                             ------------
Tobacco (3.3%):
    51,000    Philip Morris Cos., Inc. .............            2,218,500
                                                             ------------
Trucking & Leasing (1.6%):
    40,000    Republic Industries, Inc.(b)..........            1,067,500
                                                             ------------
Wholesale Distribution (2.0%):
    30,000    Sysco Corp. ..........................            1,336,875
                                                             ------------

   Total Common Stocks (Cost $42,793,466)                      64,077,688
                                                             ------------
   Total Investments
      (Cost--$45,927,466)(a) (100.0%)                          67,211,688
   Other Assets in
      Excess of Liabilities (0.0%)                                 41,321
                                                             ------------
   Total Net Assets (100.0%)                                 $ 67,253,009
                                                             ============

----------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
           Unrealized appreciation ...........................   $   21,712,618
           Unrealized depreciation ...........................         (428,396)
                                                                 --------------
           Net unrealized appreciation .......................   $   21,284,222
                                                                 ==============

(b) Represents non-income producing securities.

ADR -- American Depositary Receipt
PLC -- Public Limited Company

                       See notes to financial statements

THE ARCH FUND, INC.
Balanced Portfolio


                        Schedule of Portfolio Investments
                                November 30, 1997


    Shares
      or
  Principal                   Security                       Market
    Amount                   Description                     Value
---------------  ------------------------------------   -----------------
Commercial Paper (9.2%):
Financial Services (4.4%):
$5,596,000       Household Finance, 5.76%, 12/1/97..    $      5,596,000

Oil & Gas Exploration Production & Services (4.8%):
 6,000,000       Petrofina, 5.57%, 12/4/97..........           5,997,215
                                                        -----------------
   Total Commercial Paper
      (Cost $11,593,215)                                      11,593,215
                                                        -----------------
Common Stocks (57.1%):
Automotive (0.6%):
        22,000   Echlin, Inc........................             697,125
                                                        -----------------
Banking (4.4%):
        31,376   Banc One Corp. ....................           1,611,942
        13,000   Chase Manhattan Corp. .............           1,412,125
        15,600   Crestar Financial Corp. ...........             801,450
        28,324   First Union Corp. .................           1,380,795
         7,200   Southtrust Corp. ..................             392,400
                                                        -----------------
                                                               5,598,712
                                                        -----------------
Beverages (1.1%):
        36,200   PepsiCo, Inc. .....................           1,334,875
                                                        -----------------
Building Products (1.1%):
        49,650   Sherwin-Williams Co. ..............           1,418,128
                                                        -----------------
Business Services (2.1%):
        28,856   Automatic Data Processing, Inc. ...           1,623,150
        38,200   First Data Corp. ..................           1,081,538
                                                        -----------------
                                                               2,704,688
                                                        -----------------
Chemicals (3.9%):
        15,700   Ecolab, Inc. ......................             800,700
        32,300   Millipore Corp. ...................           1,251,625
        28,300   Praxair, Inc. .....................           1,243,431
        73,000   Solutia, Inc. .....................           1,665,313
                                                        -----------------
                                                               4,961,069
                                                        -----------------
Computer Software (3.9%):
        37,500   Computer Associates International,
                    Inc. ...........................           1,952,344
        15,500   McAfee Associates, Inc.(b).........             709,125
         6,400   Microsoft Corp.(b).................             905,600
        40,500   Oracle Corp.(b)(c).................           1,349,156
                                                        -----------------
                                                               4,916,225
                                                        -----------------
Consumer Goods & Services (1.0%):
        45,000   CUC International, Inc.(b).........           1,293,750
                                                        -----------------
Containers & Packaging (2.0%):
        34,252   Avery Dennison Corp. ..............           1,434,303
        23,700   Crown Cork & Seal Co., Inc. .......           1,156,856
                                                        -----------------
                                                               2,591,159
                                                        -----------------
Cosmetics (0.6%):
        15,000   Estee Lauder Cos., Class A.........             803,438
                                                        -----------------
Electrical Equipment (2.5%):
        21,880   General Electric Co. ..............           1,613,650
        16,300   Grainger (W.W.), Inc. .............           1,526,088
                                                        -----------------
                                                               3,139,738
                                                        -----------------
Financial Services (2.6%):
        41,200   Green Tree Financial Corp. ........           1,261,750
        10,889   SLM Holding Corp. .................           1,406,042
        28,000   United Cos. Financial Corp.(c) ....             607,250
                                                        -----------------
                                                               3,275,042
                                                        -----------------
Food & Related (1.1%):
        62,000   IBP, Inc. .........................           1,414,375
                                                        -----------------
Health Care (7.0%):
        18,700   American Home Products Corp. ......           1,306,663
        16,940   Bristol Myers Squibb Co. ..........           1,586,008
        19,200   Eli Lilly & Co. ...................           1,210,800
        14,500   Merck & Co., Inc. .................           1,371,156
        29,644   Schering-Plough Corp. .............           1,858,308
        30,726   SmithKline Beecham PLC, ADR........           1,524,778
                                                        -----------------
                                                               8,857,713
                                                        -----------------
Insurance (1.2%):
        22,377   PMI Group, Inc.(c) ................           1,454,505
                                                        -----------------
Manufacturing-Consumer Goods (1.1%):
        35,000   Newell Co. ........................           1,428,438
                                                        -----------------
Medical Equipment & Supplies (1.1%):
        23,000   Allergan, Inc. ....................             779,125
        20,400   Bard (C.R.), Inc. .................             610,725
                                                        -----------------
                                                               1,389,850
                                                        -----------------

                                   Continued

THE ARCH FUND, INC.
Balanced Portfolio


                        Schedule of Portfolio Investments
                                November 30, 1997


                             Security                       Market
   Shares                   Description                      Value
--------------  ------------------------------------   ------------------
Common Stocks, continued:
Medical-Hospital Services (0.8%):
        32,000   Columbia/HCA Healthcare Corp.......    $        944,000
                                                        -----------------
Metals & Mining (0.5%):
        15,000   UCAR International, Inc.(b)........             599,063
                                                        -----------------
Oil & Gas Exploration, Production & Services (3.4%):
        40,000   Dresser Industries, Inc. ..........           1,495,000
        62,900   Union Texas Petroleum Holdings,
                    Inc. ...........................           1,372,006
        36,800   Vastar Resources...................           1,430,600
                                                        -----------------
                                                               4,297,606
                                                        -----------------
Paper & Related (0.6%):
        11,000   Mead Corp. ........................             710,188
                                                        -----------------
Restaurants (0.7%):
        26,245   Tricon Global Restaurants, Inc.(b).             887,409
                                                        -----------------
Retail Stores (3.2%):
        22,750   Consolidated Stores(b).............           1,106,219
        25,000   J.C. Penney, Inc. .................           1,606,250
        53,000   Pep Boys Manny Moe & Jack..........           1,331,625
                                                        -----------------
                                                               4,044,094
                                                        -----------------
Retail Stores - Discount (1.3%):
        40,193   Wal-Mart Stores, Inc. .............           1,605,208
                                                        -----------------
Retail Stores - Grocery (0.7%):
        18,250   Albertson's, Inc. .................             809,844
                                                        -----------------
Technology (1.0%):
        21,000   Motorola, Inc. ....................           1,320,375
                                                        -----------------
Telecommunications (1.8%):
        34,500   Frontier Corp......................             845,250
        28,277   Tellabs, Inc.(b)...................           1,470,404
                                                        -----------------
                                                               2,315,654
                                                        -----------------
Tobacco (1.1%):
        32,800   Philip Morris Cos., Inc. ..........           1,426,800
                                                        -----------------
Transportation & Shipping (1.1%):
        15,300   Burlington Northern Santa Fe.......           1,399,950
                                                        -----------------
Trucking & Leasing (0.6%):
        30,000   Republic Industries, Inc.(b).......             781,875
                                                        -----------------
Utilities - Gas & Electric (1.7%):
        39,500   Baltimore Gas & Electric...........           1,212,156
        35,500   Central & South West Corp..........             887,500
                                                        -----------------
                                                               2,099,656
                                                        -----------------
Wholesale Distribution (1.3%):
        35,669   Sysco Corp. .......................           1,589,500
                                                        -----------------

   Total Common Stocks
      (Cost $56,237,262)                                      72,110,052
                                                        -----------------
Corporate Bonds (0.9%):
Brokerage (0.9%):
$    1,100,000   Merrill Lynch & Co., Inc., Series
                    B, 7.15%, 7/30/12...............           1,135,750
                                                        -----------------
   Total Corporate Bonds
      (Cost $1,100,000)                                        1,135,750
                                                        -----------------
Medium Term Notes (2.4%):
Automotive (0.8%):
     1,000,000   General Motors Acceptance Corp.,
                    6.60%, 1/17/01..................           1,010,000
                                                        -----------------
Finance (1.6%):
     2,000,000   Federal Home Loan Bank, 5.35%,
                    2/7/01..........................           1,964,340
                                                        -----------------
   Total Medium Term Notes
      (Cost $2,792,693)                                        2,974,340
                                                        -----------------
U.S. Government Agencies (11.1%):
Federal Home Loan Mortgage Corp.(2.0%):
        23,896   9.50%, 2/1/98, Pool #N99054........              24,688
       130,230   7.00%, 3/1/98, Pool #M19097........             132,020
       254,059   6.00%, 4/1/98, Pool #M17829........             252,550
        68,951   6.50%, 4/1/98, Pool #M90173........              69,317
       326,947   6.50%, 4/1/98, Pool #M17834........             328,683

                                   Continued

THE ARCH FUND, INC.
Balanced Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997



  Principal                   Security                       Market
   Amount                    Description                     Value
---------------  ------------------------------------   -----------------
U.S. Government Agencies, continued:
Federal Home Loan Mortgage Corp., continued
$       80,725   7.00%, 4/1/98, Pool #690033........    $         81,835
       503,534   6.50%, 4/1/08, Pool #E00225........             502,431
       240,977   7.00%, 4/1/08, Pool #E46044........             243,912
       219,562   7.00%, 4/1/08, Pool #E46076........             222,236
       690,369   6.50%, 1/1/09, Pool #E55696........             688,857
                                                        -----------------
                                                               2,546,529
                                                        -----------------
Government National Mortgage Assoc. (9.1%):
       353,572   7.00%, 7/15/09, Pool #364246.......             358,763
       440,739   6.50%, 10/20/10, Pool  #2108.......             438,394
     2,036,702   6.50%, 7/15/11, Pool #436630.......           2,041,142
        11,273   8.50%, 6/15/17, Pool #217380.......              11,802
       402,211   8.00%, 7/15/22, Pool #328848.......             416,289
       251,241   7.00%, 11/15/22, Pool #337961......             252,183
       343,538   7.00%, 11/15/22, Pool #341287......             344,826
       589,513   7.50%, 3/15/23, Pool #331533.......             601,669
         6,595   8.50%, 3/15/23, Pool #350083.......               6,904
       321,524   7.50%, 4/15/23, Pool #343195.......             328,154
       550,574   8.50%, 8/15/24, Pool #365113.......             576,380
       503,527   8.50%, 9/15/24, Pool #353354.......             527,127
       134,724   8.50%, 9/15/24, Pool #375056.......             141,039
       131,322   8.50%, 1/15/25, Pool #400165.......             137,477
       101,491   8.50%, 2/15/25, Pool #406286.......             106,248
       370,618   8.50%, 3/15/25, Pool #384593.......             387,989
       161,609   8.50%, 4/15/25, Pool #346295.......             169,184
       334,575   8.00%, 8/15/25, Pool #389312.......             346,285
        23,158   7.50%, 9/15/25, Pool #394485.......              23,635
        23,630   7.50%, 10/15/25, Pool #384783......              24,118
        32,720   7.50%, 10/15/25, Pool #400096......              33,395
       872,088   7.50%, 10/15/25, Pool #409725......             890,070
        25,307   7.50%, 10/15/25, Pool #416975......              25,829
       894,659   7.50%, 10/15/25, Pool #246633......             913,107
       143,622   6.50%, 1/15/26, Pool #385123.......             141,421
       668,803   6.50%, 1/15/26, Pool #417525.......             658,557
        23,794   6.50%, 3/15/26, Pool #417294.......              23,430
       484,899   6.50%, 4/15/26, Pool #408279.......             477,471
       476,755   6.50%, 4/15/26, Pool #421399.......             469,451
       468,372   6.50%, 4/15/26, Pool #422323.......             461,196
       182,396   6.50%, 5/15/26, Pool #430798.......             179,602
                                                        -----------------
                                                              11,513,137
                                                        -----------------
   Total U.S. Government Agencies
      (Cost $12,393,821)                                      14,059,666
                                                        -----------------
U.S. Treasury Bonds (7.8%):
       300,000   10.75%, 8/15/05(c).................             388,779
     2,750,000   12.00%, 8/15/13(c).................           4,030,619
     1,000,000   8.13%, 5/15/21.....................           1,246,420
     1,000,000   8.13%, 8/15/21.....................           1,247,520
     1,200,000   8.00%, 11/15/21(c).................           1,478,064

                                   Continued

THE ARCH FUND, INC.
Balanced Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997



  Principal                   Security                       Market
    Amount                   Description                     Value
---------------  ------------------------------------   -----------------
U.S. Treasury Bonds, continued:
$    1,500,000   6.25%, 8/15/23(c)..................    $      1,526,865
                                                        -----------------
   Total U.S. Treasury Bonds
      (Cost $9,408,690)                                        9,918,267
                                                        -----------------
U.S. Treasury Notes (11.8%):
     2,000,000   5.00%, 2/15/99(c)..................           1,983,020
     3,000,000   5.88%, 2/28/99(c)..................           3,005,159
     3,000,000   7.50%, 5/15/02(c)..................           3,192,749
     3,000,000   6.38%, 8/15/02(c)..................           3,064,829
     1,000,000   6.25%, 2/15/03(c)..................           1,017,610
     2,500,000   7.00%, 7/15/06(c)..................           2,681,775
                                                        -----------------
   Total U.S. Treasury Notes
      (Cost $14,681,719)                                      14,945,142
                                                        -----------------
Investment Companies (0.4%):
       500,000   Cash Assets Trust Money Market Fund             500,000
                                                        -----------------
   Total Investment Companies
      (Cost $500,000)                                            500,000
                                                        -----------------
   Total Investments
      (Cost--$108,707,400)(a) (100.7%)                       127,236,430
   Liabilities in Excess
      of Other Assets (-0.7%)                                   (837,053)
                                                        -----------------
   Total Net Assets (100.0%)                            $    126,399,377
                                                        =================

-------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $47,426. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation ......................   $    19,994,961
        Unrealized depreciation ......................        (1,513,357)
                                                         ----------------
        Net unrealized appreciation ..................   $    18,481,604
                                                         ================

(b)  Represents non-income producing securities.

(c)  A portion of this security was loaned as of November 30, 1997.

ADR -- American Depositary Receipt

PLC -- Public Limited Company

                       See notes to financial statements

THE ARCH FUND, INC.
Government & Corporate Bond Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997



  Principal                   Security                       Market
    Amount                   Description                     Value
---------------  ------------------------------------   -----------------
Corporate Bonds (3.9%):
Automotive (2.1%):
$    3,000,000   Ford Motor Credit Co., Global
                    Bond, 6.50%, 2/28/02(b).........    $      3,018,750
     1,000,000   General Motors Acceptance Corp.,
                    6.85%, 4/17/01, MTN.............           1,017,500
                                                        -----------------
                                                               4,036,250
                                                        -----------------
Banking (0.5%):
       500,000   BankAmerica Corp., 7.50%,
                    10/15/02........................             522,500
       500,000   MBNA Corp., 6.88%, 10/1/99 ........             505,625
                                                        -----------------
                                                               1,028,125
                                                        -----------------
Governments (Foreign) (0.3%):
       500,000   Province of Ontario, Global Bond,
                    7.38%, 1/27/03..................             525,000
                                                        -----------------
Industrial Goods & Services (0.8%):
       500,000   Rockwell International, 6.75%,
                    9/15/02 ........................             509,375
     1,000,000   WMX Technologies, Inc., 7.13%,
                    6/15/01 ........................           1,015,000
                                                        -----------------
                                                               1,524,375
                                                        -----------------
Telecommunications (0.2%):
       500,000   United Telephone - Florida, 7.25%,
                    12/15/04........................             523,125
                                                        -----------------
   Total Corporate Bonds
      (Cost $7,450,175)                                        7,636,875
                                                        -----------------

U.S. Government Agencies (42.0%):
Federal Home Loan Bank (0.3%):
       500,000   6.32%, 2/1/00 .....................             504,760
                                                        -----------------
Federal Home Loan Mortgage Corp. (10.1%):
     1,164,487   6.50%, 2/1/98, Gold Pool #M90166 ..           1,170,670
       721,074   6.50%, 3/1/98, Gold Pool #M17556 ..             724,903
        46,566   8.50%, 5/1/01, Pool
                    #200034 ........................              48,123
$      101,908   8.50%, 11/1/01, Pool #200058 ......    $        104,933
        83,396   8.00%, 3/1/02, Pool
                    #215507 ........................              85,507
        18,733   8.00%, 3/1/02, Pool
                    #215727 ........................              19,207
       108,539   7.50%, 4/1/02, Pool
                    #200070 ........................             110,336
        44,390   8.00%, 5/1/02, Pool
                    #216910 ........................              45,513
         4,581   8.00%, 6/1/02, Pool
                    #217366 ........................               4,697
       245,519   8.00%, 6/1/02, Pool
                    #218101 ........................             251,734
        54,910   8.00%, 6/1/02, Pool
                    #218582 ........................              56,300
        13,175   8.00%, 6/1/02, Pool
                    #219187 ........................              13,509
        25,133   8.00%, 7/1/02, Pool
                    #217891 ........................              25,769
       150,950   8.00%, 7/1/02, Pool
                    #501214 ........................             154,771
        94,171   8.50%, 3/1/05, Pool
                    #380084 ........................              96,966
         8,400   8.50%, 4/1/05, Pool
                    #380085 ........................               8,649
     1,000,000   7.46%, 8/3/05, Callable 8/3/98 @
                    100.............................           1,004,610
        52,328   8.50%, 9/1/05, Pool
                    #503592 ........................              53,881
        34,793   8.50%, 4/1/06, Gold Pool #E00025 ..              36,162
       564,897   6.00%, 2/1/11, Gold Pool #E62600 ..             553,418
     1,144,002   7.00%, 7/1/11, Gold Pool #E20252 ..           1,157,936
       884,116   6.00%, 8/1/11, Gold Pool #E20268 ..             866,151

                                   Continued

THE ARCH FUND, INC.
Government & Corporate Bond Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997



  Principal                   Security                       Market
    Amount                   Description                     Value
---------------  ------------------------------------   -----------------
U.S. Government Agencies, continued:
Federal Home Loan Mortgage Corp., continued:
$      947,453   6.50%, 1/1/12, Gold Pool #E00465 ..    $        945,378
     2,656,386   6.00%, 2/1/12, Gold Pool #E00472 ..           2,602,408
       486,990   6.50%, 6/1/12, Gold Pool #E67059 ..             485,923
     2,095,793   8.00%, 1/1/23, Gold Pool #C00225 ..           2,166,525
       516,658   8.00%, 1/1/23, Gold Pool #D29451 ..             534,095
     3,645,729   6.00%, 12/1/25, Gold Pool #G00427 .           3,496,473
     2,994,658   6.00%, 9/1/27, Gold Pool #C00565 ..           2,872,056
                                                        -----------------
                                                              19,696,603
                                                        -----------------
Federal National Mortgage Assoc. (16.1%):
     1,209,099   6.00%, 11/1/00, Pool #190070 ......           1,192,474
     1,000,000   7.55%, 6/10/04, Callable 6/10/99
                    @ 100...........................           1,024,700
     4,628,651   6.00%, 5/1/11, Pool
                    #345652 ........................           4,530,292
     4,351,691   7.00%, 7/1/11, Pool
                    #351021 ........................           4,400,648
       895,564   6.50%, 12/1/11, Pool #367178 ......             892,761
     3,757,106   6.50%, 12/1/11, Pool #367838 ......           3,745,346
       965,276   6.00%, 1/1/12, Pool  #366788 ......             944,764
       730,455   6.50%, 7/1/12, Pool
                    #370716 ........................             728,168
       976,920   6.50%, 7/1/12, Pool
                    #393667 ........................             973,862
       982,354   6.50%, 8/1/12, Pool
                    #251165 ........................             979,279
     2,886,192   8.00%, 7/1/24, Pool
                    #190264 ........................           2,986,286
     2,896,595   6.00%, 2/1/26, Pool
                    #336918 ........................           2,776,184
     2,009,750   6.50%, 8/1/27, Pool
                    #395219 ........................           1,971,424
     2,005,887   6.50%, 8/1/27, Pool
                    #397372 ........................           1,967,635
     2,409,702   6.50%, 9/1/27, Pool
                    #399040 ........................           2,363,749
                                                        -----------------
                                                              31,477,572
                                                        -----------------

Government National Mortgage Assoc. (15.5%):
        14,636   9.50%, 2/15/01, Pool #149206 ......              15,523
       143,672   8.00%, 1/15/02, Pool #188653 ......             149,105
        32,930   8.00%, 3/15/02, Pool #199167 ......              34,175
       165,245   8.00%, 3/15/02, Pool #201708 ......             171,493
       148,315   8.00%, 4/15/02, Pool #180980 ......             153,923
       122,985   8.00%, 7/15/02, Pool #209779 ......             127,635
        82,482   9.50%, 10/15/02, Pool #232514 .....              87,482
        32,138   9.50%, 9/15/05, Pool #290435 ......              34,086
        97,881   9.50%, 1/15/06, Pool #298829 ......             103,815
       144,329   8.00%, 5/15/06, Pool #303851 ......             149,786
        66,398   9.50%, 7/15/07, Pool #331878 ......              70,423
       369,941   8.00%, 11/15/07, Pool #339329 .....             383,928
       374,237   8.00%, 12/15/07, Pool #338551 .....             388,387
       609,622   9.50%, 8/15/09, Pool #400219 ......             646,577
       188,778   9.50%, 9/15/09, Pool #377317 ......             200,222
       593,487   9.50%, 2/15/10, Pool #392932 ......             629,465

                                   Continued

THE ARCH FUND, INC.
Government & Corporate Bond Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


  Principal                   Security                       Market
    Amount                   Description                     Value
---------------  ------------------------------------   -----------------
U.S. Government Agencies, continued:
Government National Mortgage Assoc., continued:
$       40,818   8.00%, 5/15/10, Pool #398424 ......    $         42,361
       161,215   6.50%, 8/15/10, Pool #387094 ......             161,566
       199,165   8.00%, 9/15/10, Pool #419798 ......             206,695
       231,745   8.00%, 11/15/10, Pool #405524 .....             240,507
     1,001,364   8.00%, 11/15/10, Pool #410294 .....           1,039,226
       311,845   8.00%, 11/15/10, Pool #414827 .....             323,636
       364,213   6.50%, 3/15/11, Pool #390472 ......             365,007
       115,629   6.50%, 3/15/11, Pool #408253 ......             115,881
       360,761   6.50%, 4/15/11, Pool #402546 ......             361,548
       106,793   6.50%, 4/15/11, Pool #418274 ......             107,025
       448,998   6.50%, 4/15/11, Pool #421831 ......             449,977
       565,202   6.50%, 5/15/11, Pool #408304 ......             566,434
       430,340   6.50%, 5/15/11, Pool #422733 ......             431,278
        76,321   6.50%, 5/15/11, Pool #430822 ......              76,487
       590,069   6.50%, 6/15/11, Pool #345631 ......             591,356
       109,917   6.50%, 6/15/11, Pool #421731 ......             110,157
       308,354   6.50%, 6/15/11, Pool #423833 ......             309,026
       738,858   6.50%, 6/15/11, Pool #430820 ......             740,469
       329,270   6.50%, 7/15/11, Pool #345749 ......             329,988
       391,068   6.50%, 8/15/11, Pool #426911 ......             391,920
     2,162,971   8.50%, 4/15/17, Pool #212112 ......           2,264,350
     1,412,449   8.00%, 4/15/22, Pool #320818 ......           1,461,884
     3,579,913   7.50%, 1/15/23, Pool #331839 ......           3,653,731
     2,036,644   8.00%, 1/15/23, Pool #331841 ......           2,107,927
       964,573   7.50%, 4/15/23, Pool #343195 ......             984,463
     1,304,269   9.00%, 3/15/25, Pool #404067 ......           1,390,677
       976,082   6.50%, 4/15/26, Pool #415721 ......             961,129
       999,008   6.50%, 4/15/26, Pool #422323 ......             983,703
       985,870   6.50%, 5/15/26, Pool #417388 ......             970,767
     4,834,836   6.50%, 6/15/26, Pool #423801 ......           4,760,766
       395,304   7.00%, 9/15/27, Pool
                    #455304 ........................             396,787
                                                        -----------------
                                                              30,242,753
                                                        -----------------
   Total U.S. Government Agencies
      (Cost $81,055,171)                                      81,921,688
                                                        -----------------
U.S. Treasury Bonds (18.4%):
     1,375,000   9.25%, 2/15/16(b)..................           1,846,996
     3,000,000   7.50%, 11/15/16....................           3,460,530
     1,675,000   8.75%, 5/15/17(b)..................           2,171,939
     2,865,000   8.88%, 8/15/17.....................           3,761,029
     4,150,000   8.88%, 2/15/19(b)..................           5,491,114
     2,183,000   8.75%, 8/15/20.....................           2,878,787
     7,600,000   6.25%, 8/15/23(b)..................           7,736,116
     1,500,000   6.50%, 11/15/26....................           1,581,015
     6,500,000   6.63%, 2/15/27(b)..................           6,971,120
                                                        -----------------
   Total U.S. Treasury Bonds
      (Cost $32,372,764)                                      35,898,646
                                                        -----------------
U.S. Treasury Notes (34.9%):
    21,095,000   5.13%, 2/28/98(b)..................          21,074,117

                                   Continued

THE ARCH FUND, INC.
Government & Corporate Bond Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


   Principal                   Security                      Market
    Amount                   Description                     Value
----------------  -----------------------------------   -----------------

U.S. Treasury Notes, continued:
$    1,750,000    6.38%, 5/15/99....................    $      1,764,490
    11,800,000    6.00%, 10/15/99(b)................          11,856,758
     2,189,000    6.75%, 4/30/00....................           2,236,020
     2,338,000    6.38%, 5/15/00....................           2,368,768
    16,000,000    6.13%, 7/31/00(b).................          16,128,960
       250,000    8.00%, 5/15/01....................             266,745
       825,000    7.25%, 5/15/04(b).................             885,860
     1,125,000     6.25%, 2/15/07...................           1,152,517
     9,720,000     6.63%, 5/15/07(b)................          10,231,952
                                                        -----------------
   Total U.S. Treasury Notes
      (Cost $67,031,018)                                      67,966,187
                                                        -----------------


                               Security                       Market
     Shares                   Description                      Value
  --------------  ------------------------------------   ------------------
Investment Company (0.2%):
       375,976   Federated Money Market Trust.......    $        375,976
                                                        -----------------
   Total Investment Company
      (Cost $375,976)                                            375,976
                                                        -----------------
   Total Investments
      (Cost--$188,285,105)(a) (99.4%)                        193,799,372
   Other Assets in Excess of Liabilities (0.6%)                1,110,505
                                                        -----------------
   Total Net Assets (100.0%)                            $    194,909,877
                                                        =================

-------------
(a) Represents cost for federal income tax puposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation ..................   $   5,642,409
         Unrealized depreciation ..................        (128,142)
                                                      --------------
         Net unrealized appreciation ..............   $   5,514,267
                                                      ==============

(b)  A portion of this security was loaned as of November 30, 1997.

MTN - Medium Term Note

                       See notes to financial statements

THE ARCH FUND, INC.
U.S. Government Securities Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997


Principal                 Security                         Market
  Amount                 Description                       Value
----------   ------------------------------------       ------------
U.S. Government Agencies (41.4%):
Federal Home Loan Mortgage Corp. (11.2%):
$  378,796   6.50%, 2/1/98, Gold Pool
               #M90166 ..........................       $    380,808
    37,581   9.50%, 2/1/98, Gold Pool
               #N99054 ..........................             38,826
   513,771   6.00%, 5/1/98, Gold Pool
               #M17833 ..........................            510,719
    16,521   9.50%, 9/1/04, Pool #380053 ........             17,419
   500,000   7.46%, 8/3/05, Callable
               8/3/98 @ 100 .....................            502,305
   261,342   8.50%, 3/1/06, Gold Pool
               #E00022 ..........................            271,631
   445,578   7.50%, 4/1/08, Gold Pool
               #E45929 ..........................            456,299
   484,197   6.00%, 2/1/11, Gold Pool
               #E62600 ..........................            474,359
   800,695   6.50%, 2/1/11, Gold Pool
               #E00419 ..........................            798,941
   759,724   7.00%, 7/1/11, Gold Pool
               #E20252 ..........................            768,977
   474,050   7.00%, 11/1/11, Gold Pool
               E65619 ...........................            479,824
   956,927   6.50%, 1/1/12, Gold Pool
               #E00465 ..........................            954,832
 1,457,477   6.00%, 2/1/12, Gold Pool
               #E66284 ..........................          1,427,861
   739,001   6.50%, 2/1/12, Gold Pool
               #E66172 ..........................            737,383
   829,277   6.50%, 2/1/12, Gold Pool
               #E66272 ..........................            827,461
   978,440   6.00%, 3/1/12, Gold Pool
               #E66474 ..........................            958,558
                                                        ------------
                                                           9,596,203
                                                        ------------
 Federal National Mortgage Assoc. (16.6%):
   604,549   6.00%, 11/1/00, Pool
               #190070 ..........................            596,237
   926,128   6.50%, 5/1/11, Pool #335713 ........            923,229
   734,585   6.50%, 5/1/11, Pool #346276 ........            732,286
 1,835,672   6.50%, 7/1/11, Pool #250613 ........          1,829,926
   899,422   6.50%, 7/1/11, Pool #351761 ........            896,607
   354,834   7.00%, 11/1/11, Pool
               #250738 ..........................            358,826
   336,532   7.00%, 11/1/11, Pool
               #349630 ..........................            340,318
   241,667   7.00%, 11/1/11, Pool
               #351122 ..........................            244,386
 1,855,218   6.50%, 12/1/11, Pool
               #250781 ..........................          1,849,410
   958,854   6.50%, 12/1/11, Pool
               #367868 ..........................            955,853
   951,103   6.50%, 12/1/11, Pool
               #368127 ..........................            948,126
 1,443,096   8.00%, 7/1/24, Pool
               #190264 ..........................          1,493,143
 2,998,342   6.50%, 10/1/27, Pool
               #400141 ..........................          2,941,162
                                                        ------------
                                                          14,109,509
                                                        ------------
Government National Mortgage Assoc. (13.6%):
   239,069   8.00%, 1/15/07, Pool
               #315126 ..........................            248,109
    67,568   6.50%, 5/15/08, Pool
               #340791 ..........................             67,715
   299,821   9.00%, 7/15/09, Pool
               #390782 ..........................            315,091
   377,593   9.00%, 11/15/09, Pool
               #359559 ..........................            396,824
   808,608   8.00%, 10/15/10, Pool
               #414750 ..........................            839,182
   100,213   6.50%, 11/15/10, Pool
               #414786 ..........................            100,431
   365,675   6.50%, 2/15/11, Pool
               #373569 ..........................            366,472
   387,822   6.50%, 3/15/11, Pool
               #344973 ..........................            388,667
   396,851   6.50%, 3/15/11, Pool
               #406466 ..........................            397,716
   428,879   6.50%, 3/15/11, Pool
               #408253 ..........................            429,814
   656,421   6.50%, 3/15/11, Pool
               #410935 ..........................            657,852

                                   Continued

THE ARCH FUND, INC.
U.S. Government Securities Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


  Principal                    Security                   Market
    Amount                   Description                  Value
------------  ------------------------------------     --------------
U.S. Government Agencies, continued:
Government National Mortgage Assoc., continued:
$    57,195   6.50%, 3/15/11, Pool
                #416179 ..........................         $   57,320
    700,089   6.50%, 4/15/11, Pool
                #416060 ..........................            701,616
    406,596   6.50%, 4/15/11, Pool
                #422652 ..........................            407,482
    327,897   6.50%, 5/15/11, Pool
                #408304 ..........................            328,612
     57,511   6.50%, 5/15/11, Pool
                #422814 ..........................             57,636
    145,613   6.50%, 5/15/11, Pool
                #433036 ..........................            145,931
    258,829   6.50%, 6/15/11, Pool
                #421731 ..........................            259,393
    113,735   6.50%, 6/15/11, Pool
                #432993 ..........................            113,983
    382,223   6.50%, 7/15/11, Pool
                #424521 ..........................            383,056
    800,274   6.50%, 7/15/11, Pool
                #433088 ..........................            802,019
    159,389   8.50%, 5/15/17, Pool
                #219152 ..........................            166,860
    173,695   8.50%, 6/15/21, Pool
                #307921 ..........................            181,836
  1,097,652   7.50%, 12/15/22, Pool
                #347332 ..........................          1,120,286
    562,276   8.00%, 5/15/23, Pool
                #352469 ..........................            581,956
    256,179   9.50%, 1/15/25, Pool
                #384421 ..........................            277,393
    573,484   9.50%, 2/15/25, Pool
                #365292 ..........................            620,974
     10,310   9.50%, 2/15/25, Pool
                #392967 ..........................             11,164
    409,250   9.50%, 2/15/25, Pool
                #401796 ..........................            443,140


    Shares
      or
  Principal                   Security                    Market
    Amount                   Description                  Value
------------   -----------------------------------     --------------
U.S. Government Agencies, continued:
Government National Mortgage Assoc., continued:
$    263,876   9.50%, 3/15/25, Pool
                 #407257 .........................        $   285,728
     181,763   9.50%, 4/15/25, Pool
                 #386741 .........................            196,815
     296,478   7.00%, 9/15/27, Pool
                 #455304 .........................            297,590
                                                       --------------
                                                           11,648,663
                                                       --------------
    Total U.S. Government Agencies
        (Cost $34,598,876)                                 35,364,375
                                                       --------------
U.S. Treasury Notes (56.5%):
  1,400,000   7.25%, 2/15/98......................          1,404,648
 16,100,000   5.13%, 2/28/98......................         16,084,060
  3,300,000   7.13%, 10/15/98(b)..................          3,339,368
  3,600,000   7.00%, 4/15/99......................          3,658,643
  6,750,000   6.38%, 5/15/99(b)...................          6,805,889
  6,650,000   7.75%, 11/30/99(b)..................          6,894,918
  1,250,000   7.75%, 12/31/99.....................          1,297,838
  2,650,000   6.13%, 7/31/00(b)...................          2,671,358
    500,000   6.25%, 8/31/02(b)...................            508,125
    350,000   7.25%, 5/15/04(b)...................            375,820
  4,960,000   6.63%, 5/15/07(b)...................          5,221,242
                                                       --------------
   Total U.S. Treasury Notes
       (Cost $48,059,386)                                  48,261,909
                                                       --------------
Investment Companies (1.6%):
  1,347,300   Federated Trust for U.S. Treasury
                 Obligations .....................          1,347,300
                                                       --------------
   Total Investment Companies
       (Cost $1,347,300)                                    1,347,300
                                                       --------------
    Total Investments (Cost--$84,305,561)(a) (99.5%)       84,973,584
    Other Assets in Excess of Liabilities (0.5%)              475,053
                                                       ==============
    Total Net Assets (100.0%)                          $   85,448,637
                                                       ==============

-------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation .....................   $    827,619
        Unrealized depreciation .....................       (159,596)
                                                        ============
        Net unrealized appreciation .................   $    668,023
                                                        ============

(b) A portion of this security was loaned as of November 30, 1997.



                       See notes to financial statements

THE ARCH FUND, INC.
Short-Intermediate Municipal Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997


  Principal                   Security                       Market
   Amount                   Description                       Value
-------------- ---------------------------------------   ----------------
Municipal Bonds (95.3%):
Alabama (3.3%):
$1,000,000     Alabama State Public School & College
                  Authority, 4.40%, 12/1/00 .........    $     1,011,250
                                                         ----------------
Alaska (1.0%):
     300,000   Anchorage, G.O., 5.40%, 8/1/98 (MBIA
                  Insured) ..........................            303,048
                                                         ----------------
Colorado (3.7%):
     390,000   Aurora-Colorado Springs, Water
                  Authority Revenue, 5.40%, 6/1/98 ..            393,292
     720,000   El Paso County School District No.
                  020, G.O., 5.15%, 12/15/99 ........            735,300
                                                         ----------------
                                                               1,128,592
                                                         ----------------
Hawaii (5.2%):
     600,000   Hawaii State Highway Revenue, 4.80%,
                  7/1/03 ............................            610,500
   1,000,000   Hawaii State, Series CI, G.O., 4.10%,
                  11/1/01 ...........................            993,750
                                                         ----------------
                                                               1,604,250
                                                         ----------------
Illinois (8.6%):
     500,000   Chicago Metropolitan Water
                  Reclamation District, G.O., 4.70%,
                  12/1/99 ...........................            507,500
     500,000   Du Page County, Forest Preservation
                  District, G.O., 5.90%, 11/1/01 ....            529,375
     400,000   Illinois State, G.O., 5.60%, 10/1/99 .            410,500
     400,000   Illinois State, G.O., 5.25%, 4/1/01 ..            413,000
     750,000   Illinois State Toll Highway Authority,
                  Toll Highway Priority Revenue,
                  Series A, 4.75%, 1/1/02 ...........            759,375
                                                         ----------------
                                                               2,619,750
                                                         ----------------
Indiana (1.7%):
  500,000      Muncie School Building Corp., 4.95%,
                  1/15/02 (MBIA Insured) ............            511,250
                                                         ----------------
Iowa (1.4%):
  425,000         Ottumwa Community School District,
                  G.O., 5.10%, 6/1/01, (FSA
                  Insured)...........................            439,875
                                                         ----------------
Kentucky (1.2%):
  380,000      Kenton County Water District No. 001,
                  Waterworks Revenue, Series B,
                  5.60%, 2/1/99, (FGIC Insured) .....            386,650
                                                         ----------------
Maine (2.7%):
  800,000      Maine Municipal Bond Bank, Series A,
                  4.90%, 11/1/02 ....................            820,000
                                                         ----------------
Maryland (3.0%):
  400,000      Maryland State, Department of
                  Transportation, 2nd Issue, 4.10%,
                  12/15/00 ..........................            401,500
  500,000      Washington Suburban Sanitation
                  District, Sewer Disposal Revenue,
                  G.O., 5.00%, 6/1/00 ...............            511,250
                                                         ----------------
                                                                 912,750
                                                         ----------------
Michigan (9.0%):
  400,000      Chelsea School District, G.O., 5.25%,
                  5/1/01  (FGIC Insured) ............            414,000
1,000,000      Eaton Rapids Public Schools, G.O.,
                  5.38%, 5/1/07, Callable on 5/1/04
                  @ 101, (MBIA Insured) .............          1,047,499

                                   Continued

THE ARCH FUND, INC.
Short-Intermediate Municipal Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


  Principal                   Security                       Market
   Amount                   Description                       Value
-------------- ---------------------------------------   ----------------
Municipal Bonds, continued:
Michigan, continued:
$ 800,000      Kent County, Building Authority,
                  G.O., 4.50%, 12/1/01 ..............    $       810,000
  450,000      Oakland County Building Authority,
                  4.75%, 4/1/00, Callable on 4/1/99
                  @ 101.5 ...........................            456,750
                                                         ----------------
                                                               2,728,249
                                                         ----------------
Minnesota (2.9%):
  365,000      Duluth, Series A, G.O., 4.65%, 2/1/02
                  (FSA Insured) .....................            371,387
  500,000      Minnesota State, G.O., 5.50%, 8/1/98..            505,600
                                                         ----------------
                                                                 876,987
                                                         ----------------
Mississippi (1.7%):
  500,000      Mississippi State, Capital
                  Improvement, Series B, G.O.,
                  5.00%, 8/1/99 .....................            508,750
                                                         ----------------
Missouri (1.1%):
  320,000      Jefferson County School District,
                  4.70%, 3/1/01, (MBIA Insured) .....            326,000
                                                         ----------------
Nebraska (2.5%):
  750,000      Nebraska Investment Financial
                  Authority, Health Facilities
                  Revenue, Nebraska Methodist Health
                  System, 4.80%, 11/1/06,
                  (MBIA Insured) ....................            750,937
                                                         ----------------
Nevada (4.7%):
  900,000      Sparks, G.O., 4.80%, 3/1/04, Callable
                  on 3/1/01 @ 101 (AMBAC Insured) ...            914,625

  500,000      Washoe County School District, G.O.,
                  5.30%, 8/1/00, (MBIA Insured) .....            515,000
                                                         ----------------
                                                               1,429,625
                                                         ----------------
New Mexico (3.5%):
  345,000      Albuquerque, Joint Water & Sewer
                  System Revenue, 4.40%, 7/1/00 .....            348,019
  700,000      New Mexico State, Capital Projects,
                  G.O., 4.60%, 8/1/00, Callable on
                  8/1/98 @ 101.5 ....................            710,500
                                                         ----------------
                                                               1,058,519
                                                         ----------------
New York (1.7%):
  500,000      New York State Power Authority
                  Revenue and General Purpose
                  Revenue, Series Z, 5.85%, 1/1/00 ..            517,500
                                                         ----------------
Pennsylvania (3.0%):
  500,000      Bucks County, Series A, G.O., 5.60%,
                  3/1/98 ............................            502,220
  400,000      Delaware County, G.O., 4.35%,
                  10/1/00, (Municipal Government
                  Guaranteed)........................            403,000
                                                         ----------------
                                                                 905,220
                                                         ----------------
Rhode Island (3.0%):
  900,000      Rhode Island State, Series A, G.O.,
                  4.60%, 11/1/03, Callable on
                  11/1/02 @ 102 .....................            901,125
                                                         ----------------
South Carolina (2.8%):
  450,000      Charleston County School District,
                  Series B, G.O., 4.40%, 2/1/98,
                  (SCSDE Insured) ...................            450,468
  400,000      Charleston County School District,
                  Series B, G.O., 4.50%, 2/1/00
                  (SCSDE Insured)....................            403,500
                                                         ----------------
                                                                 853,968
                                                         ----------------

                                   Continued

THE ARCH FUND, INC.
Short-Intermediate Municipal Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


  Principal                   Security                       Market
   Amount                   Description                       Value
-------------- ---------------------------------------   ----------------
Municipal Bonds, continued:
South Dakota (2.1%):
$ 640,000      South Dakota State Building
                  Authority, Building Revenue,
                  Series A, 5.00%, 9/1/02
                  (FSA Insured) .......................  $       659,200
                                                         ----------------
Texas (7.1%):
  450,000      Dallas Water Works & Sewer System
                  Revenue, 4.60%, 4/1/01 ..............          456,750
  800,000      Houston, Series C, G.O., 5.50%, 4/1/01..          833,000
  400,000      San Antonio, G.O., 4.88%, 8/1/99........          405,500
  450,000      Tarrant County Water Control and
                  Improvement District No.  001,
                  Water Revenue, 5.60%, 3/1/00 ........          464,625
                                                         ----------------
                                                               2,159,875
                                                         ----------------
Utah (5.4%):
  675,000      Box Elder County School District,
                  G.O., 4.80%, 6/15/01 (AMBAC
                  Insured) ............................          691,031
  560,000      North Davis County Sewer District,
                  G.O., 5.70%, 3/1/02 (FGIC Insured)...          590,800
  350,000      North Davis County Sewer District,
                  G.O., 5.70%, 3/1/03 (FGIC Insured)...          372,750
                                                         ----------------
                                                               1,654,581
                                                         ----------------
Vermont (0.9%):
  270,000      Vermont Municipal Bond Bank,
                  Series 2, 4.50%, 12/1/01 (AMBAC
                  Insured).............................          273,713
                                                         ----------------
Virginia (2.7%):
  400,000      Virginia Beach, G.O., 4.20%, 7/15/98....          401,072

  400,000      Virginia State Public Building
                  Authority, Building Revenue,
                  Series A, 5.70%, 8/1/00 .............          416,000
                                                         ----------------
                                                                 817,072
                                                         ----------------
Washington (7.0%):
  500,000      Clark County Public Utilities
                  District, No. 001, Electric
                  Revenue, 4.60%, 1/1/01 (FGIC
                  Insured) ............................          506,250
  500,000      Grant County Public Utilities
                  District No. 002, Electric
                  Revenue, Series F, 4.80%, 1/1/04
                  (MBIA Insured) ......................          508,125
  600,000      Seattle Municipal Light & Power
                  Revenue, 4.80%, 5/1/02 ..............          612,750
  250,000      Seattle Water System, Revenue, 4.70%,
                  12/1/00 .............................          254,375
  250,000      Washington State, Series R-92C, G.O.,
                  5.75%, 9/1/02 .......................          265,938
                                                         ----------------
                                                               2,147,438
                                                         ----------------
Wisconsin (2.4%):
  325,000      Brown County, Series A, G.O.,
                  4.80%, 11/1/01, Callable on
                  11/1/00 @ 100........................          331,094
  380,000      Milwaukee County, Series A, G.O.,
                  5.25%, 9/1/00 .......................          390,925
                                                         ----------------
                                                                 722,019
                                                         ----------------

   Total Municipal Bonds (Cost $26,652,132)............       29,028,193
                                                         ----------------

                                   Continued

THE ARCH FUND, INC.
Short-Intermediate Municipal Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


                              Security                       Market
   Shares                   Description                       Value
-------------- ---------------------------------------   ----------------
Investment Companies (3.7%):
1,000,000      Federated Tax-Free Fund...............    $     1,000,000
  144,000      Nuveen Tax Exempt Fund................            144,000
   Total Investment Companies
      (Cost $1,144,000)                                        1,144,000
                                                         ----------------
   Total Investments (Cost--$29,899,826)
      (a) (99.0%)                                             30,172,193
   Other Assets in Excess of Liabilities (1.0%)                  297,954
                                                         ================
   Total Net Assets (100.0%)                             $    30,470,147
                                                         ================

-------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                 Unrealized appreciation ......................   $   293,681
                 Unrealized depreciation ......................       (21,314)

                                                                  ============
                 Net unrealized appreciation ..................   $   272,367
                                                                  ============


AMBAC       AMBAC Indemnity Corp.
FGIC        Financial Guaranty Insurance Corp.
FSA         Financial Securities Assurance, Inc.
G.O.        General Obligation
MBIA        Municipal Bond Insurance Association
SCSDE       South Carolina School District Enhancement

                        See notes to financial statements

THE ARCH FUND, INC.
Missouri Tax-Exempt Bond Portfolio

                       Schedule of Portfolio Investments
                               November 30, 1997


 Principal                                                Security                                                     Market
  Amount                                                 Description                                                   Value
----------  ------------------------------------------------------------------------------------------------------  ------------
Municipal Bonds (94.8%):
Missouri (91.2%):
$  300,000  Christian County Reorganized School District No. R-6, G.O., 7.05%, 3/1/11, Callable on 3/1/01 @
              100 (AMBAC Insured) ...............................................................................   $    323,625
 3,325,000  Clayton School District, G.O. 5.00%, 3/1/17, Callable on 3/1/07 @ 101 ...............................      3,291,750
 1,255,000  Columbia, G.O., 5.50%, 10/1/03.......................................................................      1,338,144
 1,000,000  Columbia, Water & Electrical Revenue, Series A, 6.13%, 10/1/12, Callable on 10/1/02 @ 102 ...........      1,060,000
   750,000  Franklin County Reorganized School District, No. R-XI, G.O., 5.75%, 3/1/13, Callable on 3/1/03 @
              100 (FGIC Insured) ................................................................................        782,812
 1,000,000  Hazelwood School District, G.O., 5.85%, 3/1/09, Callable on 3/1/04 @ 100 ............................      1,051,250
 1,000,000  Jefferson City School District, Series A, 6.70%, 3/1/11,.............................................      1,182,500
   150,000  Kansas City Municipal Assistance Corp., Revenue, Series B-2, 7.15%, 4/15/04, Callable on
              4/15/00 @102 (AMBAC Insured) ......................................................................        163,313
 2,230,000  Kansas City School District Building, Capital Improvement Project, 5.00%, 2/1/14, Callable on
              2/1/04 @ 102 (FGIC Insured)........................................................................      2,210,488
 2,415,000  Kansas City School District Building, Capital Improvement Project, 5.15%, 2/1/08, Callable on
              2/1/04 @ 102 (FGIC Insured) .......................................................................      2,493,488
 1,000,000  Kansas City School District Building, Elementary School Project, Series D, 5.00%, 2/1/14, Callable
              on 2/1/04 @ 102 (FGIC Insured).....................................................................        991,250
 1,000,000  Kansas City School District Building, Series C, 5.38%, 7/1/05, Callable on 7/1/03 @ 101 (FGIC
              Insured)...........................................................................................      1,050,000
 1,000,000  Kansas City Sewer Revenue, 5.75%, 3/1/01 ............................................................      1,048,750
 1,000,000  Kansas City Sewer Revenue, 7.25%, 4/1/03, Prerefunded on 4/1/99 @ 100................................      1,042,500
 2,200,000  Kansas City Water Revenue, Series B, 5.00%, 12/1/16, Callable on 12/1/06 @ 101.......................      2,197,250
   700,000  Lincoln County Industrial Development Authority, Industrial Development Revenue, Monsanto Co.
              Project, 7.50%, 5/1/05, Callable on 11/1/98 @ 102 .................................................        735,105
 1,500,000  Mehlville School District No. 09, G.O., 6.00%, 2/15/13, Callable on 2/15/03 @ 102 (MBIA Insured) ....      1,642,500
 1,000,000  Missouri, Series A, G.O., 5.13%, 8/1/09, Callable on 8/1/02 @ 100 ...................................      1,018,750
   750,000  Missouri Southern State College Revenue, 5.25%, 12/1/12, Callable on 12/1/02 @ 100 (MBIA Insured) ...        783,750
 1,500,000  Missouri State Board of Public Buildings, 6.40%, 12/1/09, Callable on 12/1/01 @ 100 .................      1,601,250
   200,000  Missouri State Environmental Improvement and Energy Resources Authority, Environmental
              Improvement Revenue, Union Electric Company Project, Series A, 7.40%, 5/1/20, Callable on
              5/1/00 @ 102 ......................................................................................        217,250
   100,000  Missouri State Environmental Improvement and Energy Resources Authority, Environmental
              Improvement Revenue, Union Electric Company Project, Series A, 7.40%, 5/1/20, Callable on
              5/1/00 @ 102 (AMBAC-TCRS Insured)..................................................................        108,375
   350,000  Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control
              Revenue, Series A, 7.00%, 10/1/10, Callable on 10/1/00 @ 102.......................................        381,500
   370,000  Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control
              Revenue, Series A, 7.00%, 10/1/10, Callable on 12/1/08 @ 100, Prerefunded on 10/1/00 @ 102.........        404,225
   100,000  Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control
              Revenue, Series A, 7.13%, 12/1/10, Prerefunded on 12/1/00 @ 102 ...................................        110,125


                                   Continued

THE ARCH FUND, INC.
Missouri Tax-Exempt Bond Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


 Principal                                                Security                                                     Market
  Amount                                                 Description                                                   Value
----------  ------------------------------------------------------------------------------------------------------  ------------
Municipal Bonds, continued:
Missouri, continued:
$  100,000  Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control
              Revenue, Series B, 7.12%, 12/1/10, Callable on 12/1/00 @ 102 ......................................   $    110,125
 1,000,000  Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control
              Revenue, Series D, 5.88%, 1/1/15, Callable on 1/1/06 @ 101 ........................................      1,043,750
 1,250,000  Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control
              Revenue, Series E, 5.63%, 7/1/16, Callable on 7/1/06 @ 101 ........................................      1,298,437
 1,000,000  Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control
              Revenue, Series A, 6.45%, 7/1/08, Callable on 7/1/02 @ 102 ........................................      1,090,000
   500,000  Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control
              Revenue, Series A, 6.55%, 7/1/14, Callable on 7/1/02 @ 102 ........................................        541,875
 1,100,000  Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control
              Revenue, Series A, 6.88%, 6/1/14, Callable on 12/1/01 @ 102 .......................................      1,201,750
 1,000,000  Missouri State Health & Educational Facilities Authority, Health Facilities Revenue, BJC Health
              Systems, Series A, 6.75%, 5/15/12 .................................................................      1,186,250
 1,300,000  Missouri State Health & Educational Facilities Authority, Educational Facilities Revenue, St. Louis
              University, 3.85%*, 12/1/05 (FGIC Insured).........................................................      1,300,000
   500,000  Missouri State Health & Educational Facilities Authority, Health Facilities Revenue, Barnes
              Hospital, 7.13%, 12/15/12, Prerefunded 12/15/00 @ 102, Callable on 12/1/00 @ 102...................        551,250
 2,500,000  Missouri State Health & Educational Facilities Authority, Health Facilities Revenue, Barnes-Jewish
              Inc., Series A, 5.25%, 5/15/21, Callable on 5/15/03 @ 102 .........................................      2,518,750
   600,000  Missouri State Health & Educational Facilities Authority, Health Facilities Revenue, Bethesda Eye
              Institute, 6.63%, 11/1/09, Callable on 11/1/01 @ 102 (LOC-Credit Local de France)..................        663,000
 1,200,000  Missouri State Health & Educational Facilities Authority, Health Facilities Revenue, Children's
              Mercy Hospital Projects, 5.63%, 5/15/12, Callable on 5/15/03 @ 101 (MBIA Insured)..................      1,234,500
 1,000,000  Missouri State Health & Educational Facilities Authority, Health Facilities Revenue, Freeman
              Hospital Project, Series A, 5.38%, 2/15/14, Callable on 2/15/04 @ 102 (FSA Insured)................      1,016,250
 2,000,000  Missouri State Health & Educational Facilities Authority, Health Facility Revenue, Series AA, 6.25%,
              6/1/16, Callable on 6/1/02 @ 102 (MBIA Insured) ...................................................      2,145,000
   750,000  Missouri State Health & Educational Facilities Authority, Health Facilities Revenue, Sisters of Mercy
              Health System, Series A, 6.25%, 6/1/15, Callable on 6/1/02 @ 102 (MBIA Insured) ...................        804,375
 2,000,000  Missouri State Health & Educational Facilities Authority, Health Facilities Revenue, St. Luke's
              Health System, 5.10%, 11/15/13, Callable on 11/15/03 @ 102 (MBIA Insured) .........................      1,995,000
   800,000  Missouri State Health & Educational Facilities Authority, Revenue, St. Louis University, Series A,
              7.75%, 6/1/07, Callable on 6/1/98 @ 102 (AMBAC Insured) ...........................................        823,456
 1,000,000  Missouri State Higher Education Loan Authority, Student Loan Revenue, Series A, 5.75%, 2/15/02 ......      1,045,000
   500,000  Missouri State Housing Development Revenue, Series B, 7.00%, 9/1/10, Callable on 9/1/01
              @ 102 (FHA Insured)................................................................................        537,500
   490,000  Missouri State Housing Development Revenue, Series C, 6.90%, 7/1/18, Callable on 1/1/02
              @ 102..............................................................................................        521,237
   980,000  Missouri State Housing Development Revenue, 6.60%, 7/1/24, Callable on 1/1/03 @ 100 (FHA
              Insured) ..........................................................................................      1,035,125


                                   Continued

THE ARCH FUND, INC.
Missouri Tax-Exempt Bond Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


 Principal                                                Security                                                     Market
  Amount                                                 Description                                                   Value
----------  ------------------------------------------------------------------------------------------------------  ------------
Municipal Bonds, continued:
Missouri, continued:
$1,000,000  Missouri State Water Pollution Control Revenue, Series A, G.O., 5.75%, 8/1/12, Callable on 8/1/02
              @ 100 .............................................................................................   $  1,036,250
 2,085,000  Missouri State Water Pollution Control Revenue, Series A, G.O., 5.75%, 8/1/18, Callable on 8/1/06
              @ 100 .............................................................................................      2,176,219
 2,000,000  Missouri State, Fourth Street Building, Series A, G.O., 5.40%, 8/1/09, Callable on 8/1/06 @ 100 .....      2,102,500
 1,000,000  Missouri State, Third Street Building, Series A, G.O., 5.25%, 8/1/08, Callable on 8/1/02 @ 100 ......      1,027,500
 1,000,000  Missouri Western State College Revenue, 5.40%, 10/1/16, Callable on 10/1/03 @ 102 (MBIA Insured) ....      1,012,500
   570,000  O'Fallon, G.O., 5.75%, 3/1/10, Callable on 3/1/01 @ 100 (MBIA Insured) ..............................        584,962
   600,000  Phelps County Hospital Revenue, Phelps County Regional Medical Center, 8.20%, 3/1/05,
              Prerefunded on 3/1/00 @ 102 .......................................................................        663,750
 1,000,000  Sikeston Electric Revenue, 5.00%, 6/1/22, Callable on 6/1/06 @ 101 (MBIA Insured) ...................        961,250
 1,000,000  Sikeston Electric Revenue, 6.25%, 6/1/22, Prerefunded on 6/1/02 @ 102 (MBIA Insured).................      1,093,750
   500,000  Southeast Missouri Correctional Facilities Revenue, 5.75%, 10/15/08, Callable on 10/15/00 @ 102......        518,750
   500,000  Southeast Missouri Correctional Facilities Revenue, 5.75%, 10/15/16, Callable on 10/15/02 @ 100......        513,750
 2,000,000  Springfield School District No. R-12, Series A, G.O., 5.25%, 3/1/11, Callable on 3/1/03 @ 100
              (MBIA Insured) ....................................................................................      2,025,000
   400,000  Springfield School District No. R-12, Series A, G.O., 6.75%, 3/1/11, Callable on 3/1/01 @ 100
              (FGIC Insured) ....................................................................................        431,000
 2,000,000  Springfield Water Works Revenue, Series A, 5.60%, 5/1/23, Callable on 5/1/03 @ 102 ..................      2,037,500
   500,000  St. Charles County Community College, G.O., 5.70%, 2/15/05, Callable on 2/15/01 @ 102 (AMBAC
              Insured) ..........................................................................................        526,250
 1,000,000  St. Charles County Community College, G.O., 6.00%, 2/15/09, Callable on 2/15/01 @ 102 (AMBAC
              Insured) ..........................................................................................      1,057,500
   500,000  St. Charles County Public Facilities Authority, Leasehold Revenue, 6.38%, 3/15/07, Callable on
              3/15/02 @ 102 (FGIC Insured) ......................................................................        543,750
   750,000  St. Louis County, Pattonville R-3 School District, G.O., 6.25%, 2/1/10, Prerefunded on 2/1/02 @
              100 (FGIC Insured) ................................................................................        806,250
 1,000,000  St. Louis County, Rockwood School District No. R-6, G.O., 5.00%, 2/1/04, Callable on 2/1/02 @ 101 ...      1,025,000
 2,500,000  St. Louis County, Series B, G.O., 5.50%, 2/1/13, Callable on 2/1/03 @ 100 ...........................      2,543,750
   800,000  St. Louis County Industrial Development Authority, Health Facility Revenue, Lutheran Health Care
              Association, Series A, 7.38%, 2/1/14, Callable on 6/1/07 @ 100 ....................................        905,000
   400,000  St. Louis Industrial Development Authority, Pollution Control Revenue, Anheuser-Busch Co.
              Project, 6.65%, 5/1/16 ............................................................................        472,000
   500,000  St. Louis Water Revenue, 6.00%, 7/1/14, Callable on 7/1/04 @ 102 (FGIC Insured) .....................        535,625
 1,740,000  St. Peters, G.O., 5.80%, 1/1/09, Callable on 1/1/02 @ 102 ...........................................      1,827,000
 1,065,000  St. Peters, G.O., 5.85%, 1/1/13, Callable on 1/1/02 @ 102 ...........................................      1,099,613
 3,000,000  University Health Facilities Revenue, University of Missouri Health System, Series A, 5.60%,
              11/1/26, Callable on 11/1/06 @ 102 (AMBAC Insured) ................................................      3,090,000


                                   Continued

THE ARCH FUND, INC.
Missouri Tax-Exempt Bond Portfolio

                 Schedule of Portfolio Investments, Continued
                               November 30, 1997


  Shares
    or
 Principal                                                Security                                                     Market
  Amount                                                 Description                                                   Value
----------  ------------------------------------------------------------------------------------------------------  ------------
Municipal Bonds, continued:
Missouri, continued:
$1,400,000  University City Industrial Development Authority, Multifamily Housing Revenue, Series A, 5.95%,
              12/20/25, Callable on 12/20/05 @ 102 ..............................................................   $  1,463,000
 3,000,000  University of Missouri, University Revenue, 5.50%, 11/1/21, Callable on 11/1/07 @ 101 ...............      3,067,500
 3,000,000  University of Missouri, University Revenue, 5.80%, 11/1/27, Callable on 11/1/07 @ 101 ...............      3,131,250
   925,000  University of Missouri, University Revenue, Series A, 6.50%, 11/1/11, Prerefunded on 11/1/00 @
              102 (AMBAC Insured) ...............................................................................      1,001,312
 2,000,000  University of Missouri, University Revenue, 5.50%, 11/1/23, Callable on 11/1/03 @ 101 ...............      2,032,500
   400,000  Webster Groves, G.O. 6.60%, 2/1/10 ..................................................................        468,000
                                                                                                                    ------------
                                                                                                                      91,672,562
                                                                                                                    ------------
Puerto Rico (3.6%):
   500,000  Puerto Rico Commonwealth, 6.45%, 7/1/17, Callable on 7/1/04 @ 101.5 .................................        551,250
 1,000,000  Puerto Rico Commonwealth, Series A, G.O., 6.00%, 7/1/06, Callable on 7/1/02 @ 101.5 .................      1,065,000
 2,000,000  Puerto Rico Public Buildings Authority, Public Education and Health Facilities Revenue, Series M,
              5.50%, 7/1/21, Callable on 7/1/03 @ 101.5 .........................................................      2,002,500
                                                                                                                    ------------
                                                                                                                       3,618,750
                                                                                                                    ------------
   Total Municipal Bonds (Cost--$90,990,701)                                                                          95,291,311
                                                                                                                    ------------
Investment Companies (4.2%):
 4,089,000  Federated Tax-Free Fund..............................................................................     4,089,000
   136,000  Nuveen Tax Exempt Fund...............................................................................       136,000
                                                                                                                    ------------
   Total Investment Companies (Cost--$4,225,000)                                                                       4,225,000
                                                                                                                    ------------
   Total Investments (Cost--$95,215,701)(a) (99.0%)                                                                   99,516,311

   Other Assets in Excess of Liabilities (1.0%)                                                                        1,034,064
                                                                                                                    ------------
   Total Net Assets (100.0%)                                                                                        $100,550,375
                                                                                                                    ============

------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                Unrealized appreciation ................  $4,307,886
                Unrealized depreciation ................      (7,276)
                                                          ----------
                Net unrealized appreciation ............  $4,300,610
                                                          ==========

* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at November 30, 1997. The date presented reflects the next rate change date.
AMBAC  AMBAC Indemnity Corp.
FGIC   Financial Guaranty Insurance Corp.
FHA    Federal Housing Administration
FSA    Financial Securities Assurance, Inc.
G.O.   General Obligation
MBIA   Municipal Bond Insurance Association
TCRS   Transferrable Custodial Receipts


                       See notes to financial statements

THE ARCH FUND, INC.
National Municipal Bond Portfolio

                       Schedule of Portfolio Investments
                               November 30, 1997

 Principal                          Security                          Market
  Amount                           Description                        Value
------------ ---------------------------------------------------- -------------
Municipal Bonds (101.1%):
Alabama (1.4%):
$2,000,000   Birmingham, Series A, G.O., 5.70%, 6/1/13,
               Callable on 6/1/05 @ 102.......................... $   2,097,500
 3,000,000   Birmingham, Series A, G.O., 5.90%, 6/1/18,
               Callable on 6/1/05 @ 102..........................     3,116,250
                                                                  -------------
                                                                      5,213,750
                                                                  -------------
Alaska (0.3%):
 1,000,000   Alaska State, Housing Finance Corp., Series A,
               5.70%, 12/1/11, Callable on 12/01/05 @ 102
               (MBIA Insured)....................................     1,052,500
                                                                  -------------

Arizona (0.6%):
 1,000,000   Mohave County, Unified School District No. 1, Lake
               Havasu, Series A, G.O., 5.90%, 7/1/15, Callable
               on 7/1/06 @ 101 (FGIC Insured) ...................     1,066,250
 1,000,000   Arizona State Transportation Board, Excise Tax
               Revenue, Maricopa County Regulated Area, Series B,
               5.75%, 7/1/05 (AMBAC Insured) ....................     1,081,250
                                                                  -------------
                                                                      2,147,500
                                                                  -------------
California (6.2%):
 1,000,000   California State, G.O., 6.00%, 9/1/09 ..............     1,106,250
 9,000,000   Sacramento Municipal Utility District, Electric
               Revenue, Series L, 5.10%, 7/1/13, Callable on
               7/1/07 @ 102, (AMBAC Insured) ....................     8,966,250
 7,000,000   Southern California Public Power Authority, Power
               Project Revenue, Palo Verde, Series A, 5.00%,
               7/1/15, Callable on 7/1/03 @ 102 (AMBAC-TCRS
               Insured) .........................................     6,860,000
 6,000,000   University of California, College and University
               Revenue, Series E, 5.13%, 9/1/13, Callable on
               9/1/07 @ 101 (MBIA Insured) ......................     6,000,000
                                                                  -------------
                                                                     22,932,500
                                                                  -------------
Colorado (5.7%):
 6,655,000   Adams County School District No. 012, G.O., 5.40%,
               12/15/13, Callable on 12/15/07 @ 101 (FGIC
               Insured) .........................................     6,862,969
 6,160,000   Colorado Springs, Utilities Revenue, System
               Improvement, Series A, 5.25%, 11/15/22, Callable
               on 11/15/07 @ 100 ................................     6,136,900
 8,000,000   Jefferson County School District No. R-001, G.O.,
               5.00%, 12/15/12, Callable on 12/15/07 @ 101 ......     8,010,000
                                                                  -------------
                                                                     21,009,869
                                                                  -------------

                                   Continued

THE ARCH FUND, INC.
National Municipal Bond Portfolio

                 Schedule of Portfolio Investments, Continued
                               November 30, 1997

 Principal                          Security                          Market
  Amount                           Description                        Value
------------ ---------------------------------------------------- -------------
Municipal Bonds, continued:
Connecticut (3.6%):
$4,360,000   Connecticut State, Clean Water Foundation Revenue,
               5.25%, 3/1/20, Callable on 3/1/08 @ 101........... $   4,414,500
 8,785,000   Connecticut State, Series A, G.O., 5.25%, 3/1/13,
               Callable on 3/1/07 @ 101 .........................     8,916,775
                                                                  -------------
                                                                     13,331,275
                                                                  -------------
Florida (6.5%):
 5,525,000   Florida State Department of Transportation, G.O.,
               5.25%, 7/1/17, Callable on 7/1/06 @ 101 ..........     5,538,812
 5,000,000   Florida State Department of Environmental
               Preservation 2000, General Services Revenue,
               Series A, 5.50%, 7/1/13, Callable on 7/1/06 @ 101
               (MBIA Insured) ...................................     5,225,000
 8,000,000   Palm Beach County, Solid Waste Authority Revenue,
               Series B, 5.38%, 10/1/11, Callable on 10/1/06 @
               101 (AMBAC Insured) ..............................     8,230,000
 5,000,000   Palm Beach County, Park & Recreational Facilities
               Revenue, 5.25%, 11/1/16, Callable on 11/1/06 @
               102 (FSA Insured) ................................     5,062,500
                                                                  -------------
                                                                     24,056,312
                                                                  -------------
Georgia (0.3%):
 1,000,000   Georgia State, Series B, G.O., 6.30%, 3/1/09 .......     1,135,000
                                                                  -------------

Hawaii (4.0%):
 8,000,000   Hawaii State, Series CN, G.O., 5.50%, 3/1/14,
               Callable on 3/1/07 @ 102 (FGIC Insured) ..........     8,220,000
 5,815,000   Honolulu City & County, Series A, G.O., 6.00%,
               1/1/09 ...........................................     6,360,156
                                                                  -------------
                                                                     14,580,156
                                                                  -------------
Illinois (10.7%):
 5,000,000   Chicago Metropolitan Water Reclamation District,
               G.O., 5.25%, 12/1/14, Callable on 12/1/08 @ 102 ..     5,006,250
 1,000,000   Chicago Metropolitan Water Reclamation District,
               G.O., 5.40%, 12/1/06 .............................     1,056,250
 1,000,000   Chicago Metropolitan Water Reclamation District,
               G.O., 5.50%, 12/1/08 .............................     1,068,750
 3,000,000   Chicago, G.O., 6.00%, 1/1/11, Callable on 7/1/05 @
               102 (AMBAC Insured) ..............................     3,217,500
 9,090,000   Cook County, Series A, G.O., 6.25%, 11/15/12 (MBIA
               Insured) .........................................    10,294,425
 2,000,000   Cook County, G.O., 5.90%, 11/15/16, Callable on
               11/15/06 @ 101 (FGIC Insured) ....................     2,112,500
 1,000,000   Edwardsville, G.O., 6.00%, 2/1/17, Callable on
               2/1/06 @ 101 (FSA Insured) .......................     1,068,750
 7,000,000   Illinois Health Facility Authority Revenue, Loyola
               University Health System, Series A, 5.38%,
               7/1/17, Callable on 7/1/07 @ 101 (MBIA Insured) ..     7,000,000
 8,400,000   Illinois State, G.O., 5.25%, 2/1/13, Callable on
               2/1/07 @ 101 (FGIC Insured) ......................     8,473,500
                                                                  -------------
                                                                     39,297,925
                                                                  -------------
Indiana (2.9%):
 5,000,000   Hammond Multi-School Building Corp., First Mortgage
               Revenue Bond, 5.85%, 1/15/20, Callable on 7/15/05
               @ 102 (MBIA Insured) .............................     5,462,500

                                   Continued

THE ARCH FUND, INC.
National Municipal Bond Portfolio

                 Schedule of Portfolio Investments, Continued
                               November 30, 1997

 Principal                          Security                          Market
  Amount                           Description                        Value
------------ ---------------------------------------------------- -------------
Municipal Bonds, continued:
Indiana, continued:
$3,500,000   Indiana Transportation Finance Authority, Highway
               Revenue, Series A, 5.75%, 6/1/12 (AMBAC Insured).. $   3,758,125
 1,500,000   Whitko Middle School Building Corp., First Mortgage
               Revenue Bond, 5.88%, 7/15/12, Callable on 1/15/07
               @ 102 (FSA Insured)...............................     1,595,625
                                                                  -------------
                                                                     10,816,250
                                                                  -------------
Iowa (1.6%)
 5,700,000   Iowa Financial Authority, Solid Waste Disposal
               Revenue, Cedar River Paper Co., 4.00%*, 2/1/32,
               Callable on 12/1/07 @ 100 (AMT)(LOC - Swiss Bank).     5,700,000
                                                                  -------------
Maryland (2.0%):
 7,000,000   Maryland State and Local Facilities, 2nd Series,
               G.O., 5.00%, 8/1/08, Callable on 8/1/07 @ 101.....     7,236,250
                                                                  -------------
Massachusetts (5.2%):
 5,795,000   Massachusetts Bay Transportation Authority, Series
               A, 5.00%, 3/1/12, Callable on 3/1/07 @ 101 (FGIC
               Insured) .........................................     5,780,513
 6,165,000   Massachusetts Bay Transportation Authority, Series
               A, 5.13%, 3/1/17, Callable on 3/1/07 @ 101 (FGIC
               Insured)..........................................     6,064,819
 7,115,000   Massachusetts State Water Pollution Abatement Trust,
               Series 3, 5.63%, 2/1/15, Callable on 2/1/07 @ 101.     7,452,963
                                                                  -------------
                                                                     19,298,295
                                                                  -------------
Michigan (0.6%):
 2,000,000   Redford Unified School District, G.O., 5.95%,
               5/1/15, Callable on 5/1/06 @ 101 (FGIC Insured)...     2,125,000
                                                                  -------------
Minnesota (3.3%):
 1,000,000   Minneapolis Special School District No. 001, Series
               A, 5.70%, 2/1/09, Callable on 2/1/06 @ 100 (MBIA
               Insured) .........................................     1,065,000
 5,000,000   Minnesota State, G.O., 4.90%, 8/1/14, Callable on
               8/1/07 @ 100 .....................................     4,918,750
 6,000,000   Monticello Independent School District No. 882,
               G.O., 5.40%, 2/1/15, Callable on 2/1/06 @ 100.....     6,120,000
                                                                  -------------
                                                                     12,103,750
                                                                  -------------
Mississippi (1.9%):
 6,835,000   Mississippi State, Series A, G.O., 5.13%, 7/1/14,
               Callable on 7/1/07 @ 100 .........................     6,920,438
                                                                  -------------
Nebraska (0.6%):
 1,000,000   Omaha Public Power District, Electric Revenue,
               Series B, 6.00%, 2/1/07 ..........................     1,105,000
 1,000,000   Nebraska Public Power District Revenue, Power Supply
               Systems, Series A, 5.50%, 1/1/13 Callable on
               1/1/05 @ 101 (MBIA Insured).......................     1,025,000
                                                                  -------------
                                                                      2,130,000
                                                                  -------------

                                   Continued

THE ARCH FUND, INC.
National Municipal Bond Portfolio

                 Schedule of Portfolio Investments, Continued
                               November 30, 1997

 Principal                          Security                          Market
  Amount                           Description                        Value
------------ ---------------------------------------------------- -------------
Municipal Bonds, continued:
Nevada (2.8%):
$5,000,000   Clark County School District, Series B, G.O., 5.50%,
               6/15/11, Callable on 6/15/07 @ 101 (FGIC Insured). $   5,200,000
 5,000,000   Nevada State, Series A, G.O., 5.13%, 9/1/11,
               Callable on 3/1/07 @ 101 .........................     5,062,500
                                                                  -------------
                                                                     10,262,500
                                                                  -------------
New Jersey (3.8%):
 5,000,000   Camden County, Municipal Utilities Authority Sewer
               Revenue, Series C, 5.10%, 7/15/12, Callable on
               7/15/08 @ 101 (FGIC Insured) .....................     5,006,250
 8,000,000   New Jersey State, Series E, G.O., 6.00%, 7/15/09....     8,900,000
                                                                  -------------
                                                                     13,906,250
                                                                  -------------
New York (1.4%):
 5,000,000   New York State Thruway Authority, Series A, 5.25%,
               4/1/14, Callable on 4/1/07 @ 102 (AMBAC Insured)..     5,043,750
                                                                  -------------
North Carolina (2.2%):
 8,000,000   North Carolina State, Series A, G.O., 5.20%, 3/1/13,
               Callable on 3/1/07 @ 102 .........................     8,190,000
                                                                  -------------
North Dakota (1.4%):
 5,250,000   Fargo Water Revenue, 5.13%, 1/1/17, Callable on
               1/1/08 @ 100 (MBIA Insured) ......................     5,190,937
                                                                  -------------
Oregon (1.8%):
 6,110,000   Washington County, Unified Sewer Agency, Sewer
               Revenue, Series 1, 5.75%, 10/1/10 (FGIC Insured)..     6,682,812
                                                                  -------------
Pennsylvania (3.8%):
 1,500,000   Burrell School District, G.O., 5.65%, 11/15/16,
               Callable on 5/15/06 @ 100 (FGIC Insured)..........     1,554,375
 9,000,000   Pennsylvania State, G.O., 5.13%, 9/15/11, Callable
               on 3/15/07 @ 101.5 (AMBAC Insured)................     9,135,000
 2,000,000   Pennsylvania State Higher Education Facilities
               Authority, Health Services Revenue, Presbyterian
               Medial Center, Series B, 5.88%, 1/1/15, Callable
               on 1/1/06 @ 101 ..................................     2,100,000
 1,000,000   Pennsylvania State Higher Education Facilities
               Authority, Health Services Revenue, University of
               Pennsylvania, Series B, 5.88%, 1/1/15, Callable
               on 1/1/06 @ 101 ..................................     1,050,000
                                                                  -------------
                                                                     13,839,375
                                                                  -------------
Rhode Island (1.4%):
 5,055,000   Rhode Island State, G.O., Series A, 5.13%, 8/1/12,
               Callable on 8/1/07 @ 101 (MBIA Insured)...........     5,092,913
                                                                  -------------
Texas (12.4%):
 3,000,000   Austin Independent School District, G.O., 5.75%,
               8/1/15, Callable on 8/1/06 @ 100 (PSF Guaranteed).     3,116,250
 8,000,000   Harris County Texas Health Facilities Development
               Corp., Hospital Revenue Memorial Hospital Systems,
               Series A, 5.50%, 6/1/17, Callable on 6/1/07 @ 102
               (MBIA Insured)....................................     8,120,000

                                   Continued

THE ARCH FUND, INC.
National Municipal Bond Portfolio

                 Schedule of Portfolio Investments, Continued
                               November 30, 1997

 Principal                          Security                          Market
  Amount                           Description                        Value
------------ ---------------------------------------------------- -------------
Municipal Bonds, continued:
Texas, continued:
$  900,000   Harris County Texas, Industrial Development Corp.,
               Pollution Control Revenue, 3.80%, 3/1/24, Callable
               on 12/1/07 @ 100 ................................. $     900,000
 1,000,000   Royse City Independent School District, G.O., 5.50%,
               2/15/15, Callable on 2/15/07 @ 100 (PSF
               Guaranteed) ......................................     1,023,750
 5,000,000   San Antonio, Series A, G.O., 5.00%, 8/1/11, Callable
               on 8/1/06 @ 100 ..................................     4,981,250
 6,000,000   San Antonio Independent School District, G.O.,
               5.13%, 8/15/14, Callable on 8/15/08 @ 100 (PSF
               Guaranteed) ......................................     5,977,500
 5,000,000   Texas A&M University, 5.38%, 5/15/13, Callable on
               5/15/06 @ 100 ....................................     5,112,500
 6,750,000   Texas State, G.O., 5.40%, 8/1/21, Callable on 8/1/06
               @ 100 ............................................     6,800,625
 7,500,000   University of Texas, Series B, 5.10%, 8/15/13,
               Callable on 8/15/06 @ 102 ........................     7,528,125
 2,000,000   Texas Water Development Board Revenue, Series A,
               5.75%, 7/15/15, Callable on 7/15/06 @ 100 ........     2,090,000
                                                                  -------------
                                                                     45,650,000
                                                                  -------------
Utah (1.7%):
 6,200,000   Utah State, Series F, G.O., 5.00%, 7/1/09, Callable
               on 7/1/07 @ 100...................................     6,316,250
                                                                  -------------
Virginia (1.3%):
 4,920,000   Virginia State Transportation Board, Transportation
               Contract Revenue, U.S. Route 58 Corridor, Series
               B, 5.13%, 5/15/12, Callable on 5/15/06 @ 101 .....     4,944,600
                                                                  -------------
Washington (7.5%):
 1,000,000   Grant County Public Utility District No. 002, Series
               F, 5.70%, 1/1/15, Callable 1/1/06 @ 101 (MBIA
               Insured) .........................................     1,027,500
 4,050,000   King County School District No. 415, G.O., 5.35%,
               12/1/16, Callable on 12/1/07 @ 100, (MBIA
               Insured)..........................................     4,085,437
 5,000,000   King County, Series F, G.O., 5.13%, 12/1/14,
               Callable on 12/1/07 @ 100 ........................     4,975,000
 2,000,000   King County School District No. 415, G.O., 5.88%,
               6/1/16, Callable on 6/1/06 @ 100 (FSA Insured) ...     2,085,000
 3,000,000   Spokane Regulated Solid Waste Management System
               Revenue, 5.50%, 12/1/10, Callable on 12/1/05 @ 102
               (AMBAC Insured) ..................................     3,127,500
 8,000,000   Washington State Motor Vehicle Fuel Tax, Series D,
               G.O., 5.38%, 1/1/22, Callable on 1/1/07 @ 100
               (FGIC Insured) ...................................     8,050,000
 4,190,000   Washington State, Series C, G.O., 5.50%, 1/1/17,
               Callable on 1/1/07 @ 100 .........................     4,289,512
                                                                  -------------
                                                                     27,639,949
                                                                  -------------
West Virginia (2.2%):
 7,940,000   West Virginia School Building, Authority Revenue,
               Capital Improvement Revenue, 5.40%, 7/1/10,
               Callable on 7/1/07 @ 102 (AMBAC Insured) .........     8,247,675
                                                                  -------------
   Total Municipal Bonds (Cost $354,599,799)                        372,093,781
                                                                  -------------

                                   Continued

THE ARCH FUND, INC.
National Municipal Bond Portfolio

                 Schedule of Portfolio Investments, Continued
                               November 30, 1997

                                     Security                         Market
  Shares                           Description                        Value
------------ ---------------------------------------------------- -------------
Investment Companies (0.7%):
 2,266,000   Federated Tax-Free Fund............................. $   2,266,000
   109,000   Nuveen Tax-Exempt Fund..............................       109,000
                                                                  -------------
   Total Investment Companies (Cost $2,375,000)                       2,375,000
                                                                  -------------
   Total Investments (Cost--$362,674,799)(a) (101.8%)               374,468,781

   Liabilities in Excess of Other Assets (-1.8%)                     (6,454,695)
                                                                  -------------
   Total Net Assets (100.0%)                                      $ 368,014,086
                                                                  =============

------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
         Unrealized appreciation .....................$  11,836,403
         Unrealized depreciation .....................      (42,421)
                                                      -------------
         Net unrealized appreciation .................$  11,793,982
                                                      =============

* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at November 30, 1997. The date presented reflects the next rate change date.

AMBAC    AMBAC Indemnity Corp.
AMT      Alternative Minimum Tax
FGIC     Financial Guaranty Insurance Corp.
FSA      Financial Securities Assurance, Inc.
G.O.     General Obligation
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
PSF      Permanent School Fund
TCRS     Transferrable Custodial Receipts


                       See notes to financial statements

THE ARCH FUND, INC.
Intermediate Corporate Bond Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997



Principal                      Security                        Market
  Amount                      Description                       Value
----------   ---------------------------------------------   -----------
Corporate Bonds (62.6%):
Automotive (4.7%):
$  200,000   Ford Motor Credit, 9.38%, 12/15/97...........   $   200,278
   800,000   Ford Motor Credit, 7.50%, 1/15/03............       840,000
   500,000   General Motors Acceptance Corp.,
               8.50%, 2/4/02..............................       539,375
   500,000   General Motors Acceptance Corp.
               Global Bond, 6.75%, 2/7/02.................       508,750
                                                             -----------
                                                               2,088,403
                                                             -----------
Banking (8.8%):
   200,000   BankAmerica Corp., 8.13%, 2/1/02.............       212,750
   500,000   Bankers Trust New York, 7.25%,
               1/15/03....................................       516,250
   400,000   Boatmen's Bancshares, 8.63%,
               11/15/03...................................       443,000
   500,000   Chase Manhattan Corp., 7.13%, 3/1/05.........       516,875
   500,000   NationsBank Corp., 7.75%, 8/15/04............       533,750
   600,000   NationsBank Corp., 6.88%, 2/15/05............       612,750
   750,000   Toronto-Dominion Bank-NY, 7.88%,
               8/15/04....................................       768,750
   300,000   Wells Fargo & Co., 8.38%, 5/15/02............       322,875
                                                             -----------
                                                               3,927,000
                                                             -----------
Beverages (5.6%):
   200,000   Anheuser-Busch Cos., Inc., 8.75%,
               12/1/99....................................       210,000
 1,000,000   Anheuser-Busch Cos., Inc., 6.75%,
               8/1/03.....................................     1,027,500
 1,000,000   Brown-Forman, Corp., 7.38%, 5/10/05..........     1,056,250
   200,000   Coca-Cola Co., 7.88%, 9/15/98................       202,720
                                                             -----------
                                                               2,496,470
                                                             -----------
Entertainment (2.3%):
 1,000,000   Walt Disney Co., Global Bond,
               6.75%, 3/30/06(b)..........................     1,027,500
                                                             -----------
Financial Services (7.2%):
   500,000   Bear Stearns Co., Inc., 9.13%,
               4/15/98....................................       506,130
   500,000   Bear Stearns Co., Inc., 8.25%,
               2/1/02.....................................       533,750
 1,000,000   CIT Group Holdings, 6.80%, 4/17/00...........     1,015,000
   300,000   Merrill Lynch & Co., 7.75%, 3/1/99...........       306,375
   500,000   Merrill Lynch & Co., 8.00%, 6/1/07...........       551,875
   300,000   United Postal Savings, 9.00%,
               7/26/99....................................       313,500
                                                             -----------
                                                               3,226,630
                                                             -----------
Food Products (5.8%):
 1,000,000   Campbell Soup Co., 6.90%, 10/15/06...........     1,042,500
   200,000   General Mills, 8.47%, 12/15/98...............       204,366
 1,000,000   General Mills, 8.90%, 3/15/06................     1,167,500
   150,000   Quaker Oats Co., 9.00%, 12/7/01..............       164,114
                                                             -----------
                                                               2,578,480
                                                             -----------
Food Service (1.1%):
   500,000   McDonald's Corp., 6.50%, 8/1/07..............       508,125
                                                             -----------
Health Care (2.5%):
 1,000,000   Eli Lilly & Co., 8.38%, 12/1/06..............     1,138,750
                                                             -----------
Industrial Goods & Services (6.8%):
   150,000   BP Amercia, Inc., 9.38%, 11/1/00.............       162,750
   200,000   BP America, Inc., 8.50%, 4/15/01.............       214,250
   100,000   Clorox, 8.80%, 7/15/01.......................       107,875
   200,000   E.I. duPont de Nemours, 8.50%,
               2/15/03....................................       213,000


                                   Continued

THE ARCH FUND, INC.
Intermediate Corporate Bond Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997



Principal                      Security                        Market
  Amount                      Description                       Value
----------   ---------------------------------------------   -----------
Corporate Bonds, continued:
Industrial Goods & Services, continued:
$1,000,000   E.I. duPont de Nemours, 8.13%,
               3/15/04....................................   $ 1,093,750
   200,000   Kimberly-Clark, 8.63%,
               5/1/01.....................................       215,500
 1,000,000   Texaco Capital, 7.09%,
               2/1/07(b)..................................     1,052,500
                                                             -----------
                                                               3,059,625
                                                             -----------
Retail Stores (2.4%):
   400,000   Wal-Mart Stores, 8.63%, 4/1/01...............       429,000
   600,000   Wal-Mart Stores, 7.50%, 5/15/04..............       639,750
                                                             -----------
                                                               1,068,750
                                                             -----------
Technology (2.4%):
 1,000,000   Motorola, Inc., 7.60%,
               1/1/07.....................................     1,087,500
                                                             -----------
Telecommunications (7.0%):
 1,000,000   AT&T Corp., 6.75%, 4/1/04....................     1,022,500
 1,000,000   Lucent Technologies Inc., 7.25%,
               7/15/06....................................     1,058,750
 1,000,000   Pacific Bell, 7.25%, 7/1/02(b)...............     1,038,750
                                                             -----------
                                                               3,120,000
                                                             -----------
Transportation & Shipping (0.5%):
   200,000   Union Pacific Co., 7.88%, 2/15/02............       209,250
                                                             -----------
Utility - Electricity (1.9%):
   810,000   Wisconsin Power & Light, 7.00%,
               6/15/07....................................       845,438
                                                             -----------
Utility - Gas (3.6%):
 1,500,000   Laclede Gas Co., 7.50%, 11/1/07..............     1,614,375
                                                             -----------

  Total Corporate Bonds (Cost $27,066,213)                    27,996,296
                                                             -----------
Medium Term Notes (6.9%):
Financial Services (2.4%):
 1,000,000   General Electric Capital Corp.,
               7.66%, 8/2/04..............................     1,081,250
                                                             -----------
Health Care-Drugs (2.3%):
 1,000,000   SmithKline Beecham, 6.63%, 10/1/01...........     1,013,750
                                                             -----------
Telecommunications (2.2%):
 1,000,000   Southwestern Bell, 6.56%, 11/15/05...........     1,007,500
                                                             -----------

  Total Medium Term Notes
    (Cost $3,063,663)                                          3,102,500
                                                             -----------
U.S. Government Agencies (23.0%):
Federal Farm Credit Bank:
   500,000   8.95%, 6/1/06................................       587,975

Federal Home Loan Mortgage Corp.:
   484,197   6.00%, 2/1/11, Pool #E62600..................       474,358
 1,894,906   6.50%, 1/1/12, Pool #E00465..................     1,890,757
   486,990   6.50%, 6/1/12, Pool #E67063..................       485,923

Federal National Mortgage Assoc.:
   783,313   7.00%, 11/1/10, Pool #328614.................       792,125
   961,541   7.00%, 6/1/11, Pool #349980..................       972,358
   963,213   6.50%, 3/1/12, Pool #372705..................       960,198
   910,964   6.50%, 3/1/12, Pool #372719..................       908,112

Government National Mortgage Assoc.:
   998,096   6.00%, 4/15/26, Pool #345610.................       958,791
 1,000,811   6.50%, 1/15/27, Pool #439817.................       985,478
   968,027   7.00%, 1/15/27, Pool #442297.................       971,657
   296,478   7.00%, 9/15/27, Pool #455304.................       297,590
                                                             -----------
  Total U.S. Government Agencies
    (Cost $10,122,498)                                        10,285,322
                                                             -----------
U.S. Treasury Notes (5.9%):
   500,000   7.25%, 8/15/04(b)............................       538,015
 1,500,000   5.88%, 11/15/05..............................     1,497,570
   600,000   6.63%, 5/15/07(b)............................       631,602
                                                             -----------
  Total U.S. Treasury Notes
    (Cost $2,649,692)                                          2,667,187
                                                             -----------


                                   Continued

THE ARCH FUND, INC.
Intermediate Corporate Bond Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997



Principal                      Security                        Market
  Amount                      Description                       Value
----------   ---------------------------------------------   -----------
Investment Companies (1.9%):
   849,997   Federated Money Market Trust.................   $   849,997
                                                             -----------
  Total Investment Companies
    (Cost $849,997)                                              849,997
                                                             -----------
  Total Investments
    (Cost--$43,752,063)(a) (100.3%)                           44,901,302

  Liabilities in Excess
    of Other Assets (-0.3%)                                     (154,081)
                                                             -----------
  Total Net Assets (100.0%)                                  $44,747,221
                                                             ===========

-------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation ...................... $1,192,521
          Unrealized depreciation ......................    (43,282)

                                                         ----------
          Net unrealized appreciation .................. $1,149,239
                                                         ==========

(b) A portion of this security was loaned as of November 30, 1997.


                       See notes to financial statements

THE ARCH FUND, INC.
Bond Index Portfolio

                        Schedule of Portfolio Investments
                                November 30, 1997




  Principal                   Security                       Market
    Amount                   Description                     Value
---------------  -----------------------------------    -----------------
Corporate Bonds (25.8%):
Automotive (3.9%):
$    1,000,000   Ford Motor Credit Co., 7.75%,
                    11/15/02 .......................    $      1,060,000
     2,000,000   Ford Motor Credit Co., Global
                    Bond, 7.00%, 9/25/01(b) ........
                                                               2,052,500
     2,000,000   General Motors Corp., 8.88%,
                    5/15/03 ........................           2,225,000
                                                        -----------------
                                                               5,337,500
                                                        -----------------
Beverages (2.2%):
     3,000,000   PepsiCo, Inc., 6.80%,
                    5/15/00 ........................           3,048,750
                                                        -----------------
Entertainment (1.5%):
     1,000,000   Walt Disney Co., Global Bond,
                    Series A, 6.38%, 3/30/01 .......           1,008,750
     1,000,000   Walt Disney Co., Global Bond,
                    Series B, 6.75%, 3/30/06(b) ....           1,027,500
                                                        -----------------
                                                               2,036,250
                                                        -----------------
Financial Services (10.1%):
     1,800,000   American Express Credit, 6.50%,
                    8/1/00 .........................           1,815,750
     1,000,000   Dean Witter Discover & Co., 6.25%,
                    3/15/00 ........................           1,002,500
     1,500,000   Dean Witter Discover & Co., 6.75%,
                    8/15/00 ........................           1,522,500
     2,000,000   General Electric Capital Corp.,
                    8.85%, 4/1/05 ..................           2,307,500
     1,000,000   General Electric Capital Corp.,
                    8.50%, 7/24/08 .................           1,162,500
     1,000,000   Household Finance Corp., 7.45%,
                    4/1/00, Guaranteed by Household
                    International...................           1,025,000
     1,000,000   Household Finance Corp., 8.38%,
                    11/15/01 .......................           1,073,750
     1,000,000   Household Finance Corp., 6.88%,
                    3/1/07(b) ......................           1,025,000
     2,000,000   Merrill Lynch & Co., 6.70%, 8/1/00.           2,027,500
     1,000,000   Merrill Lynch & Co., 8.00%, 2/1/02.           1,062,500
                                                        -----------------
                                                              14,024,500
                                                        -----------------
Industrial Goods & Services (0.7%):
     1,000,000   E.I. duPont de Nemours, 6.75%,
                    9/1/07 .........................           1,027,500
                                                        -----------------
Oil & Exploration Products & Services (1.2%):
     1,500,000   Texaco Capital, 9.45%, 3/1/00......           1,606,875
                                                        -----------------
Retail Stores - Discount (1.6%):
     2,000,000   Wal-Mart Stores, Inc., 9.10%,
                    7/15/00 ........................           2,142,500
                                                        -----------------
Telecommunications (4.6%):
     1,000,000   Bell Telephone Co. of
                    Pennsylvania, 8.75%, 8/15/31 ...           1,262,500
     3,000,000   Lucent Technologies, Inc., 6.90%,
                    7/15/01 ........................           3,071,250
     1,000,000   Northern Telecom Ltd., 6.88%,
                    10/1/02 ........................           1,023,750
     1,000,000   Pacific Bell, 7.25%, 7/1/02 .......           1,038,750
                                                        -----------------
                                                               6,396,250
                                                        -----------------

     Total Corporate Bonds
       (Cost $34,969,550)                                     35,620,125
                                                        -----------------
U.S. Government Agencies (30.9%):
Federal Home Loan Bank (0.8%):
     1,000,000   6.67%, 1/8/07, Series I-07 ........           1,034,690
                                                        -----------------
Federal Home Loan Mortgage Corp. (12.9%):
       174,251   6.50%, 1/1/98, Gold Pool #L90010 ..             174,850
       733,249   6.00%, 4/1/98, Gold Pool #M17791 ..             728,894
       187,702   6.50%, 4/1/98, Gold Pool #M17876 ..             188,699
       111,232   6.50%, 5/1/98, Gold Pool #M18001 ..             111,823
        45,363   8.50%, 10/1/01, Pool #200055 ......              46,709

                                   Continued

THE ARCH FUND, INC.
Bond Index Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997



  Principal                   Security                       Market
    Amount                   Description                     Value
---------------  ------------------------------------   -----------------
U.S. Government Agencies, continued:
Federal Home Loan Mortgage Corp., continued:
$      166,475   9.00%, 3/1/03, Pool #380019 .......    $        172,978
        58,482   9.00%, 5/1/03, Pool #380021 .......              60,767
       422,401   7.00%, 11/1/10, Gold Pool #E62010 .             427,546
       365,363   7.00%, 11/1/10, Gold Pool #E20202 .             369,813
       484,197   6.00%, 2/1/11, Pool #E62600 .......             474,358
       922,751   6.00%, 3/1/11, Gold Pool #E63503 ..             904,001
       928,746   6.00%, 4/1/11, Gold Pool #E63515 ..             909,874
       928,496   6.00%, 6/1/11, Gold Pool #E00439 ..             909,629
     1,042,411   7.00%, 7/1/11, Gold Pool #E20252 ..           1,055,108
     1,466,562   6.00%, 3/1/12, Gold Pool #E66538 ..           1,436,762
       245,599   6.00%, 2/1/26, Gold Pool #D68286 ..             235,544
     2,269,954   6.00%, 3/1/26, Gold Pool #C80393 ..           2,177,022
       429,535   6.00%, 4/1/26, Gold Pool #D70772 ..             411,950
       386,950   6.00%, 4/1/26, Gold Pool #D70405 ..             371,108
       115,494   6.00%, 4/1/26, Gold Pool #C80395 ..             110,765
       477,700   8.00%, 11/1/26, Gold Pool #D76134 .             493,822
        28,546   6.00%, 12/1/26, Gold Pool #D76870 .              27,377
       854,039   6.00%, 12/1/26, Gold Pool #C80465 .             819,074
       927,764   8.00%, 12/1/26, Gold Pool #D76530 .             959,076
       439,109   8.00%, 12/1/26, Gold Pool #D76906 .             453,929
       938,930   7.00%, 1/1/27, Gold Pool #D77743 ..             943,033
     1,971,860   7.00%, 1/1/27, Gold Pool #D77720 ..           1,980,477
       897,693   8.00%, 1/1/27, Gold Pool #C00490 ..             927,990
                                                        -----------------
                                                              17,882,978
                                                        -----------------
Federal National Mortgage Assoc. (5.9%):
       604,549   6.00%, 11/1/00, Pool #190070 ......             596,237
       934,674   6.00%, 5/1/11, Pool #337194 .......             914,812
       968,672   6.00%, 2/1/12, Pool #250917 .......             948,088
       971,783   6.00%, 3/1/12, Pool #359504 .......             951,133
       977,223   6.00%, 3/1/12, Pool #373131 .......             956,457
       933,765   6.00%, 3/1/12, Pool #374638 .......             913,923
       500,000   8.35%, 11/10/99 ...................             521,940
       351,714   9.00%, 10/1/26, Pool #353671 ......             374,023
       460,236   9.00%, 10/1/26, Pool #358137 ......             489,429
       306,023   9.00%, 10/1/26, Pool #361800 ......             325,434
       320,775   9.00%, 11/1/26, Pool #358703 ......             341,122
       497,132   9.00%, 11/1/26, Pool #364453 ......             528,665
       323,061   9.00%, 12/1/26, Pool #368686 ......             343,553
                                                        -----------------
                                                               8,204,816
                                                        -----------------
Government National Mortgage Assoc. (11.3%):
       187,222   7.50%, 4/15/02, Pool #210173 ......             192,370
        29,628   7.50%, 7/15/02, Pool #216193 ......              30,443
       436,094   7.50%, 7/15/08, Pool #349404 ......             448,087

                                   Continued

THE ARCH FUND, INC.
Bond Index Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997


  Principal                   Security                       Market
    Amount                   Description                     Value
---------------  ------------------------------------   -----------------
U.S. Government Agencies, continued:
Government National Mortgage Assoc., continued:
$      147,404   7.50%, 8/15/10, Pool #413412 ......    $        151,458
        96,039   7.50%, 9/15/10, Pool #413117 ......              98,680
       457,301   7.50%, 11/15/10, Pool #415775 .....             469,877
        50,954   6.00%, 3/15/11, Pool #425964 ......              50,078
        22,225   6.50%, 3/15/11, Pool #419123 ......              22,274
       437,515   6.00%, 4/15/11, Pool #393849 ......             429,994
        59,054   6.00%, 4/15/11, Pool #421800 ......              58,039
       485,314   6.00%, 4/15/11, Pool #429397 ......             476,972
        53,161   6.00%, 5/15/11, Pool #345647 ......              52,247
       584,785   6.00%, 5/15/11, Pool #421871 ......             574,733
       526,382   6.00%, 5/15/11, Pool #432659 ......             517,334
       572,650   6.50%, 5/15/11, Pool #412598 ......             573,899
       397,335   6.50%, 5/15/11, Pool #432640 ......             398,201
       273,992   6.00%, 6/15/11, Pool #406582 ......             269,282
       324,749   6.00%, 6/15/11, Pool #423828 ......             319,166
       536,288   6.50%, 6/15/11, Pool #426173 ......             537,457
       384,999   6.50%, 8/15/11, Pool #421746 ......             385,838
       484,302   6.50%, 2/15/12, Pool #393334 ......             485,358
       451,746   6.50%, 3/15/12, Pool #399161 ......             452,731
     1,411,605   7.50%, 7/15/12, Pool #447382 ......           1,450,424
       271,452   8.50%, 11/15/21, Pool #297863 .....             284,175
       465,996   8.00%, 5/15/23, Pool #350495 ......             482,306
       513,418   9.00%, 5/15/25, Pool #386743 ......             547,432
       270,768   9.00%, 5/15/25, Pool #401372 ......             288,707
       294,545   9.50%, 8/15/25, Pool #414557 ......             318,937
       465,567   7.50%, 10/15/25, Pool #366152 .....             475,167
       490,132   7.50%, 10/15/25, Pool #366154 .....             500,238
        70,211   6.50%, 3/15/26, Pool #419578 ......              69,135
       969,572   6.50%, 4/15/26, Pool #422656 ......             954,719
        85,206   6.50%, 5/15/26, Pool #428852 ......              83,901
       813,230   6.50%, 6/15/26, Pool #423801 ......             800,771
       579,160   7.00%, 8/20/26, Pool #2266 ........             578,796
       374,640   9.50%, 9/15/26, Pool #438724 ......             405,664
        56,473   9.50%, 10/15/26, Pool #436991 .....              61,149
       222,373   9.50%, 10/15/26, Pool #438728 .....             240,788
       160,582   9.50%, 11/15/26, Pool #436994 .....             173,880
       375,325   9.50%, 11/15/26, Pool #438731 .....             406,405
       494,130   7.00%, 9/15/27, Pool #455304 ......             495,983
                                                        -----------------
                                                              15,613,095
                                                        -----------------

   Total U.S. Government Agencies
      (Cost $42,220,698)                                      42,735,579
                                                        -----------------
U.S. Treasury Bonds (21.3%):
     4,175,000   12.75%, 11/15/10, Callable on
                    11/15/05 @ 100..................           5,943,405

                                   Continued

THE ARCH FUND, INC.
Bond Index Portfolio

                  Schedule of Portfolio Investments, Continued
                                November 30, 1997



  Principal                   Security                       Market
    Amount                   Description                     Value
---------------  ------------------------------------   -----------------
U.S. Treasury Bonds, continued:
$    2,055,000   12.00%, 8/15/13, Callable on
                    8/15/08 @ 100...................    $      3,011,972
     1,250,000   7.50%, 11/15/16 ...................           1,441,887
     1,500,000   8.75%, 5/15/17(b) .................           1,945,020
     6,000,000   8.13%, 8/15/19(b) .................           7,425,120
     2,000,000   8.75%, 8/15/20 ....................           2,637,460
     6,000,000   7.63%, 11/15/22(b) ................           7,138,680
                                                        -----------------
   Total U.S. Treasury Bonds (Cost $26,573,839)               29,543,544
                                                        -----------------
U.S. Treasury Notes (21.1%):
     8,400,000   6.38%, 5/15/99(b)..................           8,469,552
     9,000,000   6.00%, 10/15/99(b).................           9,043,290
       200,000   6.13%, 7/31/00.....................             201,612
     1,000,000   6.25%, 8/31/00(b)..................           1,011,160
     4,000,000   5.75%, 10/31/00(b).................           3,994,400
     1,000,000   5.50%, 12/31/00....................             991,030
       500,000   6.38%, 9/30/01.....................             508,835
     2,100,000   5.88%, 9/30/02(b)..................           2,102,835
       300,000   7.25%, 5/15/04(b)..................             322,131
     1,700,000   6.50%, 5/15/05(b)..................           1,761,761
       750,000   6.63%, 5/15/07(b)..................             789,502
                                                        -----------------
   Total U.S. Treasury Notes
      (Cost $28,805,393)                                      29,196,108
                                                        -----------------
Investment Companies (0.5%):
       712,841   Federated Money Market Trust ......             712,841
                                                        -----------------
   Total Investment Companies
      (Cost $712,841)                                            712,841
                                                        -----------------
   Total Investments (Cost--$133,282,321)
      (a) (99.6%)                                            137,808,197
   Other Assets in Excess of Liabilities (0.4%)                  592,874
                                                        -----------------
   Total Net Assets (100.0%)                            $    138,401,071
                                                        =================

-------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation ......................   $   4,635,118
         Unrealized depreciation ......................        (109,242)
                                                          --------------
         Net unrealized appreciation ..................   $   4,525,876
                                                          ==============

(b)  A portion of this security was loaned as of November 30, 1997.

                       See notes to financial statements

THE ARCH FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1997

1.ORGANIZATION

  The ARCH Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of November 30, 1997, the Fund is authorized to offer the following investment portfolios: Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Small Cap Equity, International Equity, Equity Income, Equity Index, Growth Equity (formerly the Arrow Equity Portfolio), Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Intermediate Corporate Bond and Bond Index Portfolios (referred to individually as a "Portfolio" and collectively, the "Portfolios"). The Fund was organized as a Maryland corporation on September 9, 1982. The Kansas Tax-Exempt Bond and Small Cap Equity Index Portfolios have not yet commenced operations.

  The Portfolio's investment objectives are as follows:

  Money Market Portfolio -- To seek current income with liquidity and stability of principal. In pursuing its investment objective, the Portfolio invests substantially all of its assets in a broad range of money market instruments.

  Treasury Money Market Portfolio -- To seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. In pursuing its investment objective, the Portfolio invests in selected money market obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government.

  Tax-Exempt Money Market Portfolio -- To seek as high level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio invests substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities.

  Growth & Income Equity Portfolio -- To provide long-term capital growth, with income a secondary consideration. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants and securities convertible into common stock.

  Small Cap Equity Portfolio -- To seek capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. In pursuing its investment objective, the Portfolio (which was formerly Emerging Growth Portfolio) normally invests at least 65% of its total assets in common stock of emerging or established small- to medium-sized companies with above-average potential for price appreciation.

  International Equity Portfolio -- To provide capital growth consistent with reasonable investment risk. The Portfolio seeks to achieve this objective by investing principally in foreign equity securities, most of which will be denominated in foreign currencies.

  Equity Income Portfolio -- To seek to provide an above-average level of income consistent with long-term capital appreciation. In pursuing its investment objective, the Portfolio intends to invest, under normal market and economic conditions, substantially all of its assets in common stock, preferred stock, rights, warrants, and securities convertible into common stock.


                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997


  Equity Index Portfolio -- To seek investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. publicly traded common stocks with large stock market capitalizations, as represented by the Standard & Poor's 500 Composite Stock Price Index.

  Growth Equity Portfolio -- To seek capital appreciation by investing primarily in equity securities of companies selected on the basis of assessment of earnings and the risk and volatility of each company's business.

  Balanced Portfolio -- To seek to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio seeks to achieve its objective by using a disciplined approach of allocating assets primarily among three major assets groups, i.e. equity securities, fixed income securities and cash equivalents.

  Government & Corporate Bond Portfolio -- To seek the highest level of current income consistent with conservation of capital. In pursuing its investment objective, the Portfolio intends to invest at least 65% of its assets in fixed-income and related debt securities rated in one of the three highest rating categories assigned by a Rating Agency at the time of purchase or in unrated investments deemed by the Advisor to be of comparable quality pursuant to guidelines approved by the Fund's Board of Directors.

  U.S. Government Securities Portfolio -- To seek a high rate of current income that is consistent with relative stability of principal. In pursuing its investment objective, the Portfolio invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities normally having remaining maturities of 1 to 30 years and repurchase agreements relating to such obligations.

  Short-Intermediate Municipal Portfolio -- To seek as high a level of current income, exempt from regular federal income tax, as is consistent with preservation of capital. The Portfolio seeks to achieve its objective by investing substantially all of its assets in investment grade Municipal Obligations.

  Missouri Tax-Exempt Bond Portfolio -- To seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. In pursuing its investment objective, the Portfolio invests substantially all of its assets in investment-grade Missouri Municipal Obligations, that are also exempt from Missouri income tax.

  National Municipal Bond Portfolio -- To seek as high a level of current interest income exempt from federal income tax as is consistent with conservation of capital. In pursuing its investments objective, the Portfolio intends to invest, under normal market and economic conditions, substantially all of its assets in investment grade Municipal Obligations.

  Intermediate Corporate Bond Portfolio -- To seek as high a level of current income as is consistent with the preservation of capital. In pursuing its investment objective, the Portfolio will invest, under normal market and economic conditions, at least 65% of its total assets in non-convertible corporate debt obligations.

  Bond Index Portfolio -- To seek to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. Government, mortgage-backed, asset-backed and corporate debt securities, as represented by the Lehman Brothers Aggregate Bond Index.


                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997


2.SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

  SECURITIES VALUATION:

  The securities of the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios (collectively, "the money market portfolios") are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. In addition, the money market portfolios may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days. The securities of the Growth & Income Equity, Small Cap Equity, International Equity, Equity Income, Equity Index, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Intermediate Corporate Bond and Bond Index Portfolios (collectively, "the variable net asset value portfolios") that are traded on a recognized exchange are valued at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of market value when available. Securities for which there were no transactions are valued at the mean of the most recent bid and asked prices. Securities maturing in 60 days or less are valued at amortized cost. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser (or the sub-investment adviser) in accordance with guidelines approved by the Fund's Board of Directors. Quotations of foreign securities in foreign currency are converted to the U.S. dollar equivalent at the prevailing exchange rate on the date of conversion. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of the investments of the variable net asset portfolios are reflected as unrealized appreciation or depreciation.

  REPURCHASE AGREEMENTS:

  The Portfolios may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral exceeds at all times the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolios' investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate potential risks.


                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997


  SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

  Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments, is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized and unrealized gains and losses are allocated based upon relative net assets of each class of shares.

  FOREIGN CURRENCY TRANSLATION:

  The market value of investment securities, other assets and liabilities of the International Equity, Equity Index and Growth Equity Portfolios denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  The International Equity, Equity Index and Growth Equity Portfolios to the extent they invest in foreign-denominated securities, isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates on securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in exchange rates.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the International Equity Portfolio and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

  FORWARD CURRENCY EXCHANGE CONTRACTS:

  The International Equity Portfolio may enter into a forward foreign currency exchange contract ("forward"). A forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation


                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

  in value during the period the forward was opened. The Portfolio could be exposed to risk if a counter party is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  SECURITIES LENDING:

  To increase return, the Growth & Income Equity, Small Cap Equity, International Equity, Equity Income, Equity Index, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, National Municipal Bond, Intermediate Corporate Bond and Bond Index Portfolios may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities pursuant to agreements requiring that the loans be continuously secured by collateral equal, at all times, in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, irrevocable letters of credit, or any combination thereof. The collateral must be valued daily, and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Loans are subject to termination by the Portfolio or the borrower at any time. The risks, to the Portfolios, of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. In addition, if cash collateral invested by a Portfolio is less than the amount required to be returned to the borrower as a result of a decrease in the value of the cash collateral investments, the Portfolios must compensate the borrower for the deficiency. At November 30, 1997, the following Portfolios had securities with the following market values on loan:

                                          MARKET VALUE OF MARKET VALUE OF LOANED
   PORTFOLIO                                COLLATERAL          SECURITIES
   ---------                              --------------- ----------------------
   Growth & Income Equity Portfolio.....    $23,676,239        $23,211,999
   Small Cap Equity Portfolio...........     34,927,872         34,243,012
   Equity Income Portfolio..............      4,777,849          4,684,166
   Balanced Portfolio...................     18,521,357         18,158,193
   Government & Corporate Bond
    Portfolio...........................     49,628,036         48,654,938
   U.S. Government Securities Portfolio.      9,651,645          9,462,398
   Intermediate Corporate Bond
    Portfolio...........................      3,097,699          3,036,960
   Bond Index Portfolio.................     25,702,967         25,198,988

  The loaned securities were fully collateralized by cash and U.S. Government Securities.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

  Dividends on each share of the Portfolios are determined in the same manner, irrespective of class, except that shares of each class bear separate fees under either a Distribution and Services Plan or an Administrative Services Plan adopted for each class and enjoy certain exclusive voting rights on matters relating to these fees. It is the policy of the Money Market, Treasury Money Market, Tax-Exempt Money Market, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Intermediate Corporate Bond, and Bond Index Portfolios to declare dividends daily from net investment income and to pay such dividends no later than five business



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

  days after the end of the month. Net investment income for the Growth & Income Equity, Equity Income, Equity Index, Growth Equity and Balanced Portfolios is declared and paid monthly as a dividend to shareholders of record. The Small Cap Equity and International Equity Portfolios declare and pay dividends from net investment income quarterly. Net realized capital gains for each Portfolio, if any, are distributed at least annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in order to avoid the 4% excise tax to which a Portfolio is subject with respect to certain undistributed amounts of net investment income and capital gains.

  Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of November 30, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                                    ACCUMULATED    ACCUMULATED
                                                   UNDISTRIBUTED   NET REALIZED
                                                   NET INVESTMENT  GAIN/(LOSS)
                                                       INCOME     ON INVESTMENTS
                                                   -------------- --------------
   Treasury Money Market Portfolio................   $     357      $    (357)
   Small Cap Equity Portfolio.....................     106,581       (133,088)
   International Equity Portfolio.................     274,842       (268,877)
   Equity Income Portfolio........................       6,930            --
   Equity Index Portfolio.........................       4,004            --
   Growth Equity Portfolio........................       4,235            --
   Balanced Portfolio.............................     (14,156)        14,156
   Government & Corporate Bond Portfolio..........      72,668        (72,668)
   U.S. Government Securities Portfolio...........      39,236        (39,236)
   Missouri Tax-Exempt Bond Portfolio.............         --               5
   Intermediate Corporate Bond Portfolio..........       7,399         (2,239)
   Bond Index Portfolio...........................    (184,726)       193,662

  FEDERAL INCOME TAXES:

  It is the policy of each of the Portfolios to qualify, or to continue to qualify, as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997


  For federal income tax purposes, the following Portfolios have capital loss carryforwards as of November 30, 1997, which are available to offset future capital gains, if any:

                                                                AMOUNT   EXPIRES
                                                              ---------- -------
   Money Market Portfolio.................................... $    4,907  2003
   Government & Corporate Bond Portfolio..................... $   65,133  2002
                                                               1,171,567  2003
                                                                 210,648  2005
                                                              ----------
                                                              $1,447,348
                                                              ==========
   U.S. Government Securities Portfolio...................... $  325,257  2004
                                                                 279,506  2005
                                                              ----------
                                                              $  604,763
                                                              ==========
   Missouri Tax-Exempt Bond Portfolio........................ $  118,537  2003
                                                                      31  2005
                                                              ----------
                                                              $  118,568
                                                              ==========

  ORGANIZATION COSTS:

  The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying shares for distribution under federal and state securities regulations. All such costs are amortized using the straight-line method over a period of five years from the dates each Portfolio commenced operations: April 4, 1994 for the International Equity Portfolio, from February 27, 1997 for the Equity Income Portfolio, from May 1, 1997 for the Equity Index Portfolio, January 4, 1993 for the Growth Equity Portfolio, from April 1, 1993 for the Balanced Portfolio, from November 18, 1996 for the National Municipal Bond Portfolio, from February 10, 1997 for the Intermediate Corporate Bond Portfolio and the Bond Index Portfolio. As of November 30, 1997, all costs were fully amortized for the Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Small Cap Equity, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, and Missouri Tax-Exempt Bond Portfolios.

  OTHER:

  Operating expenses of the Fund not directly attributable to a Portfolio or to any class of shares of a Portfolio are prorated among the Portfolios based on the relative net assets of each Portfolio or other appropriate basis. Operating expenses directly attributable to a Portfolio or class are charged directly to that Portfolio's or class' operations. Fees paid under either a Distribution and Services Plan or an Administrative Services Plan are borne by the specific class of shares to which they apply.

3.SHARES OF COMMON STOCK

  The Fund is authorized to issue four classes of Portfolio shares in each Portfolio (except as noted): Investor A Shares, Investor B Shares (except the Treasury Money Market, Tax-Exempt Money Market, Equity Index, Short-Intermediate Municipal, Intermediate Corporate Bond, Bond Index and Small Cap Equity Index Portfolios), Trust Shares, and Institutional Shares (except the Tax-Exempt Money Market, Missouri Tax-



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

  Exempt Bond, Short-Intermediate Municipal, National Municipal Bond and Kansas Tax-Exempt Bond Portfolios). Investor A shares of the variable net asset value portfolios are sold with front-end sales charges. Investor B Shares of the variable net asset value portfolios may be subject to contingent deferred sales charges ("CDSC") based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares redeemed. The following table sets forth the time schedule of redemptions of Investor B Shares subject to CDSC:

                                                                       CDSC
                                                                  (PERCENTAGE OF
   NUMBER OF YEARS                                                AMOUNT SUBJECT
   ELAPSED SINCE PURCHASE                                         TO THE CHARGE)
   ----------------------                                         --------------
   One or less...................................................      5.0%
   More than one, but less than two..............................      4.0%
   Two, but less than three......................................      3.0%
   Three, but less than four.....................................      3.0%
   Four, but less than five......................................      2.0%
   Five, and up to and including six.............................      1.0%
   More than six.................................................      None

  Investor B Shares of the Money Market Portfolio are available for purchase only by those investors participating in the ARCH Asset Advisor Program or through exchanges of Investor B Shares of the variable net asset value portfolios. Each class of shares in a Portfolio has identical rights and privileges except with respect to the fees paid by the classes under either a Distribution and Services Plan or an Administrative Services Plan, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, the exchange privilege of each class of shares, and the automatic conversion of Investor B Shares of a Portfolio into Investor A Shares of that Portfolio eight years after purchase.



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997


  As of November 30, 1997, the Fund's Articles of Incorporation authorize the Board of Directors, in its discretion, to issue up to seven billion full and fractional shares of capital stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Fund into one or more additional classes. Pursuant to such authority, as of November 30, 1997, the Fund's shares were classified as follows:

                                                   REPRESENT INTERESTS IN:
                                         -------------------------------------------
            CLASS           SHARES (000)           PORTFOLIO               CLASS
   ------------------------ ------------ ----------------------------  -------------
   Class A   Shares........    550,000   Money Market                   Investor A
   Class A -- Special Se-
    ries 1 Shares..........  1,800,000   Money Market                   Trust
   Class A -- Special Se-
    ries 2 Shares..........    300,000   Money Market                   Investor B
   Class A -- Special Se-
    ries 3 Shares..........     50,000   Money Market                   Institutional
   Class B   Shares .......    100,000   Treasury Money Market          Investor A
   Class B -- Special Se-
    ries 1 Shares..........  1,000,000   Treasury Money Market          Trust
   Class B -- Special Se-
    ries 2 Shares..........    300,000   Treasury Money Market          Institutional
   Class C   Shares........      5,000   Growth & Income Equity         Investor A
   Class C -- Special Se-
    ries 1 Shares..........     50,000   Growth & Income Equity         Trust
   Class C -- Special Se-
    ries 2 Shares..........     20,000   Growth & Income Equity         Investor B
   Class C -- Special Se-
    ries 3 Shares..........     50,000   Growth & Income Equity         Institutional
   Class D   Shares........      5,000   Government & Corporate Bond    Investor A
   Class D -- Special Se-
    ries 1 Shares..........     50,000   Government & Corporate Bond    Trust
   Class D -- Special Se-
    ries 2 Shares..........     20,000   Government & Corporate Bond    Investor B
   Class D -- Special Se-
    ries 3 Shares..........     50,000   Government & Corporate Bond    Institutional
   Class E   Shares........      5,000   U.S. Government Securities     Investor A
   Class E -- Special Se-
    ries 1 Shares..........     15,000   U.S. Government Securities     Trust
   Class E -- Special Se-
    ries 2 Shares..........     20,000   U.S. Government Securities     Investor B
   Class E -- Special Se-
    ries 3 Shares..........     50,000   U.S. Government Securities     Institutional
   Class F   Shares........      5,000   Small Cap Equity               Investor A
   Class F -- Special Se-
    ries 1 Shares..........     15,000   Small Cap Equity               Trust
   Class F -- Special Se-
    ries 2 Shares..........     20,000   Small Cap Equity               Investor B
   Class F -- Special Se-
    ries 3 Shares..........     50,000   Small Cap Equity               Institutional
   Class G   Shares........      5,000   Balanced                       Investor A
   Class G -- Special Se-
    ries 1 Shares..........     15,000   Balanced                       Trust
   Class G -- Special Se-
    ries 2 Shares..........     20,000   Balanced                       Investor B
   Class G -- Special Se-
    ries 3 Shares..........     50,000   Balanced                       Institutional
   Class H   Shares........     10,000   International Equity           Investor A
   Class H -- Special Se-
    ries 1 Shares..........     10,000   International Equity           Trust
   Class H -- Special Se-
    ries 2 Shares..........     10,000   International Equity           Investor B
   Class H -- Special Se-
    ries 3 Shares..........     50,000   International Equity           Institutional




                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                                                   REPRESENT INTERESTS IN:
                                         -------------------------------------------
            CLASS           SHARES (000)           PORTFOLIO               CLASS
   ------------------------ ------------ ----------------------------  -------------
   Class I   Shares........     25,000   Short-Intermediate Municipal   Investor A
   Class I -- Special Se-
    ries 1 Shares..........     25,000   Short-Intermediate Municipal   Trust
   Class J   Shares........     50,000   Tax-Exempt Money Market        Investor A
   Class J -- Special Se-
    ries 1 Shares..........    300,000   Tax-Exempt Money Market        Trust
   Class K   Shares........     25,000   Missouri Tax-Exempt Bond       Investor A
   Class K -- Special Se-
    ries 1 Shares..........     25,000   Missouri Tax-Exempt Bond       Trust
   Class K -- Special Se-
    ries 2 Shares..........     10,000   Missouri Tax-Exempt Bond       Investor B
   Class L   Shares........     25,000   Kansas Tax-Exempt Bond         Investor A
   Class L -- Special Se-
    ries 1 Shares..........     25,000   Kansas Tax-Exempt Bond         Trust
   Class L -- Special Se-
    ries 2 Shares..........     10,000   Kansas Tax-Exempt Bond         Investor B
   Class M   Shares........     25,000   Equity Income                  Investor A
   Class M -- Special Se-
    ries 1 Shares..........     50,000   Equity Income                  Trust
   Class M -- Special Se-
    ries 2 Shares..........     25,000   Equity Income                  Investor B
   Class M -- Special Se-
    ries 3 Shares..........     25,000   Equity Income                  Institutional
   Class N   Shares........     25,000   National Municipal Bond        Investor A
   Class N -- Special Se-
    ries 1 Shares..........     50,000   National Municipal Bond        Trust
   Class N -- Special Se-
    ries 2 Shares..........     25,000   National Municipal Bond        Investor B
   Class O   Shares........     25,000   Intermediate Corporate Bond    Investor A
   Class O -- Special Se-
    ries 1 Shares..........     50,000   Intermediate Corporate Bond    Trust
   Class O -- Special Se-
    ries 2 Shares..........     25,000   Intermediate Corporate Bond    Institutional
   Class P   Shares........     25,000   Equity Index                   Investor A
   Class P -- Special Se-
    ries 1 Shares..........     50,000   Equity Index                   Trust
   Class P -- Special Se-
    ries 2 Shares..........     25,000   Equity Index                   Institutional
   Class Q   Shares........     25,000   Bond Index                     Investor A
   Class Q -- Special Se-
    ries 1 Shares..........     50,000   Bond Index                     Trust
   Class Q -- Special Se-
    ries 2 Shares..........     25,000   Bond Index                     Institutional
   Class R   Shares........     25,000   Small Cap Equity Index         Investor A
   Class R -- Special Se-
    ries 1 Shares..........     50,000   Small Cap Equity Index         Trust
   Class R -- Special Se-
    ries 2 Shares..........     25,000   Small Cap Equity Index         Institutional
   Class S   Shares........     25,000   Growth Equity                  Investor A
   Class S -- Special Se-
    ries 1 Shares..........     50,000   Growth Equity                  Trust
   Class S -- Special Se-
    ries 2 Shares..........     25,000   Growth Equity                  Investor B
   Class S -- Special Se-
    ries 3 Shares..........     25,000   Growth Equity                  Institutional
   Unclassified............  1,030,000

  Each Portfolio share represents an equal, proportionate interest in the Portfolio with respect to other shares outstanding, irrespective of series.



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

4.CAPITAL SHARE TRANSACTIONS
  Transactions in portfolio shares of the Fund were as follows:

                                  MONEY MARKET                    TREASURY MONEY
                                    PORTFOLIO                    MARKET PORTFOLIO
                         --------------------------------  ------------------------------
                              YEAR             YEAR            YEAR            YEAR
                              ENDED            ENDED           ENDED           ENDED
                          NOVEMBER 30,     NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                              1997             1996            1997            1996
                         ---------------  ---------------  -------------  ---------------
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued................ $   309,755,097  $   104,686,425  $  18,452,906  $    14,064,613
 Dividends reinvested...       5,145,284        3,310,910        276,548          198,801
 Cost of shares
  redeemed..............    (241,289,100)     (81,696,699)   (17,987,741)      (9,372,706)
                         ---------------  ---------------  -------------  ---------------
 Change in net assets
  from Investor A Share
  transactions.......... $    73,611,281  $    26,300,636  $     741,713  $     4,890,708
                         ===============  ===============  =============  ===============
INVESTOR B SHARES:
 Proceeds from shares
  issued................ $        46,996  $        64,563             --               --
 Dividends reinvested...           2,791              954             --               --
 Cost of shares
  redeemed..............         (18,022)         (24,585)            --               --
                         ---------------  ---------------  -------------  ---------------
 Change in net assets
  from Investor B Share
  transactions.......... $        31,765  $        40,932             --               --
                         ===============  ===============  =============  ===============
TRUST SHARES:
 Proceeds from shares
  issued................ $ 4,112,502,624  $ 2,117,336,443  $ 974,965,197  $   899,191,996
 Dividends reinvested...      15,379,414       11,554,554      3,220,851        3,311,570
 Cost of shares
  redeemed..............  (3,802,997,661)  (2,109,752,319)  (825,860,764)  (1,023,961,242)
                         ---------------  ---------------  -------------  ---------------
 Change in net assets
  from Trust Share
  transactions.......... $   324,884,377  $    19,138,678  $ 152,325,284  $  (121,457,676)
                         ===============  ===============  =============  ===============
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued................ $    70,987,898  $    77,856,028  $     714,908  $     5,811,068
 Dividends reinvested...          45,325            8,204            276              412
 Cost of shares
  redeemed..............     (64,931,657)     (75,283,110)      (781,277)      (5,541,015)
                         ---------------  ---------------  -------------  ---------------
 Change in net assets
  from Institutional
  Share transactions.... $     6,101,566  $     2,581,122  $     (66,093) $       270,465
                         ===============  ===============  =============  ===============
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued.................     309,755,097      104,686,425     18,452,906       14,064,613
 Reinvested.............       5,145,284        3,310,910        276,548          198,801
 Redeemed...............    (241,289,100)     (81,696,699)   (17,987,741)      (9,372,706)
                         ---------------  ---------------  -------------  ---------------
 Change in Investor A
  Shares................      73,611,281       26,300,636        741,713        4,890,708
                         ===============  ===============  =============  ===============
INVESTOR B SHARES:
 Issued.................          46,996           64,563             --               --
 Reinvested.............           2,791              954             --               --
 Redeemed...............         (18,022)         (24,585)            --               --
                         ---------------  ---------------  -------------  ---------------
 Change in Investor B
  Shares................          31,765           40,932             --               --
                         ===============  ===============  =============  ===============
TRUST SHARES:
 Issued.................   4,112,502,624    2,117,336,443    974,965,197      899,191,996
 Reinvested.............      15,379,414       11,554,554      3,220,851        3,311,570
 Redeemed...............  (3,802,997,661)  (2,109,752,319)  (825,860,764)  (1,023,961,242)
                         ---------------  ---------------  -------------  ---------------
 Change in Trust Shares.     324,884,377       19,138,678    152,325,284     (121,457,676)
                         ===============  ===============  =============  ===============
INSTITUTIONAL SHARES:
 Issued.................      70,987,898       77,856,028        714,908        5,811,068
 Reinvested.............          45,325            8,204            276              412
 Redeemed...............     (64,931,657)     (75,283,110)      (781,277)      (5,541,015)
                         ---------------  ---------------  -------------  ---------------
 Change in Institutional
  Shares................       6,101,566        2,581,122        (66,093)         270,465
                         ===============  ===============  =============  ===============




                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                              TAX-EXEMPT MONEY              GROWTH & INCOME
                              MARKET PORTFOLIO              EQUITY PORTFOLIO
                         ----------------------------  ---------------------------
                             YEAR           YEAR           YEAR           YEAR
                             ENDED          ENDED          ENDED         ENDED
                         NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                             1997           1996           1997           1996
                         -------------  -------------  -------------  ------------
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued................ $  42,324,801  $  27,071,489  $   6,774,856  $  9,870,808
 Dividends reinvested...       463,949        235,312      3,288,711     1,806,750
 Cost of shares
  redeemed..............   (44,984,145)   (14,725,931)    (7,579,480)   (3,418,441)
                         -------------  -------------  -------------  ------------
 Change in net assets
  from Investor A Share
  transactions.......... $  (2,195,395) $  12,580,870  $   2,484,087  $  8,259,117
                         =============  =============  =============  ============
INVESTOR B SHARES:
 Proceeds from shares
  issued................            --             --  $   2,201,422  $  2,406,329
 Dividends reinvested...            --             --        296,096        62,055
 Cost of shares
  redeemed..............            --             --       (415,984)     (141,771)
                         -------------  -------------  -------------  ------------
 Change in net assets
  from Investor B Share
  transactions..........            --             --  $   2,081,534  $  2,326,613
                         =============  =============  =============  ============
TRUST SHARES:
 Proceeds from shares
  issued................ $ 335,656,279  $ 186,179,822  $  68,543,364  $ 55,386,626
 Dividends reinvested...       377,277        327,245     22,757,271    17,221,218
 Cost of shares
  redeemed..............  (288,242,067)  (168,808,702)  (151,166,803)  (57,945,665)
                         -------------  -------------  -------------  ------------
 Change in net assets
  from Trust Share
  transactions.......... $  47,791,489  $  17,698,365  $ (59,866,168) $ 14,662,179
                         =============  =============  =============  ============
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued................            --             --  $  16,152,636  $ 24,656,743
 Dividends reinvested...            --             --      6,370,055     2,967,915
 Cost of shares
  redeemed..............            --             --    (14,151,970)   (3,784,451)
                         -------------  -------------  -------------  ------------
 Change in net assets
  from Institutional
  Share transactions....            --             --  $   8,370,721  $ 23,840,207
                         =============  =============  =============  ============
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued.................    42,324,801     27,071,489        358,479       598,426
 Reinvested.............       463,949        235,312        191,757       115,115
 Redeemed...............   (44,984,145)   (14,725,931)      (402,496)     (204,520)
                         -------------  -------------  -------------  ------------
 Change in Investor A
  Shares................    (2,195,395)    12,580,870        147,740       509,021
                         =============  =============  =============  ============
INVESTOR B SHARES:
 Issued.................            --             --        116,804       146,675
 Reinvested.............            --             --         17,441         3,961
 Redeemed...............            --             --        (21,377)       (8,326)
                         -------------  -------------  -------------  ------------
 Change in Investor B
  Shares................            --             --        112,868       142,310
                         =============  =============  =============  ============
TRUST SHARES:
 Issued.................   335,656,279    186,179,822      3,808,036     3,359,483
 Reinvested.............       377,277        327,245      1,324,519     1,095,493
 Redeemed...............  (288,242,067)  (168,808,702)    (8,530,932)   (3,405,972)
                         -------------  -------------  -------------  ------------
 Change in Trust Shares.    47,791,489     17,698,365     (3,398,377)    1,049,004
                         =============  =============  =============  ============
INSTITUTIONAL SHARES:
 Issued.................            --             --        845,760     1,473,440
 Reinvested.............            --             --        371,256       189,057
 Redeemed...............            --             --       (744,988)     (225,116)
                         -------------  -------------  -------------  ------------
 Change in Institutional
  Shares................            --             --        472,028     1,437,381
                         =============  =============  =============  ============



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                              SMALL CAP EQUITY          INTERNATIONAL EQUITY
                                  PORTFOLIO                   PORTFOLIO
                          --------------------------  --------------------------
                              YEAR          YEAR          YEAR          YEAR
                             ENDED         ENDED         ENDED         ENDED
                          NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                              1997          1996          1997          1996
                          ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued................. $  8,477,400  $  8,330,915  $   713,643   $ 1,165,994
 Dividends reinvested....      843,177     1,175,137       77,495            --
 Cost of shares redeemed.  (10,564,564)  (10,568,422)    (510,586)     (393,881)
                          ------------  ------------  -----------   -----------
 Change in net assets
  from Investor A Share
  transactions........... $ (1,243,987) $ (1,062,370) $   280,552   $   772,113
                          ============  ============  ===========   ===========
INVESTOR B SHARES:
 Proceeds from shares
  issued................. $    299,657  $    668,648  $   203,253   $   314,369
 Dividends reinvested....       78,176        51,148       12,225            --
 Cost of shares redeemed.     (299,685)      (82,619)     (83,552)       (7,784)
                          ------------  ------------  -----------   -----------
 Change in net assets
  from Investor B Share
  transactions........... $     78,148  $    637,177  $   131,926   $   306,585
                          ============  ============  ===========   ===========
TRUST SHARES:
 Proceeds from shares
  issued................. $ 31,937,921  $ 57,112,437  $ 8,443,834   $18,402,546
 Dividends reinvested....    9,158,530     9,768,137      829,252            --
 Cost of shares redeemed.  (23,554,423)  (38,246,394)  (6,194,325)   (7,672,403)
                          ------------  ------------  -----------   -----------
 Change in net assets
  from Trust Share
  transactions........... $ 17,542,028  $ 28,634,180  $ 3,078,761   $10,730,143
                          ============  ============  ===========   ===========
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued................. $  7,060,546  $ 13,386,432  $ 2,118,356   $ 3,792,099
 Dividends reinvested....    1,847,189     1,411,691      182,813            --
 Cost of shares redeemed.   (8,516,957)   (3,039,946)  (1,491,470)     (346,775)
                          ------------  ------------  -----------   -----------
 Change in net assets
  from Institutional
  Share transactions..... $    390,778  $ 11,758,177  $   809,699   $ 3,445,324
                          ============  ============  ===========   ===========
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued..................      562,627       652,412       59,032       103,191
 Reinvested..............       66,550        96,278        6,635            --
 Redeemed................     (719,822)     (832,375)     (41,200)      (35,253)
                          ------------  ------------  -----------   -----------
 Change in Investor A
  Shares.................      (90,645)      (83,685)      24,467        67,938
                          ============  ============  ===========   ===========
INVESTOR B SHARES:
 Issued..................       21,436        53,222       16,938        27,867
 Reinvested..............        6,249         4,217        1,068            --
 Redeemed................      (21,821)       (6,486)      (6,957)         (672)
                          ------------  ------------  -----------   -----------
 Change in Investor B
  Shares.................        5,864        50,953       11,049        27,195
                          ============  ============  ===========   ===========
TRUST SHARES:
 Issued..................    2,220,381     4,475,488      687,342     1,619,798
 Reinvested..............      718,294       796,399       70,409            --
 Redeemed................   (1,691,027)   (2,922,899)    (510,626)     (658,505)
                          ------------  ------------  -----------   -----------
 Change in Trust Shares..    1,247,648     2,348,988      247,125       961,293
                          ============  ============  ===========   ===========
INSTITUTIONAL SHARES:
 Issued..................      517,342     1,064,056      171,752       333,036
 Reinvested..............      146,372       116,019       15,683            --
 Redeemed................     (620,536)     (242,572)    (123,206)      (30,224)
                          ------------  ------------  -----------   -----------
 Change in Institutional
  Shares.................       43,178       937,503       64,229       302,812
                          ============  ============  ===========   ===========




                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                                                                       GROWTH
                                       EQUITY INCOME  EQUITY INDEX     EQUITY
                                         PORTFOLIO     PORTFOLIO     PORTFOLIO
                                       -------------  ------------  ------------
                                       FEBRUARY 27,      MAY 1,      OCTOBER 1,
                                          1997 TO       1997 TO       1997 TO
                                       NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,
                                         1997 (A)       1997 (A)      1997 (B)
                                       -------------  ------------  ------------
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares issued.......... $    191,357   $   203,713   $    994,408
 Dividends reinvested.................          556           113      8,110,971
 Cost of shares redeemed..............      (35,756)       (3,426)    (1,988,138)
 Cost of shares exchanged to Trust
  Class...............................          ---           ---    (63,119,438)
                                       ------------   -----------   ------------
 Change in net assets from Investor A
  Share transactions.................. $    156,157   $   200,400   $(56,002,197)
                                       ============   ===========   ============
INVESTOR B SHARES:
 Proceeds from shares issued.......... $    131,061            --   $         10
 Dividends reinvested.................          216            --             --
 Cost of shares redeemed..............       (2,752)           --             --
                                       ------------   -----------   ------------
 Change in net assets from Investor B
  Share transactions.................. $    128,525            --   $         10
                                       ============   ===========   ============
TRUST SHARES:
 Proceeds from shares issued.......... $125,128,668   $26,727,245   $    142,980
 Proceeds from shares exchanged from
  Investor A Class....................           --            --     63,119,438
 Dividends reinvested.................       40,883       204,335             --
 Cost of shares redeemed..............  (11,607,549)      (49,547)            --
                                       ------------   -----------   ------------
 Change in net assets from Trust Share
  transactions........................ $113,562,002   $26,882,033   $ 63,262,418
                                       ============   ===========   ============
INSTITUTIONAL SHARES:
 Proceeds from shares issued.......... $      1,000   $     7,400   $         10
 Dividends reinvested.................           17            21             --
                                       ------------   -----------   ------------
 Change in net assets from
  Institutional Share transactions.... $      1,017   $     7,421   $         10
                                       ============   ===========   ============
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued...............................       18,368        17,532         53,783
 Reinvested...........................           51            10        502,850
 Redeemed.............................       (3,415)         (294)      (108,433)
 Exchanged to Trust...................           --            --     (3,913,170)
                                       ------------   -----------   ------------
 Change in Investor A Shares..........       15,004        17,248     (3,464,970)
                                       ============   ===========   ============
INVESTOR B SHARES:
 Issued...............................       11,596            --              1
 Reinvested...........................           19            --             --
 Redeemed.............................         (232)           --             --
                                       ------------   -----------   ------------
 Change in Investor B Shares..........       11,383            --              1
                                       ============   ===========   ============
TRUST SHARES:
 Issued...............................   12,516,793     2,648,917          8,833
 Exchanged from Investor A............           --            --      3,913,170
 Reinvested...........................        3,805        18,011             --
 Redeemed.............................   (1,110,408)       (4,260)            --
                                       ------------   -----------   ------------
 Change in Trust Shares...............   11,410,190     2,662,668      3,922,003
                                       ============   ===========   ============
INSTITUTIONAL SHARES:
 Issued...............................          100           667              1
 Reinvested...........................            2             2             --
                                       ------------   -----------   ------------
 Change in Institutional Shares.......          102           669              1
                                       ============   ===========   ============

(a)Period from commencement of operations.
(b)Investor B, Trust and Institutional Shares commenced operations on November 24, 1997.



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                                   BALANCED             GOVERNMENT & CORPORATE
                                   PORTFOLIO                BOND PORTFOLIO
                           --------------------------  --------------------------
                               YEAR          YEAR          YEAR          YEAR
                              ENDED         ENDED         ENDED         ENDED
                           NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                               1997          1996          1997          1996
                           ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued.................. $ 1,537,501   $  1,279,888  $27,165,642   $ 1,081,992
 Dividends reinvested.....     806,963        540,237      209,221       288,701
 Cost of shares redeemed..  (2,329,861)    (1,566,057) (27,531,566)   (1,822,047)
                           -----------   ------------  -----------   -----------
 Change in net assets from
  Investor A Share
  transactions............ $    14,603   $    254,068  $  (156,703)  $  (451,354)
                           ===========   ============  ===========   ===========
INVESTOR B SHARES:
 Proceeds from shares
  issued.................. $   194,146   $    255,917  $    83,288   $   431,722
 Dividends reinvested.....      24,803          5,128       21,312        12,973
 Cost of shares redeemed..     (51,667)        (2,897)     (74,060)      (42,309)
                           -----------   ------------  -----------   -----------
 Change in net assets from
  Investor B Share
  transactions............ $   167,282   $    258,148  $    30,540   $   402,386
                           ===========   ============  ===========   ===========
TRUST SHARES:
 Proceeds from shares
  issued.................. $11,210,581   $  8,437,415  $51,290,657   $33,574,691
 Dividends reinvested.....   4,843,545      4,712,847    4,152,833     4,910,841
 Cost of shares redeemed.. (25,276,653)   (29,178,365) (24,790,124)  (22,962,197)
                           -----------   ------------  -----------   -----------
 Change in net assets from
  Trust Share
  transactions............ $(9,222,527)  $(16,028,103) $30,653,366   $15,523,335
                           ===========   ============  ===========   ===========
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued.................. $13,196,103   $ 15,950,520  $ 3,950,530   $ 7,558,229
 Dividends reinvested.....   4,854,948      2,533,910      864,537       708,554
 Cost of shares redeemed.. (14,889,355)    (4,695,716)  (2,808,156)   (2,656,046)
                           -----------   ------------  -----------   -----------
 Change in net assets from
  Institutional Share
  transactions............ $ 3,161,696   $ 13,788,714  $ 2,006,911   $ 5,610,737
                           ===========   ============  ===========   ===========
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued...................     126,661        111,445    2,622,237       105,753
 Reinvested...............      67,585         47,412       20,596        28,274
 Redeemed.................    (187,760)      (134,124)  (2,657,122)     (180,569)
                           -----------   ------------  -----------   -----------
 Change in Investor A
  Shares..................       6,486         24,733      (14,289)      (46,542)
                           ===========   ============  ===========   ===========
INVESTOR B SHARES:
 Issued...................      15,906         22,386        8,280        42,182
 Reinvested...............       2,094            447        2,096         1,284
 Redeemed.................      (4,025)          (249)      (7,198)       (4,176)
                           -----------   ------------  -----------   -----------
 Change in Investor B
  Shares..................      13,975         22,584        3,178        39,290
                           ===========   ============  ===========   ===========
TRUST SHARES:
 Issued...................     881,762        732,718    4,998,391     3,312,003
 Reinvested...............     405,996        413,590      408,777       481,194
 Redeemed.................  (2,111,332)    (2,470,952)  (2,438,301)   (2,242,645)
                           -----------   ------------  -----------   -----------
 Change in Trust Shares...    (823,574)    (1,324,644)   2,968,867     1,550,552
                           ===========   ============  ===========   ===========
INSTITUTIONAL SHARES:
 Issued...................   1,083,548      1,372,147      388,441       737,749
 Reinvested...............     407,674        222,611       85,077        69,542
 Redeemed.................  (1,193,788)      (401,065)    (277,121)     (262,357)
                           -----------   ------------  -----------   -----------
 Change in Institutional
  Shares..................     297,434      1,193,693      196,397       544,934
                           ===========   ============  ===========   ===========



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                                U.S. GOVERNMENT           SHORT-INTERMEDIATE
                             SECURITIES PORTFOLIO         MUNICIPAL PORTFOLIO
                           --------------------------  --------------------------
                               YEAR          YEAR          YEAR          YEAR
                              ENDED         ENDED         ENDED         ENDED
                           NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                               1997          1996          1997          1996
                           ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares is-
  sued.................... $    168,375  $   322,833   $   205,699   $    50,234
 Dividends reinvested.....      283,177      467,398         1,147         1,301
 Cost of shares redeemed..   (2,371,476)  (1,672,421)     (240,296)           --
                           ------------  -----------   -----------   -----------
 Change in net assets from
  Investor A Share
  transactions............ $ (1,919,924) $  (882,190)  $   (33,450)  $    51,535
                           ============  ===========   ===========   ===========
INVESTOR B SHARES:
 Proceeds from shares is-
  sued.................... $    135,748  $   316,733            --            --
 Dividends reinvested.....       17,529       11,390            --            --
 Cost of shares redeemed..      (46,020)      (8,781)           --            --
                           ------------  -----------   -----------   -----------
 Change in net assets from
  Investor B Share
  transactions............ $    107,257  $   319,342            --            --
                           ============  ===========   ===========   ===========
TRUST SHARES:
 Proceeds from shares is-
  sued.................... $ 23,128,193  $17,936,354   $ 5,241,935   $ 9,434,735
 Dividends reinvested.....    2,017,395    1,953,246        43,196        63,662
 Cost of shares redeemed..  (12,278,294)  (4,671,823)   (4,369,507)   (3,763,873)
                           ------------  -----------   -----------   -----------
 Change in net assets from
  Trust Share
  transactions............ $ 12,867,294  $15,217,777   $   915,624   $ 5,734,524
                           ============  ===========   ===========   ===========
INSTITUTIONAL SHARES:
 Proceeds from shares is-
  sued.................... $  6,239,041  $ 1,798,550            --            --
 Dividends reinvested.....      271,123       80,448            --            --
 Cost of shares redeemed..   (1,754,631)    (319,286)           --            --
                           ------------  -----------   -----------   -----------
 Change in net assets from
  Institutional Share
  transactions............ $  4,755,533  $ 1,559,712            --            --
                           ============  ===========   ===========   ===========
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued...................       15,979       30,791        20,507         4,971
 Reinvested...............       26,840       43,886           114           131
 Redeemed.................     (225,337)    (157,854)      (24,107)           --
                           ------------  -----------   -----------   -----------
 Change in Investor A
  Shares..................     (182,518)     (83,177)       (3,486)        5,102
                           ============  ===========   ===========   ===========
INVESTOR B SHARES:
 Issued...................       12,926       29,636            --            --
 Reinvested...............        1,663        1,081            --            --
 Redeemed.................       (4,364)        (835)           --            --
                           ------------  -----------   -----------   -----------
 Change in Investor B
  Shares..................       10,225       29,882            --            --
                           ============  ===========   ===========   ===========
TRUST SHARES:
 Issued...................    2,196,909    1,690,682       521,384       939,097
 Reinvested...............      191,147      184,241         4,303         6,368
 Redeemed.................   (1,166,692)    (438,058)     (436,228)     (377,354)
                           ------------  -----------   -----------   -----------
 Change in Trust Shares...    1,221,364    1,436,865        89,459       568,111
                           ============  ===========   ===========   ===========
INSTITUTIONAL SHARES:
 Issued...................      599,173      171,123            --            --
 Reinvested...............       25,777        7,639            --            --
 Redeemed.................     (168,592)     (30,613)           --            --
                           ------------  -----------   -----------   -----------
 Change in Institutional
  Shares..................      456,358      148,149            --            --
                           ============  ===========   ===========   ===========



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                             MISSOURI TAX-EXEMPT         NATIONAL MUNICIPAL
                               BOND PORTFOLIO              BOND PORTFOLIO
                          --------------------------  --------------------------
                              YEAR          YEAR          YEAR      NOVEMBER 18,
                             ENDED         ENDED         ENDED        1996 TO
                          NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                              1997          1996          1997        1996 (A)
                          ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued................. $ 1,499,109   $ 2,404,280   $ 13,770,069  $      1,000
 Dividends reinvested....     789,615       884,429          3,680            --
 Cost of shares redeemed.  (4,057,694)   (2,791,258)   (13,076,003)           --
                          -----------   -----------   ------------  ------------
 Change in net assets
  from Investor A Share
  transactions........... $(1,768,970)  $   497,451   $    697,746  $      1,000
                          ===========   ===========   ============  ============
INVESTOR B SHARES:
 Proceeds from shares
  issued................. $   789,463   $   284,623   $    411,518  $      1,000
 Dividends reinvested....      20,926         9,017          1,479            --
 Cost of shares redeemed.    (111,171)      (52,123)        (6,295)           --
                          -----------   -----------   ------------  ------------
 Change in net assets
  from Investor B Share
  transactions........... $   699,218   $   241,517   $    406,702  $      1,000
                          ===========   ===========   ============  ============
TRUST SHARES:
 Proceeds from shares
  issued................. $23,929,592   $15,517,040   $ 60,718,167  $314,006,996
 Dividends reinvested....     330,429       432,469         10,473            --
 Cost of shares redeemed.  (5,967,692)   (7,879,384)   (12,338,741)   (4,987,761)
                          -----------   -----------   ------------  ------------
 Change in net assets
  from Trust Share
  transactions........... $18,292,329   $ 8,070,125   $ 48,389,899  $309,019,235
                          ===========   ===========   ============  ============
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued..................     128,988       210,587      1,349,188           100
 Reinvested..............      67,767        76,641            366            --
 Redeemed................    (349,719)     (242,599)    (1,279,833)           --
                          -----------   -----------   ------------  ------------
 Change in Investor A
  Shares.................    (152,964)       44,629         69,721           100
                          ===========   ===========   ============  ============
INVESTOR B SHARES:
 Issued..................      67,907        24,662         40,048           100
 Reinvested..............       1,790           784            144            --
 Redeemed................      (9,625)       (4,537)          (617)           --
                          -----------   -----------   ------------  ------------
 Change in Investor B
  Shares.................      60,072        20,909         39,575           100
                          ===========   ===========   ============  ============
TRUST SHARES:
 Issued..................   2,053,156     1,348,946      6,018,490    31,400,089
 Reinvested..............      28,328        37,452          1,035            --
 Redeemed................    (510,882)     (674,245)    (1,229,913)     (498,183)
                          -----------   -----------   ------------  ------------
 Change in Trust Shares..   1,570,602       712,153      4,789,612    30,901,906
                          ===========   ===========   ============  ============

(a) Period from commencement of operations.



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                                                    INTERMEDIATE      BOND
                                                     CORPORATE       INDEX
                                                   BOND PORTFOLIO  PORTFOLIO
                                                   -------------- ------------
                                                    FEBRUARY 10,  FEBRUARY 10,
                                                      1997 TO       1997 TO
                                                    NOVEMBER 30,  NOVEMBER 30,
                                                      1997 (A)      1997 (A)
                                                   -------------- ------------
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares issued......................  $   270,045   $    249,869
 Dividends reinvested.............................        2,019            878
 Cost of shares redeemed..........................           --       (198,047)
                                                    -----------   ------------
 Change in net assets from Investor A Share
  transactions....................................  $   272,064   $     52,700
                                                    ===========   ============
TRUST SHARES:
 Proceeds from shares issued......................  $47,591,097   $141,965,580
 Dividends reinvested.............................       96,442         64,546
 Cost of shares redeemed..........................   (3,610,853)    (5,562,846)
                                                    -----------   ------------
 Change in net assets from Trust Share
  transactions....................................  $44,076,686   $136,467,280
                                                    ===========   ============
INSTITUTIONAL SHARES:
 Proceeds from shares issued......................  $    26,700   $     36,865
 Dividends reinvested.............................          354            454
 Cost of shares redeemed..........................           --        (10,305)
                                                    -----------   ------------
 Change in net assets from Institutional Share
  transactions....................................  $    27,054   $     27,014
                                                    ===========   ============
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued...........................................       27,183         25,427
 Reinvested.......................................          201             89
 Redeemed.........................................           --        (20,139)
                                                    -----------   ------------
 Change in Investor A Shares......................       27,384          5,377
                                                    ===========   ============
TRUST SHARES:
 Issued...........................................    4,752,205     14,163,934
 Reinvested.......................................        9,712          6,471
 Redeemed.........................................     (363,897)      (556,016)
                                                    -----------   ------------
 Change in Trust Shares...........................    4,398,020     13,614,389
                                                    ===========   ============
INSTITUTIONAL SHARES:
 Issued...........................................        2,678          3,679
 Reinvested.......................................           35             45
 Redeemed.........................................           --         (1,021)
                                                    -----------   ------------
 Change in Institutional Shares...................        2,713          2,703
                                                    ===========   ============

(a) Period from commencement of operations.



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

5.PURCHASES AND SALES OF INVESTMENT SECURITIES

  Purchases and sales of securities (excluding short-term securities) during the period ended November 30, 1997 were as follows (amounts in thousands):

                                                          PURCHASES    SALES
                                                          ---------- ----------
   Growth & Income Equity................................ $  240,919 $  326,917
   Small Cap Equity......................................    180,769    183,387
   International Equity..................................     46,337     48,953
   Equity Income.........................................    116,486     58,095
   Equity Index..........................................     27,359        478
   Growth Equity.........................................     16,641     80,358
   Balanced..............................................     47,608     65,383
   Government & Corporate Bond...........................    213,874    195,322
   U.S. Government Securities............................     65,754     67,349
   Short-Intermediate Municipal..........................      1,802         --
   Missouri Tax-Exempt Bond..............................     17,760      2,966
   National Municipal Bond...............................    330,739    274,513
   Intermediate Corporate Bond...........................     64,882     24,347
   Bond Index............................................    191,217     60,046

6.RELATED PARTY TRANSACTIONS

  Investment advisory services are provided to the Fund by Mississippi Valley Advisors Inc. ("MVA"), a wholly owned subsidiary of Mercantile Bank National Association ("Mercantile"), which in turn is a wholly owned subsidiary of Mercantile Bancorporation Inc. Under the terms of the investment advisory agreement, MVA is entitled to receive fees based on a percentage of the average daily net assets of the Fund. Mercantile also serves as custodian for the Fund. Under terms of the custodian agreement, Mercantile receives fees computed as .03% (.0125% for Money Market, Treasury Money Market and Tax-Exempt Money Market) of the average daily net assets of each Portfolio.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. (the "Company"), and BISYS are subsidiaries of The BISYS Group, Inc.

  The Company, with whom certain officers of the Fund are affiliated, serves the Fund as Administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Fund. Under the terms of the administration agreement, the Company receives fees computed as 0.20% (0.10% for the Tax-Exempt Money Market Portfolio) of the average daily net assets of each Portfolio. The Company also serves the Fund as Transfer Agent. BISYS serves as the Fund's distributor and is entitled to receive commissions on sales of Investor A Shares and Investor B Shares of the variable net asset value portfolios. For the period ended November 30, 1997, BISYS received approximately $307,048 from commissions earned on sales of Investor A Shares and $271,984 from commissions earned on redemptions of Investor B Shares. BISYS re-allowed $98,336 to dealers of the Fund's shares.



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997


  With respect to Investor A Shares of the Portfolios, the Fund has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each portfolio may pay (i) up to 0.10% of the average daily net assets of each Portfolio's outstanding Investor A Shares to BISYS or another organization for distribution services performed and expenses assumed relating to the Fund's Investor A shares and (ii) up to 0.20% (0.15% for the money market portfolios) of the average daily net assets of each Portfolio's outstanding Investor A Shares to broker-dealers and other organizations for shareholder administrative services provided pursuant to servicing agreements under the Plan.

  Similarly, with respect to Investor B Shares, the Fund has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a portfolio may pay (i) up to 0.75% of the average daily net assets of the Portfolio's outstanding Investor B Shares to BISYS or another organization for distribution services performed and expenses assumed relating to the Fund's Investor B Shares and (ii) up to 0.25% of the average daily net assets of the Portfolio's Investor B Shares to broker-dealers and other organizations for shareholder administrative services provided pursuant to servicing agreements under the Plan.

  With respect to Trust and Institutional Shares of the Portfolios, the Fund has adopted separate Administrative Services Plans pursuant to which Trust Shares are sold to banks and other financial institutions on behalf of their qualified accounts and Institutional Shares are sold to banks and other financial institutions acting on behalf of their accounts for which they do not exercise investment discretion. A Portfolio could pay these banks and other financial institutions, which have agreed to provide certain shareholder administrative services for their clients or account holders, up to 0.30% (0.25% for money market portfolios) of the average daily net assets of the Portfolio's Trust or Institutional Shares, respectively.




                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

  Fees may be voluntarily reduced to assist the Portfolios in maintaining competitive expense ratios.

  Information regarding these transactions is as follows for the period ended November 30, 1997:

                                                                             ADMINISTRATIVE
                                                                                SERVICES
                              INVESTMENT ADVISORY  ADMINISTRATION CUSTODIAN   FEES--TRUST
                                     FEES               FEES         FEES        SHARES
                             --------------------- -------------- ---------- --------------
                             ANNUAL FEE
                               BEFORE
                             VOLUNTARY  VOLUNTARY    VOLUNTARY    VOLUNTARY    VOLUNTARY       FUND    TRANSFER
                                FEE        FEE          FEE          FEE          FEE       ACCOUNTING  AGENT
                             REDUCTIONS REDUCTIONS   REDUCTIONS   REDUCTIONS   REDUCTIONS      FEES      FEES
                             ---------- ---------- -------------- ---------- -------------- ---------- --------
   Money Market Portfolio..    0.40%    $  734,416    $743,132     $    --     $1,068,696    $ 5,513   $240,018
   Treasury Money Market
    Portfolio..............    0.40%       132,471     121,453          --        272,575        171     31,846
   Tax-Exempt Money Market
    Portfolio..............    0.40%        74,067          --          --        256,817      1,341     33,731
   Growth & Income Equity
    Portfolio..............    0.55%            --     435,169          --        919,816      1,575    114,862
   Small Cap Equity
    Portfolio..............    0.75%            --     237,775          --        569,663      3,233     61,107
   International Equity
    Portfolio..............    1.00%        50,950      54,941       1,637        165,438         31     19,585
   Equity Income Portfolio.    0.75%       681,294     131,717      27,350        272,243      3,825     30,968
   Equity Index Portfolio..    0.30%        51,115      17,038       5,139         50,999     13,585      5,325
   Growth Equity Portfolio.    0.75%            --       1,287          --             --      6,880      7,834
   Balanced Portfolio......    0.75%            --     118,063          --        148,419      8,289     31,611
   Government & Corporate
    Bond Portfolio.........    0.45%            --     165,189          --        432,811      9,342     43,735
   U.S. Government
    Securities Portfolio...    0.45%            --      79,515          --        203,924      8,376     21,475
   Short-Intermediate
    Municipal Portfolio....    0.55%       160,036      29,097          --         87,151      9,921      9,563
   Missouri Tax-Exempt Bond
    Portfolio..............    0.45%            --      92,042          --        200,722      9,955     22,573
   National Municipal Bond
    Portfolio..............    0.55%     1,812,782     478,060      98,901        987,353     16,728     64,660
   Intermediate Corporate
    Bond Portfolio.........    0.55%       175,432      46,250       9,602         95,336      6,402     32,762
   Bond Index Portfolio....    0.30%       312,722     104,239      10,175        312,619     12,768     18,908

  Additionally, the distributor voluntarily reduced distribution and services fees in the amount of $26 for the Short-Intermediate Municipal Portfolio, $24,192 for the Missouri Tax-Exempt Bond Portfolio and $485 for the National Municipal Bond Portfolio. The distributor also voluntarily reduced administrative services fees in the amounts of $3, $7, $23 and $27, for the Equity Income Portfolio, the Equity Index Portfolio, the Intermediate Corporate Bond Portfolio and Bond Index Portfolio, respectively. For the period October 1, 1997 through November 23, 1997, the distributor for the Arrow Equity Portfolio (predecessor to the Growth Equity Portfolio), Federated Securities Corp., voluntarily reduced distribution and services fees in the amount of $25,468.



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997


7.CONCENTRATION OF CREDIT RISK

  The Missouri Tax-Exempt Bond Portfolio invests a substantial proportion of its assets in debt obligations issued by the State of Missouri and its political subdivisions, agencies and public authorities. The Portfolio is more susceptible to factors adversely affecting issuers of Missouri municipal securities than a fund that is not concentrated in these issuers to the same extent.

  The Tax-Exempt Money Market Portfolio, Short-Intermediate Municipal Portfolio, the Missouri Tax-Exempt Bond Portfolio and the National Municipal Bond Portfolio had the following concentrations by industry sector at November 30, 1997 (as a percentage of total investments):

                                                  SHORT-     MISSOURI  NATIONAL
                                   TAX-EXEMPT  INTERMEDIATE TAX-EXEMPT MUNICIPAL
                                  MONEY MARKET  MUNICIPAL      BOND      BOND
                                   PORTFOLIO    PORTFOLIO   PORTFOLIO  PORTFOLIO
                                  ------------ ------------ ---------- ---------
   Airport.......................      3.65%          --          --        --
   Commercial Paper..............      3.15%          --          --        --
   Development...................     13.26%          --        0.74%       --
   Education.....................      2.38%        1.69%       6.53%     4.09%
   Facilities....................        --         7.76%       4.82%       --
   General Obligation............      8.90%       36.83%      18.51%    42.63%
   Higher Education..............      5.22%        3.35%      12.21%     5.82%
   Medical.......................     13.02%        2.49%      17.05%     4.04%
   Miscellaneous.................      2.27%        3.63%         --      2.75%
   Multifamily Housing...........                     --        2.51%       --
   Mutual Funds..................      0.35%        3.79%       4.25%     0.63%
   Pollution.....................     44.82%          --        6.69%     6.79%
   Power.........................        --         5.42%       2.39%     4.79%
   School District...............        --        16.65%      14.23%    12.90%
   Single Family Housing.........        --           --        1.06%     0.28%
   Student Loan..................        --           --        1.05%       --
   Transportation................      1.38%        5.87%         --      3.96%
   Utilities.....................        --         7.55%       3.17%     8.20%
   Water.........................      1.15%        4.97%       4.79%     3.12%
                                     ------       ------      ------    ------
                                     100.00%      100.00%     100.00%   100.00%
                                     ======       ======      ======    ======

8.CONVERSION OF COMMON TRUST FUNDS

  On March 8, 1997, the Growth & Income Equity, Equity Income and Balanced Portfolios issued Trust shares to acquire all of the assets and liabilities of certain common trust funds of Mercantile Bank National Association and its affiliates. On February 15, 1997, the Intermediate Corporate Bond and Bond Index Portfolios issued Trust Shares to acquire all of the assets and liabilities of certain common trust funds of the Mercantile Bank National Association and its affiliates. The following is a summary of shares issued, net



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

  assets converted, and net asset values per share, and unrealized appreciation as of the conversion date (amounts in thousands except per share amounts):

                                                         NET ASSET  UNREALIZED
                                       SHARES NET ASSETS   VALUE   APPRECIATION
                                       ------ ---------- --------- ------------
   Growth & Income Equity Portfolio...  2,380  $ 42,719   $17.95     $11,129
   Equity Income Portfolio............ 11,901  $118,888   $ 9.99     $48,912
   Balanced Portfolio.................     80  $    961   $11.98     $   657
   Bond Index Portfolio............... 12,688  $127,261   $10.03     $ 2,951
   Intermediate Corporate Bond
    Portfolio.........................  3,657  $ 36,717   $10.04     $ 1,281

9.REORGANIZATIONS

  The Fund entered an Agreement and Plan of Reorganization with Arrow Funds pursuant to which all of the assets and liabilities of each Arrow Portfolio transferred to a portfolio of The ARCH Fund, Inc. in exchange for shares of the corresponding portfolio of The ARCH Fund, Inc. The Arrow Fixed Income Portfolio transferred its assets and liabilities to the Government & Corporate Bond Portfolio. The Arrow Municipal Income Portfolio transferred its assets and liabilities to the National Municipal Bond Portfolio. The Arrow Equity Portfolio transferred its assets and liabilities to the Growth Equity Portfolio. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on November 14, 1997 for the Arrow Fixed Income Portfolio and the Arrow Municipal Income Portfolio, and on November 21, 1997 for the Arrow Equity Portfolio, following approval by shareholders of Arrow at a special shareholder meeting held on November 12, 1997. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization:

                                                                      AFTER
                                          BEFORE REORGANIZATION   REORGANIZATION
                                         ------------------------ --------------
                                           ARROW        ARCH
                                           FIXED    GOVERNMENT &   GOVERNMENT &
                                          INCOME   CORPORATE BOND CORPORATE BOND
                                         PORTFOLIO   PORTFOLIO      PORTFOLIO
                                         --------- -------------- --------------
   Shares (000).........................    2,675       16,521         19,105
   Net Assets (000).....................  $26,775     $171,232       $198,007
   Net Asset Value......................  $ 10.05     $  10.36       $  10.36
   Unrealized Appreciation..............  $   739     $  4,732       $  5,471
                                                                      AFTER
                                          BEFORE REORGANIZATION   REORGANIZATION
                                         ------------------------ --------------
                                           ARROW
                                         MUNICIPAL ARCH NATIONAL     NATIONAL
                                          INCOME   MUNICIPAL BOND MUNICIPAL BOND
                                         PORTFOLIO   PORTFOLIO      PORTFOLIO
                                         --------- -------------- --------------
   Shares (000).........................    1,220       34,561         35,806
   Net Assets (000).....................  $12,738     $353,711       $366,449
   Net Asset Value......................  $ 10.44     $  10.23       $  10.23
   Unrealized Appreciation..............  $   548     $ 10,069       $ 10,617



                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1997

                                                    BEFORE            AFTER
                                                REORGANIZATION    REORGANIZATION
                                              ------------------- --------------
                                                          ARCH
                                                ARROW    GROWTH
                                               EQUITY    EQUITY   GROWTH EQUITY
                                              PORTFOLIO PORTFOLIO   PORTFOLIO
                                              --------- --------- --------------
   Shares (000)..............................    4,129      --         4,129
   Net Assets (000)..........................  $67,869      --       $67,869
   Net Asset Value...........................  $ 16.44      --       $ 16.44
   Unrealized Appreciation...................  $21,998      --       $21,998

  The ARCH Growth Equity Portfolio has retained the investment objectives and assumed the financial history of the Arrow Equity Portfolio.

10.FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  During the year ended November 30, 1997, the Portfolios declared long-term capital gain distributions in the following amounts.

   Growth & Income Equity Portfolio................................ $30,913,616
   Small Cap Equity Portfolio......................................      32,725
   International Equity Portfolio..................................   1,570,388
   Balanced Portfolio..............................................   6,808,557
   National Municipal Bond Portfolio...............................      59,659

  For the taxable year ended November 30, 1997, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                    QUALIFIED
                                                                 DIVIDEND INCOME
                                                                 ---------------
   Growth & Income Equity Portfolio.............................      11.56%
   Small Cap Equity Portfolio...................................      10.67%
   Equity Income Portfolio......................................      48.00%
   Equity Index Portfolio.......................................      70.56%
   Balanced Portfolio...........................................      21.28%

  During the year ended November 30, 1997, the following Portfolios declared tax-exempt income in the following amounts:

   Tax-Exempt Money Market Portfolio............................... $ 4,328,697
   Short-Intermediate Municipal Portfolio..........................   1,159,928
   Missouri Tax-Exempt Bond Portfolio..............................   4,253,574
   National Municipal Bond Portfolio...............................  16,140,414



                                   Continued

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                        YEARS ENDED NOVEMBER 30,
                          --------------------------------------------------------
                             1997        1996        1995      1994 (A)     1993
                          ----------  ----------  ----------  ----------  --------
                          INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR
                            SHARES      SHARES      SHARES      SHARES     SHARES
                          ----------  ----------  ----------  ----------  --------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........   $   1.00    $  1.00     $  1.00     $  1.00    $  1.00
                           --------    -------     -------     -------    -------
Investment Activities
 Net investment income..      0.048      0.047       0.052       0.033      0.025
                           --------    -------     -------     -------    -------
  Total from Investment
   Activities...........      0.048      0.047       0.052       0.033      0.025
                           --------    -------     -------     -------    -------
Distributions
 Net investment income..     (0.048)    (0.047)     (0.052)     (0.033)    (0.025)
                           --------    -------     -------     -------    -------
  Total Distributions...     (0.048)    (0.047)     (0.052)     (0.033)    (0.025)
                           --------    -------     -------     -------    -------
NET ASSET VALUE, END OF
 PERIOD.................   $   1.00    $  1.00     $  1.00     $  1.00    $  1.00
                           ========    =======     =======     =======    =======
Total Return............       4.93 %     4.81 %      5.33 %      3.37 %     2.52 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........   $164,777    $91,166     $64,865     $48,384    $46,920
 Ratio of expenses to
  average net assets....       0.77 %     0.78 %      0.77 %      0.78 %     0.79 %
 Ratio of net investment
  income to average net
  assets................       4.84 %     4.70 %      5.20 %      3.35 %     2.50 %
 Ratio of expenses to
  average net assets*...       0.92 %     0.93 %      0.92 %      0.93 %     0.93 %
 Ratio of net investment
  income to average net
  assets*...............       4.69 %     4.55 %      5.05 %      3.20 %     2.36 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.



                       See notes to financial statements

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO
INVESTOR B SHARES

                              FINANCIAL HIGHLIGHTS

                                                             JANUARY 26, 1996
                                            YEAR ENDED              TO
                                         NOVEMBER 30, 1997 NOVEMBER 30, 1996 (A)
                                         ----------------- ---------------------
                                            INVESTOR B          INVESTOR B
                                              SHARES              SHARES
                                         ----------------- ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $  1.00             $  1.00
                                              -------             -------
Investment Activities
 Net investment income.................         0.041               0.033
                                              -------             -------
  Total from Investment Activities.....         0.041               0.033
                                              -------             -------
Distributions
 Net investment income.................        (0.041)             (0.033)
                                              -------             -------
  Total Distributions..................        (0.041)             (0.033)
                                              -------             -------
NET ASSET VALUE, END OF PERIOD.........       $  1.00             $  1.00
                                              =======             =======
Total Return (excludes sales charge)...          4.15 %              3.35 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).....       $    73             $    41
 Ratio of expenses to average net
  assets...............................          1.52 %              1.47 %(c)
 Ratio of net investment income to
  average net assets...................          4.10 %              3.73 %(c)
 Ratio of expenses to average net
  assets*..............................          1.67 %              1.68 %(c)
 Ratio of net investment income to
  average net assets*..................          3.95 %              3.52 %(c)

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.




                       See notes to financial statements

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                     YEARS ENDED NOVEMBER 30,
                          ------------------------------------------------------
                             1997        1996       1995       1994       1993
                          ----------   --------   --------   --------   --------
                            TRUST       TRUST      TRUST      TRUST      TRUST
                            SHARES      SHARES     SHARES     SHARES     SHARES
                          ----------   --------   --------   --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          ----------   --------   --------   --------   --------
Investment Activities
 Net investment income..       0.050      0.049      0.054      0.035      0.026
                          ----------   --------   --------   --------   --------
  Total from Investment
   Activities...........       0.050      0.049      0.054      0.035      0.026
                          ----------   --------   --------   --------   --------
Distributions
 Net investment income..      (0.050)    (0.049)    (0.054)    (0.035)    (0.026)
                          ----------   --------   --------   --------   --------
  Total Distributions...      (0.050)    (0.049)    (0.054)    (0.035)    (0.026)
                          ----------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD.................  $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          ==========   ========   ========   ========   ========
Total Return............        5.06 %     4.99 %     5.52 %     3.55 %     2.72 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........  $1,042,151   $717,265   $698,131   $544,952   $621,717
 Ratio of expenses to
  average net assets....        0.64 %     0.61 %     0.59 %     0.61 %     0.59 %
 Ratio of net investment
  income to average net
  assets................        4.96 %     4.88 %     5.38 %     3.45 %     2.70 %
 Ratio of expenses to
  average net assets *..        0.92 %     0.76 %     0.74 %     0.93 %     0.80 %
 Ratio of net investment
  income to average net
  assets *..............        4.68 %     4.73 %     5.23 %     3.13 %     2.49 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.




                       See notes to financial statements

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                              YEARS ENDED NOVEMBER 30,
                          ----------------------------------------------------------------
                              1997          1996          1995        1994 (A)      1993
                          ------------- ------------- ------------- ------------- --------
                          INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INVESTOR
                             SHARES        SHARES        SHARES        SHARES      SHARES
                          ------------- ------------- ------------- ------------- --------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........     $  1.00       $  1.00       $  1.00       $  1.00    $  1.00
                             -------       -------       -------       -------    -------
Investment Activities
 Net investment income..       0.048         0.047         0.052         0.033      0.025
                             -------       -------       -------       -------    -------
  Total from Investment
   Activities...........       0.048         0.047         0.052         0.033      0.025
                             -------       -------       -------       -------    -------
Distributions
 Net investment income..      (0.048)       (0.047)       (0.052)       (0.033)    (0.025)
                             -------       -------       -------       -------    -------
  Total Distributions...      (0.048)       (0.047)       (0.052)       (0.033)    (0.025)
                             -------       -------       -------       -------    -------
NET ASSET VALUE, END OF
 PERIOD.................     $  1.00       $  1.00       $  1.00       $  1.00    $  1.00
                             =======       =======       =======       =======    =======
Total Return............        4.93 %        4.81 %        5.33 %        3.34 %     2.52 %
RATIOS/SUPPLEMENTARY DA-
 TA:
 Net Assets at end of
  period (000)..........     $22,022       $15,921       $13,340       $10,295    $46,920
 Ratio of expenses to
  average net assets....        0.77 %        0.78 %        0.77 %        0.78 %     0.79 %
 Ratio of net investment
  income to average net
  assets................        4.83 %        4.70 %        5.20 %        3.48 %     2.50 %
 Ratio of expenses to
  average net assets*...        0.92 %        0.93 %        0.92 %        0.95 %     0.93 %
 Ratio of net investment
  income to average net
  assets*...............        4.68 %        4.55 %        5.05 %        3.31 %     2.36 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On January 3, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for the periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.




                       See notes to financial statements

THE ARCH FUND, INC.
TREASURY MONEY MARKET PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                        YEARS ENDED NOVEMBER 30,
                          --------------------------------------------------------
                             1997        1996        1995      1994 (A)     1993
                          ----------  ----------  ----------  ----------  --------
                          INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR
                            SHARES      SHARES      SHARES      SHARES     SHARES
                          ----------  ----------  ----------  ----------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  1.00     $  1.00     $  1.00     $  1.00    $  1.00
                           -------     -------     -------     -------    -------
Investment Activities
 Net investment income..     0.044       0.044       0.048       0.031      0.024
                           -------     -------     -------     -------    -------
  Total from Investment
   Activities...........     0.044       0.044       0.048       0.031      0.024
                           -------     -------     -------     -------    -------
Distributions
 Net investment income..    (0.044)     (0.044)     (0.048)     (0.031)    (0.024)
                           -------     -------     -------     -------    -------
  Total Distributions...    (0.044)     (0.044)     (0.048)     (0.031)    (0.024)
                           -------     -------     -------     -------    -------
NET ASSET VALUE, END OF
 PERIOD.................   $  1.00     $  1.00     $  1.00     $  1.00    $  1.00
                           =======     =======     =======     =======    =======
Total Return............      4.53 %      4.46 %      4.93 %      3.16 %     2.43 %
RATIOS/SUPPLEMENTARY DA-
 TA:
 Net Assets at end of
  period (000)..........    $8,409     $ 7,667     $ 2,776     $ 1,713    $ 1,411
 Ratio of expenses to
  average net assets....      0.77 %      0.81 %      0.78 %      0.71 %     0.64 %
 Ratio of net investment
  income to average net
  assets................      4.43 %      4.35 %      4.84 %      3.14 %     2.41 %
 Ratio of expenses to
  average net assets*...      0.92 %      0.96 %      0.93 %      0.94 %     0.97 %
 Ratio of net investment
  income to average net
  assets*...............      4.28 %      4.20 %      4.69 %      2.90 %     2.08 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.





                       See notes to financial statements

THE ARCH FUND, INC.
TREASURY MONEY MARKET PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                    YEARS ENDED NOVEMBER 30,
                          ----------------------------------------------------
                            1997       1996       1995       1994       1993
                          --------   --------   --------   --------   --------
                           TRUST      TRUST      TRUST      TRUST      TRUST
                           SHARES     SHARES     SHARES     SHARES     SHARES
                          --------   --------   --------   --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          --------   --------   --------   --------   --------
Investment Activities
 Net investment income..     0.046      0.045      0.050      0.033      0.026
                          --------   --------   --------   --------   --------
  Total from Investment
   Activities...........     0.046      0.045      0.050      0.033      0.026
                          --------   --------   --------   --------   --------
Distributions
 Net investment income..    (0.046)    (0.045)    (0.050)    (0.033)    (0.026)
                          --------   --------   --------   --------   --------
  Total Distributions...    (0.046)    (0.045)    (0.050)    (0.033)    (0.026)
                          --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD.................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          ========   ========   ========   ========   ========
Total Return............      4.70 %     4.64 %     5.12 %     3.38 %     2.67 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........  $283,653   $131,322   $252,780   $242,099   $256,503
 Ratio of expenses to
  average net assets....      0.61 %     0.61 %     0.60 %     0.49 %     0.41 %
 Ratio of net investment
  income to average net
  assets................      4.60 %     4.55 %     5.01 %     3.26 %     2.64 %
 Ratio of expenses to
  average net assets*...      0.92 %     0.76 %     0.75 %     0.94 %     0.85 %
 Ratio of net investment
  income to average net
  assets*...............      4.28 %     4.40 %     4.86 %     2.82 %     2.21 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.





                       See notes to financial statements

THE ARCH FUND, INC.
TREASURY MONEY MARKET PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                           YEARS ENDED         JANUARY 26, 1995
                                          NOVEMBER 30,                TO
                                   ---------------------------   NOVEMBER 30,
                                       1997          1996          1995 (A)
                                   ------------- ------------- ----------------
                                   INSTITUTIONAL INSTITUTIONAL  INSTITUTIONAL
                                      SHARES        SHARES          SHARES
                                   ------------- ------------- ----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................     $  1.00       $  1.00        $  1.00
                                      -------       -------        -------
Investment Activities
 Net investment income...........       0.044         0.044          0.042
                                      -------       -------        -------
  Total from Investment
   Activities....................       0.044         0.044          0.042
                                      -------       -------        -------
Distributions
 Net investment income...........      (0.044)       (0.044)        (0.042)
                                      -------       -------        -------
  Total Distributions............      (0.044)       (0.044)        (0.042)
                                      -------       -------        -------
NET ASSET VALUE, END OF PERIOD...     $  1.00       $  1.00        $  1.00
                                      =======       =======        =======
Total Return.....................        4.53 %        4.46 %         4.94 %(c)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
  (000)..........................     $   233       $   299        $    28
 Ratio of expenses to average net
  assets.........................        0.77 %        0.79 %         0.92 %(b)
 Ratio of net investment income
  to average net assets..........        4.44 %        4.39 %         5.76 %(b)
 Ratio of expenses to average net
  assets*........................        0.92 %        0.94 %         1.07 %(b)
 Ratio of net investment income
  to average net assets*.........        4.29 %        4.24 %         5.61 %(b)

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Annualized.
(c) Represents total return for the Investor A Shares from December 1, 1994 to January 25, 1995 plus the total return for the Institutional Shares from January 26, 1995 to November 30, 1995.



                       See notes to financial statements

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                                   SIX MONTHS
                               YEARS ENDED           ENDED
                              NOVEMBER 30,        NOVEMBER 30,       YEARS ENDED MAY 31,
                          ----------------------  ------------   -----------------------------
                             1997        1996       1995 (D)      1995 (A)    1994      1993
                          ----------  ----------  ------------   ---------- --------  --------
                          INVESTOR A  INVESTOR A   INVESTOR A    INVESTOR A INVESTOR  INVESTOR
                            SHARES      SHARES       SHARES        SHARES    SHARES    SHARES
                          ----------  ----------  ------------   ---------- --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  1.00     $  1.00       $ 1.00        $ 1.00    $ 1.00    $ 1.00
                           -------     -------       ------        ------    ------    ------
INVESTMENT ACTIVITIES
 Net investment income..     0.028       0.028        0.014         0.027     0.017     0.019
                           -------     -------       ------        ------    ------    ------
  Total from Investment
   Activities...........     0.028       0.028        0.014         0.027     0.017     0.019
                           -------     -------       ------        ------    ------    ------
DISTRIBUTIONS
 Net investment income..    (0.028)     (0.028)      (0.014)       (0.027)   (0.017)   (0.019)
                           -------     -------       ------        ------    ------    ------
  Total Distributions...    (0.028)     (0.028)      (0.014)       (0.027)   (0.017)   (0.019)
                           -------     -------       ------        ------    ------    ------
NET ASSET VALUE, END OF
 PERIOD.................   $  1.00     $  1.00       $ 1.00        $ 1.00    $ 1.00    $ 1.00
                           =======     =======       ======        ======    ======    ======
Total Return............      2.88 %      2.83 %       1.45 %(b)     2.70 %    1.73 %    1.90 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........   $15,789     $17,984       $5,403        $5,138    $8,631    $6,837
 Ratio of expenses to
  average net assets....      0.77 %      0.75 %       0.94 %(c)     0.84 %    0.76 %    0.80 %
 Ratio of net investment
  income to average net
  assets................      2.82 %      2.78 %       2.87 %(c)     2.63 %    1.72 %    1.88 %
 Ratio of expenses to
  average net assets*...      0.82 %      0.80 %       0.99 %(c)     0.93 %    0.86 %    0.90 %
 Ratio of net investment
  income to average net
  assets*...............      2.77 %      2.73 %       2.82 %(c)     2.54 %    1.62 %    1.78 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.
(b)  Not annualized.
(c)  Annualized.
(d) Upon reorganizing as a portfolio of the ARCH Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.



                       See notes to financial statements

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                SIX MONTHS
                            YEARS ENDED           ENDED
                            NOVEMBER 30,       NOVEMBER 30,       YEARS ENDED MAY 31,
                          ------------------   ------------    -----------------------------
                            1997      1996       1995 (C)       1995       1994       1993
                          --------   -------   ------------    -------   --------   --------
                           TRUST      TRUST       TRUST         TRUST     TRUST      TRUST
                           SHARES    SHARES       SHARES       SHARES     SHARES     SHARES
                          --------   -------   ------------    -------   --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $   1.00   $  1.00     $  1.00       $  1.00   $   1.00   $   1.00
                          --------   -------     -------       -------   --------   --------
Investment Activities
 Net investment income..     0.030     0.030       0.016         0.029      0.020      0.021
                          --------   -------     -------       -------   --------   --------
  Total from Investment
   Activities...........     0.030     0.030       0.016         0.029      0.020      0.021
                          --------   -------     -------       -------   --------   --------
Distributions
 Net investment income..    (0.030)   (0.030)     (0.016)       (0.029)    (0.020)    (0.021)
                          --------   -------     -------       -------   --------   --------
  Total Distributions...    (0.030)   (0.030)     (0.016)       (0.029)    (0.020)    (0.021)
                          --------   -------     -------       -------   --------   --------
NET ASSET VALUE, END OF
 PERIOD.................  $   1.00   $  1.00     $  1.00       $  1.00   $   1.00   $   1.00
                          ========   =======     =======       =======   ========   ========
Total Return............      3.08 %    3.06 %      1.57 %(a)     2.93 %     1.97 %     2.16 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........  $143,517   $95,726     $78,031       $85,324   $112,594   $137,602
 Ratio of expenses to
  average net assets....      0.58 %    0.53 %      0.70 %(b)     0.61 %     0.52 %     0.52 %
 Ratio of net investment
  income to average net
  assets................      3.04 %    3.01 %      3.10 %(b)     2.87 %     1.95 %     2.13 %
 Ratio of expenses to
  average net assets*...      0.83 %    0.58 %      0.75 %(b)     0.70 %     0.86 %     0.62 %
 Ratio of net investment
  income to average net
  assets*...............      2.79 %    2.96 %      3.05 %(b)     2.78 %     1.61 %     2.03 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.




                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                        YEARS ENDED NOVEMBER 30,
                          --------------------------------------------------------
                             1997        1996        1995      1994 (A)     1993
                          ----------  ----------  ----------  ----------  --------
                          INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR
                            SHARES      SHARES      SHARES      SHARES     SHARES
                          ----------  ----------  ----------  ----------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 18.67     $ 16.30     $ 12.70     $ 14.74    $ 14.49
                           -------     -------     -------     -------    -------
Investment Activities
 Net investment income..      0.11        0.20        0.23        0.20       0.25
 Net realized and
  unrealized gains
  (losses) from
  investments...........      3.96        3.32        3.74       (0.17)      1.06
                           -------     -------     -------     -------    -------
  Total from Investment
   Activities...........      4.07        3.52        3.97        0.03       1.31
                           -------     -------     -------     -------    -------
Distributions
 Net investment income..     (0.13)      (0.20)      (0.23)      (0.21)     (0.25)
 In excess of net
  investment income.....     (0.03)      (0.01)         --          --         --
 Net realized gains.....     (1.46)      (0.94)      (0.14)      (0.18)     (0.81)
 In excess of net
  realized gains........        --          --          --       (1.68)        --
                           -------     -------     -------     -------    -------
  Total Distributions...     (1.62)      (1.15)      (0.37)      (2.07)     (1.06)
                           -------     -------     -------     -------    -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 21.12     $ 18.67     $ 16.30     $ 12.70    $ 14.74
                           =======     =======     =======     =======    =======
Total Return (excludes
 sales charge)..........     23.90 %     22.99 %     31.95 %      0.20 %     9.65 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........   $46,372     $38,229     $25,082     $18,343    $11,157
 Ratio of expenses to
  average net assets....      1.04 %      1.05 %      1.05 %      1.05 %     0.74 %
 Ratio of net investment
  income to average net
  assets................      0.60 %      1.20 %      1.59 %      1.45 %     1.74 %
 Ratio of expenses to
  average net assets*...      1.14 %      1.15 %      1.15 %      1.15 %     0.96 %
 Ratio of net investment
  income to average net
  assets*...............      0.50 %      1.10 %      1.49 %      1.35 %     1.52 %
 Portfolio turnover**...     57.11 %     63.90 %     58.50 %     65.00 %    41.00 %
 Average commission rate
  paid (b)..............   $0.0451     $0.0598          --          --         --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                YEARS ENDED        MARCH 1, 1995
                                               NOVEMBER 30,             TO
                                           ----------------------  NOVEMBER 30,
                                              1997        1996       1995 (A)
                                           ----------  ----------  -------------
                                           INVESTOR B  INVESTOR B   INVESTOR B
                                             SHARES      SHARES       SHARES
                                           ----------  ----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $ 18.58     $ 16.23       $13.43
                                            -------     -------       ------
Investment Activities
 Net investment income (loss)............     (0.02)       0.11         0.14
 Net realized and unrealized gains
  (losses) from investments..............      3.93        3.30         2.81
                                            -------     -------       ------
  Total from Investment Activities.......      3.91        3.41         2.95
                                            -------     -------       ------
Distributions
 Net investment income...................        --       (0.11)       (0.15)
 In excess of net investment income......     (0.09)      (0.01)          --
 Net realized gains......................     (1.46)      (0.94)          --
                                            -------     -------       ------
  Total Distributions....................     (1.55)      (1.06)       (0.15)
                                            -------     -------       ------
NET ASSET VALUE, END OF PERIOD...........   $ 20.94     $ 18.58       $16.23
                                            =======     =======       ======
Total Return (excludes sales charge).....     23.04 %     22.29 %      31.20 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......   $ 6,349     $ 3,537       $  781
 Ratio of expenses to average net assets.      1.73 %      1.75 %       1.75 %(c)
 Ratio of net investment income (loss) to
  average net assets.....................     (0.11)%      0.49 %       0.87 %(c)
 Ratio of expenses to average net
  assets*................................      1.83 %      1.85 %       1.85 %(c)
 Ratio of net investment income (loss) to
  average net assets*....................     (0.21)%      0.39 %       0.77 %(c)
 Portfolio turnover**....................     57.11 %     63.90 %      58.50 %
 Average commission rate paid (d)........   $0.0451     $0.0598           --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio authorized the issuance of a series designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.




                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                    YEARS ENDED NOVEMBER 30,
                          ----------------------------------------------------
                            1997       1996       1995       1994       1993
                          --------   --------   --------   --------   --------
                           TRUST      TRUST      TRUST      TRUST      TRUST
                           SHARES     SHARES     SHARES     SHARES     SHARES
                          --------   --------   --------   --------   --------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $  18.71   $  16.32   $  12.72   $  14.74   $  14.49
                          --------   --------   --------   --------   --------
Investment Activities
 Net investment income..      0.23       0.24       0.27       0.22       0.25
 Net realized and
  unrealized gains
  (losses) from
  investments...........      3.96       3.34       3.74      (0.17)      1.06
                          --------   --------   --------   --------   --------
  Total from Investment
   Activities...........      4.19       3.58       4.01       0.05       1.31
                          --------   --------   --------   --------   --------
Distributions
 Net investment income..     (0.25)     (0.24)     (0.27)     (0.21)     (0.25)
 In excess of net in-
  vestment income.......        --      (0.01)        --         --         --
 Net realized gains.....     (1.46)     (0.94)     (0.14)     (0.18)     (0.81)
 In excess of net real-
  ized gains............        --         --         --      (1.68)        --
                          --------   --------   --------   --------   --------
  Total Distributions...     (1.71)     (1.19)     (0.41)     (2.07)     (1.06)
                          --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD.................  $  21.19   $  18.71   $  16.32   $  12.72   $  14.74
                          ========   ========   ========   ========   ========
Total Return............     24.55 %    23.45 %    32.27 %     0.36 %     9.65 %
RATIOS/SUPPLEMENTARY DA-
 TA:
 Net Assets at end of
  period (000)..........  $322,304   $348,183   $286,546   $235,955   $238,771
 Ratio of expenses to
  average net assets....      0.74 %     0.75 %     0.75 %     0.75 %     0.74 %
 Ratio of net investment
  income to average net
  assets................      0.91 %     1.50 %     1.89 %     1.72 %     1.74 %
 Ratio of expenses to
  average net assets*...      1.14 %     0.85 %     0.85 %     1.15 %     0.96 %
 Ratio of net investment
  income to average net
  assets*...............      0.51 %     1.40 %     1.79 %     1.32 %     1.52 %
 Portfolio turnover**...     57.11 %    63.90 %    58.50 %    65.00 %    41.00 %
 Average commission rate
  paid (a)..............   $0.0451    $0.0598         --         --         --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.




                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                              YEARS ENDED NOVEMBER 30,
                          ----------------------------------------------------------------
                              1997          1996          1995        1994 (A)      1993
                          ------------- ------------- ------------- ------------- --------
                          INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INVESTOR
                             SHARES        SHARES        SHARES        SHARES      SHARES
                          ------------- ------------- ------------- ------------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 18.67       $ 16.29       $ 12.70       $ 14.74    $ 14.49
                             -------       -------       -------       -------    -------
Investment Activities
 Net investment income..        0.12          0.20          0.23          0.20       0.25
 Net realized and
  unrealized gains
  (losses) from
  investments...........        3.95          3.33          3.74         (0.17)      1.06
                             -------       -------       -------       -------    -------
  Total from Investment
   Activities...........        4.07          3.53          3.97          0.03       1.31
                             -------       -------       -------       -------    -------
Distributions
 Net investment income..       (0.13)        (0.20)        (0.24)        (0.21)     (0.25)
 In excess of net
  investment income.....       (0.03)        (0.01)           --            --         --
 Net realized gains.....       (1.46)        (0.94)        (0.14)        (0.18)     (0.81)
 In excess of net
  realized gains........          --            --            --         (1.68)        --
                             -------       -------       -------       -------    -------
  Total Distributions...       (1.62)        (1.15)        (0.38)        (2.07)     (1.06)
                             -------       -------       -------       -------    -------
NET ASSET VALUE, END OF
 PERIOD.................     $ 21.12       $ 18.67       $ 16.29       $ 12.70    $ 14.74
                             =======       =======       =======       =======    =======
Total Return............       23.90 %       23.08 %       31.88 %        0.19 %     9.65 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $92,515       $72,950       $40,228       $21,897    $11,157
 Ratio of expenses to
  average net assets....        1.04 %        1.05 %        1.05 %        1.05 %     0.74 %
 Ratio of net investment
  income to average net
  assets................        0.60 %        1.19 %        1.58 %        1.41 %     1.74 %
 Ratio of expenses to
  average net assets*...        1.14 %        1.15 %        1.15 %        1.16 %     0.96 %
 Ratio of net investment
  income to average net
  assets*...............        0.50 %        1.09 %        1.48 %        1.30 %     1.52 %
 Portfolio turnover**...       57.11 %       63.90 %       58.50 %       65.00 %    41.00 %
 Average commission rate
  paid (b)..............     $0.0451       $0.0598            --            --         --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On January 3, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for the periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.
(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
SMALL CAP EQUITY PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                         YEARS ENDED NOVEMBER 30,
                           --------------------------------------------------------
                              1997        1996        1995      1994 (A)     1993
                           ----------  ----------  ----------  ----------  --------
                           INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR
                             SHARES      SHARES      SHARES      SHARES     SHARES
                           ----------  ----------  ----------  ----------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $ 13.40     $ 13.44     $ 11.99     $ 13.14     $11.23
                            -------     -------     -------     -------     ------
Investment Activities
 Net investment income
  (loss).................     (0.05)      (0.01)        --        (0.03)      0.03
 Net realized and
  unrealized gains
  (losses) from
  investments............      2.50        1.03        2.36        0.89       2.14
                            -------     -------     -------     -------     ------
  Total from Investment
   Activities............      2.45        1.02        2.36        0.86       2.17
                            -------     -------     -------     -------     ------
Distributions
 Net investment income...        --          --          --          --      (0.05)
 In excess of net
  investment income......        --       (0.01)         --          --         --
 Net realized gains......     (0.82)      (1.05)      (0.91)      (1.78)     (0.21)
 In excess of net
  realized gains.........        --          --          --       (0.23)        --
                            -------     -------     -------     -------     ------
  Total Distributions....     (0.82)      (1.06)      (0.91)      (2.01)     (0.26)
                            -------     -------     -------     -------     ------
NET ASSET VALUE, END OF
 PERIOD..................   $ 15.03     $ 13.40     $ 13.44     $ 11.99     $13.14
                            =======     =======     =======     =======     ======
Total Return (excludes
 sales charge)...........     19.45 %      8.36 %     21.47 %      7.38 %    19.75 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)...........   $14,213     $13,889     $15,056     $10,899     $4,559
 Ratio of expenses to
  average net assets.....      1.25 %      1.26 %      1.26 %      1.25 %     0.61 %
 Ratio of net investment
  income (loss) to
  average net assets.....     (0.29)%     (0.13)%     (0.12)%     (0.44)%     0.19 %
 Ratio of expenses to
  average net assets*....      1.35 %      1.36 %      1.36 %      1.36 %     1.23 %
 Ratio of net investment
  loss to average net
  assets*................     (0.39)%     (0.23)%     (0.22)%     (0.55)%    (0.43)%
 Portfolio turnover**....     80.23 %     65.85 %     83.13 %     85.00 %    65.00 %
 Average commission rate
  paid (b)...............   $0.0515     $0.0582          --          --         --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.




                       See notes to financial statements

THE ARCH FUND, INC.
SMALL CAP EQUITY PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                YEARS ENDED        MARCH 1, 1995
                                               NOVEMBER 30,             TO
                                           ----------------------  NOVEMBER 30,
                                              1997        1996       1995 (A)
                                           ----------  ----------  -------------
                                           INVESTOR B  INVESTOR B   INVESTOR B
                                             SHARES      SHARES       SHARES
                                           ----------  ----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $ 13.24     $ 13.37       $11.83
                                            -------     -------       ------
Investment Activities
 Net investment loss.....................     (0.13)      (0.07)       (0.03)
 Net realized and unrealized gains
  (losses) from investments..............      2.45        0.99         1.57
                                            -------     -------       ------
  Total from Investment Activities.......      2.32        0.92         1.54
                                            -------     -------       ------
Distributions
 Net realized gains......................     (0.82)      (1.05)          --
                                            -------     -------       ------
  Total Distributions....................     (0.82)      (1.05)          --
                                            -------     -------       ------
NET ASSET VALUE, END OF PERIOD...........   $ 14.74     $ 13.24       $13.37
                                            =======     =======       ======
Total Return (excludes sales charge).....     18.62 %      7.63%       20.83 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......   $ 1,503     $ 1,272       $  603
 Ratio of expenses to average net assets.      1.95 %      1.96 %       1.96 %(c)
 Ratio of net investment loss to average
  net assets.............................     (0.99)%     (0.83)%      (0.78)%(c)
 Ratio of expenses to average net
  assets *...............................      2.05 %      2.06 %       2.06 %(c)
 Ratio of net investment loss to average
  net assets *...........................     (1.09)%     (0.93)%      (0.88)%(c)
 Portfolio turnover **...................     80.23 %     65.85 %      83.13 %
 Average commission rate paid (d)........   $0.0515     $0.0582           --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio authorized the issuance of a series designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
SMALL CAP EQUITY PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                     YEARS ENDED NOVEMBER 30,
                            --------------------------------------------------
                              1997       1996       1995      1994      1993
                            --------   --------   --------   -------   -------
                             TRUST      TRUST      TRUST      TRUST     TRUST
                             SHARES     SHARES     SHARES    SHARES    SHARES
                            --------   --------   --------   -------   -------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $  13.49   $  13.49   $  12.01   $ 13.14   $ 11.23
                            --------   --------   --------   -------   -------
Investment Activities
 Net investment income
  (loss)..................      0.01       0.02       0.03     (0.01)     0.03
 Net realized and
  unrealized gains
  (losses) from
  investments.............      2.50       1.05       2.36      0.89      2.14
                            --------   --------   --------   -------   -------
  Total from Investment
   Activities.............      2.51       1.07       2.39      0.88      2.17
                            --------   --------   --------   -------   -------
Distributions
 Net investment income....     (0.01)     (0.02)        --        --     (0.05)
 Net realized gains.......     (0.82)     (1.05)     (0.91)    (1.78)    (0.21)
 In excess of net realized
  gains...................        --         --         --     (0.23)       --
                            --------   --------   --------   -------   -------
  Total Distributions.....     (0.83)     (1.07)     (0.91)    (2.01)    (0.26)
                            --------   --------   --------   -------   -------
NET ASSET VALUE, END OF
 PERIOD...................  $  15.17   $  13.49   $  13.49   $ 12.01   $ 13.14
                            ========   ========   ========   =======   =======
Total Return..............     19.77 %     8.72 %    21.70 %    7.56 %   19.75 %
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)............  $211,643   $171,295   $139,681   $77,690   $47,473
 Ratio of expenses to
  average net assets......      0.95 %     0.96 %     0.96 %    0.95 %    0.61 %
 Ratio of net investment
  income (loss) to average
  net assets..............      0.01 %     0.17 %     0.18 %   (0.16)%    0.19 %
 Ratio of expenses to
  average net assets*.....      1.35 %     1.06 %     1.06 %    1.36 %    1.23 %
 Ratio of net investment
  income (loss) to average
  net assets*.............     (0.39)%     0.07 %     0.08 %   (0.56)%   (0.43)%
 Portfolio turnover**.....     80.23 %    65.85 %    83.13 %   85.00 %   65.00 %
 Average commission rate
  paid (a)................  $ 0.0515   $ 0.0582         --        --        --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.




                       See notes to financial statements

THE ARCH FUND, INC.
SMALL CAP EQUITY PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                              YEARS ENDED NOVEMBER 30,
                          ----------------------------------------------------------------
                              1997          1996          1995        1994 (A)      1993
                          ------------- ------------- ------------- ------------- --------
                          INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INVESTOR
                             SHARES        SHARES        SHARES        SHARES      SHARES
                          ------------- ------------- ------------- ------------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 13.36       $ 13.40       $ 11.96       $13.14      $11.23
Investment Activities
 Net investment income
  (loss)................       (0.04)        (0.01)        (0.01)       (0.03)       0.03
 Net realized and
  unrealized gains
  (losses) from invest-
  ments.................        2.48          1.03          2.36         0.86        2.14
                             -------       -------       -------       ------      ------
  Total from Investment
   Activities...........        2.44          1.02          2.35         0.83        2.17
                             -------       -------       -------       ------      ------
Distributions
 Net investment income..          --            --            --           --       (0.05)
 In excess of net in-
  vestment income.......          --         (0.01)           --           --          --
 Net realized gains.....       (0.82)        (1.05)        (0.91)       (1.78)      (0.21)
 In excess of net real-
  ized gains............          --            --            --        (0.23)         --
                             -------       -------       -------       ------      ------
  Total Distributions...       (0.82)        (1.06)        (0.91)       (2.01)      (0.26)
                             -------       -------       -------       ------      ------
NET ASSET VALUE, END OF
 PERIOD.................     $ 14.98       $ 13.36       $ 13.40       $11.96      $13.14
                             =======       =======       =======       ======      ======
Total Return............       19.41 %        8.39 %       21.43 %       7.11 %     19.75 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $34,395       $30,081       $17,620       $5,633      $4,559
 Ratio of expenses to
  average net assets....       1.25 %         1.26 %        1.26 %       1.25 %      0.61 %
 Ratio of net investment
  income (loss) to aver-
  age net assets........       (0.29)%       (0.13)%       (0.11)%      (0.41)%      0.19 %
 Ratio of expenses to
  average net assets*...        1.35 %        1.36 %        1.36 %       1.37 %      1.23 %
 Ratio of net investment
  loss to average net
  assets*...............       (0.39)%       (0.23)%       (0.21)%      (0.53)%     (0.43)%
 Portfolio turnover**...       80.23 %       65.85 %       83.13 %      85.00 %     65.00 %
 Average commission rate
  paid (b)..............     $0.0515       $0.0582            --           --          --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On May 6, 1992 the Portfolio issued a series of shares designated as "Investor" Shares. In addition, on January 3, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.
(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.





                       See notes to financial statements

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS

                                   YEARS ENDED NOVEMBER 30,       APRIL 4, 1994 TO
                               ----------------------------------   NOVEMBER 30,
                                  1997        1996        1995     1994 (A)(B)(C)
                               ----------  ----------  ---------- ----------------
                               INVESTOR A  INVESTOR A  INVESTOR A    INVESTOR A
                                 SHARES      SHARES      SHARES        SHARES
                               ----------  ----------  ---------- ----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................   $ 12.05     $ 10.76      $ 9.90        $10.00
                                -------     -------      ------        ------
Investment Activities
 Net investment income
  (loss).....................     (0.02)       0.02        0.02         (0.01)
 Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency...................      0.32        1.27        0.86         (0.09)
                                -------     -------      ------        ------
  Total from Investment
   Activities................      0.30        1.29        0.88         (0.10)
                                -------     -------      ------        ------
Distributions
 In excess of net investment
  income.....................     (0.05)         --          --            --
 Net realized gains..........     (0.31)         --       (0.01)           --
 Tax return of capital.......        --          --       (0.01)           --
                                -------     -------      ------        ------
  Total Distributions........     (0.36)         --       (0.02)           --
                                -------     -------      ------        ------
NET ASSET VALUE, END OF
 PERIOD......................   $ 11.99     $ 12.05      $10.76        $ 9.90
                                =======     =======      ======        ======
Total Return (excludes sales
 charge).....................      2.58 %     11.99 %      8.89 %       (1.00)%(d)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
  (000)......................   $ 2,854     $ 2,573      $1,568        $  791
 Ratio of expenses to average
  net assets.................      1.59 %      1.44 %      1.45 %        1.55 %(e)
 Ratio of net investment
  income (loss) to average
  net assets.................     (0.20)%      0.19 %      0.07 %       (0.39)%(e)
 Ratio of expenses to average
  net assets*................      1.75 %      1.75 %      1.76 %        1.89 %(e)
 Ratio of net investment
  income (loss) to average
  net assets*................     (0.36)%     (0.12)%     (0.24)%       (0.73)%(e)
 Portfolio turnover**........     75.18 %     77.63 %     62.78 %       21.00 %
 Average commission rate
  paid (f)...................   $0.0229     $0.0251          --            --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Period from commencement of operations.
(b) On April 4, 1994, the Portfolio issued a series of shares which were designated as "Trust" Shares. In addition, on May 2, 1994, the Portfolio issued a new series of shares which were designated as "Investor" Shares. The financial highlights presented for April 4, 1994 to May 2, 1994 represent financial highlights applicable to the Trust Shares.
(c) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(d)  Not annualized.
(e)  Annualized.
(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.




                       See notes to financial statements

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
INVESTOR B SHARES

                              FINANCIAL HIGHLIGHTS

                                                YEARS ENDED        MARCH 1, 1995
                                               NOVEMBER 30,             TO
                                           ----------------------  NOVEMBER 30,
                                              1997        1996       1995 (A)
                                           ----------  ----------  -------------
                                           INVESTOR B  INVESTOR B   INVESTOR B
                                             SHARES      SHARES       SHARES
                                           ----------  ----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $ 11.90     $ 10.71       $ 9.26
                                            -------     -------       ------
Investment Activities
 Net investment loss.....................     (0.09)      (0.04)       (0.03)
 Net realized and unrealized gains
  (losses) from investments and foreign
  currency...............................      0.30        1.23         1.48
                                            -------     -------       ------
  Total from Investment Activities.......      0.21        1.19         1.45
                                            -------     -------       ------
Distributions
 In excess of net investment income......     (0.03)         --           --
 Net realized gains......................     (0.31)         --           --
                                            -------     -------       ------
  Total Distributions....................     (0.34)         --           --
                                            -------     -------       ------
NET ASSET VALUE, END OF PERIOD...........   $ 11.77     $ 11.90       $10.71
                                            =======     =======       ======
Total Return (excludes sales charge).....      1.82 %     11.11 %       8.38 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......   $   562     $   437       $  102
 Ratio of expenses to average net assets.      2.29 %      2.14 %       2.02 %(c)
 Ratio of net investment loss to average
  net assets.............................     (0.91)%     (0.50)%      (0.96)%(c)
 Ratio of expenses to average net
  assets*................................      2.45 %      2.46 %       2.44 %(c)
 Ratio of net investment loss to average
  net assets*............................     (1.07)%     (0.82)%      (1.38)%(c)
 Portfolio turnover**....................     75.18 %     77.63 %      62.78 %
 Average commission rate paid (d)........   $0.0229     $0.0251       $   --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Period from commencement of operations.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c)  Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.




                       See notes to financial statements

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                               YEARS ENDED NOVEMBER 30,        APRIL 4, 1994 TO
                              ------------------------------     NOVEMBER 30,
                                1997       1996       1995         1994 (A)
                              --------   --------   --------   ----------------
                               TRUST      TRUST      TRUST          TRUST
                               SHARES     SHARES     SHARES         SHARES
                              --------   --------   --------   ----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $  12.12   $  10.79   $   9.92       $ 10.00
                              --------   --------   --------       -------
Investment Activities
 Net investment income......      0.01       0.06       0.03          0.01
 Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency..................      0.33       1.27       0.86         (0.09)
                              --------   --------   --------       -------
  Total from Investment
   Activities...............      0.34       1.33       0.89         (0.08)
                              --------   --------   --------       -------
Distributions
 Net investment income......     (0.04)        --         --            --
 In excess of net investment
  income....................     (0.02)        --         --            --
 Net realized gains.........     (0.31)        --      (0.01)           --
 Tax return of capital......        --         --      (0.01)           --
                              --------   --------   --------       -------
  Total Distributions.......     (0.37)        --      (0.02)           --
                              --------   --------   --------       -------
NET ASSET VALUE, END OF
 PERIOD.....................  $  12.09   $  12.12   $  10.79       $  9.92
                              ========   ========   ========       =======
Total Return................      2.91 %    12.33 %     8.97 %       (0.80)%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
  (000).....................  $ 55,038   $ 52,181   $ 36,096       $23,746
 Ratio of expenses to
  average net assets........      1.29 %     1.14 %     1.16 %        1.23 %(c)
 Ratio of net investment
  income to average net
  assets....................      0.09 %     0.51 %     0.39 %        0.23 %(c)
 Ratio of expenses to
  average net assets*.......      1.75 %     1.45 %     1.46 %        1.95 %(c)
 Ratio of net investment
  income (loss) to average
  net assets*...............     (0.37)%     0.20 %     0.09 %       (0.49)%(c)
 Portfolio turnover**.......     75.18 %    77.63 %    62.78 %       21.00 %
 Average commission rate
  paid (d)..................  $ 0.0229   $ 0.0251   $     --       $    --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                  YEARS ENDED NOVEMBER 30,          APRIL 4, 1994 TO
                          -----------------------------------------   NOVEMBER 30,
                              1997          1996          1995          1994 (A)
                          ------------- ------------- ------------- ----------------
                          INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL  INSTITUTIONAL
                             SHARES        SHARES        SHARES          SHARES
                          ------------- ------------- ------------- ----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 12.03       $ 10.75       $ 9.90          $10.00
                             -------       -------       ------          ------
Investment Activities
 Net investment income
  (loss)................       (0.03)         0.01         0.01           (0.01)
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currency......        0.33          1.27         0.86           (0.09)
                             -------       -------       ------          ------
  Total from Investment
   Activities...........        0.30          1.28         0.87           (0.10)
                             -------       -------       ------          ------
Distributions
 In excess of net
  investment income.....       (0.05)           --           --              --
 Realized net gains.....       (0.31)           --        (0.01)             --
 Total return of
  capital...............          --            --        (0.01)             --
                             -------       -------       ------          ------
  Total Distributions...       (0.36)           --        (0.02)             --
                             -------       -------       ------          ------
NET ASSET VALUE, END OF
 PERIOD.................     $ 11.97       $ 12.03       $10.75          $ 9.90
                             =======       =======       ======          ======
Total Return............        2.59 %       11.91 %       8.78 %         (1.00)%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $ 6,798       $ 6,059       $2,159          $  197
 Ratio of expenses to
  average net assets....        1.59 %        1.44 %       1.44 %          1.70 %(c)
 Ratio of net investment
  income (loss) to
  average net assets....       (0.21)%        0.16 %       0.13 %         (0.48)%(c)
 Ratio of expenses to
  average net assets*...        1.75 %        1.76 %       1.75 %          2.17 %(c)
 Ratio of net investment
  loss to average net
  assets*...............       (0.37)%       (0.16)%      (0.18)%         (0.94)%(c)
 Portfolio turnover**...       75.18 %       77.63 %      62.78 %         21.00 %
 Average commission rate
  paid (d)..............     $0.0229       $0.0251           --              --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On April 4, 1994, the Portfolio issued a series of shares which were designated as "Trust" Shares. In addition, on April 24, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for April 4, 1994 to April 24, 1994 represent financial highlights applicable to the Trust Shares.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INCOME
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                                             FEBRUARY 27, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                                INVESTOR A
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $ 10.00
                                                                  -------
Investment Activities
 Net investment income...................................            0.16
 Net realized and unrealized gains (losses) from
  investments............................................            1.57
                                                                  -------
  Total from Investment Activities.......................            1.73
                                                                  -------
Distributions
 Net investment income...................................           (0.16)
 In excess of net investment income......................           (0.01)
                                                                  -------
  Total Distributions....................................           (0.17)
                                                                  -------
NET ASSET VALUE, END OF PERIOD...........................         $ 11.56
                                                                  =======
Total Return (excludes sales charge).....................           17.42 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......................         $   173
 Ratio of expenses to average net assets.................            0.45 %(c)
 Ratio of net investment income to average net assets....            2.29 %(c)
 Ratio of expenses to average net assets*................            1.38 %(c)
 Ratio of net investment income to average net assets*...            1.36 %(c)
 Portfolio turnover**....................................           48.33 %
 Average commission rate paid (d)........................         $0.0566

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INCOME
INVESTOR B SHARES

                              FINANCIAL HIGHLIGHTS

                                                             FEBRUARY 27, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                                INVESTOR B
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $ 10.00
                                                                  -------
Investment Activities
 Net investment income...................................            0.10
 Net realized and unrealized gains (losses) from
  investments............................................            1.57
                                                                  -------
  Total from Investment Activities.......................            1.67
                                                                  -------
Distributions
 Net investment income...................................           (0.10)
 In excess of net investment income......................           (0.02)
                                                                  -------
  Total Distributions....................................           (0.12)
                                                                  -------
NET ASSET VALUE, END OF PERIOD...........................         $ 11.55
                                                                  =======
Total Return (excludes sales charge).....................           16.75 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......................         $   131
 Ratio of expenses to average net assets.................            1.14 %(c)
 Ratio of net investment income to average net assets....            1.53 %(c)
 Ratio of expenses to average net assets*................            2.07 %(c)
 Ratio of net investment income to average net assets*...            0.60 %(c)
 Portfolio turnover**....................................           48.33 %
 Average commission rate paid (d)........................         $0.0566

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INCOME
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                             FEBRUARY 27, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                                   TRUST
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................        $  10.00
                                                                 --------
Investment Activities
 Net investment income...................................            0.20
 Net realized and unrealized gains (losses) from
  investments............................................            1.55
                                                                 --------
  Total from Investment Activities.......................            1.75
                                                                 --------
Distributions
 Net investment income...................................           (0.19)
                                                                 --------
  Total Distributions....................................           (0.19)
                                                                 --------
NET ASSET VALUE, END OF PERIOD...........................        $  11.56
                                                                 ========
Total Return.............................................           17.64 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......................        $131,919
 Ratio of expenses to average net assets.................            0.15 %(c)
 Ratio of net investment income to average net assets....            2.51 %(c)
 Ratio of expenses to average net assets*................            1.38 %(c)
 Ratio of net investment income to average net assets*...            1.28 %(c)
 Portfolio turnover**....................................           48.33 %
 Average commission rate paid (d)........................        $ 0.0566

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INCOME
INSTITUTIONAL SHARES

                              FINANCIAL HIGHLIGHTS

                                                             FEBRUARY 27, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                               INSTITUTIONAL
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $ 10.00
                                                                  -------
Investment Activities
 Net investment income...................................            0.19
 Net realized and unrealized gains (losses) from
  investments............................................            1.56
                                                                  -------
  Total from Investment Activities.......................            1.75
                                                                  -------
Distributions
 Net investment income...................................           (0.19)
                                                                  -------
  Total Distributions....................................           (0.19)
                                                                  -------
NET ASSET VALUE, END OF PERIOD...........................         $ 11.56
                                                                  =======
Total Return.............................................           17.64 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......................         $     1
 Ratio of expenses to average net assets.................            0.37 %(c)
 Ratio of net investment income to average net assets....            2.34 %(c)
 Ratio of expenses to average net assets*................            1.60 %(c)
 Ratio of net investment income to average net assets*...            1.11 %(c)
 Portfolio turnover**....................................           48.33 %
 Average commission rate paid (d)........................         $0.0566

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INDEX
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                                                MAY 1, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                                INVESTOR A
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $ 10.00
                                                                  -------
Investment Activities
 Net investment income...................................            0.07
 Net realized and unrealized gains (losses) from
  investments............................................            1.94
                                                                  -------
  Total from Investment Activities.......................            2.01
                                                                  -------
Distributions
 Net investment income...................................           (0.07)
 In excess of net investment income......................           (0.01)
                                                                  -------
  Total Distributions....................................           (0.08)
                                                                  -------
NET ASSET VALUE, END OF PERIOD...........................         $ 11.93
                                                                  =======
Total Return (excludes sales charge).....................           20.14 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......................         $   206
 Ratio of expenses to average net assets.................            0.78 %(c)
 Ratio of net investment income to average net assets....            1.02 %(c)
 Ratio of expenses to average net assets*................            1.21 %(c)
 Ratio of net investment income to average net assets*...            0.59 %(c)
 Portfolio turnover**....................................            1.66 %
 Average commission rate paid (d)........................         $0.0206

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INDEX
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                                MAY 1, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                                   TRUST
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $ 10.00
                                                                  -------
Investment Activities
 Net investment income...................................            0.10
 Net realized and unrealized gains (losses) from
  investments............................................            1.94
                                                                  -------
  Total from Investment Activities.......................            2.04
                                                                  -------
Distributions
 Net investment income...................................           (0.10)
                                                                  -------
  Total Distributions....................................           (0.10)
                                                                  -------
NET ASSET VALUE, END OF PERIOD...........................         $ 11.94
                                                                  =======
Total Return.............................................           20.40 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......................         $31,787
 Ratio of expenses to average net assets.................            0.39 %(c)
 Ratio of net investment income to average net assets....            1.48 %(c)
 Ratio of expenses to average net assets*................            1.12 %(c)
 Ratio of net investment income to average net assets*...            0.75 %(c)
 Portfolio turnover**....................................            1.66 %
 Average commission rate paid (d)........................         $0.0206

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INDEX
INSTITUTIONAL SHARES

                              FINANCIAL HIGHLIGHTS

                                                                MAY 1, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                               INSTITUTIONAL
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $ 10.00
                                                                  -------
Investment Activities
 Net investment income...................................            0.10
 Net realized and unrealized gains (losses) from
  investments............................................            1.94
                                                                  -------
  Total from Investment Activities.......................            2.04
                                                                  -------
Distributions
 Net investment income...................................           (0.10)
                                                                  -------
  Total Distributions....................................           (0.10)
                                                                  -------
NET ASSET VALUE, END OF PERIOD...........................         $ 11.94
                                                                  =======
Total Return.............................................           20.40 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......................         $     8
 Ratio of expenses to average net assets.................            0.46 %(c)
 Ratio of net investment income to average net assets....            1.30 %(c)
 Ratio of expenses to average net assets*................            1.19 %(c)
 Ratio of net investment income to average net assets*...            0.57 %(c)
 Portfolio turnover**....................................            1.66 %
 Average commission rate paid (d)........................         $0.0206

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH EQUITY
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                             OCTOBER 1, 1997
                                   TO
                          NOVEMBER 30, 1997 (A)        YEAR ENDED SEPTEMBER 30,
                          --------------------- --------------------------------------------
                               INVESTOR A
                                 SHARES          1997     1996     1995     1994     1993(E)
                          --------------------- -------  -------  -------  -------   -------
NET ASSET VALUE,
 BEGINNING OF PERIOD             $ 18.75        $ 15.06  $ 13.80  $  9.74  $ 10.02   $ 10.00
                                 -------        -------  -------  -------  -------   -------
Investment Activities...
 Net investment income..           (0.01)          0.08     0.12     0.10     0.07      0.04
 Net realized and
  unrealized gains
  (losses) from
  investments...........           (0.24)          4.75     1.32     4.05    (0.25)     0.02
                                 -------        -------  -------  -------  -------   -------
  Total from Investment
   Activities...........           (0.25)          4.83     1.44     4.15    (0.18)     0.06
                                 -------        -------  -------  -------  -------   -------
Distributions
 Net investment income..              --          (0.09)   (0.11)   (0.09)   (0.07)    (0.04)
 Net realized gains.....           (2.24)         (1.05)   (0.07)      --    (0.03)       --
                                 -------        -------  -------  -------  -------   -------
  Total Distributions...           (2.24)         (1.14)   (0.18)   (0.09)   (0.10)    (0.04)
                                 -------        -------  -------  -------  -------   -------
NET ASSET VALUE, END OF
 PERIOD.................         $ 16.26        $ 18.75  $ 15.06  $ 13.80  $  9.74   $ 10.02
                                 =======        =======  =======  =======  =======   =======
Total Return (excludes
 sales charge)..........           (1.25)%(b)     33.85%   10.48%   42.90%   (1.84%)    0.60%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........         $ 3,467        $68,965  $55,573  $43,708  $30,282   $31,159
 Ratio of expenses to
  average net assets....            1.17 %(c)      1.14%    1.17%    1.28%    1.36%     1.32%(c)
 Ratio of net investment
  income to average net
  assets................           (0.27)%(c)      0.44%    0.86%    0.90%    0.74%     0.62%(c)
 Ratio of expenses to
  average net assets*...            1.42 %(c)      1.39%    1.45%    1.58%    1.64%     1.62%(c)
 Ratio of net investment
  income to average net
  assets*...............           (0.52)%(c)      0.19%    0.58%    0.60%    0.46%     0.32%(c)
 Portfolio turnover**...           24.45 %           42%      45%      45%     127%       54%
 Average commission rate
  paid (d)..............         $0.0525        $0.0815  $0.0756       --       --        --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Upon reorganizing as a Portfolio of the Arch Fund, Inc., the Arrow Equity Portfolio became the Growth Equity Portfolio and changed its year-end to November 30. Financial Highlights for the periods prior to November 24, 1997 represent financial highlights of the Arrow Equity Portfolio.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
(e) Reflects operations for the period from January 4, 1993 (date of initial public investment) to September 30, 1993.


                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH EQUITY
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                             NOVEMBER 24, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                                   TRUST
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $ 16.44
                                                                  -------
Investment Activities
 Net investment income...................................            0.09
 Net realized and unrealized gains (losses) from
  investments............................................           (0.27)
                                                                  -------
  Total from Investment Activities.......................           (0.18)
                                                                  -------
Distributions
 Net investment income...................................              --
                                                                  -------
  Total Distributions....................................              --
                                                                  -------
NET ASSET VALUE, END OF PERIOD...........................         $ 16.26
                                                                  =======
Total Return.............................................           (1.09)%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......................         $63,786
 Ratio of expenses to average net assets.................            1.24 %(c)
 Ratio of net investment income to average net assets....           (0.15)%(c)
 Ratio of expenses to average net assets*................            1.34 %(c)
 Ratio of net investment income to average net assets*...           (0.25)%(c)
 Portfolio turnover**....................................            0.00 %
 Average commission rate paid (d)........................         $    --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
BALANCED PORTFOLIO
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS

                                                                        APRIL 1, 1993
                                   YEARS ENDED NOVEMBER 30,                  TO
                          --------------------------------------------- NOVEMBER 30,
                             1997        1996        1995     1994 (A)    1993 (B)
                          ----------  ----------  ---------- ---------- -------------
                          INVESTOR A  INVESTOR A  INVESTOR A INVESTOR A   INVESTOR
                            SHARES      SHARES      SHARES     SHARES      SHARES
                          ----------  ----------  ---------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 12.58     $ 11.65      $ 9.61     $10.22      $10.00
                           -------     -------      ------     ------      ------
Investment Activities
 Net investment income..      0.32        0.32        0.32       0.28        0.23
 Net realized and
  unrealized gains
  (losses) from
  investments...........      1.47        1.34        2.02      (0.47)       0.15
                           -------     -------      ------     ------      ------
  Total from Investment
   Activities...........      1.79        1.66        2.34      (0.19)       0.38
                           -------     -------      ------     ------      ------
Distributions
 Net investment income..     (0.40)      (0.31)      (0.30)     (0.29)      (0.16)
 Net realized gains.....     (0.71)      (0.42)         --         --          --
 In excess of net
  realized gains........        --          --          --      (0.13)         --
                           -------     -------      ------     ------      ------
  Total Distributions...     (1.11)      (0.73)      (0.30)     (0.42)      (0.16)
                           -------     -------      ------     ------      ------
NET ASSET VALUE, END OF
 PERIOD.................   $ 13.26     $ 12.58      $11.65     $ 9.61      $10.22
                           =======     =======      ======     ======      ======
Total Return (excludes
 sales charge)..........     15.38 %     15.10 %     24.85 %    (1.91)%      3.86 %(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........   $ 9,923     $ 9,328      $8,348     $7,321      $1,978
 Ratio of expenses to
  average net assets....      1.27 %      1.27 %      1.27 %     1.27 %      0.56 %(d)
 Ratio of net investment
  income to average net
  assets................      2.57 %      2.79 %      2.98 %     2.77 %      3.42 %(d)
 Ratio of expenses to
  average net assets*...      1.37 %      1.37 %      1.37 %     1.39 %      1.21 %(d)
 Ratio of net investment
  income to average net
  assets*...............      2.47 %      2.69 %      2.88 %     2.65 %      2.77 %(d)
 Portfolio turnover**...     43.60 %     85.16 %     58.16 %    49.00 %     26.00 %
 Average commission rate
  paid (e)..............   $0.0503     $0.0599          --         --          --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b)  Period from commencement of operations.
(c)  Not annualized.
(d)  Annualized.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.



                       See notes to financial statements

THE ARCH FUND, INC.
BALANCED PORTFOLIO
INVESTOR B SHARES

                              FINANCIAL HIGHLIGHTS

                                                 YEARS ENDED          MARCH 1,
                                                NOVEMBER 30,          1995 TO
                                            ----------------------  NOVEMBER 30,
                                               1997        1996       1995 (A)
                                            ----------  ----------  ------------
                                            INVESTOR B  INVESTOR B   INVESTOR B
                                              SHARES      SHARES       SHARES
                                            ----------  ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD......   $ 12.49     $ 11.59       $10.13
                                             -------     -------       ------
Investment Activities
 Net investment income....................      0.25        0.25         0.22
 Net realized and unrealized gains
  (losses) from investments...............      1.43        1.33         1.44
                                             -------     -------       ------
  Total from Investment Activities........      1.68        1.58         1.66
                                             -------     -------       ------
Distributions
 Net investment income....................     (0.26)      (0.26)       (0.20)
 In excess of net investment income.......     (0.05)         --           --
 Net realized gains.......................     (0.71)      (0.42)          --
                                             -------     -------       ------
  Total Distributions.....................     (1.02)      (0.68)       (0.20)
                                             -------     -------       ------
NET ASSET VALUE, END OF PERIOD............   $ 13.15     $ 12.49       $11.59
                                             =======     =======       ======
Total Return (excludes sales charge)......     14.57 %     14.35 %      23.92 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)........   $   522     $   321       $   36
 Ratio of expenses to average net assets..      1.96 %      1.96 %       1.93 %(c)
 Ratio of net investment income to average
  net assets..............................      1.85 %      2.09 %       2.28 %(c)
 Ratio of expenses to average net assets*.      2.06 %      2.06 %       2.03 %(c)
 Ratio of net investment income to average
  net assets*.............................      1.75 %      1.99 %       2.18 %(c)
 Portfolio turnover**.....................     43.60 %     85.16 %      58.16 %
 Average commission rate paid (d).........   $0.0503     $0.0599           --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c)  Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.




                       See notes to financial statements

THE ARCH FUND, INC.
BALANCED PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                                  APRIL 1, 1993
                             YEARS ENDED NOVEMBER 30,                  TO
                          -------------------------------------   NOVEMBER 30,
                           1997      1996      1995      1994       1993 (A)
                          -------   -------   -------   -------   -------------
                           TRUST     TRUST     TRUST     TRUST        TRUST
                          SHARES    SHARES    SHARES    SHARES       SHARES
                          -------   -------   -------   -------   -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 12.58   $ 11.64   $  9.62   $ 10.22      $ 10.00
                          -------   -------   -------   -------      -------
Investment Activities
 Net investment income..     0.38      0.37      0.34      0.29         0.23
 Net realized and
  unrealized gains
  (losses) from
  investments...........     1.45      1.34      2.02     (0.47)        0.15
                          -------   -------   -------   -------      -------
  Total from Investment
   Activities...........     1.83      1.71      2.36     (0.18)        0.38
                          -------   -------   -------   -------      -------
Distributions
 Net investment income..    (0.43)    (0.35)    (0.34)    (0.29)       (0.16)
 Net realized gains.....    (0.71)    (0.42)       --        --           --
 In excess of net
  realized gains........       --        --        --     (0.13)          --
                          -------   -------   -------   -------      -------
  Total Distributions...    (1.14)    (0.77)    (0.34)    (0.42)       (0.16)
                          -------   -------   -------   -------      -------
NET ASSET VALUE, END OF
 PERIOD.................  $ 13.27   $ 12.58   $ 11.64   $  9.62      $ 10.22
                          =======   =======   =======   =======      =======
Total Return............    15.81 %   15.56 %   24.97 %   (1.81)%      (3.86)%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........  $54,299   $61,821   $72,669   $65,288      $69,720
 Ratio of expenses to
  average net assets....     0.97 %    0.97 %    0.98 %    0.97 %       0.56 %(c)
 Ratio of net investment
  income to average net
  assets................     2.87 %    3.08 %    3.29 %    3.04 %       3.42 %(c)
 Ratio of expenses to
  average net assets *..     1.37 %    1.07 %    1.08 %    1.39 %       1.21 %(c)
 Ratio of net investment
  income to average net
  assets *..............     2.47 %    2.98 %    3.19 %    2.63 %       2.77 %(c)
 Portfolio turnover **..    43.60 %   85.16 %   58.16 %   49.00 %      26.00 %
 Average commission rate
  paid (d)..............  $0.0503   $0.0599        --        --           --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.




                       See notes to financial statements

THE ARCH FUND, INC.
BALANCED PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                                                               APRIL 1, 1993
                                       YEARS ENDED NOVEMBER 30,                     TO
                          ---------------------------------------------------- NOVEMBER 30,
                            1997         1996          1995        1994 (A)      1993 (B)
                          --------   ------------- ------------- ------------- -------------
                          INVESTOR   INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL   INVESTOR
                           SHARES       SHARES        SHARES        SHARES        SHARES
                          --------   ------------- ------------- ------------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.................  $ 12.54       $ 11.62       $  9.60       $ 10.22       $10.00
                          -------       -------       -------       -------       ------
Investment Activities
 Net investment income..     0.31          0.32          0.31          0.28         0.23
 Net realized and
  unrealized gains
  (losses) from
  investments...........     1.49          1.34          2.02         (0.48)        0.15
                          -------       -------       -------       -------       ------
  Total from Investment
   Activities...........     1.80          1.66          2.33         (0.20)        0.38
                          -------       -------       -------       -------       ------
Distributions
 Net investment income..    (0.37)        (0.32)        (0.31)        (0.29)       (0.16)
 In excess of net
  investment income.....    (0.03)           --            --            --           --
 Net realized gains.....    (0.71)        (0.42)           --            --           --
 In excess of net
  realized gains........       --            --            --         (0.13)          --
                          -------       -------       -------       -------       ------
  Total Distributions...    (1.11)        (0.74)        (0.31)        (0.42)       (0.16)
                          -------       -------       -------       -------       ------
NET ASSET VALUE, END OF
 PERIOD.................  $ 13.23       $ 12.54       $ 11.62       $  9.60       $10.22
                          =======       =======       =======       =======       ======
Total Return............    15.52 %       15.08 %       24.67 %       (2.00)%       3.86 %(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........  $61,655       $54,731       $36,827       $22,723       $1,978
 Ratio of expenses to
  average net assets....     1.27 %        1.27 %        1.27 %        1.27 %       0.56 %(d)
 Ratio of net investment
  income to average net
  assets................     2.56 %        2.78 %        2.97 %        2.77 %       3.42 %(d)
 Ratio of expenses to
  average net assets*...     1.37 %        1.37 %        1.37 %        1.40 %       1.21 %(d)
 Ratio of net investment
  income to average net
  assets*...............     2.46 %        2.68 %        2.87 %        2.64 %       2.77 %(d)
 Portfolio turnover**...    43.60 %       85.16 %       58.16 %       49.00 %      26.00 %
 Average commission rate
  paid (e)..............  $0.0503       $0.0599            --            --           --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) The Balanced Portfolio issued a series of shares designated as "Investor" Shares on April 1, 1993. In addition, on January 3, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.
(c) Not annualized.
(d) Annualized.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.




                       See notes to financial statements

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                         YEARS ENDED NOVEMBER 30,
                           ----------------------------------------------------
                              1997       1996       1995     1994 (A)    1993
                           ---------- ---------- ---------- ---------- --------
                           INVESTOR A INVESTOR A INVESTOR A INVESTOR A INVESTOR
                             SHARES     SHARES     SHARES     SHARES    SHARES
                           ---------- ---------- ---------- ---------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $10.34     $10.53     $ 9.64     $10.65    $10.26
                             ------     ------     ------     ------    ------
Investment Activities
 Net investment income...      0.56       0.64       0.61       0.60      0.64
 Net realized and
  unrealized gains
  (losses) from
  investments............      0.01      (0.19)      0.89      (0.94)     0.39
                             ------     ------     ------     ------    ------
  Total from Investment
   Activities............      0.57       0.45       1.50      (0.34)     1.03
                             ------     ------     ------     ------    ------
Distributions
 Net investment income...     (0.56)     (0.64)     (0.61)     (0.60)    (0.64)
 In excess of net
  investment income......        --         --         --      (0.07)       --
                             ------     ------     ------     ------    ------
  Total Distributions....     (0.56)     (0.64)     (0.61)     (0.67)    (0.64)
                             ------     ------     ------     ------    ------
NET ASSET VALUE, END OF
 PERIOD..................    $10.35     $10.34     $10.53     $ 9.64    $10.65
                             ======     ======     ======     ======    ======
Total Return (excludes
 sales charge)...........      5.78 %     4.51 %    15.98 %    (3.32)%   10.23 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)...........    $4,774     $4,915     $5,496     $5,167    $3,737
 Ratio of expenses to
  average net assets.....      0.95 %     0.95 %     0.95 %     0.95 %    0.95 %
 Ratio of net investment
  income to average net
  assets.................      5.46 %     6.06 %     6.03 %     6.00 %    6.00 %
 Ratio of expenses to
  average net assets*....      1.05 %     1.05 %     1.05 %     1.05 %    1.05 %
 Ratio of net investment
  income to average net
  assets*................      5.36 %     5.96 %     5.93 %     5.90 %    5.90 %
 Portfolio turnover**....    140.72 %   149.20 %    59.32 %    50.00 %   31.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.




                       See notes to financial statements

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                YEARS ENDED        MARCH 1, 1995
                                               NOVEMBER 30,             TO
                                           ----------------------  NOVEMBER 30,
                                              1997        1996       1995 (A)
                                           ----------  ----------  -------------
                                           INVESTOR B  INVESTOR B   INVESTOR B
                                             SHARES      SHARES       SHARES
                                           ----------  ----------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $ 10.34     $ 10.53       $ 9.92
                                            -------     -------       ------
Investment Activities
 Net investment income...................      0.49        0.57         0.38
 Net realized and unrealized gains
  (losses) from investments..............      0.03       (0.19)        0.61
                                            -------     -------       ------
  Total from Investment Activities.......      0.52        0.38         0.99
                                            -------     -------       ------
Distributions
 Net investment income...................     (0.49)      (0.57)       (0.38)
                                            -------     -------       ------
  Total Distributions....................     (0.49)      (0.57)       (0.38)
                                            -------     -------       ------
NET ASSET VALUE, END OF PERIOD...........   $ 10.37     $ 10.34       $10.53
                                            =======     =======       ======
Total Return (excludes sales charge).....      5.26 %      3.79 %      15.27 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000).......   $   545     $   511       $  106
 Ratio of expenses to average net assets.      1.65 %      1.65 %       1.65 %(c)
 Ratio of net investment income to
  average net assets.....................      4.84 %      5.37 %       5.19 %(c)
 Ratio of expenses to average net
  assets*................................      1.75 %      1.75 %       1.75 %(c)
 Ratio of net investment income to
  average net assets*....................      4.74 %      5.27 %       5.09 %(c)
 Portfolio turnover**....................    140.72 %    149.20 %      59.32 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Annualized.




                       See notes to financial statements

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                      YEARS ENDED NOVEMBER
                          ----------------------------------------------------
                            1997       1996       1995       1994       1993
                          --------   --------   --------   --------   --------
                           TRUST      TRUST      TRUST      TRUST      TRUST
                           SHARES     SHARES     SHARES     SHARES     SHARES
                          --------   --------   --------   --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  10.34   $  10.53   $   9.64   $  10.65   $  10.26
                          --------   --------   --------   --------   --------
Investment Activities
 Net investment income..      0.59       0.67       0.64       0.63       0.68
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.03      (0.19)      0.89      (0.94)      0.39
                          --------   --------   --------   --------   --------
  Total from Investment
   Activities...........      0.62       0.48       1.53      (0.31)      1.07
                          --------   --------   --------   --------   --------
Distributions
 Net investment income..     (0.59)     (0.67)     (0.64)     (0.63)     (0.68)
 In excess of net
  realized gains........        --         --         --      (0.07)        --
                          --------   --------   --------   --------   --------
  Total Distributions...     (0.59)     (0.67)     (0.64)     (0.70)     (0.68)
                          --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD.................  $  10.37   $  10.34   $  10.53   $   9.64   $  10.65
                          ========   ========   ========   ========   ========
Total Return............      6.32 %     4.82 %    16.31 %    (3.03)%    10.55 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)..........  $172,637   $141,440   $127,741   $132,577   $149,674
 Ratio of expenses to
  average net assets....      0.65 %     0.65 %     0.65 %     0.65 %     0.65 %
 Ratio of net investment
  income to average net
  assets................      5.85 %     6.36 %     6.32 %     6.25 %     6.32 %
 Ratio of expenses to
  average net assets*...      1.05 %     0.75 %     0.75 %     1.05 %     0.88 %
 Ratio of net investment
  income to average net
  assets*...............      5.45 %     6.26 %     6.22 %     5.85 %     6.09 %
 Portfolio turnover**...    140.72 %   149.20 %    59.32 %    50.00 %    31.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



                       See notes to financial statements

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                              YEARS ENDED NOVEMBER 30,
                          ----------------------------------------------------------------
                              1997          1996          1995        1994 (A)      1993
                          ------------- ------------- ------------- ------------- --------
                          INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INVESTOR
                             SHARES        SHARES        SHARES        SHARES      SHARES
                          ------------- ------------- ------------- ------------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 10.34       $ 10.53       $ 9.64        $10.65      $10.26
                             -------       -------       ------        ------      ------
Investment Activities
 Net investment income..        0.56          0.64         0.61          0.60        0.64
 Net realized and
  unrealized gains
  (losses) from
  investments...........        0.03         (0.19)        0.89         (0.94)       0.39
                             -------       -------       ------        ------      ------
  Total from Investment
   Activities...........        0.59          0.45         1.50         (0.34)       1.03
                             -------       -------       ------        ------      ------
Distributions
 Net investment income..       (0.56)        (0.64)       (0.61)        (0.60)      (0.64)
 In excess of net
  realized gains........          --            --           --         (0.07)         --
                             -------       -------       ------        ------      ------
  Total Distributions...       (0.56)        (0.64)       (0.61)        (0.67)      (0.64)
                             -------       -------       ------        ------      ------
NET ASSET VALUE, END OF
 PERIOD.................     $ 10.37       $ 10.34       $10.53        $ 9.64      $10.65
                             =======       =======       ======        ======      ======
Total Return............        6.00 %        4.51 %      15.98 %       (3.32)%     10.23 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)..........     $16,954       $14,875       $9,413        $5,965      $3,737
 Ratio of expenses to
  average net assets....        0.95 %        0.95 %       0.95 %        0.96 %      0.95 %
 Ratio of net investment
  income to average net
  assets................        5.55 %        6.06 %       6.01 %        6.03 %      6.00 %
 Ratio of expenses to
  average net assets*...        1.05 %        1.05 %       1.05 %        1.07 %      1.05 %
 Ratio of net investment
  income to average net
  assets*...............        5.45 %        5.96 %       5.91 %        5.92 %      5.90 %
 Portfolio turnover**...      140.72 %      149.20 %      59.32 %       50.00 %     31.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On January 3, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for the periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.



                       See notes to financial statements

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                         YEARS ENDED NOVEMBER 30,
                           ----------------------------------------------------
                              1997       1996       1995     1994 (A)    1993
                           ---------- ---------- ---------- ---------- --------
                           INVESTOR A INVESTOR A INVESTOR A INVESTOR A INVESTOR
                             SHARES     SHARES     SHARES     SHARES    SHARES
                           ---------- ---------- ---------- ---------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $10.67     $10.85     $10.05     $11.20    $10.80
                             ------     ------     ------     ------    ------
Investment Activities
 Net investment income...      0.60       0.62       0.64       0.61      0.59
 Net realized and
  unrealized gains
  (losses) from
  investments............     (0.07)     (0.15)      0.80      (1.00)     0.47
                             ------     ------     ------     ------    ------
  Total from Investment
   Activities............      0.53       0.47       1.44      (0.39)     1.06
                             ------     ------     ------     ------    ------
Distributions
 Net investment income...     (0.58)     (0.62)     (0.64)     (0.61)    (0.59)
 In excess of net
  investment income......        --      (0.03)        --         --        --
 Net realized gains......        --         --         --         --     (0.07)
 In excess of net
  realized gains.........        --         --         --      (0.18)       --
                             ------     ------     ------     ------    ------
  Total Distributions....     (0.58)     (0.65)     (0.64)     (0.79)    (0.66)
                             ------     ------     ------     ------    ------
NET ASSET VALUE, END OF
 PERIOD..................    $10.62     $10.67     $10.85     $10.05    $11.20
                             ======     ======     ======     ======    ======
Total Return (excludes
 sales charge)...........      5.20 %     4.57 %    14.66 %    (3.14)%   10.03 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)...........    $5,181     $7,153     $8,179     $9,631    $9,567
 Ratio of expenses to
  average net assets.....      0.97 %     0.97 %     0.97 %     0.96 %    0.97 %
 Ratio of net investment
  income to average net
  assets.................      5.56 %     5.82 %     6.05 %     5.98 %    5.25 %
 Ratio of expenses to
  average net assets*....      1.07 %     1.07 %     1.07 %     1.06 %    1.08 %
 Ratio of net investment
  income to average net
  assets*................      5.46 %     5.72 %     5.95 %     5.88 %    5.14 %
 Portfolio turnover**....    100.33 %    53.76 %    93.76 %    50.00 %   24.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.




                       See notes to financial statements

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                YEARS ENDED      MARCH 1, 1995
                                               NOVEMBER 30,           TO
                                           --------------------- NOVEMBER 30,
                                              1997       1996      1995 (A)
                                           ---------- ---------- -------------
                                           INVESTOR B INVESTOR B  INVESTOR B
                                             SHARES     SHARES      SHARES
                                           ---------- ---------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $10.66     $10.84      $10.34
                                             ------     ------      ------
Investment Activities
 Net investment income...................      0.51       0.55        0.31
 Net realized and unrealized gains
  (losses) from investments..............     (0.05)     (0.15)       0.50
                                             ------     ------      ------
  Total from Investment Activities.......      0.46       0.40        0.81
                                             ------     ------      ------
Distributions
 Net investment income...................     (0.51)     (0.55)      (0.31)
 Net realized gains......................        --      (0.03)         --
                                             ------     ------      ------
  Total Distributions....................     (0.51)     (0.58)      (0.31)
                                             ------     ------      ------
NET ASSET VALUE, END OF PERIOD...........    $10.61     $10.66      $10.84
                                             ======     ======      ======
Total Return (excludes sales charge).....      4.47 %     3.85 %     12.85 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......    $  466     $  359      $   41
 Ratio of expenses to average net assets.      1.67 %     1.66 %      1.68 %(c)
 Ratio of net investment income to
  average net assets.....................      4.84 %     5.06 %      5.37 %(c)
 Ratio of expenses to average net
  assets*................................      1.77 %     1.76 %      1.78 %(c)
 Ratio of net investment income to
  average net assets*....................      4.74 %     4.96 %      5.27 %(c)
 Portfolio turnover**....................    100.33 %    53.76 %     93.76 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Annualized.



                       See notes to financial statements

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                      YEARS ENDED NOVEMBER 30,
                               -----------------------------------------------
                                1997      1996      1995      1994      1993
                               -------   -------   -------   -------   -------
                                TRUST     TRUST     TRUST     TRUST     TRUST
                               SHARES    SHARES    SHARES    SHARES    SHARES
                               -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $ 10.67   $ 10.85   $ 10.05   $ 11.20   $ 10.80
                               -------   -------   -------   -------   -------
Investment Activities
 Net investment income.......     0.61      0.66      0.67      0.66      0.62
 Net realized and unrealized
  gains (losses) from
  investments................    (0.05)    (0.15)     0.80     (0.97)     0.47
                               -------   -------   -------   -------   -------
  Total from Investment
   Activities................     0.56      0.51      1.47     (0.31)     1.09
                               -------   -------   -------   -------   -------
Distributions
 Net investment income.......    (0.61)    (0.66)    (0.67)    (0.66)    (0.62)
 Net realized gains..........       --        --        --        --     (0.07)
 In excess of net realized
  gains......................       --     (0.03)       --     (0.18)       --
                               -------   -------   -------   -------   -------
  Total Distributions........    (0.61)    (0.69)    (0.67)    (0.84)    (0.69)
                               -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
 PERIOD......................  $ 10.62   $ 10.67   $ 10.85   $ 10.05   $ 11.20
                               =======   =======   =======   =======   =======
Total Return.................     5.51 %    4.88 %   15.00 %   (2.85)%   10.36 %
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
  (000)......................  $72,753   $60,079   $45,513   $33,166   $35,121
 Ratio of expenses to average
  net assets.................     0.67 %    0.67 %    0.67 %    0.66 %    0.67 %
 Ratio of net investment
  income to average net
  assets.....................     5.84 %    6.10 %    6.36 %    6.25 %    5.57 %
 Ratio of expenses to average
  net assets*................     1.07 %    0.77 %    0.77 %    1.06 %    0.91 %
 Ratio of net investment
  income to average net
  assets*....................     5.44 %    6.00 %    6.26 %    5.85 %    5.33 %
 Portfolio turnover**........   100.33 %   53.67 %   93.76 %   50.00 %   24.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



                       See notes to financial statements

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                              YEARS ENDED NOVEMBER 30,
                          ----------------------------------------------------------------
                              1997          1996          1995        1994 (A)      1993
                          ------------- ------------- ------------- ------------- --------
                          INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INVESTOR
                             SHARES        SHARES        SHARES        SHARES      SHARES
                          ------------- ------------- ------------- ------------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $10.64        $10.82        $10.02        $11.20      $10.80
                             ------        ------        ------        ------      ------
Investment Activities
 Net investment income..       0.56          0.62          0.63          0.61        0.59
 Net realized and
  unrealized gains
  (losses) from
  investments...........      (0.04)        (0.15)         0.80         (1.00)       0.47
                             ------        ------        ------        ------      ------
  Total from Investment
   Activities...........       0.52          0.47          1.43         (0.39)       1.06
                             ------        ------        ------        ------      ------
Distributions
 Net investment income..      (0.58)        (0.62)        (0.63)        (0.61)      (0.59)
 In excess of net
  investment income.....         --            --            --         (0.18)         --
 Net realized gains.....         --            --            --            --       (0.07)
 In excess of net
  realized gains........         --         (0.03)           --            --          --
                             ------        ------        ------        ------      ------
  Total Distributions...      (0.58)        (0.65)        (0.63)        (0.79)      (0.66)
                             ------        ------        ------        ------      ------
NET ASSET VALUE, END OF
 PERIOD.................     $10.58        $10.64        $10.82        $10.02      $11.20
                             ======        ======        ======        ======      ======
Total Return............       5.10 %        4.55 %       14.69 %       (3.46)%     10.03 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)..........     $7,049        $2,232        $  667        $   51      $9,567
 Ratio of expenses to
  average net assets....       0.97 %        0.96 %        0.97 %        0.95 %      0.97 %
 Ratio of net investment
  income to average net
  assets................       5.52 %        5.75 %        5.91 %        6.54 %      5.25 %
 Ratio of expenses to
  average net assets*...       1.07 %        1.06 %        1.07 %        1.16 %      1.08 %
 Ratio of net investment
  income to average net
  assets*...............       5.42 %        5.65 %        5.81 %        6.33 %      5.14 %
 Portfolio turnover**...     100.33 %       53.76 %       93.76 %       50.00 %     24.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) As of December 1, 1990, the Portfolio designated the existing series of shares as "Investor" Shares. In addition, on June 7, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for periods prior to June 7, 1994 represent financial highlights applicable to the Investor Shares.



                       See notes to financial statements

THE ARCH FUND, INC.
SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                                YEARS ENDED      JULY 10, 1995
                                               NOVEMBER 30,           TO
                                           --------------------- NOVEMBER 30,
                                              1997       1996      1995 (A)
                                           ---------- ---------- -------------
                                           INVESTOR A INVESTOR A  INVESTOR A
                                             SHARES     SHARES      SHARES
                                           ---------- ---------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $10.08     $10.08      $10.00
                                             ------     ------      ------
Investment Activities
 Net investment income...................      0.37       0.40          --
 Net realized and unrealized gains
  (losses) from investments..............      0.03         --        0.08
                                             ------     ------      ------
  Total from Investment Activities.......      0.40       0.40        0.08
                                             ------     ------      ------
Distributions
 Net investment income...................     (0.37)     (0.40)         --
                                             ------     ------      ------
  Total Distributions....................     (0.37)     (0.40)         --
                                             ------     ------      ------
NET ASSET VALUE, END OF PERIOD...........    $10.11     $10.08      $10.08
                                             ======     ======      ======
Total Return (excludes sales charge).....      4.12 %     4.02 %      0.80 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......    $   16     $   51          --(c)
 Ratio of expenses to average net assets.      0.62 %     0.56 %      0.00 %(d)
 Ratio of net investment income to
  average net assets.....................      3.78 %     3.83 %      0.00 %(d)
 Ratio of expenses to average net
  assets*................................      1.32 %     1.26 %      0.00 %(d)
 Ratio of net investment income to
  average net assets*....................      3.08 %     3.13 %      0.00 %(d)
 Portfolio turnover**....................      0.00 %     0.00 %      0.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Only one Investor A Share, worth $10.08, was outstanding as of November 30, 1995.
(d) Annualized.


                       See notes to financial statements

THE ARCH FUND, INC.
SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                               YEARS ENDED         JULY 10,
                                              NOVEMBER 30,         1995 TO
                                             -----------------   NOVEMBER 30,
                                              1997      1996       1995 (A)
                                             -------   -------   ------------
                                              TRUST     TRUST       TRUST
                                             SHARES    SHARES       SHARES
                                             -------   -------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......  $ 10.07   $ 10.07     $ 10.00
                                             -------   -------     -------
Investment Activities
 Net investment income.....................     0.40      0.41        0.14
 Net realized and unrealized gains (losses)
  from investments.........................     0.03        --        0.07
                                             -------   -------     -------
  Total from Investment Activities.........     0.43      0.41        0.21
                                             -------   -------     -------
Distributions
 Net investment income.....................    (0.40)    (0.41)      (0.14)
                                             -------   -------     -------
  Total Distributions......................    (0.40)    (0.41)      (0.14)
                                             -------   -------     -------
NET ASSET VALUE, END OF PERIOD.............   $10.10   $ 10.07     $ 10.07
                                             -------   -------     -------
Total Return...............................     4.39 %    4.15 %      2.15 %(b)
                                             =======   =======     =======
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).........  $30,454   $29,472     $23,754
 Ratio of expenses to average net assets...     0.38 %    0.31 %      0.47 %(c)
 Ratio of net investment income to average
  net assets...............................     4.00 %    4.07 %      3.81 %(c)
 Ratio of expenses to average net assets*..     1.33 %    0.96 %      1.12 %(c)
 Ratio of net investment income to average
  net assets*..............................     3.05 %    3.42 %      3.16 %(c)
 Portfolio turnover**......................     0.00 %    0.00 %      0.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.




                       See notes to financial statements

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                               YEARS ENDED         SIX MONTHS
                              NOVEMBER 30,           ENDED            YEARS ENDED MAY 31,
                          ----------------------  NOVEMBER 30,    -------------------------------
                             1997        1996       1995 (D)       1995 (A)     1994       1993
                          ----------  ----------  ------------    ----------  --------   --------
                          INVESTOR A  INVESTOR A   INVESTOR A     INVESTOR A  INVESTOR   INVESTOR
                            SHARES      SHARES       SHARES         SHARES     SHARES     SHARES
                          ----------  ----------  ------------    ----------  --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 11.69     $ 11.74      $ 11.52        $ 11.13    $ 11.54    $ 10.97
                           -------     -------      -------        -------    -------    -------
Investment Activities
 Net investment income .      0.53        0.55         0.27           0.55       0.55       0.58
 Net realized and
  unrealized gains
  (losses) from
  investments ..........      0.18       (0.05)        0.22           0.40      (0.37)      0.64
                           -------     -------      -------        -------    -------    -------
  Total from Investment
   Activities...........      0.71        0.50         0.49           0.95       0.18       1.22
                           -------     -------      -------        -------    -------    -------
Distributions
 Net investment income .     (0.53)      (0.55)       (0.27)         (0.55)     (0.55)     (0.58)
 Net realized gains.....        --          --           --          (0.01)     (0.04)     (0.07)
                           -------     -------      -------        -------    -------    -------
  Total Distributions...     (0.53)      (0.55)       (0.27)         (0.56)     (0.59)     (0.65)
                           -------     -------      -------        -------    -------    -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 11.87     $ 11.69      $ 11.74        $ 11.52    $ 11.13    $ 11.54
                           =======     =======      =======        =======    =======    =======
Total Return (excludes
 sales charge)..........      6.27 %      4.41 %       4.32 %(b)      8.91 %     1.53 %    11.47 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)..........   $23,722     $25,144      $24,726        $24,318    $27,919    $23,223
 Ratio of expenses to
  average net assets ...      0.86 %      0.85 %       0.95 %(c)      0.84 %     0.65 %     0.63 %
 Ratio of net investment
  income to average net
  assets................      4.57 %      4.75 %       4.64 %(c)      5.02 %     4.75 %     5.11 %
 Ratio of expenses to
  average net assets*...      1.06 %      1.05 %       1.18 %(c)      1.18 %     1.12 %     1.18 %
 Ratio of net investment
  income to average net
  assets*...............      4.37 %      4.55 %       4.44 %(c)      4.68 %     4.28 %     4.56 %
 Portfolio turnover**...      3.50 %      3.66 %       1.55 %           --      20.00 %    15.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Not annualized.
(c) Annualized.
(d) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.



                       See notes to financial statements

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                 YEARS ENDED       SIX MONTHS
                                NOVEMBER 30,         ENDED       MARCH 1, 1995
                            --------------------- NOVEMBER 30,    TO MAY 31,
                               1997       1996      1995 (E)       1995 (A)
                            ---------- ---------- ------------   -------------
                            INVESTOR B INVESTOR B  INVESTOR B     INVESTOR B
                              SHARES     SHARES      SHARES         SHARES
                            ---------- ---------- ------------   -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................    $11.68     $11.74      $11.52         $11.19
                              ------     ------      ------         ------
Investment Activities
 Net investment income....      0.44       0.45        0.22           0.11
 Net realized and
  unrealized gains
  (losses) from
  investments.............      0.18      (0.06)       0.22           0.33
                              ------     ------      ------         ------
  Total from Investment
   Activities.............      0.62       0.39        0.44           0.44
                              ------     ------      ------         ------
Distributions
 Net investment income....     (0.44)     (0.45)      (0.22)         (0.11)
                              ------     ------      ------         ------
  Total Distributions.....     (0.44)     (0.45)      (0.22)         (0.11)
                              ------     ------      ------         ------
NET ASSET VALUE, END OF
 PERIOD...................    $11.86     $11.68      $11.74         $11.52
                              ======     ======      ======         ======
Total Return (excludes
 sales charge)............      5.43 %     3.48 %      3.88 %(b)      8.61 %(c)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)............    $1,398     $  675      $  433         $   94
 Ratio of expenses to
  average net assets......      1.66 %     1.65 %      1.77 %(d)      1.76 %(d)
 Ratio of net investment
  income to average net
  assets..................      3.76 %     3.96 %      3.82 %(d)      4.00 %(d)
 Ratio of expenses to
  average net assets*.....      1.76 %     1.75 %      1.87 %(d)      1.88 %(d)
 Ratio of net investment
  income to average net
  assets*.................      3.66 %     3.86 %      3.72 %(d)      3.89 %(d)
 Portfolio turnover**.....      3.50 %     3.66 %      1.55 %           --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated Investor shares as "Investor A" shares and authorized the issuance of a third series of shares designated as "Investor B" shares. These financial highlights of Investor B shares cover the period from March 1, 1995 (commencement of operations) through May 31, 1995.
(b) Not annualized.
(c) Represents total return for the Investor A Shares from June 1, 1994 to February 28, 1995, plus the total return for the Investor B Shares for the period from March 1, 1995 to May 31, 1995.
(d) Annualized.
(e) Upon reorganizing as a Portfilio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.



                       See notes to financial statements

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                            YEARS ENDED        SIX MONTHS
                           NOVEMBER 30,          ENDED          YEAR ENDED MAY 31,
                          -----------------   NOVEMBER 30,    ---------------------------
                           1997      1996       1995 (C)       1995      1994      1993
                          -------   -------   ------------    -------   -------   -------
                           TRUST     TRUST       TRUST         TRUST     TRUST     TRUST
                          SHARES    SHARES       SHARES       SHARES    SHARES    SHARES
                          -------   -------   ------------    -------   -------   -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 11.69   $ 11.74     $ 11.52       $ 11.13   $ 11.54   $ 10.97
                          -------   -------     -------       -------   -------   -------
Investment Activities
 Net investment income..     0.56      0.57        0.28          0.57      0.58      0.60
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.18     (0.05)       0.22          0.40     (0.37)     0.64
                          -------   -------     -------       -------   -------   -------
  Total from Investment
   Activities...........     0.74      0.52        0.50          0.97      0.21      1.24
                          -------   -------     -------       -------   -------   -------
Distributions
 Net investment income..    (0.56)    (0.57)      (0.28)        (0.57)    (0.58)    (0.60)
 Net realized gains.....       --        --          --         (0.01)    (0.04)    (0.07)
                          -------   -------     -------       -------   -------   -------
  Total Distributions...    (0.56)    (0.57)      (0.28)        (0.58)    (0.62)    (0.67)
                          -------   -------     -------       -------   -------   -------
NET ASSET VALUE, END OF
 PERIOD.................  $ 11.87   $ 11.69     $ 11.74       $ 11.52   $ 11.13   $ 11.54
                          =======   =======     =======       =======   =======   =======
Total Return............     6.48 %    4.62 %      4.41 %(a)     9.12 %    1.73 %   11.70 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........  $75,431   $55,905     $47,773       $44,336   $47,743   $32,777
 Ratio of expenses to
  average net assets....     0.66 %    0.65 %      0.78 %(b)     0.64 %    0.45 %    0.43 %
 Ratio of net investment
  income to average net
  assets................     4.76 %    4.95 %      4.83 %(b)     5.22 %    4.96 %    5.30 %
 Ratio of expenses to
  average net assets*...     1.06 %    0.75 %      0.88 %(b)     1.16 %    1.13 %    0.98 %
 Ratio of net investment
  income to average net
  assets*...............     4.36 %    4.85 %      4.73 %(b)     4.70 %    4.28 %    4.75 %
 Portfolio turnover**...     3.50 %    3.66 %      1.55 %          --     20.00 %   15.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Not annualized.
(b)  Annualized.
(c) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.



                       See notes to financial statements

THE ARCH FUND, INC.
NATIONAL MUNICIPAL BOND
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                                             NOVEMBER 18, 1996
                                            YEAR ENDED              TO
                                         NOVEMBER 30, 1997 NOVEMBER 30, 1996 (A)
                                         ----------------- ---------------------
                                            INVESTOR A          INVESTOR A
                                              SHARES              SHARES
                                         ----------------- ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $10.05              $10.00
                                              ------              ------
Investment Activities
 Net investment income.................         0.52                0.02
 Net realized and unrealized gains
  (losses) from investments............         0.22                0.05
                                              ------              ------
  Total from Investment Activities.....         0.74                0.07
                                              ------              ------
Distributions
 Net investment income.................        (0.52)              (0.02)
                                              ------              ------
  Total Distributions..................        (0.52)              (0.02)
                                              ------              ------
NET ASSET VALUE, END OF PERIOD.........       $10.27              $10.05
                                              ======              ======
Total Return (excludes sales charge)...         7.61 %              0.73 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).....       $  717              $    1
 Ratio of expenses to average net
  assets...............................         0.35 %              0.37 %(c)
 Ratio of net investment income to
  average net assets...................         4.71 %              9.08 %(c)
 Ratio of expenses to average net
  assets*..............................         1.17 %              1.07 %(c)
 Ratio of net investment income to
  average net assets*..................         3.89 %              8.38 %(c)
 Portfolio turnover**..................        83.94 %                --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.



                       See notes to financial statements

THE ARCH FUND, INC.
NATIONAL MUNICIPAL BOND
INVESTOR B SHARES

                              FINANCIAL HIGHLIGHTS

                                                             NOVEMBER 18, 1996
                                            YEAR ENDED              TO
                                         NOVEMBER 30, 1997 NOVEMBER 30, 1996 (A)
                                         ----------------- ---------------------
                                            INVESTOR B          INVESTOR B
                                              SHARES              SHARES
                                         ----------------- ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $10.05              $10.00
                                              ------              ------
Investment Activities
 Net investment income.................         0.44                0.02
 Net realized and unrealized gains
  (losses) from investments............         0.24                0.05
                                              ------              ------
  Total from Investment Activities.....         0.68                0.07
                                              ------              ------
Distributions
 Net investment income.................        (0.44)              (0.02)
                                              ------              ------
  Total Distributions..................        (0.44)              (0.02)
                                              ------              ------
NET ASSET VALUE, END OF PERIOD.........       $10.29              $10.05
                                              ======              ======
Total Return (excludes sales charge)...         7.01 %              0.70 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).....       $  408              $    1
 Ratio of expenses to average net
  assets...............................         1.17 %              1.10 %(c)
 Ratio of net investment income to
  average net assets...................         4.08 %              8.35 %(c)
 Ratio of expenses to average net
  assets*..............................         1.89 %              1.80 %(c)
 Ratio of net investment income to
  average net assets*..................         3.36 %              7.65 %(c)
 Portfolio turnover**..................        83.94 %                --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.




                       See notes to financial statements

THE ARCH FUND, INC.
NATIONAL MUNICIPAL BOND
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                             NOVEMBER 18, 1996
                                            YEAR ENDED              TO
                                         NOVEMBER 30, 1997 NOVEMBER 30, 1996 (A)
                                         ----------------- ---------------------
                                               TRUST               TRUST
                                              SHARES              SHARES
                                         ----------------- ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD...      $  10.05            $  10.00
                                             --------            --------
Investment Activities
 Net investment income.................          0.54                0.02
 Net realized and unrealized gains
  (losses) from investments............          0.23                0.05
                                             --------            --------
  Total from Investment Activities.....          0.77                0.07
                                             --------            --------
Distributions
 Net investment income.................         (0.54)              (0.02)
                                             --------            --------
  Total Distributions..................         (0.54)              (0.02)
                                             --------            --------
NET ASSET VALUE, END OF PERIOD.........      $  10.28            $  10.05
                                             ========            ========
Total Return...........................          7.97 %              0.74 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).....      $366,889            $310,413
 Ratio of expenses to average net
  assets...............................          0.14 %              0.12 %(c)
 Ratio of net investment income to
  average net assets...................          5.38 %              5.77 %(c)
 Ratio of expenses to average net
  assets*..............................          1.17 %              0.82 %(c)
 Ratio of net investment income to
  average net assets*..................          4.35 %              5.07 %(c)
 Portfolio turnover**..................         83.94 %                --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.



                       See notes to financial statements

THE ARCH FUND, INC.
INTERMEDIATE CORPORATE BOND
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                                             FEBRUARY 10, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                                INVESTOR A
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $10.00
                                                                  ------
Investment Activities
 Net investment income...................................           0.52
 Net realized and unrealized gains (losses) from
  investments............................................           0.11
                                                                  ------
  Total from Investment Activities.......................           0.63
                                                                  ------
Distributions
 Net investment income...................................          (0.52)
                                                                  ------
  Total Distributions....................................          (0.52)
                                                                  ------
NET ASSET VALUE, END OF PERIOD...........................         $10.11
                                                                  ======
Total Return (excludes sales charge).....................           6.48 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at the end of period (000)...................         $  277
 Ratio of expenses to average net assets.................           0.58 %(c)
 Ratio of net investment income to average net assets....           6.52 %(c)
 Ratio of expenses to average net assets*................           1.31 %(c)
 Ratio of net investment income to average net assets*...           5.79 %(c)
 Portfolio turnover**....................................          61.98 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.



                       See notes to financial statements

THE ARCH FUND, INC.
INTERMEDIATE CORPORATE BOND
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                             FEBRUARY 10, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                                   TRUST
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $ 10.00
                                                                  -------
Investment Activities
 Net investment income...................................            0.53
 Net realized and unrealized gains (losses) from
  investments............................................            0.11
                                                                  -------
  Total from Investment Activities.......................            0.64
                                                                  -------
Distributions
 Net investment income...................................           (0.53)
                                                                  -------
  Total Distributions....................................           (0.53)
                                                                  -------
NET ASSET VALUE, END OF PERIOD...........................         $ 10.11
                                                                  =======
Total Return.............................................            6.65 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at the end of period (000)...................         $44,443
 Ratio of expenses to average net assets.................            0.29 %(c)
 Ratio of net investment income to average net assets....            6.90 %(c)
 Ratio of expenses to average net assets*................            1.32 %(c)
 Ratio of net investment income to average net assets*...            5.87 %(c)
 Portfolio turnover**....................................           61.98 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.



                       See notes to financial statements

THE ARCH FUND, INC.
INTERMEDIATE CORPORATE BOND
INSTITUTIONAL SHARES

                              FINANCIAL HIGHLIGHTS

                                                             FEBRUARY 10, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                               INSTITUTIONAL
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $10.00
                                                                  ------
Investment Activities
 Net investment income...................................           0.53
 Net realized and unrealized gains (losses) from
  investments............................................           0.11
                                                                  ------
  Total from Investment Activities.......................           0.64
                                                                  ------
Distributions
 Net investment income...................................          (0.53)
                                                                  ------
  Total Distributions....................................          (0.53)
                                                                  ------
NET ASSET VALUE, END OF PERIOD...........................         $10.11
                                                                  ======
Total Return.............................................           6.60 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at the end of period (000)...................         $   27
 Ratio of expenses to average net assets.................           0.29 %(c)
 Ratio of net investment income to average net assets....           7.06 %(c)
 Ratio of expenses to average net assets*................           1.31 %(c)
 Ratio of net investment income to average net assets*...           6.04 %(c)
 Portfolio turnover**....................................          61.98 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.




                       See notes to financial statements

THE ARCH FUND, INC.
BOND INDEX
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                                             FEBRUARY 10, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                                INVESTOR A
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $10.00
                                                                  ------
Investment Activities
 Net investment income...................................           0.50
 Net realized and unrealized gains (losses) from
  investments............................................           0.17
                                                                  ------
  Total from Investment Activities.......................           0.67
                                                                  ------
Distributions
 Net investment income...................................          (0.50)
                                                                  ------
  Total Distributions....................................          (0.50)
                                                                  ------
NET ASSET VALUE, END OF PERIOD...........................         $10.17
                                                                  ======
Total Return (excludes sales charge).....................           6.93 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at the end of period (000)...................         $   55
 Ratio of expenses to average net assets.................           0.54 %(c)
 Ratio of net investment income to average net assets....           6.71 %(c)
 Ratio of expenses to average net assets*................           0.95 %(c)
 Ratio of net investment income to average net assets*...           6.30 %(c)
 Portfolio turnover**....................................          46.16 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.




                       See notes to financial statements

THE ARCH FUND, INC.
BOND INDEX
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                             FEBRUARY 10, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                                   TRUST
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................        $  10.00
                                                                 --------
Investment Activities
 Net investment income...................................            0.53
 Net realized and unrealized gains (losses) from invest-
  ments..................................................            0.16
                                                                 --------
  Total from Investment Activities.......................            0.69
                                                                 --------
Distributions
 Net investment income...................................           (0.53)
                                                                 --------
  Total Distributions....................................           (0.53)
                                                                 --------
NET ASSET VALUE, END OF PERIOD...........................        $  10.16
                                                                 ========
Total Return.............................................            7.15 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at the end of period (000)...................        $138,319
 Ratio of expenses to average net assets.................            0.23 %(c)
 Ratio of net investment income to average net assets....            6.92 %(c)
 Ratio of expenses to average net assets*................            0.94 %(c)
 Ratio of net investment income to average net assets*...            6.21 %(c)
 Portfolio turnover**....................................           46.16 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.



                       See notes to financial statements

THE ARCH FUND, INC.
BOND INDEX
INSTITUTIONAL SHARES

                              FINANCIAL HIGHLIGHTS

                                                             FEBRUARY 10, 1997
                                                                    TO
                                                           NOVEMBER 30, 1997 (A)
                                                           ---------------------
                                                               INSTITUTIONAL
                                                                  SHARES
                                                           ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $10.00
                                                                  ------
Investment Activities
 Net investment income...................................           0.53
 Net realized and unrealized gains (losses) from
  investments............................................           0.17
                                                                  ------
  Total from Investment Activities.......................           0.70
                                                                  ------
Distributions
 Net investment income...................................          (0.53)
                                                                  ------
  Total Distributions....................................          (0.53)
                                                                  ------
NET ASSET VALUE, END OF PERIOD...........................         $10.17
                                                                  ======
Total Return.............................................           7.20 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at the end of period (000)...................         $   27
 Ratio of expenses to average net assets.................           0.24 %(c)
 Ratio of net investment income to average net assets....           7.09 %(c)
 Ratio of expenses to average net assets*................           0.95 %(c)
 Ratio of net investment income to average net assets*...           6.38 %(c)
 Portfolio turnover**....................................          46.16 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.




                       See notes to financial statements

                [PHOTO OF DOLLAR AND POCKET WATCH APPEARS HERE]

                                                              INVESTMENT ADVISER
                                                Mississippi Valley Advisors Inc.
                                                           One Mercantile Center
                                                    Seventh & Washington Streets
                                                       St. Louis, Missouri 63101

                                                                     DISTRIBUTOR
                                                             BISYS Fund Services
                                                               3435 Stelzer Road
                                                      Columbus, Ohio  43219-3035

                                                                   LEGAL COUNSEL
                                                          Drinker Biddle & Reath
                                             Philadelphia National Bank Building
                                                            1345 Chestnut Street
                                          Philadelphia, Pennsylvania  19107-3496

                                                                        AUDITORS
                                                           KPMG Peat Marwick LLP
                                                            Two Nationwide Plaza
                                                           Columbus, Ohio  43215

                                                                  TRANSFER AGENT
                                                  BISYS Fund Services Ohio, Inc.
                                                               3435 Stelzer Road
                                                       Columbus, Ohio 43219-3035

 This report is submitted for the general information of the shareholders of The ARCH Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by effective prospectuses for the Funds, which contain information concerning the Funds' investment policies and expenses as well as other pertinent information.

1/98